As filed with the Securities and Exchange Commission on February 28, 2025
File Nos. 033-62470
811-07704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 230
☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 231
☒

SCHWAB CAPITAL TRUST
(Exact Name of Registrant as Specified in Charter)

211 Main Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 648-5300
(Registrant’s Telephone Number, including Area Code)

Catherine M. MacGregor, Esq.
211 Main Street
San Francisco, California 94105
(Name and Address of Agent for Service)

Copies of communications to:
Douglas P. Dick, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006	Gregory C. Davis, Esq. Ropes & Gray LLP Three Embarcadero Center San Francisco, CA 94111‑4006

It is proposed that this filing will become effective (check appropriate box):
☒  Immediately upon filing pursuant to paragraph (b)
□  On (date) pursuant to paragraph (b)
□  60 days after filing pursuant to paragraph (a)(1)
□  On (date) pursuant to paragraph (a)(1)
□  75 days after filing pursuant to paragraph (a)(2)
□  On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus | February 28, 2025
Schwab Funds®

Schwab® Active Equity Funds
Schwab® Large-Cap Growth Fund	SWLSX
Schwab® Core Equity Fund	SWANX
Schwab® International Core Equity Fund	SICNX
Schwab® Dividend Equity Fund	SWDSX
Schwab® Small-Cap Equity Fund	SWSCX
Schwab® Health Care Fund	SWHFX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Active Equity Funds

Schwab® Large-Cap Growth Fund
Ticker Symbol:	SWLSX

Investment Objective

The fund seeks long-term capital growth.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.72
Distribution (12b-1) fees	None
Other expenses	0.28
Total annual fund operating expenses	1.00
Less expense reduction	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.99

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.99% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies

To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations within the universe of the Russell 1000® Index at the time of purchase by the fund. The market capitalization range of the Russell 1000 Index was $464 million to $3.3 trillion, as of July 1, 2024 (the most recent index reconstitution date), and will change as market conditions change. The Russell 1000® Growth Index (the Index), the fund’s comparative index, includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted values. The fund invests its assets in companies it believes to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to have higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.
The fund actively selects portfolio securities. To aid its stock selection, the fund uses Schwab Equity Ratings®, a model that assigns ratings to approximately 3,000 U.S.-traded stocks. In addition to using Schwab Equity Ratings, the portfolio managers utilize investment data and other analytics to help manage the fund’s portfolio. Generally, when constructing the portfolio, the portfolio managers invest in stocks that are highly rated by Schwab Equity Ratings. As part of the portfolio construction process, the portfolio managers may also purchase lower-rated stocks or stocks that are not rated by Schwab Equity Ratings. This investment approach under normal conditions will result in a portfolio that maintains an overall weighting toward highly-rated stocks. For more information on Schwab Equity Ratings, please see the “More About Schwab’s Research” section in the prospectus.
When constructing the portfolio, the portfolio managers apply a research-driven, “bottom-up” approach focusing primarily on individual securities. Using both quantitative and qualitative techniques, the portfolio managers seek to identify attractive securities for equity investments. The companies are analyzed with respect to business quality, future return potential, and valuation. The portfolio managers assess the portfolio’s risk through a variety of quantitative and qualitative measures, as well as relative to the Index.
The fund may use a portfolio optimization process to assist in constructing the portfolio. A portfolio optimization process seeks to provide an optimal balance between risk and expected return,

Schwab Large-Cap Growth Fund | Fund Summary1

given parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash.
The fund may invest in exchange-traded funds (ETFs) and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. The fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

2Schwab Large-Cap Growth Fund | Fund Summary

Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The Russell 1000 Growth Index is the fund’s additional index and is more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 26.15% Q2 2020
Worst Quarter: (19.58%) Q2 2022
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	29.41%	16.85%	13.96%
After taxes on distributions	29.38%	16.21%	12.37%
After taxes on distributions and sale of shares	17.44%	13.47%	10.90%
Comparative Indices (reflects no deduction for fees, expenses, or taxes)
S&P 500 Index	25.02%	14.53%	13.10%
Russell 1000 Growth Index	33.36%	18.96%	16.78%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Bill McMahon, CFA, Managing Director and Chief Investment Officer of Active Equity Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2021.
Gretchen Novak, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2021.
Holly Emerson, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2017.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab Large-Cap Growth Fund | Fund Summary3

Schwab® Core Equity Fund
Ticker Symbol:	SWANX

Investment Objective

The fund seeks long-term capital growth.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.47
Distribution (12b-1) fees	None
Other expenses	0.25
Total annual fund operating expenses	0.72
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies

To pursue its investment objective, the fund invests primarily in U.S. stocks. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically invests in common stocks of U.S. companies that have market capitalizations of approximately $500 million or more at the time of purchase. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index (the Index). The Index includes the common stocks of 500 leading U.S. publicly-traded companies from a broad range of industries.
The fund actively selects portfolio securities. To aid its stock selection, the fund uses Schwab Equity Ratings®, a model that assigns ratings to approximately 3,000 U.S.-traded stocks. In addition to using Schwab Equity Ratings, the portfolio managers utilize investment data and other analytics to help manage the fund’s portfolio.
Generally, when constructing the portfolio, the portfolio managers invest in stocks that are highly rated by Schwab Equity Ratings. As part of the portfolio construction process, the portfolio managers may also purchase lower-rated stocks or stocks that are not rated by Schwab Equity Ratings. This investment approach under normal conditions will result in a portfolio that maintains an overall weighting toward highly-rated stocks. For more information on Schwab Equity Ratings, please see the “More About Schwab’s Research” section in the prospectus.
When constructing the portfolio, the portfolio managers apply a research-driven, “bottom-up” approach focusing primarily on individual securities. Using both quantitative and qualitative techniques, the portfolio managers seek to identify attractive securities for equity investments. The companies are analyzed with respect to business quality, future return potential, and valuation. The portfolio managers assess the portfolio’s risk through a variety of quantitative and/or qualitative measures, as well as relative to the Index.
The fund may use a portfolio optimization process to assist in constructing the portfolio. A portfolio optimization process seeks to provide an optimal balance between risk and expected return, given parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash.
The fund may invest in exchange-traded funds (ETFs) and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

4Schwab Core Equity Fund | Fund Summary

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. The fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.

Schwab Core Equity Fund | Fund Summary5

Annual Total Returns (%) as of 12/31

Best Quarter: 20.88% Q2 2020
Worst Quarter: (21.37%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	25.45%	12.53%	10.97%
After taxes on distributions	23.21%	9.43%	8.21%
After taxes on distributions and sale of shares	16.76%	9.19%	8.04%
Comparative Index (reflects no deduction for fees, expenses, or taxes)
S&P 500 Index	25.02%	14.53%	13.10%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Bill McMahon, CFA, Managing Director and Chief Investment Officer of Active Equity Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2021.
Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Brian Hillburn, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2021.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6Schwab Core Equity Fund | Fund Summary

Schwab® International Core Equity Fund
Ticker Symbol:	SICNX

Investment Objective

The fund seeks long-term capital growth.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.58
Distribution (12b-1) fees	None
Other expenses	0.29
Total annual fund operating expenses	0.87
Less expense reduction	(0.01)
Total annual fund operating expenses after expense reduction(1)	0.86

(1)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.86% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies

To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries excluding the United States, however, the fund may also invest in stocks issued by companies located in emerging markets. Developed market countries include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund considers any country that is not a developed market country to be an emerging market country.
Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically invests a majority of its assets in the stocks of large-cap and mid-cap companies, but may invest a portion of its assets in small-cap companies. In addition, the portfolio managers seek to allocate the fund’s investments across different countries and geographic regions in an effort to manage the economic and socio-political risks associated with investing in a single country or limited number of countries. The fund generally does not intend to hedge its exposure to foreign currencies.
The fund seeks to assemble a portfolio with long-term performance that will exceed that of the MSCI EAFE® Index (the Index). The Index includes over 900 securities listed on the stock exchanges of certain developed market countries in Europe, Australia, Asia, and the Far East. The fund approaches risk management from the perspective of the Index. The portfolio managers seek to keep the fund’s volatility similar to that of the Index.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers use the portfolio optimization process to seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, country and sector diversification, and volatility considerations.
The fund actively selects portfolio securities. To aid its stock selection, the fund uses Schwab Equity Ratings International®, a model that ranks stocks of foreign companies headquartered and trading in certain foreign countries. The stocks are ranked based on factors that Schwab believes to be indicative of stocks’ performance potential. The fund may also use additional research as a component of its overall stock selection process. This research may incorporate the analysis of factors including, but not limited to, valuation, balance sheet strength, future earnings power and trading activity to identify companies expected to outperform the broader equity market. Generally, when constructing the

Schwab International Core Equity Fund | Fund Summary7

portfolio, the portfolio managers invest in stocks that are highly rated by Schwab Equity Ratings International. As part of the portfolio construction process, the portfolio managers may also purchase lower-rated stocks or stocks that are not rated by Schwab Equity Ratings International. This investment approach under normal conditions will result in a portfolio that maintains an overall weighting toward highly-rated stocks. For more information about Schwab Equity Ratings International, please see the “More About Schwab’s Research” section in the prospectus.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange-traded funds (ETFs) and stocks of real estate investment trusts (REITs). The fund may also invest in depository receipts evidencing ownership of shares of foreign issuers, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. The fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings International may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

8Schwab International Core Equity Fund | Fund Summary

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 17.18% Q4 2022
Worst Quarter: (24.88%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	9.05%	5.17%	5.17%
After taxes on distributions	8.62%	4.70%	4.71%
After taxes on distributions and sale of shares	6.06%	4.12%	4.20%
Comparative Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	3.82%	4.73%	5.20%

(1)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Elizabeth Xie, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2025.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a

Schwab International Core Equity Fund | Fund Summary9

day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10Schwab International Core Equity Fund | Fund Summary

Schwab® Dividend Equity Fund
Ticker Symbol:	SWDSX

Investment Objective

The fund seeks current income and capital appreciation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.62
Distribution (12b-1) fees	None
Other expenses	0.27
Total annual fund operating expenses	0.89
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. Dividend paying stocks are those stocks that historically have paid, or the portfolio managers anticipate will pay, a dividend. The fund seeks to assemble a portfolio that provides a higher dividend yield than the fund’s comparative index, the Russell 1000® Value Index (the Index). The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation. The fund may invest in companies of all sizes.
The fund primarily invests in U.S. companies, but may invest up to 20% of its net assets in the stocks of publicly traded companies located in countries other than the United States. The fund’s international investments will primarily be in stocks issued by companies located in developed market countries; however, it may also invest in stocks issued by companies located in emerging markets. The fund generally does not intend to hedge its exposure to foreign currencies.
The fund actively selects portfolio securities. To aid its U.S. stock selection, the fund uses Schwab Equity Ratings®, a model that assigns ratings to approximately 3,000 U.S.-traded stocks. To aid its international stock selection, the fund uses Schwab Equity Ratings International®, a model that ranks stocks of foreign companies headquartered and trading in certain foreign countries. In addition to using Schwab Equity Ratings and Schwab Equity Ratings International, the portfolio managers utilize investment data and other analytics to help manage the fund’s portfolio.
Generally, when constructing the portfolio, the portfolio managers invest in stocks that are highly rated by Schwab Equity Ratings or by Schwab Equity Ratings International. As part of the portfolio construction process, the portfolio managers may also purchase lower-rated stocks or stocks that are not rated by Schwab Equity Ratings or by Schwab Equity Ratings International. This investment approach under normal conditions will result in a portfolio that maintains an overall weighting toward highly-rated stocks. For more information on Schwab Equity Ratings and Schwab Equity Ratings International, please see the “More About Schwab’s Research” section in the prospectus.
When constructing the portfolio, the portfolio managers apply a research-driven, “bottom-up” approach focusing primarily on individual securities. Using both quantitative and qualitative techniques, the portfolio managers seek to identify attractive dividend paying equity securities. Companies are analyzed with respect to business quality, future return potential and valuation. Particular attention is paid to a company’s track record of dividend payment and dividend growth, its current dividend policy and its potential to increase dividends in the future.
The fund may use a portfolio optimization process to assist in constructing the portfolio. A portfolio optimization process seeks to provide an optimal balance between risk and expected return,

Schwab Dividend Equity Fund | Fund Summary11

given parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash.
The fund may invest in exchange-traded funds (ETFs) and stocks of real estate investment trusts (REITs). The fund may also invest in depositary receipts evidencing ownership of shares of foreign issuers, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. The fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process, Schwab Equity Ratings and Schwab Equity Ratings International may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily invests in dividend paying stocks. As a result, fund performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging

12Schwab Dividend Equity Fund | Fund Summary

market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The Russell 1000 Value Index is the fund’s additional index and is more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 14.34% Q4 2020
Worst Quarter: (28.36%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	17.05%	7.63%	6.93%
After taxes on distributions	16.32%	6.12%	5.07%
After taxes on distributions and sale of shares	10.59%	5.73%	5.04%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500 Index	25.02%	14.53%	13.10%
Russell 1000 Value Index	14.37%	8.68%	8.49%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Bill McMahon, CFA, Managing Director and Chief Investment Officer of Active Equity Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2021.
Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.

Schwab Dividend Equity Fund | Fund Summary13

Jim Serhant, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2021.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
14Schwab Dividend Equity Fund | Fund Summary

Schwab® Small-Cap Equity Fund
Ticker Symbol:	SWSCX

Investment Objective

The fund seeks long-term capital growth.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81
Distribution (12b-1) fees	None
Other expenses	0.27
Total annual fund operating expenses	1.08
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 106% of the average value of its portfolio.
Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations within the universe of the Russell 2000® Index
(the Index) at the time of purchase by the fund. The market capitalization range of the Index was $19 million to $11 billion as of July 1, 2024 (the most recent index reconstitution date), and will change as market conditions change. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the Index.
The fund approaches risk management from the perspective of the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The portfolio managers seek to keep the fund’s volatility similar to that of the Index.
The fund actively selects portfolio securities. To aid its stock selection, the fund uses Schwab Equity Ratings®, a model that assigns ratings to approximately 3,000 of the largest (by market cap) U.S.-traded stocks. In addition to using Schwab Equity Ratings, the portfolio managers utilize investment data and other analytics to help manage the fund’s portfolio.
Generally, when constructing the portfolio, the portfolio managers invest in stocks that are highly rated by Schwab Equity Ratings. As part of the portfolio construction process, the portfolio managers may also purchase lower-rated stocks or stocks that are not rated by Schwab Equity Ratings. This investment approach under normal conditions will result in a portfolio that maintains an overall weighting toward highly-rated stocks. For more information on Schwab Equity Ratings, please see the “More About Schwab’s Research” section in the prospectus.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers use the portfolio optimization process to seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund may invest in exchange-traded funds (ETFs) and stocks of real estate investment trusts (REITs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase

Schwab Small-Cap Equity Fund | Fund Summary15

agreements and other short-term obligations. The fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The Russell 2000 Index is the fund’s additional index and is more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.

16Schwab Small-Cap Equity Fund | Fund Summary

Annual Total Returns (%) as of 12/31

Best Quarter: 25.89% Q4 2020
Worst Quarter: (33.91%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	10.06%	9.59%	7.93%
After taxes on distributions	6.74%	7.84%	5.64%
After taxes on distributions and sale of shares	8.16%	7.42%	5.71%
Comparative Indices (reflects no deduction for fees, expenses, or taxes)
S&P 500 Index	25.02%	14.53%	13.10%
Russell 2000 Index	11.54%	7.40%	7.82%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2022.
Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Holly Emerson, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2022.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab Small-Cap Equity Fund | Fund Summary17

Schwab® Health Care Fund
Ticker Symbol:	SWHFX

Investment Objective

The fund seeks long-term capital growth.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.53
Distribution (12b-1) fees	None
Other expenses	0.26
Total annual fund operating expenses	0.79
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The health care sector may include, for example, pharmaceutical and biotechnology companies, health care facilities operations, medical product manufacturers and suppliers, medical providers and medical services firms. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the health care sector.
The fund primarily invests in U.S. companies, but may invest up to 25% of its net assets in the stocks of publicly traded companies located in countries other than the United States. The fund’s international investments will primarily be in stocks issued by companies located in developed market countries; however, it may also invest in stocks issued by companies located in emerging markets. The fund generally does not intend to hedge its exposure to foreign currencies. The fund may invest in companies of all sizes.
The fund actively selects portfolio securities. To aid its U.S. stock selection, the fund uses Schwab Equity Ratings®, a model that assigns ratings to approximately 3,000 of the largest (by market cap) U.S.-traded stocks. To aid its international stock selection, the fund uses Schwab Equity Ratings International®, a model that ranks stocks of foreign companies headquartered and trading in certain foreign countries. In addition to using Schwab Equity Ratings and Schwab Equity Ratings International, the portfolio managers utilize investment data and other analytics to help manage the fund’s portfolio.
Generally, when constructing the portfolio, the portfolio managers invest in stocks that are highly rated by Schwab Equity Ratings or by Schwab Equity Ratings International. As part of the portfolio construction process, the portfolio managers may also purchase lower-rated stocks or stocks that are not rated by Schwab Equity Ratings or by Schwab Equity Ratings International. This investment approach under normal conditions will result in a portfolio that maintains an overall weighting toward highly-rated stocks. For more information on Schwab Equity Ratings and Schwab Equity Ratings International, please see the “More About Schwab’s Research” section in the prospectus.
The fund uses a portfolio optimization process to assist in constructing the portfolio. The portfolio managers use the portfolio optimization process to seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.
The fund may invest in derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund

18Schwab Health Care Fund | Fund Summary

may invest in exchange-traded funds (ETFs) and stocks of real estate investment trusts (REITs). The fund may also invest in depository receipts evidencing ownership of shares of foreign issuers, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs). The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. The fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the investment process may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process, Schwab Equity Ratings and Schwab Equity Ratings International may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs. As a result, the fund may have a lower return than if it were managed using another process or strategy.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the same sector, the companies in which the fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, stocks of health care companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may

Schwab Health Care Fund | Fund Summary19

involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The Dow Jones Global Health Care Index is the fund’s additional index and is more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 15.30% Q2 2020
Worst Quarter: (12.09%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	0.10%	5.97%	7.38%
After taxes on distributions	(1.92%)	4.01%	5.34%
After taxes on distributions and sale of shares	1.57%	4.56%	5.53%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500 Index	25.02%	14.53%	13.10%
Dow Jones Global Health Care Index	1.13%	5.34%	7.27%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat

20Schwab Health Care Fund | Fund Summary

such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Schwab Health Care Fund | Fund Summary21

Fund Details

There can be no assurance that the funds will achieve their objectives. Except as explicitly described otherwise, the investment strategies and policies of each fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in each fund are summarized in the fund summaries at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the funds, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, each fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies, Securities and Risks” section in the Statement of Additional Information (SAI).
Investment Objectives and More About Principal Risks

Schwab Large-Cap Growth Fund
Investment Objective
The fund seeks long-term capital growth.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process, including the use of Schwab Equity Ratings, may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the fund. If Schwab Equity Ratings rely on inaccurate data, incorrect or incomplete algorithms, or inaccurate assumptions, or if prices of individual rated securities are affected by factors not considered in developing the ratings, any decisions or investments made in reliance thereon expose the fund to additional risks. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings and stocks that have received lower Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings and stocks that receive higher Schwab Equity Ratings, respectively.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap
22Schwab Active Equity Funds | Fund Details

companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Growth Investing Risk. The fund pursues a “growth style” of investing. Growth investing focuses on a company’s prospects for growth of revenue and earnings. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk, management risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the 1940 Act). The failure of a company to qualify as a REIT under federal tax
Schwab Active Equity Funds | Fund Details23

law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Core Equity Fund
Investment Objective
The fund seeks long-term capital growth.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process, including the use of Schwab Equity Ratings, may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the fund. If Schwab Equity Ratings rely on inaccurate data, incorrect or incomplete algorithms, or inaccurate assumptions, or if prices of individual rated securities are affected by factors not considered in developing the ratings, any decisions or investments made in reliance thereon expose the fund to additional risks. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings and stocks that have received lower Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings and stocks that receive higher Schwab Equity Ratings, respectively.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
24Schwab Active Equity Funds | Fund Details

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk, management risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with
Schwab Active Equity Funds | Fund Details25

investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab International Core Equity Fund
Investment Objective
The fund seeks long-term capital growth.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the investment process, including the use of Schwab Equity Ratings International, may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings International may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the fund. If Schwab Equity Ratings International rely on inaccurate data, incorrect or incomplete algorithms, or inaccurate assumptions, or if prices of individual rated securities are affected by factors not considered in developing the ratings, any decisions or investments made in reliance thereon expose the fund to additional risks. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative
26Schwab Active Equity Funds | Fund Details

index or other funds with a similar investment objective. The fund may invest in stocks that have not received a rating from Schwab Equity Ratings International and stocks that have received lower ratings from Schwab Equity Ratings International, and these stocks may underperform the fund’s stocks that receive a rating from Schwab Equity Ratings International and stocks that receive higher ratings from Schwab Equity Ratings International, respectively.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Schwab Active Equity Funds | Fund Details27

Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk, management risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
28Schwab Active Equity Funds | Fund Details

ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Dividend Equity Fund
Investment Objective
The fund seeks current income and capital appreciation.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and
Schwab Active Equity Funds | Fund Details29

quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The investment techniques, risk analyses and portfolio optimization process the investment adviser may use in constructing the fund’s portfolio do not assure successful investment outcomes. Securities selected with the assistance of the investment process, including the use of Schwab Equity Ratings and Schwab Equity Ratings International, may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process, Schwab Equity Ratings and Schwab Equity Ratings International may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the fund. If Schwab Equity Ratings and Schwab Equity Ratings International rely on inaccurate data, incorrect or incomplete algorithms, or inaccurate assumptions, or if prices of individual rated securities are affected by factors not considered in developing the ratings, any decisions or investments made in reliance thereon expose the fund to additional risks. The fund’s investment adviser may make investment decisions using historical information that may not produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received a rating from Schwab Equity Ratings or Schwab Equity Ratings International and stocks that have received a lower rating from Schwab Equity Ratings or Schwab Equity Ratings International, and these stocks may underperform the fund’s stocks that receive a rating from Schwab Equity Ratings or Schwab Equity Ratings International and stocks that receive a higher rating from Schwab Equity Ratings or Schwab Equity Ratings International, respectively.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. In accordance with its income objective, the fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market. This may cause the fund to underperform funds that do not limit their investments to dividend paying stocks. In addition, if stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which
30Schwab Active Equity Funds | Fund Details

makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk, management risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In
Schwab Active Equity Funds | Fund Details31

addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Small-Cap Equity Fund
Investment Objective
The fund seeks long-term capital growth.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with
32Schwab Active Equity Funds | Fund Details

a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the investment process, including the use of Schwab Equity Ratings, may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process and Schwab Equity Ratings may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the fund. If Schwab Equity Ratings rely on inaccurate data, incorrect or incomplete algorithms, or inaccurate assumptions, or if prices of individual rated securities are affected by factors not considered in developing the ratings, any decisions or investments made in reliance thereon expose the fund to additional risks. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings and stocks that have received lower Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings and stocks that receive higher Schwab Equity Ratings, respectively.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk, management risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Schwab Active Equity Funds | Fund Details33

ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Health Care Fund
Investment Objective
The fund seeks long-term capital growth.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and
34Schwab Active Equity Funds | Fund Details

quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future and, if market dynamics change, the effectiveness of the strategy may be limited. In addition, the portfolio optimization process used by the fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the investment process, including the use of Schwab Equity Ratings and Schwab Equity Ratings International, may be negatively impacted by factors or events not foreseen in developing the process. The portfolio optimization process, Schwab Equity Ratings and Schwab Equity Ratings International may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the fund. If Schwab Equity Ratings and Schwab Equity Ratings International rely on inaccurate data, incorrect or incomplete algorithms, or inaccurate assumptions, or if prices of individual rated securities are affected by factors not considered in developing the ratings, any decisions or investments made in reliance thereon expose the fund to additional risks. As a result, the fund may have a lower return than if it were managed using another process or strategy. These risks may cause the fund to underperform its comparative index or other funds with a similar investment objective. The fund may invest in stocks that have not been rated by Schwab Equity Ratings or Schwab Equity Ratings International and stocks that have received lower ratings from Schwab Equity Ratings or Schwab Equity Ratings International, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings or a rating from Schwab Equity Ratings International or stocks that receive higher ratings from Schwab Equity Ratings or Schwab Equity Ratings International, respectively.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the health care sector, your investment is exposed to that sector’s risks. The companies in which the fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of health care companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility. Health care companies may be adversely affected by changes to the regulation of the health care industry and reimbursement rates, decisions by government agencies to withhold approvals for health care products and services, and patent expirations.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Schwab Active Equity Funds | Fund Details35

Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply,
36Schwab Active Equity Funds | Fund Details

especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Derivatives Risk. The principal type of derivative used by the fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk, management risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, extended vacancies of properties, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid
Schwab Active Equity Funds | Fund Details37

securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
More About Schwab’s Research
The funds use either Schwab Equity Ratings® or Schwab Equity Ratings International® to aid in stock selection (or, in the case of the Schwab Dividend Equity Fund and the Schwab Health Care Fund, both are used).
Schwab Equity Ratings use a scale of A, B, C, D, and F, and are assigned to approximately 3,000 U.S.-traded stocks. The Schwab Equity Ratings model universe is generally composed of the combined set of stocks in the Russell 3000 Index and the Standard & Poor’s (S&P) 500. Schwab’s research outlook is that A-rated stocks, on average, will strongly outperform, and F-rated stocks, on average, will strongly underperform the equities market during the next 12 months.
Schwab Equity Ratings International use a scale of A, B, C, D, and F, and are assigned to approximately 4,000 stocks traded in approximately 25 to 30 foreign equity markets. Stocks are rated relative to other stocks in the country where the company is headquartered, which is generally the country where the stock is traded and the company conducts its primary business operations. Some international stocks may trade in countries other than the country in which they are headquartered. Schwab’s research outlook is that A-rated stocks, on average, will strongly outperform, and F-rated stocks, on average, will strongly underperform, the average stock in the equities market of the country where the company is headquartered and conducts its business operations, over the next 12 months.
Schwab Equity Ratings and Schwab Equity Ratings International are generally updated weekly.
Schwab Equity Ratings are based upon a disciplined, systematic approach that evaluates each stock on the basis of a wide variety of investment criteria from five broad categories: Growth, Quality, Sentiment, Stability and Valuation.
The Growth component underlying the rating is based on several historical growth rates of accounting variables and the estimated growth of other items. Stocks with attributes of high profitability growth, high expected dividend growth but lower expected sales growth tend to have better Growth scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that the growth potential from these companies are more favorable.
The Quality component underlying the rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high profitability, high earnings quality, conservative investment spending and better operating efficiency tend to have better Quality scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than their peers.
The Sentiment component underlying the rating is based on several measures of both long-term and short-term changes in investors’ expectations. Stocks with attributes such as recently improving analysts’ outlooks, strong and consistent price performance, and optimistic trading positions and trends tend to have better Sentiment scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors become more aware of these companies’ improving performance prospects.
The Stability component underlying the rating is based on several performance variability measures derived from both recent financial statements and trading data. Stocks with attributes such as low sales volatilities and low trading volume turnovers tend to have better Stability scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that these companies deserve a premium for their steady business outcomes.
The Valuation component underlying the rating is based on several value-oriented investment criteria. In general, stocks with attributes such as relatively high levels of free cash flow, operating income and expected future earnings tend to have better Valuation scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.
Schwab Equity Ratings International is based on a disciplined methodology that evaluates each stock on the basis of investment criteria from several broad components: Growth, Quality, Sentiment, Stability and Valuation.
The Growth component underlying the rating is based on several historical growth rates of accounting variables and the estimated growth of other items. Stocks with attributes of high profitability growth, high expected dividend growth but lower expected sales growth tend to have better Growth scores. Highly-rated stocks within this category may have the potential for price appreciation, as investors perceive that the growth potential from these companies are more favorable.
38Schwab Active Equity Funds | Fund Details

The Quality component underlying the rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high profitability, high earnings quality, conservative investment spending and better operating efficiency tend to have better Quality scores. Highly-rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.
The Sentiment component underlying the rating is based on several measures of both long-term and short-term changes in investors’ expectations. Stocks with attributes such as recently improving analysts’ outlooks, strong and consistent price performance, and optimistic trading positions and trends tend to have better Sentiment scores. Highly-rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving performance prospects.
The Stability component underlying the rating is based on several performance variability measures derived from both recent financial statements and trading data. Stocks with attributes such as low sales volatilities and low trading volume turnovers tend to have better Stability scores. Highly-rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.
The Valuation component underlying the rating is based upon several value-oriented investment criteria. In general, stocks with attributes such as relatively high levels of free cash flow, operating income and expected future earnings tend to have better Valuation scores. Highly-rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.
From time to time, Schwab may update the research methodology as well as the components underlying each broad category for both Schwab Equity Ratings and Schwab Equity Ratings International. To the extent Schwab makes changes to the methodology or the underlying grading components, the investment adviser will evaluate the impact of those changes on a fund’s portfolio prior to transitioning to the revised research methodology. During this evaluation and transition period, which may last several weeks or longer, the funds may include a higher percentage of lower-rated stocks.
In addition to Schwab Equity Ratings and Schwab Equity Ratings International, the portfolio managers leverage Schwab’s research and portfolio optimization expertise.
More information on Schwab’s ratings methodologies and the components considered by Schwab in assigning a rating is available on schwab.com.
Portfolio Holdings

The funds may make various types of portfolio securities information available to shareholders. The funds post a detailed list of the securities held by each fund at www.schwabassetmanagement.com/prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 30 days after the end of each calendar quarter and remains available online until at least the following calendar quarter. The funds also post in the fund summary section of the website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of each calendar quarter or month. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI.
Schwab Active Equity Funds | Fund Details39

Financial Highlights

This section provides further details about each fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual holdings and financial statements, which are included in each fund’s Form N-CSR (see back cover).
Schwab Large-Cap Growth Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$24.35	$20.80	$28.96	$20.85	$18.07
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.05)	0.01	(0.01)	(0.06)	0.00(2)
Net realized and unrealized gains (losses)	9.80	3.95	(5.97)	8.42	3.76
Total from investment operations	9.75	3.96	(5.98)	8.36	3.76
Less distributions:
Distributions from net investment income	(0.01)	(0.00)(2)	—	—	(0.03)
Distributions from net realized gains	—	(0.41)	(2.18)	(0.25)	(0.95)
Total distributions	(0.01)	(0.41)	(2.18)	(0.25)	(0.98)
Net asset value at end of period	$34.09	$24.35	$20.80	$28.96	$20.85
Total return	40.05%	19.37%	(22.45%)	40.41%	21.60%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses	0.99%	0.99%	0.99%(3)	0.99%	0.99%
Total expenses	1.00%	1.01%	1.02%(3)	1.02%	1.02%
Net investment income (loss)	(0.16%)	0.02%	(0.05%)	(0.23%)	0.01%
Portfolio turnover rate	15%	17%	19%	42%	65%
Net assets, end of period (x 1,000)	$464,599	$281,640	$218,329	$292,447	$210,033
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

40Schwab Active Equity Funds | Financial Highlights

Schwab Core Equity Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$18.45	$19.46	$29.22	$22.24	$21.87
Income (loss) from investment operations:
Net investment income (loss)(1)	0.13	0.21	0.26	0.21	0.20
Net realized and unrealized gains (losses)	6.41	1.57	(3.16)	7.90	0.82
Total from investment operations	6.54	1.78	(2.90)	8.11	1.02
Less distributions:
Distributions from net investment income	(0.21)	(0.27)	(0.26)	(0.20)	(0.20)
Distributions from net realized gains	(0.37)	(2.52)	(6.60)	(0.93)	(0.45)
Total distributions	(0.58)	(2.79)	(6.86)	(1.13)	(0.65)
Net asset value at end of period	$24.41	$18.45	$19.46	$29.22	$22.24
Total return	36.17%	9.99%	(13.84%)	37.62%	4.65%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses	N/A	0.73%(2)	0.73%(2)	0.73%	0.73%
Total expenses	0.72%	0.73%(2)	0.73%(2)	0.73%	0.73%
Net investment income (loss)	0.57%	1.11%	1.18%	0.81%	0.91%
Portfolio turnover rate	30%	14%	28%	86%	97%
Net assets, end of period (x 1,000,000)	$1,463	$1,199	$1,268	$1,860	$1,957
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Active Equity Funds | Financial Highlights41

Schwab International Core Equity Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$9.84	$8.71	$11.55	$9.11	$10.04
Income (loss) from investment operations:
Net investment income (loss)(1)	0.26	0.27	0.34	0.21	0.14
Net realized and unrealized gains (losses)	2.27	1.18	(2.86)	2.34	(0.71)
Total from investment operations	2.53	1.45	(2.52)	2.55	(0.57)
Less distributions:
Distributions from net investment income	(0.29)	(0.32)	(0.32)	(0.11)	(0.36)
Net asset value at end of period	$12.08	$9.84	$8.71	$11.55	$9.11
Total return	26.12%	16.74%	(22.40%)	28.12%	(6.01%)
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses	0.86%	0.86%	0.86%(2)	0.86%	0.86%
Total expenses	0.87%	0.87%	0.89%(2)	0.86%	0.88%
Net investment income (loss)	2.20%	2.65%	3.40%	1.93%	1.51%
Portfolio turnover rate	64%	62%	94%	103%	97%
Net assets, end of period (x 1,000)	$611,077	$511,144	$507,380	$692,619	$664,487
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

42Schwab Active Equity Funds | Financial Highlights

Schwab Dividend Equity Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$12.80	$13.92	$16.92	$12.14	$15.07
Income (loss) from investment operations:
Net investment income (loss)(1)	0.30	0.29	0.29	0.31	0.28
Net realized and unrealized gains (losses)	3.68	(0.48)	(0.81)	4.80	(2.15)
Total from investment operations	3.98	(0.19)	(0.52)	5.11	(1.87)
Less distributions:
Distributions from net investment income	(0.30)	(0.31)	(0.29)	(0.33)	(0.26)
Distributions from net realized gains	(0.02)	(0.62)	(2.19)	—	(0.80)
Total distributions	(0.32)	(0.93)	(2.48)	(0.33)	(1.06)
Net asset value at end of period	$16.46	$12.80	$13.92	$16.92	$12.14
Total return	31.34%	(1.74%)	(3.96%)	42.38%	(13.30%)
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses	N/A	0.88%	0.89%(2)	0.89%	0.89%
Total expenses	0.89%	0.88%	0.90%(2)	0.90%	0.90%
Net investment income (loss)	2.00%	2.17%	1.99%	2.01%	2.16%
Portfolio turnover rate	12%	8%	27%	83%	70%
Net assets, end of period (x 1,000)	$550,210	$446,084	$524,330	$670,765	$576,701
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Active Equity Funds | Financial Highlights43

Schwab Small-Cap Equity Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$16.60	$18.94	$23.77	$15.02	$16.68
Income (loss) from investment operations:
Net investment income (loss)(1)	0.06	0.07	0.03	0.02	0.03
Net realized and unrealized gains (losses)	5.26	(0.71)	(2.27)	8.76	(1.67)
Total from investment operations	5.32	(0.64)	(2.24)	8.78	(1.64)
Less distributions:
Distributions from net investment income	(0.07)	(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—	(1.68)	(2.56)	—	—
Total distributions	(0.07)	(1.70)	(2.59)	(0.03)	(0.02)
Net asset value at end of period	$21.85	$16.60	$18.94	$23.77	$15.02
Total return	32.12%	(3.68%)	(10.25%)	58.55%	(9.86%)
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses	N/A	1.09%(2)	1.09%(2)	1.08%	1.09%
Total expenses	1.08%	1.09%(2)	1.09%(2)	1.08%	1.10%
Net investment income (loss)	0.31%	0.37%	0.13%	0.11%	0.17%
Portfolio turnover rate	106%	43%	74%	84%	113%
Net assets, end of period (x 1,000)	$620,080	$482,280	$542,600	$669,489	$491,478
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

44Schwab Active Equity Funds | Financial Highlights

Schwab Health Care Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$24.05	$26.08	$30.58	$26.27	$25.08
Income (loss) from investment operations:
Net investment income (loss)(1)	0.17	0.20	0.20	0.21	0.26
Net realized and unrealized gains (losses)	4.00	(1.14)	(1.13)	7.09	2.11
Total from investment operations	4.17	(0.94)	(0.93)	7.30	2.37
Less distributions:
Distributions from net investment income	(0.22)	(0.19)	(0.23)	(0.23)	(0.29)
Distributions from net realized gains	(0.69)	(0.90)	(3.34)	(2.76)	(0.89)
Total distributions	(0.91)	(1.09)	(3.57)	(2.99)	(1.18)
Net asset value at end of period	$27.31	$24.05	$26.08	$30.58	$26.27
Total return	17.67%	(4.04%)	(3.82%)	30.02%	9.57%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses	N/A	0.79%(2)	0.80%(2)	0.80%	0.80%
Total expenses	0.79%	0.79%(2)	0.80%(2)	0.80%	0.80%
Net investment income (loss)	0.62%	0.79%	0.76%	0.76%	1.01%
Portfolio turnover rate	64%	53%	59%	70%	73%
Net assets, end of period (x 1,000)	$791,539	$733,285	$829,028	$901,637	$745,705
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Active Equity Funds | Financial Highlights45

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of December 31, 2024, managed approximately $1.3 trillion in assets.
The investment adviser oversees the asset management and administration of the funds. As compensation for these services, the investment adviser receives a management fee from each fund. For the 12 months ended October 31, 2024, these fees were 0.71% for the Schwab Large-Cap Growth Fund, 0.47% for the Schwab Core Equity Fund, 0.57% for the Schwab International Core Equity Fund, 0.62% for the Schwab Dividend Equity Fund, 0.81% for the Schwab Small-Cap Equity Fund and 0.53% for the Schwab Health Care Fund. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.
A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s 2024 annual holdings and financial statements, which are included in each fund’s Form N-CSR and covers the period of November 1, 2023 through October 31, 2024.
Bill McMahon, CFA, Managing Director and Chief Investment Officer of Active Equity Strategies for Schwab Asset Management. He is responsible for investment management, research, and portfolio construction for Schwab Asset Management’s active equity strategies and solutions. Mr. McMahon has more than 20 years of experience in the financial services industry. Prior to his current role, Mr. McMahon was an SVP in Charles Schwab Investment Advisory, Inc. (CSIA), serving as CIO and as a member of the portfolio management team for the ThomasPartners Strategies. Mr. McMahon co-founded ThomasPartners, Inc. in 2001 and served as partner of the firm until its acquisition by the Charles Schwab Corporation in 2012 and subsequent merger with CSIA in 2018.
Iain Clayton, CFA, Senior Portfolio Manager and Head of Quantitative Portfolio Management for Schwab Asset Management. He is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab Health Care Fund. Prior to joining Schwab in 2013, Mr. Clayton spent more than five years at SSI Investment Management where he was a portfolio manager and the director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.
Brian Hillburn, CFA, Senior Portfolio Manager and the Director of Fundamental Research for Schwab Asset Management. He is responsible for the day-to-day co-management of the Schwab Core Equity Fund. Mr. Hillburn also provides fundamental equity research coverage for the ThomasPartners Strategies and the Schwab Active Equity Funds. Previously, Mr. Hillburn was a senior equity research analyst for the ThomasPartners Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Mr. Hillburn was an equity analyst at Rockland Trust, and earlier positions include equity research analysis roles on mutual fund teams at Wells Capital and Morgan Stanley Investment Management.
Wei Li, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management. She is responsible for the day-to-day co-management of the Schwab International Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund and Schwab Health Care Fund. Prior to joining Schwab in 2012, Ms. Li spent more than ten years at Barclays Global Investors (now known as BlackRock), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.
Gretchen Novak, CFA, Senior Portfolio Manager for Schwab Asset Management. She is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund. Ms. Novak also provides fundamental equity research coverage of certain industry sectors for the ThomasPartners Strategies and the Schwab Active Equity Funds. Previously, Ms. Novak was a director and senior equity research analyst for the ThomasPartners Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Ms. Novak was a senior portfolio manager at Mazama Capital Management, Inc., where she oversaw the equity research and portfolio management of the firm’s consumer discretionary and staples sectors. Prior to Mazama Capital, Ms. Novak was an equity analyst at Cramer Rosenthal McGlynn, LLC.
Jim Serhant, CFA, Senior Portfolio Manager for Schwab Asset Management. He is responsible for the day-to-day co-management of the Schwab Dividend Equity Fund and ThomasPartners Balanced Strategies. Mr. Serhant also provides fundamental equity research coverage of certain industry sectors for the ThomasPartners Strategies and the Schwab Active Equity Funds. Prior to joining Schwab in 2016, Mr. Serhant was an executive vice president at Hartford Investment Management where he was the head of high yield and a senior portfolio manager, overseeing the credit research and portfolio management of the firm’s high yield strategies. Previously, he was a fixed income analyst at Delaware Investments and JP Morgan.
46Schwab Active Equity Funds | Fund Management

Holly Emerson, CFA, Senior Portfolio Manager for Schwab Asset Management. She is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund and Schwab Small-Cap Equity Fund. Prior to joining Schwab in 2014, Ms. Emerson spent nearly 10 years at Algert Coldiron Investors LLC (now known as Algert Global), a quantitative market-neutral hedge fund manager. She held a number of positions at Algert, including assistant portfolio manager and director of operations. In her various roles, she acted as the lead portfolio manager for the Canadian fund, conducted macroeconomic research and managed relationships with prime brokerage investment banks.
Elizabeth Xie, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management. She is responsible for the day-to-day co-management of the Schwab International Core Equity Fund. Prior to joining Schwab in 2022, Ms. Xie spent 13 years as a global equity portfolio manager and senior quantitative researcher at American Century Investments. Prior to that, she was a research consultant with the ERS Group.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the SAI.
Schwab Active Equity Funds | Fund Management47

Investing in the Funds

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of a fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, each fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, each fund may take up to seven days to pay sale proceeds.

•
Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing Directly with the Funds

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
48Schwab Active Equity Funds | Investing in the Funds

Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day. A fund’s share price is its net asset value (NAV) per share, which is the fund’s net assets divided by the number of its shares outstanding. Orders received by a fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
The funds’ portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, the funds’ portfolio securities are valued based on fair values developed following procedures approved by the funds’ Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments.
Shareholders of funds that invest in foreign securities as part of their investment strategy, such as the Schwab International Core Equity Fund, Schwab Dividend Equity Fund and Schwab Health Care Fund, should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

Each Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive a fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•
To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training
Schwab Active Equity Funds | Investing in the Funds49

programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.
Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing Plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Policy Regarding Short-Term or Excessive Trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the funds’ policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of a fund.
The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in a fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to request that the intermediary provide certain shareholder transaction information to the funds and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. A fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
50Schwab Active Equity Funds | Investing in the Funds

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair Value Pricing
The Board of Trustees has approved procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the funds’ shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The Valuation Designee makes fair value determinations in good faith and in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
Methods to Meet Redemptions
Under normal market conditions, each fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, each fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. Each fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, each fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Schwab Active Equity Funds | Investing in the Funds51

Distributions and Taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. These distributions typically are paid in December to all shareholders of record, except the Schwab Dividend Equity Fund, which typically makes income distributions at the end of each calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gains distribution, if any, may be made available on the fund’s website: www.schwabassetmanagement.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement or savings account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Dividends that are reported by the fund as qualified dividend income are eligible for a reduced maximum tax rate for individual investors. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in a fund which invests in non-U.S. securities may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
52Schwab Active Equity Funds | Investing in the Funds

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Schwab Active Equity Funds | Investing in the Funds53

Prospectus | February 28, 2025
Schwab Active Equity Funds

To Learn More
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year. In Form N-CSR, you will find the funds’ annual and semiannual financial statements.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. In addition, you may visit
www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The SAI, the funds’ annual and semiannual reports, the funds’ holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
Schwab Capital Trust 811‑07704	REG26571-28

Prospectus | February 28, 2025
Schwab Funds®

Schwab® Balanced Fund
Ticker Symbol	SWOBX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Balanced Fund

Schwab® Balanced Fund
Ticker Symbol:	SWOBX

Investment Objective

The fund seeks capital growth and income.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.02
Acquired fund fees and expenses (AFFE)(1)	0.51
Total annual fund operating expenses	0.53
Less expense reduction	(0.02)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.51

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab mutual funds in accordance with its target portfolio allocation. The fund may also invest in affiliated Schwab exchange-traded funds (ETFs), and unaffiliated third party ETFs and mutual funds (all such ETFs and mutual funds referred to herein as the underlying funds). The fund’s target allocation is intended to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). Each underlying fund invests its assets in a different segment of the equity or fixed-income market in accordance with its own investment objectives and policies. Normally, the fund invests 55-65% of its assets in equity securities (including stocks and equity funds) and 35-45% in fixed-income securities (including bonds and fixed-income funds), and cash and cash equivalents (including money market funds). This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. Under normal circumstances, the fund will invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed-income securities.
Within the equity fund allocation, the portfolio manager typically allocates the fund’s investments among underlying large-cap and small-cap stock funds, as well as international stock funds or other equity funds with an international component, including underlying funds with some exposure to emerging market securities.
Within the fixed-income fund allocation, the portfolio manager allocates investments among underlying bond funds based on a number of factors including total return potential and the maturities and credit quality of their holdings.
The fund intends to invest in a combination of the underlying funds; however, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its asset allocations. The underlying funds may invest in derivatives, principally futures contracts.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Schwab Balanced Fund  | Fund Summary1

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

•
Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

2Schwab Balanced Fund  | Fund Summary

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.

•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

•
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Certain of the mortgage-backed securities in which an underlying fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so which can cause an underlying fund to lose money or underperform. The risks of investing in mortgage-backed securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. An underlying fund could lose money or underperform if a TBA counterparty defaults or goes bankrupt.

•
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Balanced Fund  | Fund Summary3

Annual Total Returns (%) as of 12/31

Best Quarter: 14.71% Q2 2020
Worst Quarter: (11.79%) Q2 2022
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	12.89%	7.26%	7.19%
After taxes on distributions	11.33%	5.50%	5.42%
After taxes on distributions and sale of shares	8.24%	5.23%	5.18%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Balanced Blended Index(1)	12.08%	7.77%	7.88%

(1)
The Balanced Blended Index is a custom blended index developed by Schwab Asset Management that, effective February 1, 2022, is composed of 41.5% S&P 500 Index, 8.5% Russell 2000® Index, 10% MSCI EAFE Index (Net), 37% Bloomberg US Aggregate Bond Index, and 3% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2022, the index had a different composition. See “Additional Information About the Fund’s Blended Index” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab Balanced Fund  | Fund Summary

About the Fund

The fund seeks to achieve its investment objective by primarily investing in other affiliated Schwab Funds and to a lesser degree in ETFs or unaffiliated third party mutual funds (the underlying funds). These underlying funds will include equity, fixed income and money market funds and will be used by the fund to meet its target allocations and investment style. Because the fund primarily invests in other funds rather than in individual stocks and bonds, the fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.
Schwab Balanced Fund | About the Fund5

Fund Details

There can be no assurance that the fund will achieve its objective. Except as explicitly described otherwise, the investment strategies and policies of the fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in the fund are summarized in the fund summary at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the fund, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, the fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies” and “Investments, Securities and Risks” sections in the Statement of Additional Information (SAI).
Investment Objective, Strategies and Risks

Investment Objective
The fund seeks capital growth and income.
Investment Strategies
To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab mutual funds in accordance with its target portfolio allocation. The fund may also invest in affiliated Schwab ETFs, and unaffiliated third party ETFs and mutual funds (all such ETFs and mutual funds referred to herein as the underlying funds). The fund’s target allocation is intended to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds).
The fund mainly invests in equity and fixed-income funds, which the adviser chooses within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the adviser determines whether and how much to adjust the fund’s allocation.
Within the underlying equity fund allocation, the portfolio managers typically allocate the fund’s investments among large-cap and small-cap stock funds, as well as international stock funds or other equity funds with an international component, including funds with some exposure to emerging market securities.
Within the underlying fixed-income fund allocation, the portfolio managers allocate investments among bond funds based on a number of factors including total return potential and the maturities and credit quality of their holdings.
The fund intends to invest in a combination of the underlying funds; however, the fund may invest directly in equity and fixed-income securities to maintain its asset allocations. The underlying funds also may invest in derivatives, including futures contracts and short sales. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Asset Allocation and Investment Strategies
Asset allocation is a strategy of investing specific percentages of the fund in various asset classes.
Normally, the fund invests 55-65% of its assets in equity securities (including stocks and equity funds) and 35-45% in fixed-income securities (including bonds and fixed-income funds), and cash or cash equivalents (including money market funds). This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. Under normal circumstances, the fund will invest at least 25% of its assets in fixed-income securities and at least 25% of its assets in equity securities.
Each underlying fund focuses on a different segment of the equity or fixed-income market. The following are the fund’s current underlying funds and each underlying fund’s investment objective and strategy, listed according to their corresponding category in the fund’s asset allocation. The chart provides a brief description of the investment objective and principal investment strategies of each underlying fund. Additional information about the underlying funds is provided in each underlying fund’s prospectus.
6Schwab Balanced Fund | Fund Details

Asset Class & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS
Schwab® Core Equity Fund	Seeks long-term capital growth. The fund invests, under normal circumstances, at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. companies. The fund typically invests in common stocks of U.S. companies that have market capitalizations of approximately $500 million or more at the time of purchase. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500 Index.
Schwab® Small-Cap Equity Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. Small-cap equity securities generally are securities with market capitalizations within the universe of the Russell 2000® Index at the time of purchase by the fund. The market capitalization range of the Russell 2000 Index was $19 million to $11 billion, as of July 1, 2024 (the most recent index reconstitution date), and will change as market conditions change. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the Russell 2000 Index.
Schwab® Select Large Cap Growth Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies. When selecting securities for the fund, the fund’s subadviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.
Schwab® International Opportunities Fund	Seeks long-term capital appreciation. To pursue its goal, the fund normally invests a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets, but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
FIXED-INCOME FUNDS
Schwab® U.S. Aggregate Bond Index Fund	Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the broad U.S. investment-grade bond market. The fund generally invests in securities that are included in the Bloomberg US Aggregate Bond Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index, including “to-be-announced” (TBA) transactions.
MONEY MARKET FUNDS
Schwab® Treasury Obligations Money Fund	Seeks current income consistent with stability of capital and liquidity. The fund will invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash and/or government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. Treasury obligations or repurchase agreements backed by such obligations (excluding cash).
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Asset Class & Underlying Fund	Investment Objective and Principal Investment Strategy
MONEY MARKET FUNDS
Schwab® Government Money Fund	Seeks the highest current income consistent with stability of capital and liquidity. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash).
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money. Principal risks of the fund include:
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist. For example, the investment adviser’s decisions to cause the fund to purchase or redeem shares of an affiliated underlying fund could be influenced by its belief that an affiliated underlying fund may benefit from additional assets or that it is in the best interests of the affiliated underlying fund to limit purchases of shares of the underlying fund. In such cases, the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance, expenses and risks of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will depend on the fund’s overall asset allocation and underlying fund allocation.
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Investment Risk. An investment in the underlying funds is not a bank deposit. The fund’s investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

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Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment

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decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization processes used by some underlying funds to assist in constructing the underlying fund’s portfolio does not assure successful investments. As a result, the underlying fund may have a lower return than if it were managed using another process or strategy.
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Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.

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Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

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Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

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Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

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Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.

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Growth Investing Risk. Certain of the underlying funds pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

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Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, an underlying fund’s yield (and total return) also may be low or the underlying fund may be unable to maintain positive returns. Changes or the anticipation of changes in interest rates also may affect an underlying fund’s share price: a rise in interest rates generally causes an underlying fund’s share price to fall. This risk is greater when an underlying fund holds fixed-income securities with longer maturities. The longer an underlying fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, an underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Economic conditions and other factors, including a central bank’s monetary policy, may result in changes in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which an underlying fund invests. Rising interest rates may decrease liquidity in the fixed-income securities markets, making it more difficult for an
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underlying fund to sell its fixed-income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of an underlying fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. To the extent that the investment adviser of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of fixed-income securities and tend to react to changes in “real” interest rates.
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Credit Risk. A decline in the credit quality of an issuer or guarantor of a portfolio investment could cause an underlying fund to lose money or underperform. An underlying fund could lose money if, due to a decline in credit quality, the issuer or guarantor of a portfolio investment fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause an underlying fund’s share price or yield to fall. Certain U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities an underlying fund owns do not extend to the shares of the underlying fund itself. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

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Prepayment and Extension Risk. Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Rising interest rates tend to extend the duration of certain fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund could exhibit additional volatility and hold securities paying lower-than-market rates of interest. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed-income securities sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at the lower prevailing interest rates. In addition, prepayments and subsequent reinvestments increase the underlying fund’s portfolio turnover rate. This is known as prepayment risk. Either situation could hurt an underlying fund’s performance.

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Money Market Fund Risk. In addition to the risks discussed under “Investment Risk” above, an investment by the fund in an underlying money market fund has risks. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

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U.S. Government Securities Risk. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers such as the Federal Home Loan Banks (FHLB) maintain limited access to credit lines from the U.S. Treasury. Certain securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves. In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

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ETF Risk. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.

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Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities

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market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of an underlying fund’s investments and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, an underlying fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund may also experience more rapid or extreme changes in value as compared to an underlying fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent an underlying fund’s investments in a single country or a limited number of countries represent a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the underlying fund’s price may be more volatile than the price of an underlying fund that is geographically diversified.
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Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

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Currency Risk. An underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the underlying fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an underlying fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the underlying fund’s account. An underlying fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, an underlying fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of an underlying fund to meet redemption requests within the required time period. In order to meet such redemption requests, the underlying fund may be forced to sell securities at inopportune times or prices.

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Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, forward contracts and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. A forward foreign currency contract is a

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derivative (forward contract) in which the underlying reference is a country’s or region’s currency. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk, management risk, and operational risk are discussed elsewhere in this prospectus. An underlying fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. An underlying fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
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Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. In a reverse repurchase agreement, an underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on an underlying fund. The use of leverage may cause an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. An underlying fund will also bear the risk of any decline in value of securities acquired with cash collateral. An underlying fund may pay lending fees to a party arranging the loan.

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Mortgage-Backed and Mortgage Pass-Through Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates – both increases and decreases – may quickly and significantly affect the value of certain mortgage-backed securities. In addition, certain of the mortgage-backed securities in which an underlying fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so which can cause an underlying fund to lose money or underperform. The risks of investing in mortgage-backed securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk, as well as risks associated with the nature of the underlying mortgage assets and the servicing of those assets. These securities are subject to the risk of default on the underlying mortgages, and such risk is heightened during periods of economic downturn. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. If a TBA counterparty defaults or goes bankrupt an underlying fund may experience adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in a TBA transaction which can cause an underlying fund to lose money or underperform.

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Investment Style Risk. An underlying fund’s investment style may impact the performance of the fund. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. For example, an underlying fund that follows the performance of the index during upturns as well as downturns does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. For other underlying funds the investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa. In addition, an underlying fund may have an investment style that favors certain types of investments over others. As a result, such an underlying fund may underperform funds that do not limit their investments to the particular type of investment.

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Index-Related Risk. An index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to an index. Errors relating to an index, including index data, computations and/or construction, may occur from time to time and may not be identified by an index provider for a period of time or at all. Losses resulting from index errors may be borne by an underlying fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule which may result in the index and, in turn, the underlying fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
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Tracking Error and Correlation Risk. Certain underlying funds seek to track the performance of their respective indices, although they may not be successful in doing so. The divergence between the performance of an underlying fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, an underlying fund may not invest in certain securities in its index, match the securities’ weighting to the index, or the underlying fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. An underlying fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the underlying fund may value individual securities based on fair value prices developed using methods approved by the underlying fund’s board of trustees. To the extent the underlying fund calculates its NAV based on fair value prices, the underlying fund’s performance may diverge from that of its index. In addition, cash flows into and out of an underlying fund, timing variations, operating expenses and trading costs all affect the ability of the underlying fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between an underlying fund’s portfolio and its index resulting from legal restrictions (such as diversification requirements) that apply to the underlying fund but not to the index impact correlation between the performance of the fund and that of its index.

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High-Yield Risk. Underlying funds that invest in high-yield securities and unrated securities of similar credit quality (junk bonds) may be subject to greater levels of credit and liquidity risk than underlying funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High-yield securities may be more volatile than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an underlying fund may lose its entire investment. Because of the risks involved in investing in high-yield securities, an investment in an underlying fund that invests in such securities should be considered speculative.

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Real Estate Investment Trusts (REITs) Risk. Certain of the underlying funds invest in REITs. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.

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Multi-Manager Risk. Certain underlying funds may have multiple investment managers. Although the investment adviser monitors and seeks to coordinate the overall management of an underlying fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, an underlying fund’s exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the underlying fund had a single manager.

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•
Repurchase Agreements Risk. When an underlying fund enters into a repurchase agreement, the underlying fund is exposed to the risk that the other party (i.e., the counterparty) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when an underlying fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high-yield securities that are rated below investment grade (also referred to as junk bonds) (Alternative Collateral). High-yield securities that are used as Alternative Collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that an underlying fund will be unable to recover fully in the event of a counterparty’s default.

•
Redemption Risk. An underlying money market fund may experience periods of heavy redemptions that could cause the underlying money market fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in an underlying money market fund may have a significant adverse effect on the underlying fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including an underlying money market fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

•
Variable Interest Entities Risk. An underlying fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as an underlying fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as an underlying fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects an underlying fund to the risks associated with the underlying China-based operating company. In addition, an underlying fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of an underlying fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the underlying fund.

Portfolio Holdings

The fund may make various types of portfolio securities information available to shareholders. The fund posts a detailed list of the securities held by the fund at www.schwabassetmanagement.com/prospectus (under “Portfolio Holdings”) as of month end. This list is generally posted approximately 15-20 days after the end of the month and remains posted for at least six months. The fund also posts in the fund summary section of the fund’s website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of the calendar quarter or month. The fund may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the fund. Further information regarding the fund’s policy and procedures on the disclosure of portfolio holdings is available in the SAI.
14Schwab Balanced Fund | Fund Details

Financial Highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in the fund’s annual holdings and financial statements, which are included in the fund’s Form N-CSR (see back cover).
Schwab Balanced Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$14.64	$15.11	$19.74	$16.50	$15.99
Income (loss) from investment operations:
Net investment income (loss)(1)	0.32	0.27	0.21	0.19	0.20
Net realized and unrealized gains (losses)	3.21	0.68	(3.62)	3.58	1.13
Total from investment operations	3.53	0.95	(3.41)	3.77	1.33
Less distributions:
Distributions from net investment income	(0.33)	(0.24)	(0.85)	(0.19)	(0.22)
Distributions from net realized gains	(0.55)	(1.18)	(0.37)	(0.34)	(0.60)
Total distributions	(0.88)	(1.42)	(1.22)	(0.53)	(0.82)
Net asset value at end of period	$17.29	$14.64	$15.11	$19.74	$16.50
Total return	24.80%	6.74%	(18.51%)	23.20%	8.58%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.02%	0.02%	0.03%(3)	0.02%	0.03%
Net investment income (loss)	1.98%	1.78%	1.25%	1.01%	1.26%
Portfolio turnover rate	8%	10%	31%	6%	18%
Net assets, end of period (x 1,000)	$694,080	$585,145	$619,501	$803,812	$577,427
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Balanced Fund | Financial Highlights15

Fund Management

The investment adviser for the fund is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of December 31, 2024, managed approximately $1.3 trillion in assets.
The investment adviser oversees the asset management and administration of the fund. The firm currently does not receive a fee for the services it performs for the Schwab Balanced Fund. However, the firm is entitled to receive an annual management fee from each of the underlying funds.
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement is available in the fund’s 2024 annual holdings and financial statements, which is included in the fund’s Form N-CSR and covers the period of November 1, 2023 through October 31, 2024.
Zifan Tang, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the fund. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).
Drew Hayes, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the fund. Mr. Hayes has been with Schwab since 2006. Before becoming a portfolio manager, he spent seven years as a senior fixed income specialist for Schwab Wealth Advisory, Inc. Prior to that, he worked as a bond investment specialist for two years and as a registered representative for two years for Charles Schwab & Co., Inc.
Patrick Kwok, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the fund. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of subadvisers, trading, cash management and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust Company as a portfolio accountant and pricing specialist.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the SAI.
16Schwab Balanced Fund | Fund Management

Investing in the Fund

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
The fund generally is not registered for sale in jurisdictions outside the United States and is intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of the fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, the fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, the fund may take up to seven days to pay sale proceeds.

•
The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Schwab Balanced Fund | Investing in the Fund17

Investing Directly with the Fund

Placing Direct Orders
Investors generally may not purchase shares directly from the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The fund reserves the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the fund at any time.
Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The fund is open for business each day that the NYSE is open. The fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The fund’s share price is its net asset value (NAV) per share, which is the fund’s net assets divided by the number of its shares outstanding. Orders received by the fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing underlying fund investments, the fund uses the NAVs reported by the underlying funds. The fund’s other portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, the fund’s portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments.
Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

The Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive the fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•
To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts
18Schwab Balanced Fund | Investing in the Fund

are separate from, and may be in addition to, any shareholder service fees or other administrative fees the fund may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the fund. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the fund available to its customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the fund.
Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the fund over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing Plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Policy Regarding Short-Term or Excessive Trading
The fund is intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.
To discourage market timing, the fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the fund’s policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of the fund.
The fund and its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the fund has requested that service providers to the fund monitor transactional activity in amounts and frequency determined by the fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in the fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The fund reserves the right to request that the intermediary provide certain shareholder transaction information to the fund and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the fund. The fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. The fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The fund may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
The fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Schwab Balanced Fund | Investing in the Fund19

Fair Value Pricing
The Board of Trustees has approved procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The Valuation Designee makes fair value determinations in good faith in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the fund invests explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.
Methods to Meet Redemptions
Under normal market conditions, the fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, the fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. The fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, the fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of the fund’s overall obligation to deter money laundering under federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
The fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
20Schwab Balanced Fund | Investing in the Fund

Distributions and Taxes

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains the fund earns. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund’s capital gains distributions, if any, may be made available on the fund’s website: www.schwabassetmanagement.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. The fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in the fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, the fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, the fund will use an average cost basis method. Please consult your tax advisor to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
The fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, the fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
Schwab Balanced Fund | Investing in the Fund21

Additional Information About the Fund’s Blended Index

The Balanced Blended Index is a custom blended index developed by Schwab Asset Management that, effective February 1, 2022, is composed of 41.5% S&P 500 Index, 8.5% Russell 2000® Index, 10% MSCI EAFE Index (Net), 37% Bloomberg US Aggregate Bond Index, and 3% Bloomberg US Treasury Bills 1-3 Month Index. From January 29, 2019 through January 31, 2022, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 37% Bloomberg US Aggregate Bond Index, and 3% Bloomberg US Treasury Bills 1-3 Month Index. From August 1, 2013 through January 28, 2019, the composite was composed of 50% S&P 500 Index 10% Russell 2000 Index, 25% Bloomberg US Aggregate Bond Index, 12% Bloomberg US Aggregate Intermediate Bond Index and 3% Bloomberg US Treasury Bills 1-3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding. The components that make up the composite may vary over time.
22Schwab Balanced Fund | Investing in the Fund

Prospectus | February 28, 2025
Schwab Balanced Fund

To Learn More
This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents, to request other information, or ask questions about the fund, call 1-877-824-5615. In addition, you may visit
www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The SAI, the fund’s annual and semiannual reports, the fund’s holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
Schwab Capital Trust 811‑07704	REG34630-20

Prospectus | February 28, 2025
Schwab Funds®

Schwab Equity Index Funds®
Schwab® S&P 500 Index Fund	SWPPX
Schwab 1000 Index® Fund	SNXFX
Schwab® Small-Cap Index Fund	SWSSX
Schwab® Total Stock Market Index Fund	SWTSX
Schwab® U.S. Large-Cap Growth Index Fund	SWLGX
Schwab® U.S. Large-Cap Value Index Fund	SWLVX
Schwab® U.S. Mid-Cap Index Fund	SWMCX
Schwab® International Index Fund	SWISX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund
Ticker Symbol:	SWPPX

Investment Objective

The fund’s goal is to track the total return of the S&P 500® Index.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.02
Other expenses	None
Total annual fund operating expenses	0.02
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$2	$6	$11	$26
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the S&P 500 Index†. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its float-adjusted market capitalization.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry or group of industries to the extent that the index the fund is designed to track is also so concentrated.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track.

†
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab® S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.

Schwab S&P 500 Index Fund | Fund Summary1

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-Diversification Risk. To the extent that the fund becomes non-diversified as necessary to approximate the composition of the index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 20.55% Q2 2020
Worst Quarter: (19.60%) Q1 2020

2Schwab S&P 500 Index Fund | Fund Summary

Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	24.96%	14.49%	13.05%
After taxes on distributions	24.60%	14.09%	12.52%
After taxes on distributions and sale of shares	15.03%	11.58%	10.75%
Comparative Index (reflects no deduction for fees, expenses, or taxes)
S&P 500 Index	25.02%	14.53%	13.10%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab S&P 500 Index Fund | Fund Summary3

Schwab 1000 Index® Fund
Ticker Symbol:	SNXFX

Investment Objective

The fund’s goal is to match the total return of the Schwab 1000 Index®.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.05
Other expenses	None
Total annual fund operating expenses	0.05
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the Schwab 1000 Index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
The Schwab 1000 Index is a float-adjusted market capitalization weighted index that includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry or group of industries to the extent that the index the fund is designed to track is also so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual

4Schwab 1000 Index Fund | Fund Summary

companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The Russell 1000® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the Schwab 1000 Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 21.76% Q2 2020
Worst Quarter: (20.24%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	24.46%	14.06%	12.68%
After taxes on distributions	24.10%	13.58%	11.83%
After taxes on distributions and sale of shares	14.73%	11.20%	10.25%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Russell 1000® Index	24.51%	14.28%	12.87%
Schwab 1000 Index	24.51%	14.10%	12.77%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not

Schwab 1000 Index Fund | Fund Summary5

relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6Schwab 1000 Index Fund | Fund Summary

Schwab® Small-Cap Index Fund
Ticker Symbol:	SWSSX

Investment Objective

The fund’s goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.04
Other expenses	None
Total annual fund operating expenses	0.04
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index†. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry or group of industries to the extent that the index the fund is designed to track is also so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may

†
Index ownership – “Russell 2000®” is a registered mark of Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

Schwab Small-Cap Index Fund | Fund Summary7

also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the Russell 2000 Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 31.42% Q4 2020
Worst Quarter: (30.56%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	11.58%	7.47%	7.87%
After taxes on distributions	11.06%	6.60%	6.56%
After taxes on distributions and sale of shares	7.07%	5.72%	5.97%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2000 Index	11.54%	7.40%	7.82%

8Schwab Small-Cap Index Fund | Fund Summary

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab Small-Cap Index Fund | Fund Summary9

Schwab® Total Stock Market Index Fund
Ticker Symbol:	SWTSX

Investment Objective

The fund’s goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.03
Other expenses	None
Total annual fund operating expenses	0.03
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the Dow Jones U.S. Total Stock Market Index†. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Because it may not be possible or practical to purchase all of the stocks included in the index, the investment adviser seeks to track the total return of the index by using sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, performance attributes, dividend yield, price/earnings ratio, risk factors, industry factors and other characteristics. The fund generally expects that its portfolio will include the largest 2,000 to 2,800 U.S. stocks (measured by the float-adjusted market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

†
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.

10Schwab Total Stock Market Index Fund | Fund Summary

The fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry or group of industries to approximately the extent that the index the fund is designed to track is also so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Sampling Index Tracking Risk. The fund does not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.

Schwab Total Stock Market Index Fund | Fund Summary11

Annual Total Returns (%) as of 12/31

Best Quarter: 22.07% Q2 2020
Worst Quarter: (20.98%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	23.85%	13.76%	12.44%
After taxes on distributions	23.48%	13.35%	11.93%
After taxes on distributions and sale of shares	14.36%	10.96%	10.22%
Comparative Index (reflects no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12Schwab Total Stock Market Index Fund | Fund Summary

Schwab® U.S. Large-Cap Growth Index Fund
Ticker Symbol:	SWLGX

Investment Objective

The fund’s goal is to track the performance of a benchmark index that measures the total return of large capitalization U.S. growth stocks.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.035
Other expenses	None
Total annual fund operating expenses	0.035
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$4	$11	$20	$45
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Growth Index†. The fund attempts to replicate the Russell 1000 Growth Index.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations.
The investment adviser typically seeks to track the total return of the index by replicating the index. This means that the fund generally expects that it will hold the same securities as those included in the index. However, the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the index or is otherwise in the best interest of the fund. Sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. When the fund uses sampling techniques, the fund generally expects that its

†
Index ownership – The Russell 1000® Growth Index is a registered mark of Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

Schwab U.S. Large-Cap Growth Index Fund | Fund Summary13

portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Sampling Index Tracking Risk. To the extent the fund uses sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

14Schwab U.S. Large-Cap Growth Index Fund | Fund Summary

Non-Diversification Risk. To the extent that the fund becomes non-diversified as necessary to approximate the composition of the index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the Russell 1000 Growth Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 27.82% Q2 2020
Worst Quarter: (20.94%) Q2 2022
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	Since Inception (12/20/17)
Before taxes	33.30%	18.92%	17.83%
After taxes on distributions	33.13%	18.65%	17.56%
After taxes on distributions and sale of shares	19.83%	15.37%	14.79%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.73%
Russell 1000 Growth Index	33.36%	18.96%	17.88%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab U.S. Large-Cap Growth Index Fund | Fund Summary15

Schwab® U.S. Large-Cap Value Index Fund
Ticker Symbol:	SWLVX

Investment Objective

The fund’s goal is to track the performance of a benchmark index that measures the total return of large capitalization U.S. value stocks.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.035
Other expenses	None
Total annual fund operating expenses	0.035
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$4	$11	$20	$45
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Value Index†. The fund attempts to replicate the Russell 1000 Value Index.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations.
The investment adviser typically seeks to track the total return of the index by replicating the index. This means that the fund generally expects that it will hold the same securities as those included in the index. However, the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the index or is otherwise in the best interest of the fund. Sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/ earnings ratio, industry factors, risk factors and other characteristics. When the fund uses sampling techniques, the fund generally expects

†
Index ownership – The Russell 1000® Value Index is a registered mark of Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

16Schwab U.S. Large-Cap Value Index Fund | Fund Summary

that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Value Investing Risk. The fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Sampling Index Tracking Risk. To the extent the fund uses sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market

Schwab U.S. Large-Cap Value Index Fund | Fund Summary17

performance. The fund generally invests in securities that are included in the Russell 1000 Value Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 16.24% Q4 2020
Worst Quarter: (26.79%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	Since Inception (12/20/17)
Before taxes	14.37%	8.63%	8.35%
After taxes on distributions	13.63%	7.82%	7.52%
After taxes on distributions and sale of shares	9.01%	6.64%	6.46%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.73%
Russell 1000 Value Index	14.37%	8.68%	8.42%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18Schwab U.S. Large-Cap Value Index Fund | Fund Summary

Schwab® U.S. Mid-Cap Index Fund
Ticker Symbol:	SWMCX

Investment Objective

The fund’s goal is to track the performance of a benchmark index that measures the total return of mid capitalization U.S. stocks.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.04
Other expenses	None
Total annual fund operating expenses	0.04
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in securities that are included in the Russell Midcap® Index†. The fund attempts to replicate the Russell Midcap Index.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally will seek to replicate the performance of the index by giving the same weight to a given security as the index does. However, when the investment adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the investment adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations.
The investment adviser typically seeks to track the total return of the index by replicating the index. This means that the fund generally expects that it will hold the same securities as those included in the index. However, the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the index or is otherwise in the best interest of the fund. Sampling techniques involve investing in a limited number of index securities that, when taken together, are expected

†
Index ownership – The Russell Midcap® Index is a registered mark of Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

Schwab U.S. Mid-Cap Index Fund | Fund Summary19

to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. When the fund uses sampling techniques, the fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Sampling Index Tracking Risk. To the extent the fund uses sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are

20Schwab U.S. Mid-Cap Index Fund | Fund Summary

included in the Russell Midcap Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 24.55% Q2 2020
Worst Quarter: (27.07%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	Since Inception (12/20/17)
Before taxes	15.30%	9.89%	9.62%
After taxes on distributions	14.55%	9.33%	9.04%
After taxes on distributions and sale of shares	9.49%	7.75%	7.60%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.73%
Russell Midcap Index	15.34%	9.92%	9.66%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab U.S. Mid-Cap Index Fund | Fund Summary21

Schwab® International Index Fund
Ticker Symbol:	SWISX

Investment Objective

The fund’s goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.06
Other expenses	None
Total annual fund operating expenses	0.06
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the MSCI EAFE® Index†. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.
The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.
The fund may concentrate its investments (i.e., hold more than 25% of its total assets) in an industry or group of industries to the extent that the index the fund is designed to track is also so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be

†
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

22Schwab International Index Fund | Fund Summary

impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs, and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory, and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.

Schwab International Index Fund | Fund Summary23

Annual Total Returns (%) as of 12/31

Best Quarter: 18.19% Q4 2022
Worst Quarter: (23.21%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	3.54%	4.77%	5.29%
After taxes on distributions	2.83%	4.16%	4.67%
After taxes on distributions and sale of shares	2.73%	3.77%	4.21%
Comparative Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	3.82%	4.73%	5.20%

(1)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2025.
Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Jiwei Gu, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24Schwab International Index Fund | Fund Summary

Fund Details

There can be no assurance that the funds will achieve their objectives. Except as explicitly described otherwise, the investment strategies and policies of each fund may be changed without shareholder approval. Additionally, the investment objectives of the Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in each fund are summarized in the fund summaries at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the funds, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, each fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies, Securities and Risks” section in the Statement of Additional Information (SAI).
Investors should be aware that the investments made by the funds and the results achieved by the funds at any given time are not expected to be the same as those made by exchange-traded funds for which Charles Schwab Investment Management, Inc. serves as investment adviser, including exchange-traded funds with names, investment objectives and policies similar to the funds.
Investment Objectives and More About Principal Risks

Schwab S&P 500 Index Fund
Investment Objective
The fund’s goal is to track the total return of the S&P 500 Index.
Index
The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its float-adjusted market capitalization.
Although the 500 companies in the index constitute only about 13% of all the publicly traded companies in the United States, they represent approximately 86% of the total value of the U.S. stock market, as of December 31, 2024. Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
Because the index weights a stock according to its market capitalization, larger stocks have more influence on the performance of the index than do the index’s smaller stocks.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Schwab Equity Index Funds | Fund Details25

Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the volatility, and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
26Schwab Equity Index Funds | Fund Details

Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab 1000 Index Fund
Investment Objective
The fund’s goal is to match the total return of the Schwab 1000 Index.
Index
The Schwab 1000 Index is a float-adjusted market capitalization weighted index that includes the stocks of the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.
Although there are currently more than 3,999 total stocks in the United States, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $60.9 trillion, as of December 31, 2024. This represents approximately 95% of the total market value of all publicly-traded U.S. companies, as represented by the Dow Jones U.S. Total Stock Market Index. These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab 1000 Index was developed and is maintained by Schwab. Charles Schwab Investment Management, Inc., dba Schwab Asset Management, and Schwab are separate but affiliated companies and subsidiaries of The Charles Schwab Corporation. Schwab receives no compensation from Schwab Asset Management or the fund for maintaining the index. In constructing the index, Schwab has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the index (index calculation agent). Schwab reviews and, as necessary, revises the list of companies whose securities are included in the index, usually annually. Under normal circumstances, the index undergoes a quarterly rebalance to reflect outstanding share changes of the existing index constituents. Schwab Asset Management has entered into an agreement with Schwab pursuant to which Schwab Asset Management has been granted a license to the index which has in turn been sublicensed to the fund at no cost to the fund. For more information on the index, including information on the index calculation agent, please refer to the SAI.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with
Schwab Equity Index Funds | Fund Details27

a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
28Schwab Equity Index Funds | Fund Details

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Small-Cap Index Fund
Investment Objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.
Index
The Russell 2000 Index is an established index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000 Index is a subset of the Russell 3000 Index, representing approximately the 1,966 smallest issuers and, as of December 31, 2024, approximately 5% of the total market capitalization of the Russell 3000 Index. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and
Schwab Equity Index Funds | Fund Details29

quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
30Schwab Equity Index Funds | Fund Details

The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Total Stock Market Index Fund
Investment Objective
The fund’s goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index.
Index
The Dow Jones U.S. Total Stock Market Index is designed to measure all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available – the index contains 3,999 stocks, as of December 31, 2024. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The U.S. stock market is commonly divided into three segments, based on market capitalization. Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market’s total value. In fact, the largest 1,000 of the market’s listed stocks represent about 95% of its total value, as of December 31, 2024.
In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Schwab Equity Index Funds | Fund Details31

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in the index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in the index, or match the securities’ weighting to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
32Schwab Equity Index Funds | Fund Details

Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab U.S. Large-Cap Growth Index Fund
Investment Objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of large capitalization U.S. growth stocks.
Schwab Equity Index Funds | Fund Details33

Index
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth Index is a subset of the Russell 1000® Index, representing growth issuers in the Russell 1000 Index. These are companies with higher price-to-book ratios and higher forecasted growth values. The index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is a float-adjusted market capitalization weighted index that is completely reconstituted annually to seek to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. As of December 31, 2024, the index was composed of 396 stocks. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
34Schwab Equity Index Funds | Fund Details

Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Growth Investing Risk. The fund pursues a “growth style” of investing. Growth investing focuses on a company’s prospects for growth of revenue and earnings. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Equity Index Funds | Fund Details35

Schwab U.S. Large-Cap Value Index Fund
Investment Objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of large capitalization U.S. value stocks.
Index
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The Russell 1000 Value Index is a subset of the Russell 1000® Index, representing value issuers in the Russell 1000 Index. These are companies with lower price-to-book ratios and lower expected growth values. The index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is a float-adjusted market capitalization weighted index that is completely reconstituted annually to seek to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. As of December 31, 2024, the index was composed of 869 stocks. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing
36Schwab Equity Index Funds | Fund Details

variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Equity Index Funds | Fund Details37

Schwab U.S. Mid-Cap Index Fund
Investment Objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of mid capitalization U.S. stocks.
Index
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index, representing the smallest issuers in the Russell 1000 Index. The index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is a float-adjusted market capitalization weighted index that is completely reconstituted annually to seek to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. As of December 31, 2024, the index was composed of 808 stocks, which represented approximately 21% of the total market capitalization of the Russell 1000 companies. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing
38Schwab Equity Index Funds | Fund Details

variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Equity Index Funds | Fund Details39

Schwab International Index Fund
Investment Objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.
Index
The MSCI EAFE Index is an industry-recognized index composed of MSCI country indices representing developed markets outside of North America – Europe, Australasia, and the Far East. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of December 31, 2024, it consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
Over the past decades, foreign stock markets have grown rapidly. The market value of the index captures approximately 20% of the world’s total market capitalization, as of December 31, 2024.
For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap
40Schwab Equity Index Funds | Fund Details

companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Tracking error may also be impacted by timing differences in currency conversions between the fund and the index and by the fund’s use of fair valuation. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which
Schwab Equity Index Funds | Fund Details41

makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Portfolio Holdings

The funds may make various types of portfolio securities information available to shareholders. The funds post a detailed list of the securities held by each fund at www.schwabassetmanagement.com/prospectus (under “Portfolio Holdings”) as of month end. This list is generally posted approximately 15-20 days after the end of the month and remains posted for at least six months. The funds also post in the fund summary section of the funds’ website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of the calendar quarter or month. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI.
42Schwab Equity Index Funds | Fund Details

Financial Highlights

This section provides further details about each fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual holdings and financial statements, which are included in each fund’s Form N-CSR (see back cover).
Schwab S&P 500 Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$65.03	$60.02	$71.21	$50.75	$47.17
Income (loss) from investment operations:
Net investment income (loss)(1)	1.13	1.05	0.97	0.90	1.02
Net realized and unrealized gains (losses)	23.29	4.94	(11.23)	20.60	3.52
Total from investment operations	24.42	5.99	(10.26)	21.50	4.54
Less distributions:
Distributions from net investment income	(1.05)	(0.98)	(0.86)	(1.04)	(0.87)
Distributions from net realized gains	—	—	(0.07)	—	(0.09)
Total distributions	(1.05)	(0.98)	(0.93)	(1.04)	(0.96)
Net asset value at end of period	$88.40	$65.03	$60.02	$71.21	$50.75
Total return	37.95%	10.11%	(14.63%)	42.89%	9.69%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.02%	0.02%(2)	0.02%(2)	0.02%	0.02%
Net investment income (loss)	1.41%	1.63%	1.49%	1.42%	2.11%
Portfolio turnover rate	2%	2%(3)	2%	3%	4%
Net assets, end of period (x 1,000,000)	$104,140	$70,062	$61,068	$67,401	$44,184
(1)
Calculated based on the average shares outstanding during the period.

?
(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds | Financial Highlights43

Schwab 1000 Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$90.46	$84.03	$102.69	$73.73	$68.68
Income (loss) from investment operations:
Net investment income (loss)(1)	1.52	1.41	1.29	1.24	1.38
Net realized and unrealized gains (losses)	32.64	6.34	(18.14)	30.02	5.81
Total from investment operations	34.16	7.75	(16.85)	31.26	7.19
Less distributions:
Distributions from net investment income	(1.44)	(1.32)	(1.23)	(1.42)	(1.29)
Distributions from net realized gains	—	—	(0.58)	(0.88)	(0.85)
Total distributions	(1.44)	(1.32)	(1.81)	(2.30)	(2.14)
Net asset value at end of period	$123.18	$90.46	$84.03	$102.69	$73.73
Total return	38.17%	9.35%	(16.73%)	43.16%	10.60%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.05%(2)	0.05%	0.05%
Net investment income (loss)	1.36%	1.57%	1.40%	1.36%	1.97%
Portfolio turnover rate	3%(3)	3%(3)	2%(3)	5%(3)	4%
Net assets, end of period (x 1,000,000)	$17,357	$12,811	$11,888	$14,222	$9,774
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

44Schwab Equity Index Funds | Financial Highlights

Schwab Small-Cap Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$26.99	$29.87	$39.97	$27.18	$28.84
Income (loss) from investment operations:
Net investment income (loss)(1)	0.47	0.47	0.40	0.37	0.35
Net realized and unrealized gains (losses)	8.66	(2.98)	(7.31)	13.29	(0.23)
Total from investment operations	9.13	(2.51)	(6.91)	13.66	0.12
Less distributions:
Distributions from net investment income	(0.49)	(0.37)	(0.42)	(0.38)	(0.42)
Distributions from net realized gains	—	—	(2.77)	(0.49)	(1.36)
Total distributions	(0.49)	(0.37)	(3.19)	(0.87)	(1.78)
Net asset value at end of period	$35.63	$26.99	$29.87	$39.97	$27.18
Total return	34.14%	(8.47%)	(18.53%)	50.82%	0.00%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%(2)	0.04%	0.04%
Net investment income (loss)	1.42%	1.60%	1.25%	0.98%	1.31%
Portfolio turnover rate	15%(3)	10%(3)	16%(3)	19%(3)	21%
Net assets, end of period (x 1,000,000)	$6,330	$4,881	$5,372	$6,587	$3,988
(1)
Calculated based on the average shares outstanding during the period.

?
(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds | Financial Highlights45

Schwab Total Stock Market Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$71.29	$66.82	$81.64	$57.62	$53.42
Income (loss) from investment operations:
Net investment income (loss)(1)	1.22	1.13	1.05	1.00	1.07
Net realized and unrealized gains (losses)	25.58	4.39	(14.67)	24.10	4.21
Total from investment operations	26.80	5.52	(13.62)	25.10	5.28
Less distributions:
Distributions from net investment income	(1.14)	(1.05)	(0.96)	(1.08)	(0.94)
Distributions from net realized gains	—	—	(0.24)	—	(0.14)
Total distributions	(1.14)	(1.05)	(1.20)	(1.08)	(1.08)
Net asset value at end of period	$96.95	$71.29	$66.82	$81.64	$57.62
Total return	37.98%	8.38%	(16.94%)	44.01%	9.94%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.03%(2)	0.03%(2)	0.03%	0.03%
Net investment income (loss)	1.39%	1.58%	1.44%	1.37%	1.96%
Portfolio turnover rate	2%	2%	2%	3%	4%
Net assets, end of period (x 1,000,000)	$25,665	$17,787	$16,046	$18,232	$11,487
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

46Schwab Equity Index Funds | Financial Highlights

Schwab U.S. Large-Cap Growth Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$77.88	$66.09	$89.23	$62.76	$49.06
Income (loss) from investment operations:
Net investment income (loss)(1)	0.69	0.67	0.64	0.56	0.55
Net realized and unrealized gains (losses)	33.23	11.71	(22.20)	26.39	13.65
Total from investment operations	33.92	12.38	(21.56)	26.95	14.20
Less distributions:
Distributions from net investment income	(0.60)	(0.59)	(0.51)	(0.48)	(0.50)
Distributions from net realized gains	—	—	(1.07)	—	—
Total distributions	(0.60)	(0.59)	(1.58)	(0.48)	(0.50)
Net asset value at end of period	$111.20	$77.88	$66.09	$89.23	$62.76
Total return	43.77%	18.89%	(24.63%)	43.14%	29.16%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%	0.035%(2)	0.035%	0.035%
Net investment income (loss)	0.69%	0.91%	0.86%	0.73%	0.97%
Portfolio turnover rate	17%	20%(3)	18%	18%	41%
Net assets, end of period (x 1,000,000)	$2,899	$1,352	$929	$881	$487
(1)
Calculated based on the average shares outstanding during the period.

?
(2)
Ratio includes less than 0.0005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds | Financial Highlights47

Schwab U.S. Large-Cap Value Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$46.50	$47.51	$53.65	$38.09	$43.06
Income (loss) from investment operations:
Net investment income (loss)(1)	1.19	1.12	1.01	0.97	1.00
Net realized and unrealized gains (losses)	12.94	(1.04)	(4.60)	15.47	(4.07)
Total from investment operations	14.13	0.08	(3.59)	16.44	(3.07)
Less distributions:
Distributions from net investment income	(1.18)	(1.03)	(0.91)	(0.88)	(1.06)
Distributions from net realized gains	(0.14)	(0.06)	(1.64)	—	(0.84)
Total distributions	(1.32)	(1.09)	(2.55)	(0.88)	(1.90)
Net asset value at end of period	$59.31	$46.50	$47.51	$53.65	$38.09
Total return	30.97%	0.11%	(7.04%)	43.70%	(7.69%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%	0.035%(2)	0.035%	0.035%
Net investment income (loss)	2.18%	2.31%	2.05%	1.97%	2.57%
Portfolio turnover rate	30%(3)	42%(3)	15%(3)	20%	50%
Net assets, end of period (x 1,000)	$762,787	$592,653	$647,796	$575,972	$331,322
(1)
Calculated based on the average shares outstanding during the period.

?
(2)
Ratio includes less than 0.0005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

48Schwab Equity Index Funds | Financial Highlights

Schwab U.S. Mid-Cap Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$50.52	$51.84	$64.44	$44.98	$44.29
Income (loss) from investment operations:
Net investment income (loss)(1)	0.97	0.89	0.79	0.69	0.72
Net realized and unrealized gains (losses)	16.71	(1.40)	(11.54)	19.54	1.09
Total from investment operations	17.68	(0.51)	(10.75)	20.23	1.81
Less distributions:
Distributions from net investment income	(0.88)	(0.77)	(0.63)	(0.77)	(0.64)
Distributions from net realized gains	—	(0.04)	(1.22)	—	(0.48)
Total distributions	(0.88)	(0.81)	(1.85)	(0.77)	(1.12)
Net asset value at end of period	$67.32	$50.52	$51.84	$64.44	$44.98
Total return	35.35%	(1.03%)	(17.15%)	45.35%	4.04%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%(2)	0.04%	0.04%
Net investment income (loss)	1.57%	1.66%	1.41%	1.19%	1.69%
Portfolio turnover rate	13%(3)	8%(3)	11%(3)	14%	29%
Net assets, end of period (x 1,000,000)	$1,630	$1,063	$903	$891	$483
(1)
Calculated based on the average shares outstanding during the period.

?
(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds | Financial Highlights49

Schwab International Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$20.39	$18.17	$24.45	$18.56	$20.48
Income (loss) from investment operations:
Net investment income (loss)(1)	0.67	0.63	0.65	0.64	0.47
Net realized and unrealized gains (losses)	3.79	2.13	(6.14)	5.66	(1.75)
Total from investment operations	4.46	2.76	(5.49)	6.30	(1.28)
Less distributions:
Distributions from net investment income	(0.75)	(0.54)	(0.79)	(0.41)	(0.64)
Net asset value at end of period	$24.10	$20.39	$18.17	$24.45	$18.56
Total return	22.21%	15.30%	(23.12%)	34.24%	(6.56%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.06%(2)	0.06%	0.06%
Net investment income (loss)	2.84%	2.99%	3.12%	2.76%	2.47%
Portfolio turnover rate	7%	13%	5%	3%	7%
Net assets, end of period (x 1,000,000)	$9,873	$7,952	$7,127	$8,781	$5,937
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

50Schwab Equity Index Funds | Financial Highlights

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of December 31, 2024, managed approximately $1.3 trillion in assets.
The investment adviser oversees the asset management and administration of the funds. As compensation for these services, the investment adviser receives a management fee from each fund. For the 12 months ended October 31, 2024, these fees were 0.02% for the Schwab S&P 500 Index Fund, 0.05% for the Schwab 1000 Index Fund, 0.04% for the Schwab Small-Cap Index Fund, 0.03% for the Schwab Total Stock Market Index Fund, 0.035% for the Schwab U.S. Large-Cap Growth Index Fund, 0.035% for the Schwab U.S. Large-Cap Value Index Fund, 0.04% for the Schwab U.S. Mid-Cap Index Fund and 0.06% for the Schwab International Index Fund. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid.
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement between the investment adviser and each fund, Schwab Asset Management pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.
A discussion regarding the basis for the Board of Trustees’ approval of each fund’s Amended and Restated Investment Advisory and Administration Agreement is available in each fund’s 2024 annual holdings and financial statements, which are included in each fund’s Form N-CSR and covers the period November 1, 2023 through October 31, 2024.
Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies for Schwab Asset Management. Mr. Bliss is responsible for overseeing the investment process, portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.
Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.
Mariela Jobson, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining Schwab in 2023, Ms. Jobson worked at BlackRock (formerly Barclays Global Investors) for 16 years as a lead portfolio manager, where she managed all aspects of iShares exchange traded funds in global equity, preferred equity, and commodities. Most recently, she was responsible for leading a team of portfolio managers who managed domestic, developed, emerging and frontier markets covering market-cap, factor, ESG and thematic index strategies. Prior to BlackRock, Ms. Jobson worked as an associate equity analyst at Wedbush Morgan Securities and as an equity research analyst at ING Investments.
Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.
Joselle Duncan, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining Schwab in 2022, Ms. Duncan worked at BlackRock (formerly Barclays Global Investors) for over 20 years as a vice president and portfolio manager focused on international ETFs. Before that, she held several positions at BlackRock including portfolio manager for institutional and mutual funds, securities lending trader, and securities lending product specialist.
Jiwei Gu, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab International Index Fund. Ms. Gu joined the portfolio management team as an associate portfolio manager in 2018. Prior to joining Schwab, she spent four years at CoBank, most recently as an enterprise risk analyst performing bank-level loan portfolio credit risk analysis, data analytics, and risk management methodology research. Before that, Ms. Gu worked in commercial credit underwriting and capital markets supporting lending activities.
Schwab Equity Index Funds | Fund Management51

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Managment was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund. Prior to joining Schwab in 2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the SAI.
52Schwab Equity Index Funds | Fund Management

Investing in the Funds

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of a fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, each fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, each fund may take up to seven days to pay sale proceeds.

•
Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing Directly with the Funds

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
Schwab Equity Index Funds | Investing in the Funds53

Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day. A fund’s share price is its NAV per share, which is the fund’s net assets divided by the number of its shares outstanding. Orders received by a fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
The funds’ portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, a fund’s portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments.
Shareholders of the Schwab International Index Fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

Each Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive a fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•
To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.
54Schwab Equity Index Funds | Investing in the Funds

Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.
Policy Regarding Short-Term or Excessive Trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the funds’ policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of a fund.
The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in a fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to request that the intermediary provide certain shareholder transaction information to the funds and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. A fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair Value Pricing
The Board of Trustees has approved procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the funds’ shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Schwab Equity Index Funds | Investing in the Funds55

The Valuation Designee makes fair value determinations in good faith and in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
Methods to Meet Redemptions
Under normal market conditions, each fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, each fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. Each fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, each fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Distributions and Taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gains distribution, if any, may be made available on the fund’s website: www.schwabassetmanagement.com.
56Schwab Equity Index Funds | Investing in the Funds

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement or savings account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in a fund which invests in non-U.S. securities may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Schwab Equity Index Funds | Investing in the Funds57

Prospectus | February 28, 2025
Schwab Equity Index Funds

To Learn More
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year. In Form N-CSR, you will find the funds’ annual and semiannual financial statements.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. In addition, you may visit
www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The SAI, the funds’ annual and semiannual reports, the funds’ holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Numbers
Schwab Capital Trust 811‑07704
Schwab Investments 811‑06200	REG13644-33

Prospectus | February 28, 2025
Schwab Funds®

Schwab Fundamental Index* Funds
Schwab® Fundamental U.S. Large Company Index Fund (formerly, Schwab® Fundamental US Large Company Index Fund)	SFLNX
Schwab® Fundamental U.S. Small Company Index Fund (formerly, Schwab® Fundamental US Small Company Index Fund)	SFSNX
Schwab® Fundamental International Equity Index Fund (formerly, Schwab® Fundamental International Large Company Index Fund)	SFNNX
Schwab® Fundamental International Small Equity Index Fund (formerly, Schwab® Fundamental International Small Company Index Fund)	SFILX
Schwab® Fundamental Emerging Markets Equity Index Fund (formerly, Schwab® Fundamental Emerging Markets Large Company Index Fund)	SFENX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.
*
SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Schwab Fundamental Index Funds

Schwab® Fundamental U.S. Large Company Index Fund
(formerly, Schwab® Fundamental US Large Company Index Fund)
Ticker Symbol:	SFLNX

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.25
Other expenses	None
Total annual fund operating expenses	0.25
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US Large Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the U.S. companies within the parent universe. The index is comprised of the largest U.S. companies by fundamental size. The top 87.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index

†
Index ownership – The RAFI Fundamental High Liquidity US Large Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental U.S. Large Company Index Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

Schwab Fundamental U.S. Large Company Index Fund  | Fund Summary1

but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
New Index Risk. The fund’s comparative index was recently constituted and has not previously been utilized for a registered fund, which may create additional risks for investing in the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The Russell 1000® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity US Large Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.

2Schwab Fundamental U.S. Large Company Index Fund  | Fund Summary

Annual Total Returns (%) as of 12/31

Best Quarter: 18.47% Q2 2020
Worst Quarter: (26.07%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	16.78%	13.04%	11.29%
After taxes on distributions	16.30%	12.17%	10.04%
After taxes on distributions and sale of shares	10.29%	10.26%	8.88%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Russell 1000® Index	24.51%	14.28%	12.87%
RAFI Fundamental High Liquidity US Large Index(1)	—	—	—
Russell RAFI US Large Company Index	16.96%	13.28%	11.56%
Fundamental US Large Spliced Index(2)	17.04%	13.29%	11.57%

(1)
Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI US Large Company Index to the RAFI Fundamental High Liquidity US Large Index in connection with a change to the fund’s investment objective and investment strategy to invest its assets in accordance with the index. The index has not been in operation for a full calendar year, and therefore has no performance data to present. Performance of the fund prior to June 21, 2024, is based on the fund’s investment strategy to track the previous index.

?
(2)
The Fundamental US Large Spliced Index is an internally calculated index comprised of the Russell RAFI US Large Company Index from October 19, 2012, until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity US Large Index from June 22, 2024, forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab Fundamental U.S. Large Company Index Fund  | Fund Summary3

Schwab® Fundamental U.S. Small Company Index Fund
(formerly, Schwab® Fundamental US Small Company Index Fund)
Ticker Symbol:	SFSNX

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small U.S. companies based on their fundamental size and weight.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.25
Other expenses	None
Total annual fund operating expenses	0.25
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US Small Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the small company size segment by fundamental overall company scores (scores), which are created using as the universe the U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the U.S. companies within the parent universe. The index is comprised of the smallest U.S. companies by fundamental size. The bottom 12.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index

†
Index ownership – The RAFI Fundamental High Liquidity US Small Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental U.S. Small Company Index Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

4Schwab Fundamental U.S. Small Company Index Fund  | Fund Summary

but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the extent that the index the fund is designed to track is also so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
New Index Risk. The fund’s comparative index was recently constituted and has not previously been utilized for a registered fund, which may create additional risks for investing in the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity US Small Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.

Schwab Fundamental U.S. Small Company Index Fund  | Fund Summary5

Annual Total Returns (%) as of 12/31

Best Quarter: 30.57% Q4 2020
Worst Quarter: (35.51%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	9.00%	9.66%	8.66%
After taxes on distributions	8.53%	8.41%	7.23%
After taxes on distributions and sale of shares	5.60%	7.43%	6.60%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.10%
RAFI Fundamental High Liquidity US Small Index(1)	—	—	—
Russell RAFI US Small Company Index	8.76%	9.73%	8.82%
Fundamental US Small Spliced Index(2)	9.16%	9.81%	8.86%

(1)
Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI US Small Company Index to the RAFI Fundamental High Liquidity US Small Index in connection with a change to the fund’s investment objective and investment strategy to invest its assets in accordance with the index. The index has not been in operation for a full calendar year, and therefore has no performance data to present. Performance of the fund prior to June 21, 2024, is based on the fund’s investment strategy to track the previous index.

?
(2)
The Fundamental US Small Spliced Index is an internally calculated index comprised of the Russell RAFI US Small Company Index from October 19, 2012, until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity US Small Index from June 22, 2024, forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6Schwab Fundamental U.S. Small Company Index Fund  | Fund Summary

Schwab® Fundamental International Equity Index Fund
(formerly, Schwab® Fundamental International Large Company Index Fund)
Ticker Symbol:	SFNNX

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.25
Other expenses	None
Total annual fund operating expenses	0.25
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the developed ex U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the developed ex U.S. companies within the parent universe. The index is comprised of the largest developed ex U.S. companies by fundamental size. The top 87.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may

†
Index ownership – The RAFI Fundamental High Liquidity Developed ex US Large Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental International Equity Index Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

Schwab Fundamental International Equity Index Fund  | Fund Summary7

use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The fund uses an “indexing” investment approach, which attempts to replicate the performance of the index by purchasing a basket of securities that compose the index. However it may not be possible or practicable for the fund to invest in all of the securities comprising the index or in proportion to their weightings in the index. In these circumstances, it is possible that the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the index or is otherwise in the best interest of the fund. Sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. When using sampling techniques, the investment adviser uses quantitative analysis to select stocks from the index universe to obtain a representative sample of stocks that resembles the index in terms of key risk factors, performance attributes and other characteristics. The fund reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
New Index Risk. The fund’s comparative index was recently constituted and has not previously been utilized for a registered fund, which may create additional risks for investing in the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Sampling Index Tracking Risk. To the extent the fund uses sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be

8Schwab Fundamental International Equity Index Fund  | Fund Summary

more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs, and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory, and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI EAFE Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 21.62% Q4 2020
Worst Quarter: (27.49%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	2.26%	6.16%	5.66%
After taxes on distributions	1.57%	5.54%	5.05%
After taxes on distributions and sale of shares	2.10%	4.93%	4.57%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	3.82%	4.73%	5.20%
RAFI Fundamental High Liquidity Developed ex US Large Index (Net)(1)(2)	—	—	—
Russell RAFI Developed ex US Large Company Index (Net)(1)	2.74%	6.35%	5.78%
Fundamental Developed ex US Large Spliced Index(1)(3)	2.68%	6.34%	5.78%

(1)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

(2)
Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI Developed ex US Large Company Index (Net) to the RAFI Fundamental High Liquidity Developed ex US Large Index (Net) in connection with a change to the fund’s investment objective and investment strategy to invest its assets in accordance with the index. The index has not been in operation for a full calendar year, and therefore has no performance data to present. Performance of the fund prior to June 21, 2024, is based on the fund’s investment strategy to track the previous index.

?
(3)
The Fundamental Developed ex US Large Spliced Index is an internally calculated index comprised of the Russell RAFI Developed ex US Large Company Index (Net) from October 19, 2012, until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity Developed ex US Large Index (Net) from June 22, 2024, forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not

Schwab Fundamental International Equity Index Fund  | Fund Summary9

relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Jiwei Gu, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10Schwab Fundamental International Equity Index Fund  | Fund Summary

Schwab® Fundamental International Small Equity Index Fund
(formerly, Schwab® Fundamental International Small Company Index Fund)
Ticker Symbol:	SFILX

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small non-U.S. developed market companies based on their fundamental size and weight.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.39
Other expenses	None
Total annual fund operating expenses	0.39
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Small Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the small company size segment by fundamental overall company scores (scores), which are created using as the universe the developed ex U.S. companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the developed ex U.S. companies within the parent universe. The index is comprised of the smallest developed ex U.S. companies by fundamental size. The bottom 12.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. method of calculating the components of the index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may

†
Index ownership – The RAFI Fundamental High Liquidity Developed ex US Small Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental International Small Equity Index Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

Schwab Fundamental International Small Equity Index Fund  | Fund Summary11

use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The fund uses an “indexing” investment approach, which attempts to replicate the performance of the index by purchasing a basket of securities that compose the index. However it may not be possible or practicable for the fund to invest in all of the securities comprising the index or in proportion to their weightings in the index. In these circumstances, it is possible that the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the index or is otherwise in the best interest of the fund. Sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. When using sampling techniques, the investment adviser uses quantitative analysis to select stocks from the index universe to obtain a representative sample of stocks that resembles the index in terms of key risk factors, performance attributes and other characteristics. The fund reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.
The fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry, group of industries or sector to approximately the extent that the index the fund is designed to track is also so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
New Index Risk. The fund’s comparative index was recently constituted and has not previously been utilized for a registered fund, which may create additional risks for investing in the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Sampling Index Tracking Risk. To the extent the fund uses sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be

12Schwab Fundamental International Small Equity Index Fund  | Fund Summary

more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs, and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory, and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI EAFE Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity Developed ex US Small Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 18.33% Q2 2020
Worst Quarter: (28.91%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	1.27%	3.15%	5.34%
After taxes on distributions	0.33%	2.31%	4.53%
After taxes on distributions and sale of shares	1.67%	2.54%	4.27%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	3.82%	4.73%	5.20%
RAFI Fundamental High Liquidity Developed ex US Small Index (Net)(1)(2)	—	—	—
Russell RAFI Developed ex US Small Company Index (Net)(1)	1.62%	3.46%	5.63%
Fundamental Developed ex US Small Spliced Index(1)(3)	1.81%	3.50%	5.65%

(1)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

(2)
Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI Developed ex US Small Company Index (Net) to the RAFI Fundamental High Liquidity Developed ex US Small Index (Net) in connection with a change to the fund’s investment objective and investment strategy to invest its assets in accordance with the index. The index has not been in operation for a full calendar year, and therefore has no performance data to present. Performance of the fund prior to June 21, 2024, is based on the fund’s investment strategy to track the previous index.

?
(3)
The Fundamental Developed ex US Small Spliced Index is an internally calculated index comprised of the Russell RAFI Developed ex US Small Company Index (Net) from October 19, 2012, until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity Developed ex US Small Index (Net) from June 22, 2024, forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not

Schwab Fundamental International Small Equity Index Fund  | Fund Summary13

relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Jiwei Gu, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14Schwab Fundamental International Small Equity Index Fund  | Fund Summary

Schwab® Fundamental Emerging Markets Equity Index Fund
(formerly, Schwab® Fundamental Emerging Markets Large Company Index Fund)
Ticker Symbol:	SFENX

Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large sized companies, based on their fundamental size and weight, in emerging market countries.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.39
Other expenses	None
Total annual fund operating expenses	0.39
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Emerging Markets Index†. The index selects, ranks, and weights securities by fundamental measures of company size – adjusted sales, retained operating cash flow, and dividends plus buybacks – rather than market capitalization. The index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the emerging markets companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the emerging markets companies within the parent universe. The index is comprised of the largest emerging markets companies by fundamental size. The top 87.5% of the companies by cumulative fundamental score are included in the index. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

†
Index ownership – The RAFI Fundamental High Liquidity Emerging Markets Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental Emerging Markets Equity Index Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

Schwab Fundamental Emerging Markets Equity Index Fund  | Fund Summary15

Under normal circumstances, the fund may invest up to 20% of its net assets in securities not included in the index. The principal types of these investments include, but are not limited to, those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to (a) seek returns on the fund’s otherwise uninvested cash assets to help it better track the index and (b) obtain exposure substantially similar to that provided by certain securities included in the index which the fund may not be able to purchase or hold directly due to restrictions and/or regulations on investments in the applicable local markets. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
Because it may not be possible or practicable to purchase all of the stocks in the index, the investment adviser seeks to track the total return of the index by using sampling techniques. Sampling techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its portfolio characteristics will be similar to those of the index.
The fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry, group of industries or sector to approximately the extent that the index the fund is designed to track is also so concentrated.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
New Index Risk. The fund’s comparative index was recently constituted and has not previously been utilized for a registered fund, which may create additional risks for investing in the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These

16Schwab Fundamental Emerging Markets Equity Index Fund  | Fund Summary

risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI Emerging Markets Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the RAFI Fundamental High Liquidity Emerging Markets Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 21.76% Q4 2020
Worst Quarter: (30.98%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	12.30%	3.79%	5.68%
After taxes on distributions	11.14%	2.76%	4.90%
After taxes on distributions and sale of shares	8.16%	2.88%	4.54%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index (Net)(1)	7.50%	1.70%	3.64%
RAFI Fundamental High Liquidity Emerging Markets Index (Net)(1)(2)	—	—	—
Russell RAFI Emerging Markets Large Company Index (Net)(1)	13.08%	4.40%	6.33%
Fundamental Emerging Markets Spliced Index(1)(3)	13.39%	4.45%	6.36%

(1)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

(2)
Effective June 21, 2024, the fund changed its comparative index from the Russell RAFI Emerging Markets Large Company Index (Net) to the RAFI

Schwab Fundamental Emerging Markets Equity Index Fund  | Fund Summary17

Fundamental High Liquidity Emerging Markets Index (Net) in connection with a change to the fund’s investment objective and investment strategy to invest its assets in accordance with the index. The index has not been in operation for a full calendar year, and therefore has no performance data to present. Performance of the fund prior to June 21, 2024, is based on the fund’s investment strategy to track the previous index.
?
(3)
The Fundamental Emerging Markets Spliced Index is an internally calculated index comprised of the Russell RAFI Emerging Markets Large Company Index (Net) from October 19, 2012, until the close of business on June 21, 2024, and the RAFI Fundamental High Liquidity Emerging Markets Index (Net) from June 22, 2024, forward.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Jiwei Gu, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18Schwab Fundamental Emerging Markets Equity Index Fund  | Fund Summary

Fund Details

There can be no assurance that the funds will achieve their objectives. Except as explicitly described otherwise, the investment objectives, strategies and policies of each fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in each fund are summarized in the fund summaries at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the funds, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, each fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies, Securities and Risks” section in the Statement of Additional Information (SAI).
Investment Objectives and More About Principal Risks

Schwab Fundamental U.S. Large Company Index Fund
Investment Objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.
Index
As of December 31, 2024, the index consisted of 743 constituent companies which had an average market capitalization of $569 billion (the market capitalization of the constituent companies ranged from $64 million to $3.8 trillion). The index is owned by RAFI Indices, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.
Schwab Fundamental Index Funds | Fund Details19

Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value,
20Schwab Fundamental Index Funds | Fund Details

experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Fundamental U.S. Small Company Index Fund
Investment Objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small U.S. companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.
Index
As of December 31, 2024, the index consisted of 1,034 constituent companies which had an average market capitalization of $8 billion (the market capitalization of the constituent companies ranged from $54 million to $219 billion). The index is owned by RAFI Indices, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.
Schwab Fundamental Index Funds | Fund Details21

Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Real Estate Investment Risk. Although the fund does not invest directly in real estate, due to the composition of the index, the fund may have exposure to securities of real estate investment trusts (REITs). Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed
22Schwab Fundamental Index Funds | Fund Details

elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Fundamental International Equity Index Fund
Investment Objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.
Index
As of December 31, 2024, the index consisted of 959 constituent companies which had an average market capitalization of $64.5 billion (the market capitalization of the constituent companies ranged from $40 million to $382.5 billion). The index is owned by RAFI Indices, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Schwab Fundamental Index Funds | Fund Details23

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Tracking error may also be impacted by timing differences in currency conversions between the fund and the index and by the fund’s use of fair valuation. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s
24Schwab Fundamental Index Funds | Fund Details

ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of
Schwab Fundamental Index Funds | Fund Details25

the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Fundamental International Small Equity Index Fund
Investment Objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small non-U.S. developed market companies based on their fundamental size and weight. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.
Index
As of December 31, 2024, the index consisted of 1,971 constituent companies which had an average market capitalization of $4 billion (the market capitalization of the constituent companies ranged from $18 million to $137 billion). The index is owned by RAFI Indices, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
26Schwab Fundamental Index Funds | Fund Details

Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these securities may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Real Estate Investment Risk. Although the fund does not invest directly in real estate, due to the composition of the index, the fund may have exposure to securities of real estate investment trusts (REITs). Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs
Schwab Fundamental Index Funds | Fund Details27

all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Tracking error may also be impacted by timing differences in currency conversions between the fund and the index and by the fund’s use of fair valuation. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree
28Schwab Fundamental Index Funds | Fund Details

to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Schwab Fundamental Emerging Markets Equity Index Fund
Investment Objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large sized companies, based on their fundamental size and weight, in emerging market countries. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.
Index
As of December 31, 2024, the index consisted of 384 constituent companies which had an average market capitalization of $123.5 billion (the market capitalization of the constituent companies ranged from $248 million to $1.8 trillion). The index is owned by RAFI Indices, a wholly owned subsidiary of Research Affiliates Global Holdings, LLC.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect
Schwab Fundamental Index Funds | Fund Details29

the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. The index does not weigh securities on the basis of investor protection, limitations or differences in the quality of financial reporting or other oversight mechanisms. Therefore, the fund will follow the securities in the index without consideration of these factors. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Tracking Error and Correlation Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, match the securities’ weighting to the index, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the fund may value individual securities based on fair value prices developed using methods approved by the fund’s Board of Trustees. To the extent the fund calculates its NAV based on fair value prices, the fund’s performance may diverge from that of its index. In addition, cash flows into and out of the fund, timing variances, operating expenses and trading costs all affect the ability of the fund to match the performance of the index, because the index does not have to manage cash flows and does not incur any costs. Tracking error may also be impacted by timing differences in currency conversions between the fund and the index and by the fund’s use of fair valuation. Lastly, differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index impact correlation between the performance of the fund and that of its index.
30Schwab Fundamental Index Funds | Fund Details

Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly
Schwab Fundamental Index Funds | Fund Details31

over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the CFTC could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
About the Funds

The funds in this prospectus are index funds and share the same basic investment strategy: each of the funds tracks a RAFITM Fundamental High Liquidity Index which is based on the “Fundamental Index” methodology. This strategy distinguishes an index fund from an “actively managed” fund. Instead of choosing investments for the fund based on portfolio management’s judgment, an index is used to determine which securities the fund should own.
32Schwab Fundamental Index Funds | Fund Details

In contrast to most equity indices, which generally are based on market capitalization, the RAFI Fundamental High Liquidity Index Series selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks. The RAFI Fundamental High Liquidity Index Series determines constituent weights annually in March. The weights are then implemented using a quarterly reconstitution methodology that rebalances four equal segments on a rolling quarterly basis.
Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.
The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.
Portfolio Holdings

The funds may make various types of portfolio securities information available to shareholders. The funds post a detailed list of the securities held by each fund at www.schwabassetmanagement.com/prospectus (under “Portfolio Holdings”) as of month end. This list is generally posted approximately 15-20 days after the end of the month and remains posted for at least six months. The funds also post in the fund summary section of the funds’ website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of the calendar quarter or month. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI.
Schwab Fundamental Index Funds | Fund Details33

Financial Highlights

This section provides further details about each fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual holdings and financial statements, which are included in each fund’s Form N-CSR (see back cover).
Schwab Fundamental U.S. Large Company Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$21.69	$21.19	$23.19	$16.28	$17.56
Income (loss) from investment operations:
Net investment income (loss)(1)	0.49	0.45	0.43	0.39	0.42
Net realized and unrealized gains (losses)	6.44	0.49	(1.33)	7.64	(0.75)
Total from investment operations	6.93	0.94	(0.90)	8.03	(0.33)
Less distributions:
Distributions from net investment income	(0.45)	(0.44)	(0.40)	(0.44)	(0.43)
Distributions from net realized gains	—	—	(0.70)	(0.68)	(0.52)
Total distributions	(0.45)	(0.44)	(1.10)	(1.12)	(0.95)
Net asset value at end of period	$28.17	$21.69	$21.19	$23.19	$16.28
Total return	32.39%	4.48%	(4.18%)	51.33%	(2.33%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%(2)	0.25%(2)	0.25%	0.25%
Net investment income (loss)	1.89%	2.05%	1.95%	1.87%	2.57%
Portfolio turnover rate	8%(3)	7%(3)	13%(3)	16%(3)	13%
Net assets, end of period (x 1,000,000)	$9,375	$6,836	$6,460	$6,821	$4,547
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

34Schwab Fundamental Index Funds | Financial Highlights

Schwab Fundamental U.S. Small Company Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$13.80	$15.22	$19.32	$11.97	$13.85
Income (loss) from investment operations:
Net investment income (loss)(1)	0.25	0.23	0.22	0.18	0.17
Net realized and unrealized gains (losses)	3.89	(0.67)	(2.17)	7.38	(1.53)
Total from investment operations	4.14	(0.44)	(1.95)	7.56	(1.36)
Less distributions:
Distributions from net investment income	(0.23)	(0.17)	(0.24)	(0.21)	(0.20)
Distributions from net realized gains	—	(0.81)	(1.91)	—	(0.32)
Total distributions	(0.23)	(0.98)	(2.15)	(0.21)	(0.52)
Net asset value at end of period	$17.71	$13.80	$15.22	$19.32	$11.97
Total return	30.22%	(3.04%)	(11.37%)	63.73%	(10.42%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%(2)	0.25%	0.25%
Net investment income (loss)	1.49%	1.56%	1.35%	1.02%	1.43%
Portfolio turnover rate	40%(3)	22%(3)	35%(3)	36%(3)	28%
Net assets, end of period (x 1,000,000)	$1,746	$1,524	$1,631	$1,945	$1,394
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

(3)
Portfolio turnover rate excludes in-kind transactions.

Schwab Fundamental Index Funds | Financial Highlights35

Schwab Fundamental International Equity Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$9.59	$8.41	$10.56	$7.51	$8.98
Income (loss) from investment operations:
Net investment income (loss)(1)	0.35	0.33	0.34	0.31	0.21
Net realized and unrealized gains (losses)	1.51	1.11	(2.10)	2.96	(1.35)
Total from investment operations	1.86	1.44	(1.76)	3.27	(1.14)
Less distributions:
Distributions from net investment income	(0.34)	(0.26)	(0.39)	(0.22)	(0.33)
Net asset value at end of period	$11.11	$9.59	$8.41	$10.56	$7.51
Total return	19.74%	17.40%	(17.25%)	44.03%	(13.29%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%(2)	0.25%(2)	0.25%	0.25%
Net investment income (loss)	3.24%	3.40%	3.56%	3.10%	2.60%
Portfolio turnover rate	12%	15%	13%	21%	14%
Net assets, end of period (x 1,000,000)	$2,929	$2,085	$1,565	$1,406	$966
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

36Schwab Fundamental Index Funds | Financial Highlights

Schwab Fundamental International Small Equity Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$11.35	$10.66	$15.42	$11.46	$12.57
Income (loss) from investment operations:
Net investment income (loss)(1)	0.33	0.30	0.30	0.27	0.22
Net realized and unrealized gains (losses)	1.95	0.95	(4.21)	3.96	(0.97)
Total from investment operations	2.28	1.25	(3.91)	4.23	(0.75)
Less distributions:
Distributions from net investment income	(0.40)	(0.23)	(0.41)	(0.27)	(0.36)
Distributions from net realized gains	—	(0.33)	(0.44)	—	—
Total distributions	(0.40)	(0.56)	(0.85)	(0.27)	(0.36)
Net asset value at end of period	$13.23	$11.35	$10.66	$15.42	$11.46
Total return	20.31%	11.76%	(26.61%)	37.25%	(6.28%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%(2)	0.39%	0.39%
Net investment income (loss)	2.58%	2.48%	2.37%	1.84%	1.89%
Portfolio turnover rate	29%	23%	36%	35%	25%
Net assets, end of period (x 1,000)	$576,432	$524,292	$530,184	$708,349	$576,948
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Fundamental Index Funds | Financial Highlights37

Schwab Fundamental Emerging Markets Equity Index Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$8.02	$7.35	$10.24	$7.51	$9.25
Income (loss) from investment operations:
Net investment income (loss)(1)	0.39	0.39	0.52	0.36	0.27
Net realized and unrealized gains (losses)	1.87	0.71	(2.96)	2.63	(1.65)
Total from investment operations	2.26	1.10	(2.44)	2.99	(1.38)
Less distributions:
Distributions from net investment income	(0.43)	(0.43)	(0.45)	(0.26)	(0.36)
Net asset value at end of period	$9.85	$8.02	$7.35	$10.24	$7.51
Total return	29.16%	15.14%	(24.86%)	40.39%	(15.68%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%(2)	0.39%	0.39%
Net investment income (loss)	4.29%	4.75%	5.83%	3.75%	3.32%
Portfolio turnover rate	20%	20%	24%	32%	32%
Net assets, end of period (x 1,000)	$933,156	$695,445	$604,159	$707,652	$550,134
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio includes less than 0.005% of non-routine proxy expenses.

38Schwab Fundamental Index Funds | Financial Highlights

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of December 31, 2024, managed approximately $1.3 trillion in assets.
The investment adviser oversees the asset management and administration of the funds. As compensation for these services, the investment adviser receives a management fee from each fund. For the 12 months ended October 31, 2024, these fees were 0.25% for the Schwab Fundamental U.S. Large Company Index Fund, 0.25% for the Schwab Fundamental U.S. Small Company Index Fund, 0.25% for the Schwab Fundamental International Equity Index Fund, 0.39% for the Schwab Fundamental International Small Equity Index Fund, and 0.39% for the Schwab Fundamental Emerging Markets Equity Index Fund. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid.
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Amended and Restated Investment Advisory Agreement) between the investment adviser and each fund, the investment adviser pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.
A discussion regarding the basis for the Board of Trustees’ approval of each fund’s Amended and Restated Investment Advisory Agreement is available in each fund’s 2024 annual holdings and financial statements, which are included in each fund’s Form N-CSR and covers the period November 1, 2023 through October 31, 2024.
Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies for Schwab Asset Management. Mr. Bliss is responsible for overseeing the investment process, portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.
Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Large Company Index Fund and Schwab Fundamental U.S. Small Company Index Fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.
Mariela Jobson, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund. Prior to joining Schwab in 2023, Ms. Jobson worked at BlackRock (formerly Barclays Global Investors) for 16 years as a lead portfolio manager, where she managed all aspects of iShares exchange traded funds in global equity, preferred equity, and commodities. Most recently, she was responsible for leading a team of portfolio managers who managed domestic, developed, emerging and frontier markets covering market-cap, factor, ESG and thematic index strategies. Prior to BlackRock, Ms. Jobson worked as an associate equity analyst at Wedbush Morgan Securities and as an equity research analyst at ING Investments.
Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the Schwab Fundamental U.S. Large Company Index Fund and Schwab Fundamental U.S. Small Company Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.
Joselle Duncan, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund. Prior to joining Schwab in 2022, Ms. Duncan worked at BlackRock (formerly Barclays Global Investors) for over 20 years as a vice president and portfolio manager focused on international ETFs. Before that, she held several positions at BlackRock including portfolio manager for institutional and mutual funds, securities lending trader, and securities lending product specialist.
Jiwei Gu, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund. Ms. Gu joined the portfolio management team as an associate portfolio manager in 2018. Prior to joining Schwab, she spent four years at CoBank, most recently as an enterprise risk analyst performing bank-level loan portfolio credit risk analysis, data analytics, and risk management methodology research. Before that, Ms. Gu worked in commercial credit underwriting and capital markets supporting lending activities.
Schwab Fundamental Index Funds | Fund Management39

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Large Company Index Fund and Schwab Fundamental U.S. Small Company Index Fund. Prior to joining Schwab in 2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the SAI.
40Schwab Fundamental Index Funds | Fund Management

Investing in the Funds

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of a fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, each fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, each fund may take up to seven days to pay sale proceeds.

•
Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing Directly with the Funds

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
Schwab Fundamental Index Funds | Investing in the Funds41

Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day. A fund’s share price is its NAV per share, which is the fund’s net assets divided by the number of its shares outstanding. Orders received by a fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
The funds’ portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, a fund’s portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments.
Shareholders of Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

Each Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive a fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•
To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.
42Schwab Fundamental Index Funds | Investing in the Funds

Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.
Policy Regarding Short-Term or Excessive Trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the funds’ policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of a fund.
The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in a fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to request that the intermediary provide certain shareholder transaction information to the funds and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. A fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair Value Pricing
The Board of Trustees has approved procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the funds’ shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
Schwab Fundamental Index Funds | Investing in the Funds43

The Valuation Designee makes fair value determinations in good faith and in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
Methods to Meet Redemptions
Under normal market conditions, each fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, each fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. Each fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, each fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Distributions and Taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gains distribution, if any, may be made available on the fund’s website: www.schwabassetmanagement.com.
44Schwab Fundamental Index Funds | Investing in the Funds

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement or savings account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund may have additional tax considerations as a result of foreign tax payments made by the funds. Typically, these payments will reduce the funds’ dividends but if eligible, the funds may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI. Furthermore, each fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Schwab Fundamental Index Funds | Investing in the Funds45

Prospectus | February 28, 2025
Schwab Fundamental Index Funds

To Learn More
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year. In Form N-CSR, you will find the funds’ annual and semiannual financial statements.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. In addition, you may visit
www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The SAI, the funds’ annual and semiannual reports, the funds’ holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
Schwab Capital Trust 811‑07704	REG37409-22

Prospectus | February 28, 2025
Schwab Funds®

Schwab® International Opportunities Fund
Ticker Symbol	SWMIX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab International Opportunities Fund

Schwab® International Opportunities Fund
Ticker Symbol:	SWMIX

Investment Objective

The fund seeks long-term capital appreciation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.63
Distribution (12b-1) fees	None
Other expenses	0.22
Total annual fund operating expenses	0.85
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund normally invests a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets, but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, manages a portion of the fund by primarily investing in stocks that are included in the FTSE Developed ex US Quality Factor Index†. The index is comprised of securities within the FTSE Developed ex US Index and is designed to reflect the performance of the Quality equity risk premia factor. The index applies a consistent and transparent methodology to select and weight constituents by applying the Quality factor together with industry and country constraints to the market capitalization weight of index constituents. Because it may not be possible or practical to purchase all of the stocks included in the index, Schwab Asset Management seeks to track the total return of the index by using sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, performance attributes, dividend yield, price/earnings ratio, risk factors, industry factors and other characteristics.
Schwab Asset Management can allocate a portion of the fund to particular market sectors, such as emerging markets, utilizing securities, exchange-traded funds (ETFs) and/or other registered investment companies. Schwab Asset Management also manages the cash portion of the fund and may also directly manage additional portions of the fund during transitions between investment managers.
Schwab Asset Management allocates portions of the fund’s assets to other investment managers, who then manage their respective portions under the general supervision of Schwab Asset Management. In choosing the investment managers and their allocations, Schwab Asset Management considers a number of

†
The Schwab International Opportunities Fund has been developed solely by Schwab Asset Management. The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the LSE Group). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the FTSE Developed ex US Quality Factor Index (the Index) vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.

Schwab International Opportunities Fund  | Fund Summary1

factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers’ performance in various market conditions.
Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the fund’s assets. At the same time, each investment manager invests within a specific market capitalization range and investment style under the general supervision of Schwab Asset Management. Schwab Asset Management has developed parameters for each investment manager based on Schwab Asset Management’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, Schwab Asset Management attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.
Schwab Asset Management may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use forward contracts (including forward currency contracts) and futures contracts for both hedging and non-hedging purposes, including as a substitute for investing directly in an underlying asset or to increase returns. The fund may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.
The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund’s portfolio turnover rate and transaction costs may rise, which may lower fund performance and increase the likelihood of capital gains distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. Schwab Asset Management may attempt to reduce the impact of the performance of any given investment style by allocating to investment managers who invest in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
The portion of the fund that is invested in accordance with a particular index follows the securities included in that index during upturns as well as downturns. The fund does not take steps to reduce market exposure or to lessen the effects of a declining market with respect to this portion. In addition, because of the fund’s expenses, the fund’s performance with respect to this portion may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Multi-Manager Risk. Schwab Asset Management and each investment manager makes investment decisions independently, and it is possible that the investment styles of Schwab Asset Management and the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Management Risk. The portion of the fund that is actively managed is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.

2Schwab International Opportunities Fund  | Fund Summary

Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The portion of the fund that is invested in accordance with a particular index may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that Schwab Asset Management’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because Schwab Asset Management utilizes a sampling approach the portion of the fund it manages may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/prospectus.
On February 26, 2019, the Investor Shares and Select Shares share classes were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to February 26, 2019, is that of the fund’s former Select Shares.
Annual Total Returns (%) as of 12/31

Best Quarter: 26.69% Q2 2020
Worst Quarter: (25.85%) Q1 2020

Schwab International Opportunities Fund  | Fund Summary3

Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	0.92%	2.14%	4.37%
After taxes on distributions	0.65%	0.72%	3.15%
After taxes on distributions and sale of shares	1.09%	1.70%	3.46%
Comparative Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index (Net)(1)	3.82%	4.73%	5.20%

(1)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Fund Management

The fund’s investment adviser is Charles Schwab Investment Management, Inc., dba Schwab Asset Management®.
Portfolio Managers

John Greves, CFA, Managing Director and Head of Multi-Asset Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2022.
Tony Creasy, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2022.
Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2025.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the portion of the fund that is invested in accordance with a particular index. He has managed the portion of the fund since 2022.
Investment Managers

The fund has four investment managers: American Century Investment Management, Inc., Baillie Gifford Overseas Limited, Columbia Management Investment Advisers, LLC and Harris Associates L.P. As of the date of this prospectus, none of the investment managers managed more than 30% of the fund’s net assets nor are any expected to manage more than 30% of the fund’s assets. In addition, an investment manager may, at certain times, be approved but unfunded. For information on the fund’s investment managers, please see the “Fund Details” and “Fund Management” sections in the prospectus.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab International Opportunities Fund  | Fund Summary

Fund Details

There can be no assurance that the fund will achieve its objective. Except as explicitly described otherwise, the investment strategies and policies of the fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in the fund are summarized in the fund summary at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the fund, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, the fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies, Securities and Risks” section in the Statement of Additional Information (SAI).
Investment Objective, Strategies and Risks

Investment Objective
The fund seeks long-term capital appreciation.
More About the Fund’s Investment Managers and Principal Risks
The fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, acts as investment adviser for a portion of the fund and “manager of managers” for the fund. In its manager of managers role, Schwab Asset Management, subject to approval by the fund’s Board of Trustees, hires investment managers to manage portions of the fund’s assets.
The following table identifies the fund’s investment adviser and investment managers as of the date of this prospectus, their areas of focus, and approximate asset allocation.
Investment Adviser/Manager	Investment Style	Approximate Allocation of Net Assets (%)(1)
American Century Investment Management, Inc.	International small-cap growth	22%
Baillie Gifford Overseas Limited	International growth	9%
Columbia Management Investment Advisers, LLC	International all-cap blend	20%
Harris Associates L.P.	International large-cap value	20%
Schwab Asset Management	International large-cap developed	26%
Cash and other assets	—	4%

(1)
Allocations may not add to 100% due to rounding.

American Century Investment Management, Inc.’s (American Century) portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that they make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.
Using a variety of analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio managers seek securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business.
The portion of the fund’s assets managed by American Century are invested primarily in equity securities of companies that are small-sized at the time of purchase and are located in developed foreign countries or emerging market countries. The portfolio managers generally consider small-sized companies to include those with a market capitalization within the range of the MSCI ACWI ex-US Small-Cap Growth Index; however the portfolio managers do not eliminate companies from consideration based solely on market capitalization. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest in medium- and large-sized companies.
Schwab International Opportunities Fund | Fund Details5

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the portfolio managers believe that it is important to diversify the fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.
Baillie Gifford Overseas Limited (Baillie Gifford) Baillie Gifford’s portfolio managers use a fundamental, bottom-up approach to find investment opportunities in companies with exceptional growth prospects. A concentrated strategy ensures research efforts are focused on companies that are believed to be truly exceptional. Timescales of analysis are not typically aligned with the quarterly focus of traditional finance given a focus on thinking about what the world may look like in ten years’ time. The ability to invest in a genuinely long-term manner is important in realizing the asymmetric returns that are available from a small number of companies. A company’s value is rarely determined by what will happen in the next few quarters but instead what will happen in many years. It is over much longer time-periods that deep changes in industries and behavior occur and that competitive advantage and management excellence are recognized. Baillie Gifford uses a proprietary fundamental research framework which focuses analysis on a company’s transformational growth prospects, sustainability of its competitive advantage, stewardship and financial strength. The research process considers both the scale and the sustainability of the opportunity. This is used to construct a probability-weighted valuation which looks at long-term scenarios for the value of the company and the likelihood of success. Investment decisions are based purely on the merits of the underlying business where it is believed the potential for outsize returns is not reflected in its current valuation. The segment of the fund’s assets managed by Baillie Gifford are invested in equity securities of companies of all sizes.
Columbia Management Investment Advisers, LLC (Columbia), in managing its segment of the fund’s assets, employs fundamental analysis with risk management in identifying growth or value opportunities and constructing the fund’s portfolio. In selecting investments, Columbia considers, among other factors: (i) businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; (ii) various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. Columbia believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation; (iii) a company’s current operating margins relative to its historic range and future potential; and/or (iv) potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors. Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
Harris Associates L.P. (Harris) uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means their estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in securities priced significantly below what they believe is a company’s intrinsic value presents the best opportunity to achieve the fund’s investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount. Harris uses this value investment philosophy to identify companies that have discounted stock prices compared to what Harris believes are the companies’ intrinsic values. In assessing such companies, Harris looks for the following characteristics, although the companies selected may not have all of these attributes: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.
In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, Harris uses independent, in-house research to analyze each company. As part of this selection process, Harris’ analysts typically visit companies and conduct other research on the companies and their industries. Once Harris identifies a stock that it believes is selling at a significant discount to Harris’ estimated intrinsic value and that the company has one or more of the additional qualities mentioned above, Harris may consider buying that stock for the fund. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets specific “buy” and “sell” targets for each stock the fund holds. Harris monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company’s fundamentals.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and
6Schwab International Opportunities Fund | Fund Details

quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The portion of the fund that is actively managed is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment managers apply their own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. These risks may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Investment Style Risk. Schwab Asset Management may attempt to reduce the impact of the performance of any given investment style by allocating to investment managers who invest in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
The portion of the fund that is invested in accordance with a particular index follows the securities included in that index during upturns as well as downturns and therefore does not take steps to reduce market exposure or to lessen the effects of a declining market with respect to this portion. In addition, because of the fund’s expenses, the fund’s performance with respect to this portion may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
At times the segment of the markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an index that is based solely on market capitalization.
Index-Related Risk. The index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to the index. Errors relating to the index, including index data, computations and/or construction, may occur from time to time and may not be identified by the index provider for a period of time or at all. Losses resulting from index errors may be borne by the fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.
In addition, market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the portion of the fund that is invested in accordance with the index experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply,
Schwab International Opportunities Fund | Fund Details7

especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties,
8Schwab International Opportunities Fund | Fund Details

revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, forward contracts and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk, management risk, and operational risk are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to credit risk, leverage risk, counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Counterparty risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to
Schwab International Opportunities Fund | Fund Details9

be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Portfolio Holdings

The fund may make various types of portfolio securities information available to shareholders. The fund posts a detailed list of the securities held by the fund at www.schwabassetmanagement.com/prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of each calendar quarter and remains available online until at least the following calendar quarter. The fund also posts in the fund summary section of the website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of each calendar quarter or month. The fund may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the fund. Further information regarding the fund’s policy and procedures on the disclosure of portfolio holdings is available in the SAI.
10Schwab International Opportunities Fund | Fund Details

Financial Highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in the fund’s annual holdings and financial statements, which are included in the fund’s Form N-CSR (see back cover).
Schwab International Opportunities Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$17.49	$16.90	$30.60	$24.37	$22.89
Income (loss) from investment operations:
Net investment income (loss)(1)	0.32	0.33	0.26	0.01	0.00(2)
Net realized and unrealized gains (losses)	3.28	0.91	(9.58)	7.94	1.95
Total from investment operations	3.60	1.24	(9.32)	7.95	1.95
Less distributions:
Distributions from net investment income	(0.34)	(0.20)	(0.28)	—	(0.43)
Distributions from net realized gains	—	(0.45)	(4.10)	(1.72)	(0.04)
Total distributions	(0.34)	(0.65)	(4.38)	(1.72)	(0.47)
Net asset value at end of period	$20.75	$17.49	$16.90	$30.60	$24.37
Total return	20.75%	7.09%	(34.79%)	33.50%	8.56%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses	0.85%(3)	0.85%(3)	0.99%(4)(5)	1.25%	1.25%
Total expenses	0.85%(3)	0.85%(3)	1.08%(5)	1.47%	1.51%
Net investment income (loss)	1.58%	1.70%	1.24%	0.05%	0.00%(6)
Portfolio turnover rate	57%	63%	81%	59%	65%
Net assets, end of period (x 1,000,000)	$1,025	$927	$982	$1,495	$1,243
?
(1)
Calculated based on the average shares outstanding during the period.

(2)
Per-share amount was less than $0.005.

(3)
Ratio excludes less than 0.01% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds and are subject to a contractual expense limitation.

(4)
Effective February 25, 2022, the net operating expense limitation was lowered from 1.25% to 0.86%. The ratio presented for the period ended October 31, 2022 is a blended ratio.

(5)
Ratio includes less than 0.005% of non-routine proxy expenses.

(6)
Less than 0.005%.

Schwab International Opportunities Fund | Financial Highlights11

Fund Management

The investment adviser for the fund is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of December 31, 2024, managed approximately $1.3 trillion in assets.
Subject to oversight by the fund’s Board of Trustees, Schwab Asset Management acts as the “manager of managers” for the fund, manages a portion of the fund and has overall responsibility for the management of the fund. Schwab Asset Management may recommend the appointment of additional or replacement investment managers to the fund’s Board of Trustees. The fund and Schwab Asset Management have received exemptive relief from the SEC to permit the investment adviser and the fund to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the fund with the required information about the new investment manager.
The investment adviser oversees the asset management and administration of the fund. As compensation for these services, the investment adviser receives a management fee from the fund. For the 12 months ended October 31, 2024, the management fee was 0.63%. This figure, which is expressed as a percentage of the fund’s average daily net assets, represents the actual amount paid, including the effects of reductions, and are based on the fees that applied for that period. Schwab Asset Management pays the investment managers out of the management fee it receives from the fund.
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the investment adviser and each sub-advisory agreement is available in the fund’s 2024 annual holdings and financial statements, which are included in the fund’s Form N-CSR and covers the period of November 1, 2023 through October 31, 2024.
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (including acquired fund fees and expenses, but excluding interest, taxes, and certain non-routine expenses) of the fund to 0.86% so long as the investment adviser serves as the adviser to the fund. The agreement may only be amended or terminated with approval of the fund’s Board of Trustees.
John Greves, CFA, Managing Director and Head of Multi-Asset Strategies for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2016, Mr. Greves worked at Russell Investment Management Company (Russell Investments) for 13 years, most recently as a portfolio manager for multi-asset solutions where he managed multiple target date funds, chaired the multi-asset advisory team, and co-authored papers on glide path methodology and benchmarking. Prior to that, he served in several roles for Russell Investments including associate portfolio manager for multi-asset solutions and senior portfolio analyst for multi-asset solutions.
Tony Creasy, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Mr. Creasy has over 15 years of both equity and fixed income investment experience. Prior to his current role, he was a portfolio manager on the Multi-Asset Strategies Team, responsible for the daily management of several multi-asset portfolios. He also spent several years as lead analyst on the Schwab Asset Management Investment Manager Research Team. Prior to that, Mr. Creasy started his tenure at Schwab in 2005 as an institutional investment analyst for the firm’s retirement investment services group, providing mutual fund analysis.
Mariela Jobson, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2023, Ms. Jobson worked at BlackRock (formerly Barclays Global Investors) for 16 years as a lead portfolio manager, where she managed all aspects of iShares exchange traded funds in global equity, preferred equity, and commodities. Most recently, she was responsible for leading a team of portfolio managers who managed domestic, developed, emerging and frontier markets covering market-cap, factor, ESG and thematic index strategies. Prior to BlackRock, Ms. Jobson worked as an associate equity analyst at Wedbush Morgan Securities and as an equity research analyst at ING Investments.
David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the portion of the fund that is invested in accordance with a particular index. Prior to this role, Mr. Rios was an associate portfolio manager on the Schwab equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
The Fund’s Investment Managers
The table below shows the fund’s current investment managers and the individuals who serve as portfolio managers for each investment manager’s portion of fund assets.
12Schwab International Opportunities Fund | Fund Management

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/2024)	Portfolio Manager(s)	Employment Experience
American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	Founded: 1958 $261.8 billion	Trevor Gurwich, Vice President and Senior Portfolio Manager	Rejoined the team that manages International Small Cap Strategy in 2005. He previously was a member of the team from 2001 until 2002. He joined American Century Investments in 1998 and became a portfolio manager in 2001.
		Federico Laffan, Vice President and Portfolio Manager	Has been a member of the team that manages International Small Cap strategy since 2014 after previously being on the team from 2001 to 2008. He joined American Century Investments in 2001 and became a portfolio manager in 2004.
		Pratik Patel, Portfolio Manager	Has been a member of the team that manages International Small Cap strategy since 2009. He joined American Century Investments in 2009 as an investment analyst and became a portfolio manager in 2014.
Baillie Gifford Overseas Limited Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland	Founded: 1983 $272.3 billion	Spencer Adair, Partner and Investment Manager	Mr Adair is co-manager of the International Concentrated Growth Strategy. He is also an Investment Manager in the Global Alpha Team and Monks Investment Trust. He joined Baillie Gifford in 2000 and became a Partner in 2013. He has also spent time working in the Fixed Income, Japanese, European, Emerging Markets and UK Equity Teams. He graduated BSc in Medicine from the University of St Andrews in 1997, followed by two years of clinical training in Edinburgh.
		Lawrence Burns, Partner and Investment Manager	Mr. Burns is co-manager of the International Concentrated Growth Strategy. Mr Burns is also co-manager of the Global Outliers Strategy and the Scottish Mortgage Investment Trust. He is also an Investment Manager and Deputy Chair of the International Growth Portfolio Construction Group. He joined Baillie Gifford in 2009 and became a Partner in 2020. He graduated BA in Geography from the University of Cambridge in 2009.
		Paulina McPadden, CFA, Investment Manager	Ms. McPadden is co-manager of the International Concentrated Growth Startegy. She is also an analyst in the International Growth Team and has spent time working with regional and global equity teams. She joined Baillie Gifford in 2013 and graduated MA (Hons) Arabic and Politics from the University of Edinburgh in 2013.
Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210	Incorporated: 1985 $445.3 billion	Fred Copper, CFA, Senior Portfolio Manager	Mr. Copper joined one of the Columbia legacy firms or acquired business lines in 2005. Mr. Copper began his investment career in 1990 and earned a BS from Boston College and an MBA from the University of Chicago.
		Paul DiGiacomo, CFA, Senior Portfolio Manager	Mr. DiGiacomo joined Columbia in 2006. Mr. DiGiacomo began his investment career in 2001 and earned a BS in civil engineering from Brown University and an MBA from the Tuck School of Business at Dartmouth College.
Schwab International Opportunities Fund | Fund Management13

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/2024)	Portfolio Manager(s)	Employment Experience
		Daisuke Nomoto, CMA (SAAJ), Senior Portfolio Manager	Mr. Nomoto joined one of the Columbia legacy firms or acquired business lines in 2005. Mr. Nomoto began his investment career in 1993 and earned a BA from Shiga University, Japan.
Harris Associates L.P. 111 S. Wacker Drive Suite 4600 Chicago, IL 60606	Founded: 1976 $93.6 billion	David G. Herro, CFA, Deputy Chairman, Chief Investment Officer, International Equities and Portfolio Manager	Mr. Herro joined Harris Associates in 1992. Mr. Herro has 39 years of investment experience and holds a BS from the University of Wisconsin-Platteville and a MA from the University of Wisconsin-Milwaukee.
		Eric Liu, CFA, Vice President, Portfolio Manager and Senior International Investment Analyst	Mr. Liu joined Harris Associates L.P. in 2009. Mr. Liu has 22 years investment experience and holds a BA from the University of California Los Angeles and an MBA from the University of Chicago.
		Mike L. Manelli, CFA, Vice President, Portfolio Manager and Senior International Investment Analyst	Mr. Manelli joined Harris Associates L.P. in 2005. Mr. Manelli has 24 years investment experience and holds a BBA from the University of Iowa.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the SAI.
14Schwab International Opportunities Fund | Fund Management

Investing in the Fund

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The fund generally is not registered for sale in jurisdictions outside the United States and is intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of the fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, the fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, the fund may take up to seven days to pay sale proceeds.

•
The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing Directly with the Fund

Placing Direct Orders
Investors generally may not purchase shares directly from the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The fund reserves the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the fund at any time.
Schwab International Opportunities Fund | Investing in the Fund15

Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The fund is open for business each day that the NYSE is open. The fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The fund’s share price is its net asset value (NAV) per share which is the fund’s net assets divided by the number of its shares outstanding. Orders received by the fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
The fund’s portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, the fund’s portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments.
Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

The Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive the fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•
To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the fund may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the fund. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the fund available to its customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the fund.
16Schwab International Opportunities Fund | Investing in the Fund

Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the fund over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing Plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.20%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.20% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Policy Regarding Short-Term or Excessive Trading
The fund is intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.
To discourage market timing, the fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the fund’s policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of the fund.
The fund and its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the fund has requested that service providers to the fund monitor transactional activity in amounts and frequency determined by the fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in the fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The fund reserves the right to request that the intermediary provide certain shareholder transaction information to the fund and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the fund. The fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. The fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The fund may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
The fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Schwab International Opportunities Fund | Investing in the Fund17

Fair Value Pricing
The Board of Trustees has approved procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The Valuation Designee makes fair value determinations in good faith in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
Methods to Meet Redemptions
Under normal market conditions, the fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, the fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. The fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, the fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of the fund’s overall obligation to deter money laundering under federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
The fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
18Schwab International Opportunities Fund | Investing in the Fund

Distributions and Taxes

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains the fund earns. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund’s capital gains distributions, if any, may be made available on the fund’s website: www.schwabassetmanagement.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement or savings account, your fund distributions generally have tax consequences. The fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for one-year or less, long-term if you held the shares longer. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent of a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in the fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, the fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, the fund will use an average cost basis method. Please consult your tax advisor to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
The fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Schwab International Opportunities Fund | Investing in the Fund19

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, the fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those securities would be decreased. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions. If more than 50% of the fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Internal Revenue Code of 1986, as amended (Internal Revenue Code). For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.
To the extent such investments are permissible for the fund, the fund’s transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, and wash sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund’s use of such transactions may result in the fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
The foregoing is a general summary of the federal income tax consequences of investing in the fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the fund in light of each shareholder’s particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.
20Schwab International Opportunities Fund | Investing in the Fund

Additional Information

Disclaimers

The Schwab International Opportunities Fund has been developed solely by Schwab Asset Management. The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the LSE Group). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the FTSE Developed ex US Quality Factor Index (the Index) vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the fund or the suitability of the Index for the purpose to which it is being put by Schwab Asset Management.
Schwab International Opportunities Fund | Additional Information21

Prospectus | February 28, 2025
Schwab International Opportunities Fund

To Learn More
This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents, to request other information, or ask questions about the fund, call 1-877-824-5615. In addition, you may visit
www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The SAI, the fund’s annual and semiannual reports, the fund’s holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
Schwab Capital Trust 811‑07704	REG23308-37

Prospectus | February 28, 2025
Schwab Funds®

Schwab MarketTrack Portfolios®
Schwab MarketTrack All Equity Portfolio™	SWEGX
Schwab MarketTrack Growth Portfolio™	SWHGX
Schwab MarketTrack Balanced Portfolio™	SWBGX
Schwab MarketTrack Conservative Portfolio™	SWCGX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab MarketTrack Portfolios

Schwab MarketTrack All Equity Portfolio™
Ticker Symbol:	SWEGX

Investment Objective

The fund seeks high capital growth through an all-stock portfolio.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.25
Acquired fund fees and expenses (AFFE)(1)	0.12
Total annual fund operating expenses (including AFFE)	0.50

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. It is the fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in stock investments; typically the actual percentage is considerably higher.
The fund seeks to remain close to the target equity allocations of approximately 50% for U.S. large-cap, 12% for U.S. small-cap, 23% for developed international large-cap, 5% for developed international small-cap, and 5% for emerging markets. In addition, the fund seeks to maintain a target allocation to real estate securities of 5%. Because the fund keeps a small portion of its assets in cash for business operations, the fund’s actual investments will typically be slightly less than 100% in stock funds.
The fund invests mainly in other affiliated Schwab Funds, including Schwab index funds and exchange-traded funds (ETFs) (underlying funds), which use a variety of indexing strategies. These underlying funds seek to track or replicate the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking or replicating, and generally give each stock the same weight as the index does. However, in certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the stocks comprising an index or in proportion to their weightings in an index and it is possible that the investment adviser may utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different segment of the stock market.
The portfolio managers monitor the fund’s holdings and cash flow and manage them as needed in order to maintain the fund’s target allocation. The manager will permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in individual securities consistent with the fund’s investment strategy. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Schwab MarketTrack All Equity Portfolio™  | Fund Summary1

Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Errors relating to an index may occur from time to time and may not be identified by the underlying fund’s index provider for a period of time. In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for an underlying fund.

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•
Tracking Error and Correlation Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. Further, there can be no guarantee that the underlying index fund will achieve a high degree of correlation between the underlying index fund’s performance and that of its index. The correlation between the performance of an underlying fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

•
Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

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•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital

2Schwab MarketTrack All Equity Portfolio™  | Fund Summary

appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.
•
Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.

•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of a broad-based index and a composite index based on the fund’s target allocation. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 19.08% Q2 2020
Worst Quarter: (24.96%) Q1 2020

Schwab MarketTrack All Equity Portfolio™  | Fund Summary3

Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	14.35%	9.53%	9.01%
After taxes on distributions	12.51%	8.28%	7.61%
After taxes on distributions and sale of shares	9.94%	7.43%	7.00%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.10%
All Equity Composite Index(1)	15.01%	10.04%	9.56%

(1)
The All Equity Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2024, the index is composed of 27.34% S&P 500 Index, 9.0% Russell 1000® Growth Index, 13.5% RAFI Fundamental High Liquidity US Large Index, 8.09% Russell 2000® Index, 3.42% RAFI Fundamental High Liquidity US Small Index, 16.07% MSCI EAFE Index (Net), 7.08% RAFI Fundamental High Liquidity Developed ex-US Large Index, 5.0% RAFI Fundamental High Liquidity Developed ex-US Small Index, 5.0% RAFI Fundamental High Liquidity Emerging Markets Index, 5.0% Dow Jones Equity All REIT Capped Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. Prior to July 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab MarketTrack All Equity Portfolio™  | Fund Summary

Schwab MarketTrack Growth Portfolio™
Ticker Symbol:	SWHGX

Investment Objective

The fund seeks high capital growth with less volatility than an all-stock portfolio.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.26
Acquired fund fees and expenses (AFFE)(1)	0.11
Total annual fund operating expenses (including AFFE)	0.50

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes stock, bond and cash investments.
The fund’s allocation focuses on stock investments, while including some bonds and cash investments in seeking to reduce the fund’s volatility. The fund seeks to remain close to the target allocations of approximately 80% equity, 16% fixed income and 4% cash and cash equivalents (including money market funds).
The equity allocation is further divided into six segments: approximately 43% of assets for U.S. large-cap, 9% for U.S. small-cap, 17% for developed international large-cap, 4% for real estate, 3% for developed international small-cap and 3% for emerging markets.
The fund invests mainly in other affiliated Schwab Funds, including Schwab index funds and exchange-traded funds (ETFs) (underlying funds), which use a variety of indexing strategies. These underlying funds seek to track or replicate the total returns of various market indices. They typically invest in the securities included in the index they are tracking or replicating, and generally give each security the same weight as the index does. However, in certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the securities comprising an index or in proportion to their weightings in an index and it is possible that the investment adviser may utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different market segment.
The portfolio managers monitor the fund’s holdings and cash flow and manage them as needed in order to maintain the fund’s target allocation. The manager will permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

Schwab MarketTrack Growth Portfolio™  | Fund Summary5

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Errors relating to an index may occur from time to time and may not be identified by the underlying fund’s index provider for a period of time. In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for an underlying fund.

?
•
Tracking Error and Correlation Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. Further, there can be no guarantee that the underlying index fund will achieve a high degree of correlation between the underlying index fund’s performance and that of its index. The correlation between the performance of an underlying fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share

6Schwab MarketTrack Growth Portfolio™  | Fund Summary

price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.

•
Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab MarketTrack Growth Portfolio™  | Fund Summary7

Annual Total Returns (%) as of 12/31

Best Quarter: 15.83% Q2 2020
Worst Quarter: (19.95%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	12.25%	8.03%	7.78%
After taxes on distributions	9.36%	6.39%	6.12%
After taxes on distributions and sale of shares	9.15%	6.13%	5.90%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Growth Composite Index(1)	12.85%	8.54%	8.32%

(1)
The Growth Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2024, the index is composed of 24.0% S&P 500 Index, 7.3% Russell 1000® Growth Index, 12.0% RAFI Fundamental High Liquidity US Large Index, 6.1% Russell 2000® Index, 2.61% RAFI Fundamental High Liquidity US Small Index, 12.13% MSCI EAFE Index (Net), 5.2% RAFI Fundamental High Liquidity Developed ex-US Large Index, 3.33% RAFI Fundamental High Liquidity Developed ex-US Small Index, 3.33% RAFI Fundamental High Liquidity Emerging Markets Index, 4.0% Dow Jones Equity All REIT Capped Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. Prior to July 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8Schwab MarketTrack Growth Portfolio™  | Fund Summary

Schwab MarketTrack Balanced Portfolio™
Ticker Symbol:	SWBGX

Investment Objective

The fund seeks both capital growth and income.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.26
Acquired fund fees and expenses (AFFE)(1)	0.09
Total annual fund operating expenses (including AFFE)	0.48

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments.
The fund’s allocation is weighted toward stock investments, while including substantial bond investments in seeking to add income and reduce the fund’s volatility. The fund seeks to remain close to the target allocations of approximately 60% equity, 36% fixed income and 4% cash and cash equivalents (including money market funds).
The equity allocation is further divided into six segments: approximately 33% of assets for U.S. large-cap, 6% for U.S. small-cap, 13% for developed international large-cap, 3% for real estate, 2.5% for developed international small-cap and 2.5% for emerging markets.
The fund invests mainly in other affiliated Schwab Funds, including Schwab index funds and exchange-traded funds (ETFs) (underlying funds), which use a variety of indexing strategies. These underlying funds seek to track or replicate the total returns of various market indices. They typically invest in the securities included in the index they are tracking or replicating, and generally give each security the same weight as the index does. However, in certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the securities comprising an index or in proportion to their weightings in an index and it is possible that the investment adviser may utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different market segment.
The portfolio managers monitor the fund’s holdings and cash flow and manage them as needed in order to maintain the fund’s target allocation. The manager will permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

Schwab MarketTrack Balanced Portfolio™ | Fund Summary9

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Errors relating to an index may occur from time to time and may not be identified by the underlying fund’s index provider for a period of time. In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for an underlying fund.

?
•
Tracking Error and Correlation Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. Further, there can be no guarantee that the underlying index fund will achieve a high degree of correlation between the underlying index fund’s performance and that of its index. The correlation between the performance of an underlying fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

•
Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions,

10Schwab MarketTrack Balanced Portfolio™ | Fund Summary

among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
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•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 12.36% Q2 2020
Worst Quarter: (14.35%) Q1 2020

Schwab MarketTrack Balanced Portfolio™ | Fund Summary11

Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	9.48%	6.02%	6.17%
After taxes on distributions	6.72%	4.43%	4.50%
After taxes on distributions and sale of shares	7.18%	4.46%	4.51%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Balanced Composite Index(1)	10.02%	6.51%	6.70%

(1)
The Balanced Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2024, the index is composed of 18.5% S&P 500 Index, 5.5% Russell 1000® Growth Index, 9.0% RAFI Fundamental High Liquidity US Large Index, 4.2% Russell 2000® Index, 1.8% RAFI Fundamental High Liquidity US Small Index, 9.1% MSCI EAFE Index (Net), 3.9% RAFI Fundamental High Liquidity Developed ex-US Large Index, 2.5% RAFI Fundamental High Liquidity Developed ex-US Small Index, 2.5% RAFI Fundamental High Liquidity Emerging Markets Index, 3.0% Dow Jones All REIT Capped Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index.. Prior to July 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12Schwab MarketTrack Balanced Portfolio™ | Fund Summary

Schwab MarketTrack Conservative Portfolio™
Ticker Symbol:	SWCGX

Investment Objective

The fund seeks income and more growth potential than an all-bond portfolio.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.29
Acquired fund fees and expenses (AFFE)(1)	0.08
Total annual fund operating expenses (including AFFE)	0.50

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments.
The fund’s allocation is weighted toward bond investments, while including substantial stock investments in seeking to obtain long-term growth. The fund seeks to remain close to the target allocations of approximately 56% fixed income, 40% equity and 4% cash and cash equivalents (including money market funds).
The equity allocation is further divided into six segments: approximately 22% of assets for U.S. large-cap, 4% for U.S. small-cap, 9% for developed international large-cap, 2% for real estate, 2% for developed international small-cap and 2% for emerging markets.
The fund invests mainly in other affiliated Schwab Funds, including Schwab index funds and exchange-traded funds (ETFs) (underlying funds), which use a variety of indexing strategies. These underlying funds seek to track or replicate the total returns of various market indices. They typically invest in the securities included in the index they are tracking or replicating, and generally give each security the same weight as the index does. However, in certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the securities comprising an index or in proportion to their weightings in an index and it is possible that the investment adviser may utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective.
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different market segment.
The portfolio managers monitor the fund’s holdings and cash flow and manage them as needed in order to maintain the fund’s target allocation. The manager will permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

Schwab MarketTrack Conservative Portfolio™  | Fund Summary13

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Errors relating to an index may occur from time to time and may not be identified by the underlying fund’s index provider for a period of time. In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for an underlying fund.

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•
Tracking Error and Correlation Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. Further, there can be no guarantee that the underlying index fund will achieve a high degree of correlation between the underlying index fund’s performance and that of its index. The correlation between the performance of an underlying fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period

14Schwab MarketTrack Conservative Portfolio™  | Fund Summary

when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•
Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

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•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 9.06% Q2 2020
Worst Quarter: (8.84%) Q1 2020

Schwab MarketTrack Conservative Portfolio™  | Fund Summary15

Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	6.60%	3.80%	4.40%
After taxes on distributions	3.90%	2.21%	2.96%
After taxes on distributions and sale of shares	5.23%	2.66%	3.11%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
S&P 500® Index	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Conservative Composite Index(1)	7.08%	4.33%	4.98%

(1)
The Conservative Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2024, the index is composed of 13.0% S&P 500 Index, 3.0% Russell 1000® Growth Index, 6.0% RAFI Fundamental High Liquidity US Large Index, 6.07% MSCI EAFE Index (Net), 2.8% Russell 2000® Index, 1.2% RAFI Fundamental High Liquidity US Small Index, 2.6% RAFI Fundamental High Liquidity Developed ex-US Large Index, 1.67% RAFI Fundamental High Liquidity Developed ex-US Small Index, 1.66% RAFI Fundamental High Liquidity Emerging Markets Index, 2.0% Dow Jones Equity All REIT Capped Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. Prior to July 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16Schwab MarketTrack Conservative Portfolio™  | Fund Summary

Fund Details

There can be no assurance that the funds will achieve their objectives. Except as explicitly described otherwise, the investment strategies and policies of each fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in each fund are summarized in the fund summaries at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the funds, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, each fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies” and “Investments, Securities and Risks” sections in the Statement of Additional Information (SAI).
Investment Objectives, Strategies and Risks

Investment Objectives
The Schwab MarketTrack All Equity Portfolio seeks high capital growth through an all-stock portfolio.
The Schwab MarketTrack Growth Portfolio seeks high capital growth with less volatility than an all-stock portfolio.
The Schwab MarketTrack Balanced Portfolio seeks both capital growth and income.
The Schwab MarketTrack Conservative Portfolio seeks income and more growth potential than an all-bond portfolio.
Investment Strategies
The funds seek to achieve their investment objectives by primarily investing in other Schwab Funds and Schwab ETFs and to a lesser degree in unaffiliated third party mutual funds (the underlying funds). These underlying funds may include equity, fixed income and money market funds and will be used by the funds to meet their asset allocations and investment styles, consistent with a fund’s investment strategy. Because the funds primarily invest in other funds rather than in individual stocks and bonds, each fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.
Each fund intends to invest in a combination of underlying funds; however, a fund may invest directly in equity and fixed-income securities and money market securities, consistent with the fund’s investment strategy. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, a fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.
Asset Allocation
The following are each fund’s current underlying funds and each underlying fund’s investment objective and strategy, listed according to their corresponding category in each fund’s asset allocation. The chart provides a brief description of the investment objective and principal investment strategies of each underlying fund. Additional information about the underlying funds is provided in each underlying fund’s prospectus.
Schwab MarketTrack Portfolios

Allocation and Underlying Fund	All Equity Portfolio	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
U.S. Large-Cap	✓	✓	✓	✓
Schwab® S&P 500 Index Fund. Seeks to track the total return of the S&P 500 Index. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks that are included in the S&P 500 Index.
Schwab® Fundamental U.S. Large Company Index Fund. Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight. The fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US Large Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index.
Schwab®U.S. Large-Cap Growth Index Fund. Seeks to track the performance of a benchmark index that measures the total return of large capitalization U.S. growth stocks. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index.
Schwab MarketTrack Portfolios | Fund Details17

Allocation and Underlying Fund	All Equity Portfolio	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
U.S. Small-Cap	✓	✓	✓	✓
Schwab Small-Cap Index Fund®. Seeks to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these stocks; typically, the actual percentage is considerably higher.
Schwab® Fundamental U.S. Small Company Index Fund. Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small U.S. companies based on their fundamental size and weight. The fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US Small Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index.
International Large-Cap	✓	✓	✓	✓
Schwab International Index Fund®. Seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. The fund generally invests in stocks that are included in the MSCI EAFE® Index. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investments purposes) in these stocks; typically, the actual percentage is considerably higher.
Schwab® Fundamental International Equity Index Fund. Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight. The fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index.
International Small-Cap	✓	✓	✓	✓
Schwab® Fundamental International Small Equity Index Fund. Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small non-U.S. developed market companies based on their fundamental size and weight. The fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Small Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index.
Emerging Markets	✓	✓	✓	✓
Schwab® Fundamental Emerging Markets Equity Index Fund. Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large sized companies, based on their fundamental size and weight, in emerging market countries. The fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Emerging Markets Index. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index, including depositary receipts representing securities of the index; which may be in the form of American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs).
Fixed Income		✓	✓	✓
Schwab® U.S. Aggregate Bond Index Fund. Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the broad U.S. investment-grade bond market. The fund generally invests in securities that are included in the Bloomberg US Aggregate Bond Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index, including “to-be-announced” or “TBA” transactions.
Schwab® Short-Term Bond Index Fund. Seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. investment grade government related and corporate bonds with maturities between 1-5 years. The fund generally invests in securities that are included in the Bloomberg US Government/Credit 1-5 Year Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index.
Real Estate	✓	✓	✓	✓
Schwab® U.S. REIT ETF. Seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. real estate investment trusts classified as equities. The fund invests, under normal circumstances, at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index.
18Schwab MarketTrack Portfolios | Fund Details

Allocation and Underlying Fund	All Equity Portfolio	Growth Portfolio	Balanced Portfolio	Conservative Portfolio
Money Market Funds		✓	✓	✓
Schwab® Government Money Fund. Seeks the highest current income consistent with stability of capital and liquidity. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash).
Schwab® Treasury Obligations Money Fund. Seeks current income consistent with stability of capital and liquidity. The fund will invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash and/or government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. Treasury obligations or repurchase agreements backed by such obligations (excluding cash).
The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. In addition, each fund may purchase individual securities to maintain its allocations.
The following chart provides a list of the asset classes and sub-asset classes and the target allocation in which each fund expects to be invested as of the date of this prospectus.
The allocations may not add to 100% due to rounding.
Major Asset Class	Sub-Asset Class	Schwab MarketTrack All Equity Portfolio Allocation Target	Schwab MarketTrack Growth Portfolio Allocation Target	Schwab MarketTrack Balanced Portfolio Allocation Target	Schwab MarketTrack Conservative Portfolio Allocation Target
U.S. Stocks	Large-Cap	49.84%	43.30%	33.00%	22.00%
	Small-Cap	11.51%	8.71%	6.00%	4.00%
International Stocks	Developed Large-Cap	23.15%	17.33%	13.00%	8.67%
	Developed Small-Cap	5.00%	3.33%	2.50%	1.67%
	Emerging Markets	5.00%	3.33%	2.50%	1.66%
Real Estate	U.S. REITs	5.00%	4.00%	3.00%	2.00%
Fixed Income	Intermediate-Term Bonds	0.00%	16.00%	35.00%	55.00%
	Short-Term Bonds	0.00%	0.00%	1.00%	1.00%
Cash and Cash Equivalents (including Money Market Funds)		0.50%	4.00%	4.00%	4.00%
		100%	100%	100%	100%
For more detailed information, including portfolio holdings for each of the funds, please visit the funds’ website at www.schwabassetmanagement.com/prospectus.
More Information About Principal Investment Risks
Each fund is subject to risks, any of which could cause an investor to lose money. Principal risks of the funds include:
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist. For example, the investment adviser’s decisions to cause a fund to purchase or redeem shares of an affiliated underlying fund could be influenced by its belief that an affiliated underlying fund may benefit from additional assets or that it is in the best interests of the affiliated underlying fund to limit purchases of shares of the underlying fund. In such cases, the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect
Schwab MarketTrack Portfolios | Fund Details19

the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and a fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Operational Risk. Each fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. Each fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Underlying Fund Investment Risk. The value of an investment in a fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance, expenses and risks of the underlying funds in which it invests. Before investing in a fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will depend on the fund’s overall asset allocation and underlying fund allocation.
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Equity Risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.

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Tracking Error and Correlation Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of an underlying fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, an underlying fund may not invest in certain securities in its index, match the securities’ weighting to the index, or the underlying fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. An underlying fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the underlying fund may value individual securities based on fair value prices developed using methods approved by the underlying fund’s board of trustees. To the extent the underlying fund calculates its NAV based on fair value prices, the underlying fund’s performance may diverge from that of its index. In addition, cash flows into and out of an underlying fund, timing variations, operating expenses and trading costs all affect the ability of the underlying fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between an underlying fund’s portfolio and its index resulting from legal restrictions (such as diversification requirements) that apply to the underlying fund but not to the index impact correlation between the performance of the fund and that of its index.

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Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

20Schwab MarketTrack Portfolios | Fund Details

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Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

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Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.

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Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of an underlying fund’s investments and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, an underlying fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund may also experience more rapid or extreme changes in value as compared to an underlying fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent an underlying fund’s investments in a single country or a limited number of countries represent a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the underlying fund’s price may be more volatile than the price of an underlying fund that is geographically diversified.

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Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

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Variable Interest Entities Risk. An underlying fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as an underlying fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as an underlying fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects an underlying fund to the risks associated with the underlying China-based operating company. In addition, an underlying fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of an underlying fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the underlying fund.

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Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market

Schwab MarketTrack Portfolios | Fund Details21

countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
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Currency Risk. An underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the underlying fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an underlying fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the underlying fund’s account. An underlying fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.

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Real Estate Investment Risk. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and a fund’s investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by a fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; the attractiveness, type and location of property; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties or defaults by borrowers or tenants, particularly during an economic downturn; increasing competition, including for real estate and related services and technology; reduced demand for commercial and office space along with increased maintenance or tenant improvement costs to convert properties for other uses; increases in property taxes and operating expenses; changes in zoning regulations and related costs; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values; and changes in interest rates. In addition, the real estate industry has historically been sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. If the fund’s real estate-related investments are concentrated in one geographic area or in one property type, the fund will be particularly subject to the risks associated with that area or property type or related real estate conditions.

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Real Estate Investment Trusts (REITs) Risk. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses. REITs may be more volatile and/or more illiquid than other types of securities.

22Schwab MarketTrack Portfolios | Fund Details

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Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, forward contracts and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk, management risk, and operational risk are discussed elsewhere in this prospectus. An underlying fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. An underlying fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that a fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
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ETF Risk. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, an underlying fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of an underlying fund to meet redemption requests within the required time period. In order to meet such redemption requests, the underlying fund may be forced to sell securities at inopportune times or prices.

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Sampling Index Tracking Risk. If an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.

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Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. An underlying fund will also bear the risk of any decline in value of securities acquired with cash collateral. An underlying fund may pay lending fees to a party arranging the loan.

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Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition,

Schwab MarketTrack Portfolios | Fund Details23

because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If an underlying fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
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Index-Related Risk. An index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to an index. Errors relating to an index, including index data, computations and/or construction, may occur from time to time and may not be identified by an index provider for a period of time or at all. Losses resulting from index errors may be borne by an underlying fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule which may result in the index and, in turn, the underlying fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
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Credit Risk. A decline in the credit quality of an issuer or guarantor of a portfolio investment could cause an underlying fund to lose money or underperform. An underlying fund could lose money if, due to a decline in credit quality, the issuer or guarantor of a portfolio investment fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause an underlying fund’s share price or yield to fall. Certain U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities an underlying fund owns do not extend to the shares of the underlying fund itself. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

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Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities. The use of leverage may cause an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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Mortgage-Backed and Mortgage Pass-Through Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates – both increases and decreases – may quickly and significantly affect the value of certain mortgage-backed securities. In addition, certain of the mortgage-backed securities in which an underlying fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so which can cause an underlying fund to lose money or underperform. The risks of investing in mortgage-backed securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk, as well as risks associated with the nature of the underlying mortgage assets and the servicing of those assets. These securities are subject to the risk of default on the underlying mortgages, and such risk is heightened during periods of economic downturn. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. If a TBA counterparty defaults or goes bankrupt an underlying fund may experience adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in a TBA transaction which can cause an underlying fund to lose money or underperform.

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Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

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•
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, an underlying fund’s yield (and total return) also may be low or the underlying fund may be unable to maintain positive returns. Changes or the anticipation of changes in interest rates also may affect an underlying fund’s share price: a rise in interest rates generally causes an underlying fund’s share price to fall. This risk is greater when an underlying fund holds fixed-income securities with longer maturities.

24Schwab MarketTrack Portfolios | Fund Details

The longer an underlying fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, an underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.
Economic conditions and other factors, including a central bank’s monetary policy, may result in changes in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which an underlying fund invests. Rising interest rates may decrease liquidity in the fixed-income securities markets, making it more difficult for an underlying fund to sell its fixed-income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of an underlying fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. To the extent that the investment adviser of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of fixed-income securities and tend to react to changes in “real” interest rates.
•
Prepayment and Extension Risk. Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Rising interest rates tend to extend the duration of certain fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund could exhibit additional volatility and hold securities paying lower-than-market rates of interest. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed-income securities sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at the lower prevailing interest rates. In addition, prepayments and subsequent reinvestments increase the underlying fund’s portfolio turnover rate. This is known as prepayment risk. Either situation could hurt an underlying fund’s performance.

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•
Money Market Fund Risk. In addition to the risks discussed under “Investment Risk” above, an investment by a fund in an underlying money market fund has risks. A fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

Portfolio Holdings

The funds may make various types of portfolio securities information available to shareholders. The funds post a detailed list of the securities held by each fund at www.schwabassetmanagement.com/prospectus (under “Portfolio Holdings”) as of month end. This list is generally posted approximately 15-20 days after the end of the month and remains posted for at least six months. The funds also post in the fund summary section of the funds’ website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of the calendar quarter or month. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI.
Schwab MarketTrack Portfolios | Fund Details25

Financial Highlights

This section provides further details about each fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual holdings and financial statements, which are included in each fund’s Form N-CSR (see back cover).
Schwab MarketTrack All Equity Portfolio

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$19.55	$19.11	$23.89	$17.73	$19.15
Income (loss) from investment operations:
Net investment income (loss)(1)	0.39	0.32	0.37	0.29	0.37
Net realized and unrealized gains (losses)	5.64	1.04	(4.23)	7.21	(0.54)
Total from investment operations	6.03	1.36	(3.86)	7.50	(0.17)
Less distributions:
Distributions from net investment income	(0.40)	(0.30)	(0.45)	(0.21)	(0.53)
Distributions from net realized gains	(0.29)	(0.62)	(0.47)	(1.13)	(0.72)
Total distributions	(0.69)	(0.92)	(0.92)	(1.34)	(1.25)
Net asset value at end of period	$24.89	$19.55	$19.11	$23.89	$17.73
Total return	31.32%	7.32%	(16.89%)	43.90%	(1.35%)
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	N/A	0.39%	0.39%(3)	0.38%	0.40%
Total expenses(2)	0.38%	0.39%	0.39%(3)	0.38%	0.40%
Net investment income (loss)	1.68%	1.60%	1.75%	1.33%	2.08%
Portfolio turnover rate	17%	10%	7%	6%	18%
Net assets, end of period (x 1,000)	$926,961	$730,571	$698,899	$861,267	$623,095
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

26Schwab MarketTrack Portfolios | Financial Highlights

Schwab MarketTrack Growth Portfolio

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$22.64	$22.39	$27.84	$22.42	$23.54
Income (loss) from investment operations:
Net investment income (loss)(1)	0.53	0.43	0.40	0.35	0.43
Net realized and unrealized gains (losses)	5.49	0.81	(4.49)	7.03	(0.20)
Total from investment operations	6.02	1.24	(4.09)	7.38	0.23
Less distributions:
Distributions from net investment income	(0.50)	(0.38)	(0.44)	(0.39)	(0.47)
Distributions from net realized gains	(0.49)	(0.61)	(0.92)	(1.57)	(0.88)
Total distributions	(0.99)	(0.99)	(1.36)	(1.96)	(1.35)
Net asset value at end of period	$27.67	$22.64	$22.39	$27.84	$22.42
Total return	27.11%	5.68%	(15.52%)	34.32%	0.74%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	N/A	0.39%(3)	0.39%(3)	0.39%	0.39%
Total expenses(2)	0.39%	0.39%(3)	0.39%(3)	0.39%	0.40%
Net investment income (loss)	2.02%	1.86%	1.63%	1.33%	1.92%
Portfolio turnover rate	17%	10%	8%	8%	19%
Net assets, end of period (x 1,000)	$967,928	$811,692	$801,906	$982,246	$748,492
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab MarketTrack Portfolios | Financial Highlights27

Schwab MarketTrack Balanced Portfolio

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$17.42	$17.36	$21.53	$18.38	$18.75
Income (loss) from investment operations:
Net investment income (loss)(1)	0.46	0.38	0.32	0.28	0.35
Net realized and unrealized gains (losses)	3.40	0.38	(3.45)	4.11	0.10
Total from investment operations	3.86	0.76	(3.13)	4.39	0.45
Less distributions:
Distributions from net investment income	(0.42)	(0.31)	(0.33)	(0.32)	(0.39)
Distributions from net realized gains	(0.37)	(0.39)	(0.71)	(0.92)	(0.43)
Total distributions	(0.79)	(0.70)	(1.04)	(1.24)	(0.82)
Net asset value at end of period	$20.49	$17.42	$17.36	$21.53	$18.38
Total return	22.60%	4.47%	(15.32%)	24.66%	2.37%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	N/A	0.39%	0.40%(3)	0.39%	0.40%
Total expenses(2)	0.39%	0.39%	0.40%(3)	0.39%	0.40%
Net investment income (loss)	2.38%	2.10%	1.67%	1.39%	1.91%
Portfolio turnover rate	16%	11%	11%	10%	22%
Net assets, end of period (x 1,000)	$590,023	$519,615	$519,474	$654,876	$517,619
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

28Schwab MarketTrack Portfolios | Financial Highlights

Schwab MarketTrack Conservative Portfolio

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$14.68	$14.90	$18.47	$16.50	$16.43
Income (loss) from investment operations:
Net investment income (loss)(1)	0.43	0.36	0.29	0.26	0.30
Net realized and unrealized gains (losses)	2.17	0.10	(2.97)	2.27	0.27
Total from investment operations	2.60	0.46	(2.68)	2.53	0.57
Less distributions:
Distributions from net investment income	(0.43)	(0.36)	(0.30)	(0.27)	(0.31)
Distributions from net realized gains	(0.64)	(0.32)	(0.59)	(0.29)	(0.19)
Total distributions	(1.07)	(0.68)	(0.89)	(0.56)	(0.50)
Net asset value at end of period	$16.21	$14.68	$14.90	$18.47	$16.50
Total return	18.11%	3.01%	(15.23%)	15.50%	3.57%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	N/A	0.42%	0.42%(3)	0.41%	0.42%
Total expenses(2)	0.42%	0.42%	0.42%(3)	0.41%	0.42%
Net investment income (loss)	2.74%	2.35%	1.73%	1.45%	1.84%
Portfolio turnover rate	12%	9%	11%	13%	35%
Net assets, end of period (x 1,000)	$203,850	$195,092	$227,991	$335,110	$278,883
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab MarketTrack Portfolios | Financial Highlights29

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of December 31, 2024, managed approximately $1.3 trillion in assets.
The investment adviser oversees the asset management and administration of the funds. As compensation for these services, the investment adviser receives a management fee from each fund. For the 12 months ended October 31, 2024, these fees were 0.13% for the Schwab MarketTrack All Equity Portfolio, 0.13% for the Schwab MarketTrack Growth Portfolio, 0.13% for the Schwab MarketTrack Balanced Portfolio and 0.13% for the Schwab MarketTrack Conservative Portfolio. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid.
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of each fund to 0.50% for so long as the investment adviser serves as the adviser to a fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to a fund’s direct operating expenses and does not apply to AFFE.
A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s 2024 annual holdings and financial statements, which are included in each fund’s Form N-CSR and covers the period of November 1, 2023 through October 31, 2024.
Zifan Tang, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).
Drew Hayes, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Mr. Hayes has been with Schwab since 2006. Before becoming a portfolio manager, he spent seven years as a senior fixed income specialist for Schwab Wealth Advisory, Inc. Prior to that, he worked as a bond investment specialist for two years and as a registered representative for two years for Charles Schwab & Co., Inc.
Patrick Kwok, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of subadvisers, trading, cash management and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust Company as a portfolio accountant and pricing specialist.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the SAI.
30Schwab MarketTrack Portfolios | Fund Management

Investing in the Funds

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of a fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The funds are not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether a fund is an appropriate investment in light of their current financial position and retirement needs.
The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, each fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, each fund may take up to seven days to pay sale proceeds.

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Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

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Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Schwab MarketTrack Portfolios | Investing in the Funds31

Investing Directly with the Funds

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day. A fund’s share price is its net asset value (NAV) per share, which is the fund’s net assets divided by the number of its shares outstanding. Orders received by a fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing underlying fund investments, the funds use the NAVs reported by the underlying funds. The funds’ other portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, the funds’ portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments.
Shareholders of a fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

Each Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive a fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•
To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts
32Schwab MarketTrack Portfolios | Investing in the Funds

are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.
Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing Plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Policy Regarding Short-Term or Excessive Trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the funds’ policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of a fund.
The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in a fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to request that the intermediary provide certain shareholder transaction information to the funds and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. A fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their
Schwab MarketTrack Portfolios | Investing in the Funds33

application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair Value Pricing
The Board of Trustees has approved procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The Valuation Designee makes fair value determinations in good faith in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effect of fair value pricing.
Methods to Meet Redemptions
Under normal market conditions, each fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, each fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. Each fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, each fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
34Schwab MarketTrack Portfolios | Investing in the Funds

Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Distributions and Taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. These distributions typically are paid in December to all shareholders of record, except for the Schwab MarketTrack Conservative Portfolio, which typically makes income distributions at the end of each calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gains distributions, if any, may be made available on the funds’ website: www.schwabassetmanagement.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in a fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, a fund will use an average cost basis method. Please consult your tax advisor to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
Schwab MarketTrack Portfolios | Investing in the Funds35

A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a fund, as discussed in more detail in the SAI. Furthermore, each fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a fund to enable the fund to determine whether withholding is required.
Additional Information About the Funds’ Composite Indices

The All Equity Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation of the MarketTrack All Equity Portfolio. Effective July 1, 2024, the index is composed of 27.34% S&P 500® Index, 9.0% Russell 1000® Growth Index, 13.5% RAFI Fundamental High Liquidity US Large Index, 8.09% Russell 2000® Index, 3.42% RAFI Fundamental High Liquidity US Small Index, 16.07% MSCI EAFE Index (Net), 7.08% RAFI Fundamental High Liquidity Developed ex-US Large Index, 5.0% RAFI Fundamental High Liquidity Developed ex-US Small Index, 5.0% RAFI Fundamental High Liquidity Emerging Markets Index, 5.0% Dow Jones Equity All REIT Capped Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2024 to June 30, 2024, the index was composed of 27.34% S&P 500 Index, 9.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 8.09% Russell 2000 Index, 3.42% Russell RAFI US Small Company Index, 16.07% MSCI EAFE Index (Net), 7.08% Russell RAFI Developed ex-US Large Company Index (Net), 5.0% Russell RAFI Developed ex-US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones Equity All REIT Capped Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 to February 29, 2024, the index was composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex-US Large Company Index (Net), 5.0% Russell RAFI Developed ex-US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones U.S. Select REIT Index and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020 the index was composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex-US Large Company Index (Net), 5.0% Russell RAFI Developed ex-US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net) and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 45.0% S&P 500 Index, 25.0% Russell 2000 Index and 30.0% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 70.0% Dow Jones U.S. Total Stock Market Index and 30.0% MSCI EAFE Index (Net). Percentages listed may not total to 100% due to rounding. The components that make up the composite may vary over time.
The Growth Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation of the Schwab MarketTrack Growth Portfolio. Effective July 1, 2024, the index is composed of 24.0% S&P 500® Index, 7.3% Russell 1000® Growth Index, 12.0% RAFI Fundamental High Liquidity US Large Index, 6.1% Russell 2000® Index, 2.61% RAFI Fundamental High Liquidity US Small Index, 12.13% MSCI EAFE Index (Net), 5.2% RAFI Fundamental High Liquidity Developed ex-US Large Index, 3.33% RAFI Fundamental High Liquidity Developed ex-US Small Index, 3.33% RAFI Fundamental High Liquidity Emerging Markets Index, 4.0% Dow Jones Equity All REIT Capped Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2024 to June 30, 2024, the index was composed of 24.0% S&P 500 Index, 7.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 6.1% Russell 2000 Index, 2.61% Russell RAFI US Small Company Index, 12.13% MSCI EAFE Index (Net), 5.2% Russell RAFI Developed ex-US Large Company Index (Net), 3.33% Russell RAFI Developed ex-US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones Equity All REIT Capped Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 to February 29, 2024, the index was composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex-US Large Company Index (Net), 3.33% Russell RAFI Developed ex-US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones U.S. Select REIT Index, 16.0% Bloomberg US Aggregate Bond Index and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020 the index was composed of 28.0% S&P 500 Index, 14.0% Russell 2000 Index, 12.0% Russell RAFI US Large Company Index, 6.0% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex-US Large Company Index (Net), 3.33% Russell RAFI Developed ex-US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014 the index was composed of 40.0% S&P 500 Index, 20.0% Russell 2000 Index, 20.0% MSCI EAFE Index (Net), 15.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014,
36Schwab MarketTrack Portfolios | Investing in the Funds

the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 60.0% Dow Jones U.S. Total Stock Market Index, 20.0% MSCI EAFE Index (Net), 15.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding. The components that make up the composite may vary over time.
The Balanced Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation of the Schwab MarketTrack Balanced Portfolio. Effective July 1, 2024, the index is composed of 18.5% S&P 500® Index, 5.5% Russell 1000® Growth Index, 9.0% RAFI Fundamental High Liquidity US Large Index, 4.2% Russell 2000® Index, 1.8% RAFI Fundamental High Liquidity US Small Index, 9.1% MSCI EAFE Index (Net), 3.9% RAFI Fundamental High Liquidity Developed ex-US Large Index, 2.5% RAFI Fundamental High Liquidity Developed ex-US Small Index, 2.5% RAFI Fundamental High Liquidity Emerging Markets Index, 3.0% Dow Jones All REIT Capped Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2024 to June 30, 2024, the index was composed of 18.5% S&P 500 Index, 5.5% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 9.1% MSCI EAFE Index (Net), 3.9% Russell RAFI Developed ex-US Large Company Index (Net), 2.5% Russell RAFI Developed ex-US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones All REIT Capped Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 to February 29, 2024, the index was composed of 21.0% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex-US Large Company Index (Net), 2.5% Russell RAFI Developed ex-US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones U.S. Select REIT Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020 the index was composed of 21.0% S&P 500 Index, 10.5% Russell 2000 Index, 9.0% Russell RAFI US Large Company Index, 4.5% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex-US Large Company Index (Net), 2.5% Russell RAFI Developed ex-US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 35.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 30.0% S&P 500 Index, 15.0% Russell 2000 Index, 15.0% MSCI EAFE Index (Net), 35.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 45.0% Dow Jones U.S. Total Stock Market Index, 15.0% MSCI EAFE Index (Net), 35.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding. The components that make up the composite may vary over time.
The Conservative Composite Index is a custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation of the Schwab MarketTrack Conservative Portfolio. Effective July 1, 2024, the index is composed of 13.0% S&P 500® Index, 3.0% Russell 1000® Growth Index, 6.0% RAFI Fundamental High Liquidity US Large Index, 6.07% MSCI EAFE Index (Net), 2.8% Russell 2000® Index, 1.2% RAFI Fundamental High Liquidity US Small Index, 2.6% RAFI Fundamental High Liquidity Developed ex-US Large Index, 1.67% RAFI Fundamental High Liquidity Developed ex-US Small Index, 1.66% RAFI Fundamental High Liquidity Emerging Markets Index, 2.0% Dow Jones Equity All REIT Capped Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2024 to June 30, 2024, the index was composed of 13.0% S&P 500 Index, 3.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 6.07% MSCI EAFE Index (Net), 2.8% Russell 2000 Index, 1.2% Russell RAFI US Small Company Index, 2.6% Russell RAFI Developed ex-US Large Company Index (Net), 1.67% Russell RAFI Developed ex-US Small Company Index (Net), 1.66% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones Equity All REIT Capped Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 to February 29, 2024, the index was composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex-US Large Company Index (Net), 1.67% Russell RAFI Developed ex-US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones U.S. Select REIT Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020 the index was composed of 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI US Large Company Index, 3.0% Russell RAFI US Small Company Index, 4.67% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex-US Large Company Index (Net), 1.67% Russell RAFI Developed ex-US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 20.0% S&P 500 Index, 10.0% Russell 2000 Index, 10.0% MSCI EAFE Index (Net), 55.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 30.0% Dow Jones U.S. Total Stock Market Index, 10.0% MSCI EAFE Index (Net), 55.0% Bloomberg US Aggregate Bond Index and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding. The components that make up the composite may vary over time.
Schwab MarketTrack Portfolios | Investing in the Funds37

Prospectus | February 28, 2025
Schwab MarketTrack Portfolios

To Learn More
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year. In Form N-CSR, you will find the funds’ annual and semiannual financial statements.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. In addition, you may visit
www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The SAI, the funds’ annual and semiannual reports, the funds’ holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
Schwab Capital Trust 811‑07704	REG13757-33

Prospectus | February 28, 2025
Schwab Funds®

Schwab® Target Funds
Schwab® Target 2010 Fund	SWBRX
Schwab® Target 2015 Fund	SWGRX
Schwab® Target 2020 Fund	SWCRX
Schwab® Target 2025 Fund	SWHRX
Schwab® Target 2030 Fund	SWDRX
Schwab® Target 2035 Fund	SWIRX
Schwab® Target 2040 Fund	SWERX
Schwab® Target 2045 Fund	SWMRX
Schwab® Target 2050 Fund	SWNRX
Schwab® Target 2055 Fund	SWORX
Schwab® Target 2060 Fund	SWPRX
Schwab® Target 2065 Fund	SWQRX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Target Funds

Schwab® Target 2010 Fund
Ticker Symbol:	SWBRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.15
Acquired fund fees and expenses (AFFE)(1)	0.25
Total annual fund operating expenses	0.40
Less expense reduction	(0.15)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.25

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who retired at or about the year 2010 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities decreased and its allocation to fixed-income securities increased as the fund approached its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 34.5% equity securities, 62.3% fixed-income securities, and 3.2% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or

Schwab Target 2010 Fund | Fund Summary1

decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

2Schwab Target 2010 Fund | Fund Summary

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2010 Fund | Fund Summary3

Annual Total Returns (%) as of 12/31

Best Quarter: 9.36% Q2 2020
Worst Quarter: (8.62%) Q2 2022
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	7.37%	4.14%	4.56%
After taxes on distributions	5.24%	2.69%	3.27%
After taxes on distributions and sale of shares	5.05%	2.82%	3.18%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2010 Composite Index(1)	7.35%	4.20%	4.78%

(1)
The Target 2010 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2010 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 22.5% S&P 500 Index, 1.2% Russell Midcap® Index, 1.8% Russell 2000 Index, 7.6% MSCI EAFE Index (Net), 44.4% Bloomberg US Aggregate Bond Index, 2.5% FTSE EPRA/NAREIT Global Index (Net), 6.8% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.1% Bloomberg Global Aggregate ex-US Hedged Index, 8.1% Bloomberg US Government/Credit 1-5 Year Index, and 3.1% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab Target 2010 Fund | Fund Summary

Schwab® Target 2015 Fund
Ticker Symbol:	SWGRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.13
Acquired fund fees and expenses (AFFE)(1)	0.27
Total annual fund operating expenses	0.40
Less expense reduction	(0.13)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.27

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who retired at or about the year 2015 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities decreased and its allocation to fixed-income securities increased as the fund approached its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 39.0% equity securities, 58.4% fixed-income securities, and 2.6% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or

Schwab Target 2015 Fund | Fund Summary5

decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

6Schwab Target 2015 Fund | Fund Summary

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2015 Fund | Fund Summary7

Annual Total Returns (%) as of 12/31

Best Quarter: 9.91% Q2 2020
Worst Quarter: (9.18%) Q2 2022
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	7.91%	4.42%	4.76%
After taxes on distributions	5.57%	2.61%	3.01%
After taxes on distributions and sale of shares	5.61%	3.03%	3.26%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2015 Composite Index(1)	7.90%	4.53%	5.02%

(1)
The Target 2015 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2015 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 24.8% S&P 500 Index, 1.4% Russell Midcap® Index, 2.0% Russell 2000 Index, 8.8% MSCI EAFE Index (Net), 41.7% Bloomberg US Aggregate Bond Index, 2.8% FTSE EPRA/NAREIT Global Index (Net), 6.4% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 7.5% Bloomberg US Government/Credit 1-5 Year Index, and 2.5% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8Schwab Target 2015 Fund | Fund Summary

Schwab® Target 2020 Fund
Ticker Symbol:	SWCRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.03
Acquired fund fees and expenses (AFFE)(1)	0.28
Total annual fund operating expenses	0.31
Less expense reduction	(0.03)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.28

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who retired at or about the year 2020 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities decreased and its allocation to fixed-income securities increased as the fund approached its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 42.0% equity securities, 55.8% fixed-income securities, and 2.3% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or

Schwab Target 2020 Fund | Fund Summary9

decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

10Schwab Target 2020 Fund | Fund Summary

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2020 Fund | Fund Summary11

Annual Total Returns (%) as of 12/31

Best Quarter: 10.27% Q2 2020
Worst Quarter: (9.40%) Q2 2022
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	8.34%	4.60%	5.11%
After taxes on distributions	5.77%	2.70%	3.34%
After taxes on distributions and sale of shares	6.03%	3.17%	3.57%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2020 Composite Index(1)	8.26%	4.73%	5.42%

(1)
The Target 2020 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2020 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 26.2% S&P 500 Index, 1.5% Russell Midcap® Index, 2.1% Russell 2000 Index, 9.8% MSCI EAFE Index (Net), 39.9% Bloomberg US Aggregate Bond Index, 3.0% FTSE EPRA/NAREIT Global Index (Net), 6.1% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 7.1% Bloomberg US Government/Credit 1-5 Year Index, and 2.2% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12Schwab Target 2020 Fund | Fund Summary

Schwab® Target 2025 Fund
Ticker Symbol:	SWHRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
ther expenses	0.02
Acquired fund fees and expenses (AFFE)(1)	0.32
Total annual fund operating expenses	0.34
Less expense reduction	(0.02)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.32

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2025 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities decreased and its allocation to fixed-income securities increased as the fund approached its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or

Schwab Target 2025 Fund | Fund Summary13

decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

14Schwab Target 2025 Fund | Fund Summary

•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2025 Fund | Fund Summary15

Annual Total Returns (%) as of 12/31

Best Quarter: 13.11% Q2 2020
Worst Quarter: (12.51%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	8.80%	5.35%	5.84%
After taxes on distributions	6.53%	3.74%	4.26%
After taxes on distributions and sale of shares	6.16%	3.81%	4.20%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2025 Composite Index(1)	8.82%	5.56%	6.24%

(1)
The Target 2025 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2025 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 28.3% S&P 500 Index, 1.4% Russell Midcap® Index, 2.4% Russell 2000 Index, 11.8% MSCI EAFE Index (Net), 36.6% Bloomberg US Aggregate Bond Index, 3.3% FTSE EPRA/NAREIT Global Index (Net), 0.1% MSCI Emerging Markets Index (Net), 5.0% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.7% Bloomberg Global Aggregate ex-US Hedged Index, 6.3% Bloomberg US Government/Credit 1-5 Year Index, and 1.9% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16Schwab Target 2025 Fund | Fund Summary

Schwab® Target 2030 Fund
Ticker Symbol:	SWDRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.01
Acquired fund fees and expenses (AFFE)(1)	0.40
Total annual fund operating expenses	0.41
Less expense reduction	(0.01)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.40

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2030 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 58.8% equity securities, 39.6% fixed-income securities, and 1.6% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2030 Fund | Fund Summary17

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

18Schwab Target 2030 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2030 Fund | Fund Summary19

Annual Total Returns (%) as of 12/31

Best Quarter: 15.14% Q2 2020
Worst Quarter: (15.18%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	10.55%	6.38%	6.60%
After taxes on distributions	8.70%	4.85%	4.92%
After taxes on distributions and sale of shares	7.10%	4.68%	4.80%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2030 Composite Index(1)	10.67%	6.64%	7.06%

(1)
The Target 2030 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2030 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 35.0% S&P 500 Index, 1.6% Russell Midcap® Index, 3.6% Russell 2000 Index, 15.8% MSCI EAFE Index (Net), 27.2% Bloomberg US Aggregate Bond Index, 4.3% FTSE EPRA/NAREIT Global Index (Net), 0.9% MSCI Emerging Markets Index (Net), 1.8% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 4.0% Bloomberg Global Aggregate ex-US Hedged Index, 4.2% Bloomberg US Government/Credit 1-5 Year Index, and 1.5% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20Schwab Target 2030 Fund | Fund Summary

Schwab® Target 2035 Fund
Ticker Symbol:	SWIRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.02
Acquired fund fees and expenses (AFFE)(1)	0.45
Total annual fund operating expenses	0.47
Less expense reduction	(0.02)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.45

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2035 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 69.6% equity securities, 29.1% fixed-income securities, and 1.2% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2035 Fund | Fund Summary21

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

22Schwab Target 2035 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2035 Fund | Fund Summary23

Annual Total Returns (%) as of 12/31

Best Quarter: 16.68% Q2 2020
Worst Quarter: (17.23%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	11.75%	7.08%	7.12%
After taxes on distributions	10.56%	5.78%	5.64%
After taxes on distributions and sale of shares	7.50%	5.27%	5.28%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2035 Composite Index(1)	11.96%	7.41%	7.67%

(1)
The Target 2035 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2035 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 39.6% S&P 500 Index, 1.7% Russell Midcap® Index, 4.6% Russell 2000 Index, 18.7% MSCI EAFE Index (Net), 20.5% Bloomberg US Aggregate Bond Index, 5.0% FTSE EPRA/NAREIT Global Index (Net), 1.8% MSCI Emerging Markets Index (Net), 4.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.9% Bloomberg US Government/Credit 1-5 Year Index, and 1.2% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24Schwab Target 2035 Fund | Fund Summary

Schwab® Target 2040 Fund
Ticker Symbol:	SWERX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.01
Acquired fund fees and expenses (AFFE)(1)	0.49
Total annual fund operating expenses	0.50
Less expense reduction	(0.01)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.49

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2040 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 78.0% equity securities, 21.0% fixed-income securities, and 1.0% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2040 Fund | Fund Summary25

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

26Schwab Target 2040 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2040 Fund | Fund Summary27

Annual Total Returns (%) as of 12/31

Best Quarter: 17.97% Q2 2020
Worst Quarter: (18.95%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	12.78%	7.64%	7.56%
After taxes on distributions	11.39%	6.19%	5.86%
After taxes on distributions and sale of shares	8.36%	5.74%	5.60%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2040 Composite Index(1)	12.92%	8.00%	8.15%

(1)
The Target 2040 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2040 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 43.0% S&P 500 Index, 1.8% Russell Midcap® Index, 5.4% Russell 2000 Index, 21.0% MSCI EAFE Index (Net), 14.7% Bloomberg US Aggregate Bond Index, 5.6% FTSE EPRA/NAREIT Global Index (Net), 2.7% MSCI Emerging Markets Index (Net), 3.0% Bloomberg Global Aggregate ex-US Hedged Index, 2.8%, 1.9% Bloomberg US Government/Credit 1-5 Year Index, and 0.9% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2012.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28Schwab Target 2040 Fund | Fund Summary

Schwab® Target 2045 Fund
Ticker Symbol:	SWMRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.03
Acquired fund fees and expenses (AFFE)(1)	0.52
Total annual fund operating expenses	0.55
Less expense reduction	(0.03)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.52

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2045 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 85.0% equity securities, 14.2% fixed-income securities, and 0.8% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2045 Fund | Fund Summary29

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

30Schwab Target 2045 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2045 Fund | Fund Summary31

Annual Total Returns (%) as of 12/31

Best Quarter: 19.22% Q2 2020
Worst Quarter: (20.48%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	13.40%	8.09%	7.88%
After taxes on distributions	12.52%	6.94%	6.61%
After taxes on distributions and sale of shares	8.46%	6.15%	6.01%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2045 Composite Index(1)	13.69%	8.49%	8.53%

(1)
The Target 2045 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2045 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 45.7% S&P 500 Index, 1.9% Russell Midcap® Index, 6.2% Russell 2000 Index, 22.9% MSCI EAFE Index (Net), 9.7% Bloomberg US Aggregate Bond Index, 6.0% FTSE EPRA/NAREIT Global Index (Net), 3.6% MSCI Emerging Markets Index (Net), 2.0% Bloomberg Global Aggregate ex-US Hedged Index, 1.2% Bloomberg US Government/Credit 1-5 Year Index, and 0.7% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32Schwab Target 2045 Fund | Fund Summary

Schwab® Target 2050 Fund
Ticker Symbol:	SWNRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.03
Acquired fund fees and expenses (AFFE)(1)	0.55
Total annual fund operating expenses	0.58
Less expense reduction	(0.03)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.55

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2050 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 90.1% equity securities, 9.2% fixed-income securities, and 0.6% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2050 Fund | Fund Summary33

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

34Schwab Target 2050 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2050 Fund | Fund Summary35

Annual Total Returns (%) as of 12/31

Best Quarter: 19.89% Q2 2020
Worst Quarter: (21.26%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	13.93%	8.42%	8.10%
After taxes on distributions	13.05%	7.20%	6.81%
After taxes on distributions and sale of shares	8.86%	6.42%	6.20%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2050 Composite Index(1)	14.17%	8.78%	8.74%

(1)
The Target 2050 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2050 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 47.0% S&P 500 Index, 1.9% Russell Midcap® Index, 6.9% Russell 2000 Index, 24.1% MSCI EAFE Index (Net), 6.4% Bloomberg US Aggregate Bond Index, 6.4% FTSE EPRA/NAREIT Global Index (Net), 4.5% MSCI Emerging Markets Index (Net), 1.4% Bloomberg Global Aggregate ex-US Hedged Index, 0.8% Bloomberg US Government/Credit 1-5 Year Index, and 0.6% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36Schwab Target 2050 Fund | Fund Summary

Schwab® Target 2055 Fund
Ticker Symbol:	SWORX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.04
Acquired fund fees and expenses (AFFE)(1)	0.56
Total annual fund operating expenses	0.60
Less expense reduction	(0.04)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.56

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2055 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 93.0% equity securities, 6.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2055 Fund | Fund Summary37

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

38Schwab Target 2055 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2055 Fund | Fund Summary39

Annual Total Returns (%) as of 12/31

Best Quarter: 20.32% Q2 2020
Worst Quarter: (21.86%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	10 Years
Before taxes	14.07%	8.49%	8.18%
After taxes on distributions	13.18%	7.32%	6.92%
After taxes on distributions and sale of shares	8.98%	6.49%	6.28%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	12.48%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	1.35%
Target 2055 Composite Index(1)	14.43%	8.94%	8.88%

(1)
The Target 2055 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2055 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 47.8% S&P 500 Index, 2.0% Russell Midcap® Index, 7.3% Russell 2000 Index, 24.8% MSCI EAFE Index (Net), 4.5% Bloomberg US Aggregate Bond Index, 6.5% FTSE EPRA/NAREIT Global Index (Net), 5.0% MSCI Emerging Markets Index (Net), 1.0% Bloomberg Global Aggregate ex-US Hedged Index, 0.6% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

40Schwab Target 2055 Fund | Fund Summary

Schwab® Target 2060 Fund
Ticker Symbol:	SWPRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.10
Acquired fund fees and expenses (AFFE)(1)	0.58
Total annual fund operating expenses	0.68
Less expense reduction	(0.10)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.58

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2060 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 95.0% equity securities, 4.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2060 Fund | Fund Summary41

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

42Schwab Target 2060 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2060 Fund | Fund Summary43

Annual Total Returns (%) as of 12/31

Best Quarter: 20.90% Q2 2020
Worst Quarter: (22.45%) Q1 2020
Average Annual Total Returns as of 12/31/24
	1 Year	5 Years	Since Inception (8/25/16)
Before taxes	14.30%	8.62%	9.42%
After taxes on distributions	13.51%	7.62%	8.38%
After taxes on distributions and sale of shares	9.08%	6.63%	7.37%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	13.78%	14.01%
Bloomberg US Aggregate Bond Index	1.25%	(0.33%)	0.87%
Target 2060 Composite Index(1)	14.64%	9.10%	10.04%

(1)
The Target 2060 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2060 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 48.3% S&P 500® Index, 2.0% Russell Midcap® Index, 7.6% Russell 2000® Index, 25.4% MSCI EAFE Index (Net), 2.9% Bloomberg US Aggregate Bond Index, 6.7% FTSE EPRA/NAREIT Global Index (Net), 5.5% MSCI Emerging Markets Index (Net), 0.7% Bloomberg Global Aggregate ex-US Hedged Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2016.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2018.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44Schwab Target 2060 Fund | Fund Summary

Schwab® Target 2065 Fund
Ticker Symbol:	SWQRX

Investment Objective

The fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.34
Acquired fund fees and expenses (AFFE)(1)	0.58
Total annual fund operating expenses	0.92
Less expense reduction	(0.34)
Total annual fund operating expenses (including AFFE) after expense reduction(2)	0.58

(1)
AFFE reflect fees and expenses incurred indirectly by the fund through its investments in the underlying funds. The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund’s “Financial Highlights” that include only the fund’s direct operating expenses and not AFFE.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. This agreement is limited to the fund’s direct operating expenses and does not apply to AFFE.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies

The fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). The fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund is managed based on the specific retirement date (target date) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely would stop making new investments in the fund. The fund is designed for an investor who anticipates retiring at or about the year 2065 and plans to withdraw the value of the investor’s account in the fund gradually after retirement. As described below, the adviser will continue to modify the fund’s target asset allocation for 20 years beyond the target date.
The fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. In general, the fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target date. The fund’s asset allocation, as of February 1, 2025 (the most recent annual adjustment of the fund’s target asset allocations), was approximately 97.0% equity securities, 2.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At the stated target date, the fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). The fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. At such time, the fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of the fund’s target asset allocation, the adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations, including, but not limited to, market trends, its

Schwab Target 2065 Fund | Fund Summary45

outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes.” For example, the style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed-income securities and money market securities. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

You may experience losses in the fund, including losses before, at, or after the target date. There is no guarantee that the fund will be able to achieve its objective or provide adequate income at and through your retirement.
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective. The fund is not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether the fund is an appropriate investment in light of their current financial position and retirement needs.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions.
In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•
Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•
Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.

•
Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

46Schwab Target 2065 Fund | Fund Summary

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

?
•
Money Market Fund Risk. The fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

•
ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.

•
Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.

•
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

•
Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility and cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.

•
Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.

•
Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund and the underlying funds, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows the fund’s investment results for the prior calendar year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two broad-based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Schwab Target 2065 Fund | Fund Summary47

Annual Total Returns (%) as of 12/31

Best Quarter: 11.12% Q4 2023
Worst Quarter: (15.41%) Q2 2022
Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (2/25/21)
Before taxes	14.39%	6.36%
After taxes on distributions	13.66%	5.40%
After taxes on distributions and sale of shares	9.11%	4.77%
Comparative Indices (reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	23.88%	11.69%
Bloomberg US Aggregate Bond Index	1.25%	(1.51%)
Target 2065 Composite Index(1)	14.81%	7.32%

(1)
The Target 2065 Composite Index is a custom blended index developed by Schwab Asset Management based on the Target 2065 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the composite is derived using the following portion allocations: 48.7% S&P 500® Index, 2.1% Russell Midcap® Index, 7.8% Russell 2000® Index, 25.8% MSCI EAFE Index (Net),1.5% Bloomberg US Aggregate Bond Index, 6.8% FTSE EPRA/NAREIT Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 0.5% Bloomberg Global Aggregate ex-US Hedged Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. Prior to February 1, 2024, the index had a different composition. See “Additional Information About the Funds’ Composite Indices” for additional detail.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2021.
Drew Hayes, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2023.
Patrick Kwok, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2021.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

48Schwab Target 2065 Fund | Fund Summary

About the Funds

The Schwab Target Funds (the funds) are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the funds invest in other mutual funds or ETFs (the underlying funds), each fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.
Each fund is designed for an investor who anticipates retiring at or about the specific retirement date (target date) included in its name and plans to withdraw the value of the investor’s account in the fund gradually after retirement. These funds gradually decrease their equity holdings and increase fixed-income holdings as the target date approaches and beyond, becoming more conservative over time. This rebalancing over time is often referred to as the glide path of the fund. The glide path is a pre-set investment schedule that reallocates risk based on an investor’s target date. Please see the fund’s glide path in the “Fund details” section.
Each fund is managed based on the target date included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in a fund would plan to retire and likely would stop making new investments in the fund. The target date included in a fund’s name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.
The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.
Investor Profile
The funds are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor’s assets prior to, and continuing after, the investor’s retirement. The main component of the investment program is the funds’ ongoing reallocation of the investor’s assets among various asset classes, including equities, fixed-income securities and cash and cash equivalents (including money market funds). In particular, the funds are designed for investors who are saving for retirement.
Who may want to invest in the funds?
The funds may be a suitable investment for investors:
•
seeking an investment whose asset allocation mix becomes more conservative over time

•
seeking funds that combine the potential for capital appreciation and income

•
seeking the convenience of funds that allocate their assets among both equity and fixed-income investments

Who may not want to invest in the funds?
The funds may not be suitable for investors:
•
seeking to invest for a short period of time

•
uncomfortable with fluctuations in the value of their investment

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seeking to use the funds for educational savings accounts

The funds are designed to be an integral part of an investor’s overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs and your sources of income all should be considered when you choose your overall retirement strategy.
Schwab Target Funds | About the Funds49

Fund Details

There can be no assurance that the funds will achieve their objectives. Except as explicitly described otherwise, the investment strategies and policies of each fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in each fund are summarized in the fund summaries at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the funds, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, each fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies” and “Investments, Securities and Risks” sections in the Statement of Additional Information (SAI).
Investment Objectives, Strategies and Risks

Schwab Target Funds
Investment Objective
Each fund seeks to provide capital appreciation and income consistent with its current asset allocation.
Principal Investment Strategies of the Funds
Each fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. Each fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs (referred to herein as unaffiliated funds and, together with Schwab mutual funds and Schwab ETFs, the underlying funds). Each fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. For each of the funds, the target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy, in accordance with a predetermined “glide path” illustrated below under the “Asset Allocation and Investment Strategies” section. However, the investment adviser reserves the right to modify a fund’s target asset allocations from time to time should, in the investment adviser’s discretion, circumstances warrant a change. In general, each fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target retirement date. At the stated target date, each fund’s allocation will be approximately 44.0% equity securities, 54.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). Each fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date at which time each fund’s asset allocation will remain fixed at approximately 28.0% equity securities, 68.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds).
In addition to the strategic annual adjustment of each fund’s target asset allocation, the adviser may adjust each fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, each fund will have exposure to one or more “style classes.” The style classes include domestic large-cap equity, domestic mid-cap equity, domestic small-cap equity, global real estate and international equity. The adviser may adjust a fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class and the style classes’ performance in various market conditions. Accordingly, a fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed-income securities, cash and cash equivalents (including money market securities).
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.
50Schwab Target Funds | Fund Details

Asset Allocation and Investment Strategies
Each fund invests in a combination of underlying funds. Each fund’s target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and cash and cash equivalents (including money market securities). As set forth below, each fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.
The following chart shows each fund’s target asset allocation among the various asset classes as of February 1, 2025. The allocations may not add to 100% due to rounding.
Target Asset Allocation*
Asset Class	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund
Equity Securities	34.5%	39.0%	42.0%	44.0%	58.8%	69.6%
Fixed-Income Securities	62.3%	58.4%	55.8%	54.0%	39.6%	29.1%
Cash and Cash Equivalents (Including Money Market Funds)	3.2%	2.6%	2.3%	2.0%	1.6%	1.2%
Target Asset Allocation*
Asset Class	Schwab Target 2040 Fund	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund	Schwab Target 2065 Fund
Equity Securities	78.0%	85.0%	90.1%	93.0%	95.0%	97.0%
Fixed-Income Securities	21.0%	14.2%	9.2%	6.5%	4.5%	2.5%
Cash and Cash Equivalents (Including Money Market Funds)	1.0%	0.8%	0.6%	0.5%	0.5%	0.5%
*
Market appreciation or depreciation may cause a fund’s actual asset allocation to vary temporarily from the fund’s target asset allocation.
As shown above, the portfolios of the funds with an earlier target retirement date are more heavily allocated to fixed-income securities and money market funds; therefore these funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities.
The target asset allocations of the funds have been developed with two general rules of investing in mind:
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Higher investment returns are generally accompanied by a higher risk of losing money. Put another way, the greater an investment’s potential return, the greater its potential loss. For example, equity securities generally provide long-term returns that are superior to fixed-income securities, although their returns have tended to be more volatile in the short-term.

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Because their investments have more time to recover from losses, investors with longer time horizons generally have a higher risk tolerance.

For these reasons, the target asset allocations of the funds are expected to vary over time as your investment horizon changes.
Over time, the target allocation to asset classes will change according to a predetermined “glide path,” as illustrated in the following graph. As the glide path shows, each fund’s asset mix becomes more conservative as time elapses – both prior to and after the target retirement date. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. The funds’ actual asset allocations may differ from the allocations shown in the illustration. Once a fund reaches its most conservative planned allocation, approximately 20 years after its target date, its allocation to equity securities will remain fixed at approximately 28.0% in equity securities, 68.0% in fixed-income securities, and 4.0% in cash and cash equivalents (including money market securities). The adviser reserves the right to modify the glide path from time to time should circumstances warrant.
Schwab Target Funds | Fund Details51

Target Glide Path

Differences in the performance of underlying funds and the size and frequency of purchase and redemption orders may affect a fund’s actual allocations.
More Information About Principal Investment Risks
The funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the funds’ asset allocation strategies. In general, a fund with a later target date is expected to be more volatile than a fund with an earlier target date.
Each fund is subject to risks, any of which could cause an investor to lose money. Principal risks of the funds include:
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist. For example, the investment adviser’s decisions to cause a fund to purchase or redeem shares of an affiliated underlying fund could be influenced by its belief that an affiliated underlying fund may benefit from additional assets or that it is in the best interests of the affiliated underlying fund to limit purchases of shares of the underlying fund. In such cases, the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and a fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
ETF Risk. ETFs generally are investment companies whose shares are bought and sold on a securities exchange. A fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
52Schwab Target Funds | Fund Details

Operational Risk. Each fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. Each fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Underlying Fund Investment Risk. The value of an investment in a fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance, expenses and risks of the underlying funds in which it invests. Before investing in a fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will depend on the fund’s overall asset allocation and underlying fund allocation.
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Investment Risk. An investment in the underlying funds is not a bank deposit. The funds’ investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. A fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

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Market Segment Risk. The underlying funds invest their assets in accordance with their own distinct investment objectives. As a result, the performance of an underlying fund will correlate directly with the performance of the particular segment of the stock or bond market that the fund invests in (e.g., large-cap securities, small-cap securities, foreign securities, fixed-income securities or dividend-paying common stocks). This may cause the underlying fund to underperform funds that do not similarly restrict their investments to a particular market segment.

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Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause these underlying funds to underperform other funds with a similar investment objective.

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Equity Risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.

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Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.

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Large-Cap Company Risk. Large-cap companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

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Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

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Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may

Schwab Target Funds | Fund Details53

move sharply, especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
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ETF Risk. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.

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Convertible Securities Risk. Certain of the underlying funds may invest in convertible securities. Convertible securities have the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by the credit standing of the issuer and changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The price of a convertible security is also subject to the same types of market and issuer risks as the underlying common stock because of the conversion or exercise feature.

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Growth Investing Risk. Certain of the underlying funds pursue a “growth style” of investing. Growth investing focuses on a company’s prospects for growth of revenue and earnings. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks. Since growth companies usually invest a high portion of earnings in their business, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

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Value Investing Risk. Certain of the underlying funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If an underlying fund’s investment adviser’s (or sub-adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the underlying fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

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Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, an underlying fund’s yield (and total return) also may be low or the underlying fund may be unable to maintain positive returns. Changes or the anticipation of changes in interest rates also may affect an underlying fund’s share price: a rise in interest rates generally causes an underlying fund’s share price to fall. This risk is greater when an underlying fund holds fixed-income securities with longer maturities. The longer an underlying fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, an underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Economic conditions and other factors, including a central bank’s monetary policy, may result in changes in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which an underlying fund invests. Rising interest rates may decrease liquidity in the fixed-income securities markets, making it more difficult for an underlying fund to sell its fixed-income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of an underlying fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. To the extent that the investment adviser of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of fixed-income securities and tend to react to changes in “real” interest rates.
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Credit Risk. A decline in the credit quality of an issuer or guarantor of a portfolio investment could cause an underlying fund to lose money or underperform. An underlying fund could lose money if, due to a decline in credit quality, the issuer or guarantor of a portfolio investment fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause an underlying fund’s share price or yield to fall. Certain U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities

54Schwab Target Funds | Fund Details

an underlying fund owns do not extend to the shares of the underlying fund itself. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
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Prepayment and Extension Risk. Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Rising interest rates tend to extend the duration of certain fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund could exhibit additional volatility and hold securities paying lower-than-market rates of interest. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed-income securities sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at the lower prevailing interest rates. In addition, prepayments and subsequent reinvestments increase the underlying fund’s portfolio turnover rate. This is known as prepayment risk. Either situation could hurt an underlying fund’s performance.

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U.S. Government Securities Risk. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers such as the Federal Home Loan Banks (FHLB) maintain limited access to credit lines from the U.S. Treasury. Certain securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves. In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

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Inflation-Protected Security Risk. The value of inflation-protected securities, including Treasury Inflation-Protected Securities (TIPS), generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

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Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

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Money Market Fund Risk. In addition to the risks discussed under “Investment Risk” above, an investment by a fund in an underlying money market fund has risks. A fund may invest in underlying money market funds that seek to maintain a stable $1.00 net asset value. Although an underlying money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. In addition, money market funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances.

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Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of an underlying fund’s investments and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, an underlying fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies

Schwab Target Funds | Fund Details55

may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund may also experience more rapid or extreme changes in value as compared to an underlying fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent an underlying fund’s investments in a single country or a limited number of countries represent a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the underlying fund’s price may be more volatile than the price of an underlying fund that is geographically diversified.
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Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.

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Currency Risk. An underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the underlying fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an underlying fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the underlying fund’s account. An underlying fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.

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Real Estate Investment Risk. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and a fund’s investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by a fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; the attractiveness, type and location of property; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn; increasing competition, including for real estate and related services and technology; reduced demand for commercial and office space along with increased maintenance or tenant improvement costs to convert properties for other uses; increases in property taxes and operating expenses; changes in zoning regulations and related costs; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values; and changes in interest rates. In addition, the real estate industry has historically been sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. If the fund’s real estate-related investments are concentrated in one geographic area or in one property type, the fund will be particularly subject to the risks associated with that area or property type or related real estate conditions.

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Real Estate Investment Trusts (REITs) Risk. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency,

56Schwab Target Funds | Fund Details

defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses. REITs may be more volatile and/or more illiquid than other types of securities.
•
Short Sales Risk. Certain underlying funds may engage in short sales, which are transactions in which the underlying fund sells a security it does not own. To complete a short sale, an underlying fund must borrow the security to deliver to the buyer. The underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund and the underlying fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security.

•
Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, forward contracts and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk, management risk, and operational risk are discussed elsewhere in this prospectus. An underlying fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. An underlying fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that a fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
•
Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. In a reverse repurchase agreement, an underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on an underlying fund. The use of leverage may cause an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

•
Non-Diversification Risk. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.

•
Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. An underlying fund will also bear the risk of any decline in value of securities acquired with cash collateral. An underlying fund may pay lending fees to a party arranging the loan.

Schwab Target Funds | Fund Details57

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•
Tracking Error and Correlation Risk. Certain underlying funds seek to track the performance of their respective indices, although they may not be successful in doing so. The divergence between the performance of an underlying fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, an underlying fund may not invest in certain securities in its index, match the securities’ weighting to the index, or the underlying fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. An underlying fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In certain circumstances, the underlying fund may value individual securities based on fair value prices developed using methods approved by the underlying fund’s board of trustees. To the extent the underlying fund calculates its NAV based on fair value prices, the underlying fund’s performance may diverge from that of its index. In addition, cash flows into and out of an underlying fund, timing variations, operating expenses and trading costs all affect the ability of the underlying fund to match the performance of its index, because the index does not have to manage cash flows and does not incur any costs. Lastly, differences between an underlying fund’s portfolio and its index resulting from legal restrictions (such as diversification requirements) that apply to the underlying fund but not to the index impact correlation between the performance of the fund and that of its index.

•
Investment Style Risk. An underlying fund’s investment style may impact the performance of a fund. For example, an underlying fund may invest in accordance with an indexing investment style, causing the underlying fund to follow the performance of an index during upturns as well as downturns. In addition, an underlying fund may have an investment style that favors certain types of investments over others. As a result, such an underlying fund may underperform funds that do not limit their investments to the particular type of investment.

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•
Index-Related Risk. An index provider does not provide any warranty as to the timeliness, accuracy or completeness of any data relating to an index. Errors relating to an index, including index data, computations and/or construction, may occur from time to time and may not be identified by an index provider for a period of time or at all. Losses resulting from index errors may be borne by an underlying fund and its shareholders. In addition, there can be no guarantee that the index will operate as intended during volatile market conditions or over the course of a full market cycle.

In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule which may result in the index and, in turn, the underlying fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
•
Multi-Manager Risk. Certain of the underlying funds utilize a multi-manager approach to investing. Although the investment adviser monitors and seeks to coordinate the overall management of these underlying funds, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the exposure of these underlying funds to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the underlying funds had a single manager.

•
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, an underlying fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of an underlying fund to meet redemption requests within the required time period. In order to meet such redemption requests, the underlying fund may be forced to sell securities at inopportune times or prices.

•
High-Yield Risk. Underlying funds that invest in high-yield securities and unrated securities of similar credit quality (junk bonds) may be subject to greater levels of credit and liquidity risk than underlying funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High-yield securities may be more volatile than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an underlying fund may lose its entire investment. Because of the risks involved in investing in high-yield securities, an investment in an underlying fund that invests in such securities should be considered speculative.

•
Variable Interest Entities Risk. An underlying fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as an underlying fund) is prohibited. To facilitate indirect non-Chinese investment,

58Schwab Target Funds | Fund Details

many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as an underlying fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects an underlying fund to the risks associated with the underlying China-based operating company. In addition, an underlying fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of an underlying fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the underlying fund.
Risk Spectrum
Each fund has a different level of risk and the amount of risk is relative to the time horizon included in its name. Funds with earlier target retirement dates will tend to be less risky and have lower expected returns than the funds with later target retirement dates. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each fund.
Portfolio Holdings

The funds may make various types of portfolio securities information available to shareholders. The funds post a detailed list of the securities held by each fund at www.schwabassetmanagement.com/prospectus (under “Portfolio Holdings”) as of month end. This list is generally posted approximately 15-20 days after the end of the month and remains posted for at least six months. The funds also post in the
Schwab Target Funds | Fund Details59

fund summary section of the funds’ website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of the calendar quarter or month. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI.
60Schwab Target Funds | Fund Details

Financial Highlights

This section provides further details about each fund’s financial history for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The information has been audited by the funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in each fund’s annual holdings and financial statements, which are included in each fund’s Form N-CSR (see back cover).
Schwab Target 2010 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$12.19	$12.23	$15.21	$13.76	$13.57
Income (loss) from investment operations:
Net investment income (loss)(1)	0.40	0.35	0.28	0.22	0.27
Net realized and unrealized gains (losses)	1.73	0.16	(2.55)	1.61	0.57
Total from investment operations	2.13	0.51	(2.27)	1.83	0.84
Less distributions:
Distributions from net investment income	(0.38)	(0.30)	(0.30)	(0.27)	(0.34)
Distributions from net realized gains	(0.18)	(0.25)	(0.41)	(0.11)	(0.31)
Total distributions	(0.56)	(0.55)	(0.71)	(0.38)	(0.65)
Net asset value at end of period	$13.76	$12.19	$12.23	$15.21	$13.76
Total return	17.77%	4.24%	(15.69%)	13.46%	6.38%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.15%	0.14%	0.14%(3)	0.12%	0.14%
Net investment income (loss)	3.04%	2.76%	2.04%	1.50%	2.03%
Portfolio turnover rate	11%	14%	24%	21%	27%
Net assets, end of period (x 1,000)	$42,809	$43,307	$46,359	$65,477	$55,507
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Target Funds | Financial Highlights61

Schwab Target 2015 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$10.29	$10.48	$13.36	$12.18	$12.07
Income (loss) from investment operations:
Net investment income (loss)(1)	0.33	0.29	0.23	0.19	0.25
Net realized and unrealized gains (losses)	1.54	0.17	(2.24)	1.54	0.50
Total from investment operations	1.87	0.46	(2.01)	1.73	0.75
Less distributions:
Distributions from net investment income	(0.31)	(0.26)	(0.28)	(0.24)	(0.31)
Distributions from net realized gains	(0.34)	(0.39)	(0.59)	(0.31)	(0.33)
Total distributions	(0.65)	(0.65)	(0.87)	(0.55)	(0.64)
Net asset value at end of period	$11.51	$10.29	$10.48	$13.36	$12.18
Total return	18.62%	4.53%	(16.15%)	14.54%	6.41%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.13%	0.12%	0.11%(3)	0.08%	0.10%
Net investment income (loss)	2.94%	2.71%	1.97%	1.47%	2.07%
Portfolio turnover rate	9%	7%	19%	14%	15%
Net assets, end of period (x 1,000)	$48,628	$49,402	$57,879	$81,399	$77,274
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

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Schwab Target 2020 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$12.38	$12.55	$16.14	$14.55	$14.46
Income (loss) from investment operations:
Net investment income (loss)(1)	0.38	0.34	0.28	0.23	0.30
Net realized and unrealized gains (losses)	1.95	0.24	(2.72)	1.94	0.58
Total from investment operations	2.33	0.58	(2.44)	2.17	0.88
Less distributions:
Distributions from net investment income	(0.38)	(0.31)	(0.35)	(0.29)	(0.36)
Distributions from net realized gains	(0.53)	(0.44)	(0.80)	(0.29)	(0.43)
Total distributions	(0.91)	(0.75)	(1.15)	(0.58)	(0.79)
Net asset value at end of period	$13.80	$12.38	$12.55	$16.14	$14.55
Total return	19.39%	4.68%	(16.35%)	15.27%	6.33%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.03%	0.03%	0.03%(3)	0.02%	0.02%
Net investment income (loss)	2.88%	2.67%	1.97%	1.47%	2.13%
Portfolio turnover rate	8%	7%	17%	10%	17%
Net assets, end of period (x 1,000)	$317,158	$323,339	$383,963	$531,012	$525,444
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Target Funds | Financial Highlights63

Schwab Target 2025 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$13.40	$13.43	$17.30	$14.81	$14.74
Income (loss) from investment operations:
Net investment income (loss)(1)	0.41	0.35	0.27	0.22	0.31
Net realized and unrealized gains (losses)	2.28	0.37	(3.09)	2.74	0.55
Total from investment operations	2.69	0.72	(2.82)	2.96	0.86
Less distributions:
Distributions from net investment income	(0.38)	(0.30)	(0.39)	(0.28)	(0.35)
Distributions from net realized gains	(0.35)	(0.45)	(0.66)	(0.19)	(0.44)
Total distributions	(0.73)	(0.75)	(1.05)	(0.47)	(0.79)
Net asset value at end of period	$15.36	$13.40	$13.43	$17.30	$14.81
Total return	20.57%	5.46%	(17.39%)	20.25%	5.98%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.02%	0.02%	0.03%(3)	0.02%	0.02%
Net investment income (loss)	2.78%	2.53%	1.82%	1.33%	2.14%
Portfolio turnover rate	12%	10%	19%	16%	16%
Net assets, end of period (x 1,000)	$447,612	$445,714	$494,852	$662,236	$571,738
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

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Schwab Target 2030 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$14.36	$14.39	$18.88	$15.67	$15.79
Income (loss) from investment operations:
Net investment income (loss)(1)	0.40	0.33	0.27	0.22	0.33
Net realized and unrealized gains (losses)	2.93	0.58	(3.53)	3.54	0.57
Total from investment operations	3.33	0.91	(3.26)	3.76	0.90
Less distributions:
Distributions from net investment income	(0.37)	(0.29)	(0.45)	(0.27)	(0.37)
Distributions from net realized gains	(0.30)	(0.65)	(0.78)	(0.28)	(0.65)
Total distributions	(0.67)	(0.94)	(1.23)	(0.55)	(1.02)
Net asset value at end of period	$17.02	$14.36	$14.39	$18.88	$15.67
Total return	23.59%	6.52%	(18.51%)	24.38%	5.81%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.01%	0.01%	0.02%(3)	0.01%	0.02%
Net investment income (loss)	2.47%	2.26%	1.65%	1.21%	2.15%
Portfolio turnover rate	12%	9%	16%	14%	13%
Net assets, end of period (x 1,000)	$987,569	$884,929	$901,007	$1,166,390	$965,288
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Target Funds | Financial Highlights65

Schwab Target 2035 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$14.49	$14.51	$19.05	$15.34	$15.46
Income (loss) from investment operations:
Net investment income (loss)(1)	0.37	0.31	0.25	0.20	0.31
Net realized and unrealized gains (losses)	3.30	0.70	(3.73)	3.99	0.53
Total from investment operations	3.67	1.01	(3.48)	4.19	0.84
Less distributions:
Distributions from net investment income	(0.34)	(0.27)	(0.48)	(0.24)	(0.34)
Distributions from net realized gains	(0.20)	(0.76)	(0.58)	(0.24)	(0.62)
Total distributions	(0.54)	(1.03)	(1.06)	(0.48)	(0.96)
Net asset value at end of period	$17.62	$14.49	$14.51	$19.05	$15.34
Total return	25.75%	7.22%	(19.41%)	27.76%	5.51%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.02%	0.02%	0.03%(3)	0.02%	0.03%
Net investment income (loss)	2.22%	2.06%	1.55%	1.11%	2.06%
Portfolio turnover rate	11%	10%	13%	14%	12%
Net assets, end of period (x 1,000)	$607,476	$498,614	$482,594	$612,195	$476,911
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

66Schwab Target Funds | Financial Highlights

Schwab Target 2040 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$15.26	$15.33	$20.52	$16.24	$16.61
Income (loss) from investment operations:
Net investment income (loss)(1)	0.36	0.30	0.26	0.20	0.32
Net realized and unrealized gains (losses)	3.76	0.84	(4.10)	4.68	0.56
Total from investment operations	4.12	1.14	(3.84)	4.88	0.88
Less distributions:
Distributions from net investment income	(0.34)	(0.27)	(0.54)	(0.24)	(0.35)
Distributions from net realized gains	(0.30)	(0.94)	(0.81)	(0.36)	(0.90)
Total distributions	(0.64)	(1.21)	(1.35)	(0.60)	(1.25)
Net asset value at end of period	$18.74	$15.26	$15.33	$20.52	$16.24
Total return	27.49%	7.79%	(20.10%)	30.57%	5.31%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.01%	0.01%	0.02%(3)	0.01%	0.02%
Net investment income (loss)	2.02%	1.90%	1.49%	1.05%	2.01%
Portfolio turnover rate	10%	9%	10%	14%	10%
Net assets, end of period (x 1,000)	$1,182,019	$981,571	$959,722	$1,235,538	$985,325
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Target Funds | Financial Highlights67

Schwab Target 2045 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$13.59	$13.54	$17.97	$13.83	$13.88
Income (loss) from investment operations:
Net investment income (loss)(1)	0.29	0.24	0.22	0.16	0.25
Net realized and unrealized gains (losses)	3.57	0.83	(3.76)	4.36	0.46
Total from investment operations	3.86	1.07	(3.54)	4.52	0.71
Less distributions:
Distributions from net investment income	(0.29)	(0.23)	(0.49)	(0.18)	(0.28)
Distributions from net realized gains	(0.16)	(0.79)	(0.40)	(0.20)	(0.48)
Total distributions	(0.45)	(1.02)	(0.89)	(0.38)	(0.76)
Net asset value at end of period	$17.00	$13.59	$13.54	$17.97	$13.83
Total return	28.81%	8.24%	(20.76%)	33.13%	5.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.03%	0.04%	0.05%(3)	0.04%	0.05%
Net investment income (loss)	1.84%	1.73%	1.46%	0.96%	1.87%
Portfolio turnover rate	6%	5%	7%	12%	6%
Net assets, end of period (x 1,000)	$304,518	$234,114	$206,203	$252,294	$177,992
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

68Schwab Target Funds | Financial Highlights

Schwab Target 2050 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$13.79	$13.74	$18.48	$14.03	$14.03
Income (loss) from investment operations:
Net investment income (loss)(1)	0.28	0.24	0.22	0.16	0.25
Net realized and unrealized gains (losses)	3.76	0.89	(3.90)	4.66	0.45
Total from investment operations	4.04	1.13	(3.68)	4.82	0.70
Less distributions:
Distributions from net investment income	(0.29)	(0.23)	(0.53)	(0.17)	(0.27)
Distributions from net realized gains	(0.23)	(0.85)	(0.53)	(0.20)	(0.43)
Total distributions	(0.52)	(1.08)	(1.06)	(0.37)	(0.70)
Net asset value at end of period	$17.31	$13.79	$13.74	$18.48	$14.03
Total return	29.76%	8.62%	(21.22%)	34.83%	4.96%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.03%	0.04%	0.05%(3)	0.04%	0.06%
Net investment income (loss)	1.71%	1.66%	1.44%	0.93%	1.83%
Portfolio turnover rate	2%	5%	6%	19%	5%
Net assets, end of period (x 1,000)	$314,584	$235,323	$203,896	$245,059	$181,391
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Target Funds | Financial Highlights69

Schwab Target 2055 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$14.00	$13.97	$18.74	$14.11	$14.15
Income (loss) from investment operations:
Net investment income (loss)(1)	0.27	0.23	0.23	0.15	0.24
Net realized and unrealized gains (losses)	3.89	0.92	(4.05)	4.83	0.45
Total from investment operations	4.16	1.15	(3.82)	4.98	0.69
Less distributions:
Distributions from net investment income	(0.29)	(0.23)	(0.54)	(0.16)	(0.27)
Distributions from net realized gains	(0.23)	(0.89)	(0.41)	(0.19)	(0.46)
Total distributions	(0.52)	(1.12)	(0.95)	(0.35)	(0.73)
Net asset value at end of period	$17.64	$14.00	$13.97	$18.74	$14.11
Total return	30.16%	8.62%	(21.54%)	35.79%	4.86%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.04%	0.05%	0.07%(3)	0.06%	0.09%
Net investment income (loss)	1.65%	1.59%	1.43%	0.88%	1.78%
Portfolio turnover rate	4%	4%	4%	11%	6%
Net assets, end of period (x 1,000)	$220,761	$161,654	$135,741	$158,223	$107,401
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

70Schwab Target Funds | Financial Highlights

Schwab Target 2060 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20
Per-Share Data
Net asset value at beginning of period	$12.58	$12.26	$16.42	$12.21	$12.16
Income (loss) from investment operations:
Net investment income (loss)(1)	0.23	0.20	0.19	0.12	0.20
Net realized and unrealized gains (losses)	3.55	0.85	(3.61)	4.34	0.38
Total from investment operations	3.78	1.05	(3.42)	4.46	0.58
Less distributions:
Distributions from net investment income	(0.26)	(0.20)	(0.47)	(0.13)	(0.22)
Distributions from net realized gains	(0.20)	(0.53)	(0.27)	(0.12)	(0.31)
Total distributions	(0.46)	(0.73)	(0.74)	(0.25)	(0.53)
Net asset value at end of period	$15.90	$12.58	$12.26	$16.42	$12.21
Total return	30.55%	8.82%	(21.88%)	36.89%	4.73%
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(2)	0.00%	0.00%	0.00%(3)	0.00%	0.00%
Total expenses(2)	0.10%	0.15%	0.20%(3)	0.22%	0.41%
Net investment income (loss)	1.54%	1.51%	1.35%	0.80%	1.67%
Portfolio turnover rate	2%	4%	15%	11%	8%
Net assets, end of period (x 1,000)	$86,512	$54,261	$39,741	$40,077	$21,509
(1)
Calculated based on the average shares outstanding during the period.

(2)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Target Funds | Financial Highlights71

Schwab Target 2065 Fund

	11/1/23– 10/31/24	11/1/22– 10/31/23	11/1/21– 10/31/22	2/26/21(1)– 10/31/21
Per-Share Data
Net asset value at beginning of period	$8.94	$8.63	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(2)	0.15	0.12	0.11	0.03
Net realized and unrealized gains (losses)	2.56	0.61	(2.51)	1.30
Total from investment operations	2.71	0.73	(2.40)	1.33
Less distributions:
Distributions from net investment income	(0.18)	(0.13)	(0.30)	—
Distributions from net realized gains	(0.15)	(0.29)	—	—
Total distributions	(0.33)	(0.42)	(0.30)	—
Net asset value at end of period	$11.32	$8.94	$8.63	$11.33
Total return	30.80%	8.75%	(21.78%)	13.30%(3)
Ratios/Supplemental Data
Ratios to average net assets:
Net expenses(4)	0.00%	0.00%	0.00%(5)	0.00%(6)
Total expenses(4)	0.34%	0.70%	1.10%(5)	1.90%(6)
Net investment income (loss)	1.41%	1.32%	1.17%	0.35%(6)
Portfolio turnover rate	7%	4%	26%	34%(3)
Net assets, end of period (x 1,000)	$23,829	$12,391	$6,611	$4,489
(1)
Commencement of operations.

(2)
Calculated based on the average shares outstanding during the period.

(3)
Not annualized.

(4)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.

(5)
Ratio includes less than 0.005% of non-routine proxy expenses.

(6)
Annualized.

72Schwab Target Funds | Financial Highlights

The Funds’ Investments in Asset Classes and Sub-Asset Classes

Through each fund’s investments in its underlying funds, each fund aims to provide diversification across major asset classes as well as diversification across a range of sub-asset classes within the major asset classes. Each fund’s allocation to an asset or sub-asset class will change over time. The investment adviser may add or remove asset classes and sub-asset classes at any time without prior notice. For additional details regarding how the adviser determines the funds’ underlying fund and asset class allocations, please refer back to the “Principal Investment Strategies” section in the Fund Summary sections and the section “Fund Details: Investment Objectives, Strategies and Risks” in this prospectus.
The following chart provides a list of the asset classes and sub-asset classes and the target asset allocation as of February 1, 2025 (the most recent annual adjustment of the funds’ target asset allocations).
The allocations may not add to 100% due to rounding.
Major Asset Class	Sub-Asset Class	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund
U.S. Stocks	Large-Cap	21.89%	24.38%	25.94%	26.86%
	Mid-Cap	1.17%	1.33%	1.43%	1.50%
	Small-Cap	1.73%	1.93%	2.06%	2.14%
International Stocks	Developed	7.31%	8.59%	9.59%	10.43%
	Emerging Markets	0.00%	0.00%	0.00%	0.00%
Global Real Estate		2.42%	2.73%	2.94%	3.08%
Fixed Income	Intermediate-Term Bonds	45.10%	42.20%	40.23%	38.89%
	Short-Term Bonds	8.28%	7.61%	7.17%	6.89%
	Inflation-Protected Bonds	6.89%	6.47%	6.19%	6.00%
	International Bonds	2.03%	2.14%	2.19%	2.22%
Cash and Cash Equivalents (including Money Market Funds)		3.18%	2.63%	2.26%	2.00%
		100%	100%	100%	100%
Major Asset Class	Sub-Asset Class	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund	Schwab Target 2045 Fund
U.S. Stocks	Large-Cap	33.97%	39.02%	42.67%	45.59%
	Mid-Cap	1.53%	1.66%	1.76%	1.83%
	Small-Cap	3.35%	4.38%	5.24%	6.01%
International Stocks	Developed	15.20%	18.33%	20.76%	22.78%
	Emerging Markets	0.80%	1.71%	2.62%	3.53%
Global Real Estate		3.94%	4.52%	4.93%	5.26%
Fixed Income	Intermediate-Term Bonds	28.88%	21.42%	15.77%	10.67%
	Short-Term Bonds	4.56%	3.10%	2.11%	1.37%
	Inflation-Protected Bonds	2.32%	0.53%	0.00%	0.00%
	International Bonds	3.89%	4.09%	3.16%	2.19%
Cash and Cash Equivalents (including Money Market Funds)		1.56%	1.23%	0.98%	0.77%
		100%	100%	100%	100%
Major Asset Class	Sub-Asset Class	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund	Schwab Target 2065 Fund
U.S. Stocks	Large-Cap	47.25%	48.11%	48.67%	49.21%
	Mid-Cap	1.93%	1.99%	2.03%	2.07%
	Small-Cap	6.76%	7.19%	7.49%	7.80%
International Stocks	Developed	24.20%	24.99%	25.54%	26.07%
Schwab Target Funds | The Funds’ Investments in Asset Classes and Sub-Asset Classes73

Major Asset Class	Sub-Asset Class	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund	Schwab Target 2065 Fund
	Emerging Markets	4.51%	5.12%	5.57%	6.04%
Global Real Estate		5.48%	5.60%	5.70%	5.82%
Fixed Income	Intermediate-Term Bonds	6.92%	4.81%	3.24%	1.50%
	Short-Term Bonds	0.87%	0.62%	0.51%	0.50%
	Inflation-Protected Bonds	0.00%	0.00%	0.00%	0.00%
	International Bonds	1.46%	1.04%	0.75%	0.50%
Cash and Cash Equivalents (including Money Market Funds)		0.62%	0.54%	0.50%	0.50%
		100%	100%	100%	100%
For more detailed information, including portfolio holdings for each of the funds, please visit the funds’ website at www.schwabassetmanagement.com/prospectus.
74Schwab Target Funds | The Funds’ Investments in Asset Classes and Sub-Asset Classes

Description of Underlying Funds

The funds invest primarily in the underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of these underlying funds. The adviser may exclude one or more underlying funds from a fund’s asset allocation strategy at any given time. The adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The following chart provides a brief description of the investment objective and principal investment strategies of the funds’ current underlying funds. Additional information about the underlying funds is provided in each underlying fund’s prospectus.
Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS – DOMESTIC LARGE-CAP
Schwab® Core Equity Fund	Seeks long-term capital growth. The fund invests, under normal circumstances, at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. companies. The fund typically invests in common stocks of U.S. companies that have market capitalizations of approximately $500 million or more at the time of purchase. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.
Schwab® S&P 500 Index Fund	Seeks to track the total return of the S&P 500 Index. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks that are included in the S&P 500 Index.
Schwab® Fundamental U.S. Large Company Index Fund	Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight. The fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity US Large Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index.
Schwab® Select Large Cap Growth Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies. When selecting securities for the fund, the fund’s subadviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.
PGIM Jennison Growth Fund	Seeks long-term growth of capital. The fund seeks investments whose prices will increase over the long term. The fund normally invests at least 65% of the fund’s total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that it believes have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. The remainder of the fund’s portfolio may be invested in securities with market capitalizations below $1 billion, non-U.S. securities, cash, money market instruments, U.S. Government and agency securities, fixed income obligations, and mortgage-related securities.
Schwab Target Funds | The Funds’ Investments in Asset Classes and Sub-Asset Classes75

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS – DOMESTIC LARGE-CAP
Dodge & Cox Stock Fund	Seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. The fund invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, certain preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The fund may invest up to 20% of its total assets in securities of non-U.S. issuers that are not in the S&P 500 Index, provided that that no more than 5% of the Fund’s total assets may be invested in non-U.S. dollar denominated securities. The fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the fund typically invests in companies that, in the fund advisor’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth.
EQUITY FUNDS – DOMESTIC MID-CAP
Schwab® U.S. Mid-Cap Index Fund	Seeks to track the performance of a benchmark index that measures the total return of mid capitalization U.S. stocks. To pursue its goal, the fund generally invests in securities that are included in the Russell Midcap® Index. The fund attempts to replicate the Russell Midcap Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given security as the index does. However, when the investment adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the investment adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index, representing the smallest issuers in the Russell 1000 Index. The index is a float-adjusted market capitalization weighted index that reconstitutes annually. As of December 31, 2024, the index was composed of 808 stocks.
EQUITY FUNDS – DOMESTIC SMALL-CAP
Schwab® Small-Cap Equity Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. Small-cap equity securities generally are securities with market capitalizations within the universe of the Russell 2000® Index at the time of purchase by the fund. The market capitalization range of the Russell 2000 Index was $19 million to $11 billion, as of July 1, 2024 (the most recent index reconstitution date), and will change as market conditions change. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the Russell 2000 Index.
76Schwab Target Funds | The Funds’ Investments in Asset Classes and Sub-Asset Classes

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS – DOMESTIC SMALL-CAP
Driehaus Small Cap Growth Fund	Seeks to maximize capital appreciation. The fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small-capitalization (“small-cap”) companies. For purposes of the fund, the investment adviser considers a company to be a small cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2000® Growth Index. While the fund will invest primarily in the equity securities of U.S. small-cap companies, the fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. (such as American Depositary Receipts (“ADRs”) or substantially similar instruments that are based on foreign securities) or in securities of companies above the capitalization range of the Russell 2000 Growth Index.
EQUITY FUNDS – GLOBAL REAL ESTATE
Schwab® Global Real Estate Fund	Seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of real estate companies and companies related to the real estate industry. The fund may invest a significant portion of its total assets in real estate investment trusts (REITs) and other similar REIT-like structures. The fund does not invest directly in real estate.
EQUITY FUNDS – INTERNATIONAL
Schwab®International Opportunities Fund	Seeks long-term capital appreciation. The fund normally invests a substantial amount of its assets in equity securities of companies outside the United States and typically focuses on developed markets, but may invest in companies from emerging markets as well. The fund expects to invest in companies across all market capitalization ranges.
Schwab® International Core Equity Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The fund invests primarily in the stocks of publicly traded companies located in developed market countries excluding the United States, however, the fund may also invest in stocks issued by companies located in emerging markets. Developed market countries include, but are not limited to Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund considers any country that is not a developed market country to be an emerging market country. The fund typically invests a majority of its assets in the stocks of large-cap and mid-cap companies, but may invest a portion of its assets in small-cap companies. In addition, the portfolio managers seek to allocate the fund’s investments across different countries and geographic regions in an effort to manage the economic and socio-political risks associated with investing in a single country or limited number of countries. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the MSCI EAFE® Index.
Goldman Sachs Emerging Markets Equity Insights Fund	Seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in emerging country issuers. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European countries. Under normal circumstances, the fund maintains investments in at least six emerging countries. The portfolio management team uses two distinct strategies – a bottom-up stock selection strategy and a top-down country/currency selection strategy – to manage the fund. The fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The fund’s benchmark index is the MSCI Emerging Markets Standard Index (Net, USD, Unhedged).
Schwab Target Funds | The Funds’ Investments in Asset Classes and Sub-Asset Classes77

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS – INTERNATIONAL
Schwab® Fundamental International Equity Index Fund	Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight. The fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Developed ex US Large Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the index.
FIXED-INCOME FUNDS – INTERMEDIATE-TERM BOND
Schwab® U.S. Aggregate Bond Index Fund	Seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the broad U.S. investment-grade bond market. The fund generally invests in securities that are included in the Bloomberg US Aggregate Bond Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index, including to-be-announced or TBA transactions.
Loomis Sayles Investment Grade Bond Fund	Seeks high total investment return through a combination of current income and capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed-income securities. The fund may invest up to 15% of its assets in below investment grade fixed-income securities and may invest in fixed-income securities of any maturity. In connection with its principal investment strategies, the fund may invest up to 30% of its assets in U.S. dollar-denominated foreign securities, including emerging markets securities. The fund may also invest in U.S. dollar-denominated obligations of supranational entities without limit (e.g., the World Bank). The fund may also invest in corporate securities, U.S. government securities, commercial paper, zero-coupon securities, collateralized loan obligations, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations and other asset-backed securities, when-issued securities, convertible securities, Rule 144A securities and structured notes. The fund may also invest in futures, forward contracts and swaps (including credit default swaps) for hedging or investment purposes.
Baird Aggregate Bond Fund	Seeks an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Aggregate Bond Index. The fund normally invests at least 80% of its net assets in obligations of U.S. government and other public-sector entities, asset-backed and mortgage-backed obligations of U.S. and foreign issuers and corporate debt of U.S. and foreign issuers. The fund only invests in investment-grade debt obligations, rated at the time of purchase by at least one major rating agency or, if unrated, determined by the fund’s advisor to be investment grade. After purchase, a debt obligation may cease to be rated or may have its rating reduced below the minimum rating required by the fund for purchase. In such cases, the advisor will consider whether to continue to hold the debt obligation. The fund may hold debt obligations with a “D” or similar credit rating indicating at least a partial payment default.
Allspring Core Plus Bond Fund	Seeks total return, consisting of current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in debt securities; up to 35% of the fund’s total assets in debt securities that are below investment-grade; and up to 25% of the fund’s total assets in debt securities of foreign issuers, including emerging markets issuers and debt securities denominated in foreign currencies. The fund invests principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans, foreign sovereign debt, supranational agencies, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. The fund expects to maintain an overall portfolio dollar-weighted average effective duration that is within 1 year of that of the fund’s benchmark. The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, had a duration of 6.15 years, as of November 30, 2024.
78Schwab Target Funds | The Funds’ Investments in Asset Classes and Sub-Asset Classes

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
FIXED-INCOME FUNDS – SHORT-TERM BOND
Schwab® Short-Term Bond Index Fund	Seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. investment grade government related and corporate bonds with maturities between 1-5 years. The fund generally invests in securities that are included in the Bloomberg US Government/Credit 1-5 Year Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index.
FIXED-INCOME FUNDS – INFLATION-PROTECTED BOND
Schwab® Treasury Inflation Protected Securities Index Fund	Seeks to track as closely as possible, before fees and expenses, the total return of an index composed of inflation-protected U.S. Treasury securities. The fund generally invests in securities that are included in the Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM. The Index includes all publicly-issued treasury inflation-protected securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. The fund will generally seek to replicate the performance of the index by giving the same weight to a given security as the index does.
FIXED-INCOME FUNDS – INTERNATIONAL BOND
PIMCO International Bond Fund (U.S. Dollar-Hedged)
Seeks maximum total return, consistent with preservation of capital and prudent investment management. The fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The fund will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The fund’s adviser selects the fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Global Aggregate ex-USD (USD Hedged) Index, as calculated by the fund’s adviser, which as of May 31, 2024 was 6.93 years.
None of Pacific Investment Management Company LLC, PIMCO Investments LLC, PIMCO Funds, or the PIMCO International Bond Fund (U.S. Dollar-Hedged) make any representations regarding advisability of investing in the PIMCO International Bond Fund (U.S. Dollar-Hedged).

MONEY MARKET FUNDS
Schwab® Treasury Obligations Money Fund	Seeks current income consistent with stability of capital and liquidity. The fund will invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash and/or government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. Treasury obligations or repurchase agreements backed by such obligations (excluding cash).
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Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
MONEY MARKET FUNDS
Schwab® Government Money Fund	Seeks the highest current income consistent with stability of capital and liquidity. The fund will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, at least 80% of the fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash).
80Schwab Target Funds | The Funds’ Investments in Asset Classes and Sub-Asset Classes

Fund Management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of December 31, 2024, managed approximately $1.3 trillion in assets.
The investment adviser oversees the asset management and administration of the funds. The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the Schwab Funds that serve as underlying funds.
A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s 2024 annual holdings and financial statements, which are included in each fund’s Form N-CSR and covers the period of November 1, 2023 through October 31, 2024
Schwab Asset Management or its affiliates may invest “seed” capital in a fund. These investments are generally intended to enable a fund to commence investment operations and achieve sufficient economic scale. Schwab Asset Management or its affiliates may hedge the exposure resulting from seed investments.
Zifan Tang, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).
Drew Hayes, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Mr. Hayes has been with Schwab since 2006. Before becoming a portfolio manager, he spent seven years as a senior fixed income specialist for Schwab Wealth Advisory, Inc. Prior to that, he worked as a bond investment specialist for two years and as a registered representative for two years for Charles Schwab & Co., Inc.
Patrick Kwok, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of subadvisers, trading, cash management and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust Company as a portfolio accountant and pricing specialist.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the SAI.
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Investing in the Funds

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the funds through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of a fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The funds are not managed to maximize tax efficiency for taxable shareholder accounts. Investors should consider whether a fund is an appropriate investment in light of their current financial position and retirement needs.
The funds generally are not registered for sale in jurisdictions outside the United States and are intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, a fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
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For accounts held through a financial intermediary, each fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, each fund may take up to seven days to pay sale proceeds.

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Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

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Exchange orders are limited to Schwab Funds (that are not Sweep Investments®) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

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You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

82Schwab Target Funds | Investing in the Funds

Investing Directly with the Funds

Placing Direct Orders
Investors generally may not purchase shares directly from the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. The funds reserve the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the funds at any time.
Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The funds are open for business each day that the NYSE is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day. A fund’s share price is its net asset value (NAV) per share, which is the fund’s net assets divided by the number of its shares outstanding. Orders received by a fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
In valuing underlying fund investments, the funds use the NAVs reported by the underlying funds. The funds’ other portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, the funds’ portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments.
Shareholders of a fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

Each Fund Reserves Certain Rights, Including the Following:
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To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

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To change or waive a fund’s investment minimums.

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To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

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To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts
Schwab Target Funds | Investing in the Funds83

are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the funds. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the funds available to their customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the funds.
Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the funds over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing Plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Policy Regarding Short-Term or Excessive Trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.
To discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the funds’ policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of a fund.
The funds and their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in a fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to request that the intermediary provide certain shareholder transaction information to the funds and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. A fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
84Schwab Target Funds | Investing in the Funds

Fair Value Pricing
The Board of Trustees has approved procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The Valuation Designee makes fair value determinations in good faith in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effect of fair value pricing.
Methods to Meet Redemptions
Under normal market conditions, each fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, each fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. Each fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, each fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of each fund’s overall obligation to deter money laundering under federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
Each fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
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Distributions and Taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gains distributions, if any, may be made available on the funds’ website: www.schwabassetmanagement.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in a fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, a fund will use an average cost basis method. Please consult your tax advisor to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a fund, as discussed in more detail in the SAI. Furthermore, each fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a fund to enable the fund to determine whether withholding is required.
86Schwab Target Funds | Investing in the Funds

Additional Information About the Funds’ Composite Indices

The Target 2010 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2010 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 22.5% S&P 500 Index, 1.2% Russell Midcap® Index, 1.8% Russell 2000 Index, 7.6% MSCI EAFE Index (Net), 44.4% Bloomberg US Aggregate Bond Index, 2.5% FTSE EPRA/NAREIT Global Index (Net), 6.8% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.1% Bloomberg Global Aggregate ex-US Hedged Index, 8.1% Bloomberg US Government/Credit 1-5 Year Index, and 3.1% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2015 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2015 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 24.8% S&P 500 Index, 1.4% Russell Midcap® Index, 2.0% Russell 2000 Index, 8.8% MSCI EAFE Index (Net), 41.7% Bloomberg US Aggregate Bond Index, 2.8% FTSE EPRA/NAREIT Global Index (Net), 6.4% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 7.5% Bloomberg US Government/Credit 1-5 Year Index, and 2.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2020 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2020 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 26.2% S&P 500 Index, 1.5% Russell Midcap® Index, 2.1% Russell 2000 Index, 9.8% MSCI EAFE Index (Net), 39.9% Bloomberg US Aggregate Bond Index, 3.0% FTSE EPRA/NAREIT Global Index (Net), 6.1% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.2% Bloomberg Global Aggregate ex-US Hedged Index, 7.1% Bloomberg US Government/Credit 1-5 Year Index, and 2.2% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2025 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2025 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 28.3% S&P 500 Index, 1.4% Russell Midcap® Index, 2.4% Russell 2000 Index, 11.8% MSCI EAFE Index (Net), 36.6% Bloomberg US Aggregate Bond Index, 3.3% FTSE EPRA/NAREIT Global Index (Net), 0.1% MSCI Emerging Markets Index (Net), 5.0% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.7% Bloomberg Global Aggregate ex-US Hedged Index, 6.3% Bloomberg US Government/Credit 1-5 Year Index, and 1.9% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2030 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2030 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 35.0% S&P 500 Index, 1.6% Russell Midcap® Index, 3.6% Russell 2000 Index, 15.8% MSCI EAFE Index (Net), 27.2% Bloomberg US Aggregate Bond Index, 4.3% FTSE EPRA/NAREIT Global Index (Net), 0.9% MSCI Emerging Markets Index (Net), 1.8% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 4.0% Bloomberg Global Aggregate ex-US Hedged Index, 4.2% Bloomberg US Government/Credit 1-5 Year Index, and 1.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
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The Target 2035 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2035 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 39.6% S&P 500 Index, 1.7% Russell Midcap® Index, 4.6% Russell 2000 Index, 18.7% MSCI EAFE Index (Net), 20.5% Bloomberg US Aggregate Bond Index, 5.0% FTSE EPRA/NAREIT Global Index (Net), 1.8% MSCI Emerging Markets Index (Net), 4.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.9% Bloomberg US Government/Credit 1-5 Year Index, and 1.2% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2040 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2040 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 43.0% S&P 500 Index, 1.8% Russell Midcap® Index, 5.4% Russell 2000 Index, 21.0% MSCI EAFE Index (Net), 14.7% Bloomberg US Aggregate Bond Index, 5.6% FTSE EPRA/NAREIT Global Index (Net), 2.7% MSCI Emerging Markets Index (Net), 3.0% Bloomberg Global Aggregate ex-US Hedged Index, 1.9% Bloomberg US Government/Credit 1-5 Year Index, and 0.9% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2045 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2045 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 45.7% S&P 500 Index, 1.9% Russell Midcap® Index, 6.2% Russell 2000 Index, 22.9% MSCI EAFE Index (Net), 9.7% Bloomberg US Aggregate Bond Index, 6.0% FTSE EPRA/NAREIT Global Index (Net), 3.6% MSCI Emerging Markets Index (Net), 2.0% Bloomberg Global Aggregate ex-US Hedged Index, 1.2% Bloomberg US Government/Credit 1-5 Year Index, and 0.7% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2050 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2050 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 47.0% S&P 500 Index, 1.9% Russell Midcap® Index, 6.9% Russell 2000 Index, 24.1% MSCI EAFE Index (Net), 6.4% Bloomberg US Aggregate Bond Index, 6.4% FTSE EPRA/NAREIT Global Index (Net), 4.5% MSCI Emerging Markets Index (Net), 1.4% Bloomberg Global Aggregate ex-US Hedged Index, 0.8% Bloomberg US Government/Credit 1-5 Year Index, and 0.6% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2055 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2055 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500® Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 47.8% S&P 500 Index, 2.0% Russell Midcap® Index, 7.3% Russell 2000 Index, 24.8% MSCI EAFE Index (Net), 4.5% Bloomberg US Aggregate Bond Index, 6.5% FTSE EPRA/NAREIT Global Index (Net), 5.0% MSCI Emerging Markets Index (Net), 1.0% Bloomberg Global Aggregate ex-US Hedged Index, 0.6% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2023. Percentages listed may not total to 100% due to rounding.
The Target 2060 Composite Index is a custom blended index developed by Schwab Asset Management based on the Schwab Target 2060 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 24, 2018, the FTSE Non-U.S. Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 48.3% S&P 500® Index, 2.0% Russell Midcap® Index, 7.6% Russell 2000® Index, 25.4% MSCI EAFE Index (Net), 2.9% Bloomberg
88Schwab Target Funds | Investing in the Funds

US Aggregate Bond Index, 6.7% FTSE EPRA/NAREIT Global Index (Net), 5.5% MSCI Emerging Markets Index (Net), 0.7% Bloomberg Global Aggregate ex-US Hedged Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
The Target 2065 Composite Index is a custom blended index developed by Schwab Asset Management based on the Target 2065 Fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2024, the Bloomberg US Government/Credit Index has been removed. Effective February 1, 2024, the composite is derived using the following portion allocations: 48.7% S&P 500® Index, 2.1% Russell Midcap® Index, 7.8% Russell 2000® Index, 25.8% MSCI EAFE Index (Net), 1.5% Bloomberg US Aggregate Bond Index, 6.8% FTSE EPRA/NAREIT Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 0.5% Bloomberg Global Aggregate ex-US Hedged Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2024. Percentages listed may not total to 100% due to rounding.
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Prospectus | February 28, 2025
Schwab Target Funds

To Learn More
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders, which are sent to current investors, and in Form N-CSR. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year. In Form N-CSR, you will find the funds’ annual and semiannual financial statements.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. In addition, you may visit
www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The SAI, the funds’ annual and semiannual reports, the funds’ holdings and financial statements, and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
Schwab Capital Trust 811‑07704	REG32636-24

Schwab Funds®
Schwab® Large-Cap Growth Fund	SWLSX
Schwab® Core Equity Fund	SWANX
Schwab® International Core Equity Fund	SICNX
Schwab® Dividend Equity Fund	SWDSX
Schwab® Small-Cap Equity Fund	SWSCX
Schwab® Health Care Fund	SWHFX
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated February 28, 2025 (as amended from time to time).
The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ Form N-CSR for the fiscal year ended October 31, 2024, are incorporated by reference into this SAI.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.
Each fund is a series of Schwab Capital Trust (the Trust). The funds are part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, is the investment adviser to the funds (investment adviser).
REG72270-12

INVESTMENT OBJECTIVES
The Schwab Large-Cap Growth Fund seeks long-term capital growth.
The Schwab Core Equity Fund seeks long-term capital growth.
The Schwab International Core Equity Fund seeks long-term capital growth.
The Schwab Dividend Equity Fund seeks current income and capital appreciation.
The Schwab Small-Cap Equity Fund seeks long-term capital growth.
The Schwab Health Care Fund seeks long-term capital growth.
Change of Investment Objective
The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee that a fund will achieve its investment objective.
Change to Investment Policy of Certain Funds
The Schwab Large-Cap Growth Fund will, under normal circumstances, invest at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations within the universe of the Russell 1000® Index at the time of purchase by the fund. The market capitalization range of the Russell 1000 Index was $464 million to $3.3 trillion, as of July 1, 2024 (the most recent index reconstitution date), and will change as market conditions change. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Core Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab International Core Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Dividend Equity Fund will, under normal circumstances, invest at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Dividend paying stocks are those stocks that historically have paid, or the managers anticipate will pay, a dividend.
The Schwab Small-Cap Equity Fund will, under normal circumstances, invest at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations within the universe of the Russell 2000® Index at the time of purchase by the fund. The market capitalization range of the Russell 2000 Index was $19 million to $11 billion, as of July 1, 2024 (the most recent index reconstitution date), and will change as market conditions change. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Health Care Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, pharmaceutical and biotechnology companies, health care facilities operations, medical product manufacturers and suppliers, medical providers and medical services firms.
INVESTMENT STRATEGIES, SECURITIES AND RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
From time to time a fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of a fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify
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them as permissible investments. In addition, a fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose the securities as soon as reasonably practicable.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value (NAV) of a fund’s shares and in its portfolio yield. A fund is required to comply with the asset coverage requirements of the Investment Company Act of 1940, as amended (the 1940 Act), when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. Each fund will pay fees to the banks for using its lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. The Schwab Health Care Fund will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing the health care sector. The Schwab Core Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500® Index, the fund’s comparative index, is so concentrated. Each of the Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund and Schwab International Core Equity Fund will not concentrate its investments in a particular industry or group of industries. The Schwab Small-Cap Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the Russell 2000 Index, its comparative index, is so concentrated.
Cyber Security Risk. As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the funds are potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause a fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect a fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding a fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting a fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to a fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving a fund’s third-party service providers (e.g., the funds’ custodian and transfer agent), trading counterparties or issuers in which a fund invests can also subject a fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures or breaches may result in financial losses to a fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which a fund invests could adversely impact such counterparties or issuers and cause a fund’s investment to lose value.
Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the funds do not directly control the cybersecurity systems of issuers in which a fund may invest, trading counterparties or third-party service providers to the funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the funds will not suffer losses relating to cyber attacks on the funds, their service providers, trading counterparties or the issuers in which a fund invests.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
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Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Debt securities may also experience price changes when interest rates are anticipated to change. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. Prepayments are more likely to occur in a falling interest rate environment. When borrowers pay off their debt securities sooner than expected, a fund would have to reinvest that money at the lower prevailing interest rate, which may reduce the returns of a fund. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.” The market for these securities has historically been less liquid and more volatile than for investment-grade securities.
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying
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issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies and applicable regulatory authorities.
A fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify a fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to a fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and a fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodity Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin,” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The initial margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.
While a fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund
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may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
Derivatives Regulatory Matters.  In October 2020, the Securities and Exchange Commission (SEC) adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to a fund’s use of such transactions. The rule requires a fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a fund’s securities lending activities. In addition, under the rule, a fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on a fund. The investment adviser intends to monitor developments and seeks to manage the funds in a manner consistent with achieving the funds’ investment objectives, but there can be no assurance that it will be successful in doing so.
The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the funds’ investment adviser, with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If a fund’s investment adviser were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund. When formed, the Schwab Health Care Fund was sub-classified as a “non-diversified” fund, as defined in the 1940 Act. However, due to the fund’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the fund will not operate in the future as a “non-diversified” fund without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small
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number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the imposition of sanctions, trade barriers, confiscations, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures or retaliatory actions imposed or negotiated by the countries with which they trade. Countries with emerging or developing securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the fund.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China based companies that incorporate in the People’s Republic of China (PRC) can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies depending on what stock exchange they are listed on. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. Class B Shares trade on either the Shanghai or Shenzhen stock exchanges and can only be traded by non-residents of the PRC or residents with appropriate foreign currency dealing accounts. They trade in U.S. dollars on the Shanghai exchange and in Hong Kong dollars on the Shenzhen exchange. Class A Shares trade on either the Shanghai or Shenzhen exchanges and are quoted in renminbi. Class A Shares may only be traded by residents of the PRC, or under the Qualified Foreign Institutional Investor (QFII) rules, or through the Stock Connect programs (Shanghai-Hong Kong or Shenzhen-Hong Kong). Finally, China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that a fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares. Further, there are quotas on the amount China A Shares available either to QFIIs or through the Stock Connect programs. These quotas are applicable to the entire market, not to a specific fund, but they impact the ability of a fund to implement its investment strategy.
Certain funds may invest a portion of their assets in certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the funds) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction, such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.
Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. As a result, investors face the risk that future actions by the Chinese government could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities. If the Chinese government takes action affecting VIE structures, the market value of a fund’s associated portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the fund.
In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which a fund invests may be less reliable or complete than
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investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a fund to transact in such securities and may increase the transaction costs of a fund if the fund is required to seek other markets in which to transact in those securities.
Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which a fund invests.
There is the potential of increased tariffs and restrictions on trade between the United States and the PRC. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on PRC companies and a commensurately negative impact on a fund. In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries, including China. See “Market Disruptions Risk” and “Foreign Securities” risk.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts and business development companies. (For more information on depositary receipts, see the section titled “Depositary Receipts”).
Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
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Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than – and at times will perform differently from – large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent
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upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering (IPO). A fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs) are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (minimum quarterly distributions). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of
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the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).
Exchange-Traded Funds (ETFs) are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, purchase and sell foreign currency options and foreign currency futures contracts and related options and engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (forwards) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary
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in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange options and contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange options and contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. A fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes. To the extent a foreign currency transaction involves a derivative instrument, the risks discussed under “Derivative Instruments,” above, also will apply.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s NAV per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. A fund’s investments in foreign securities may include securities of issuers domiciled in a foreign jurisdiction but which are listed on a U.S. exchange and included in the fund’s index, as well as securities generally available in foreign markets. Foreign securities in which a fund may
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invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government or war could affect the value of foreign investments. Additionally, a country could experience a public health threat such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a fund’s liquidity and performance. Unilateral actions by a foreign government may also impact a fund’s ability to operate in full conformity with required U.S. regulations. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
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Foreign Institutions  involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Illiquid Securities or Investments means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.
Inflation/Deflation Risk. The funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board.
Large Transaction Risk. Certain accounts or Charles Schwab & Co., Inc. (Schwab or the distributor) affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether a fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including Schwab Asset Management as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.
A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the funds invest. Efforts to contain the spread of infectious disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
War, terrorism and related responses and events could cause substantial market volatility, disrupt fund operations and adversely affect fund performance. For example, Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions
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on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Additionally, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect a fund’s performance.
U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the funds and issuers in which they invest. For example, if a bank in which a fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the funds and issuers in which they invest.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the funds may be required to dispose of portfolio investments at inopportune times or prices.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Banker’s Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
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Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Certain repurchase agreements a fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements.  A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. When a fund is lending portfolio securities, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.
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Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section titled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) unit investment trusts that generally offer a fixed number of redeemable shares; and (5) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the sub-section entitled “Exchange-Traded Funds” under “Equity Securities” for more information).
To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.”
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (“acquired fund”), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by a fund.
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically
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increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.
Temporary Defensive Investments. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each of the Schwab Active Equity Funds may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae), and the Federal Home Loan Banks, are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a fund.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The FHFA previously announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher
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levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.
A default by the U.S. government on a portfolio investment could cause a fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, another major rating agency downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each fund may not:
(1)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, Schwab International Core Equity Fund, Schwab Dividend Equity Fund and Schwab Small-Cap Equity Fund may not:
(1)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, the Schwab Health Care Fund:
(1)
Will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Schwab Health Care Fund will concentrate its investments in securities of companies in the health care sector.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board.
Each fund may not:
(1)
Sell securities short except as in accordance with current SEC rules and interpretations.
(2)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
(5)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
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In addition, the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, Schwab International Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund and Schwab Health Care Fund may not:
(1)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
In addition, each of the Schwab Large-Cap Growth Fund, Schwab International Core Equity Fund and Schwab Dividend Equity Fund may not:
(1)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
In addition, the Schwab Core Equity Fund may not:
(1)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500® is also so concentrated).
In addition, the Schwab Small-Cap Equity Fund may not:
(1)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the Russell 2000® Index is also so concentrated).
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are entered into in accordance with the conditions to applicable SEC requirements shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met five times during the most recent fiscal year.
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Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Schwab. A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of February 28, 2025, included 108 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired.	108	None
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	108	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting).	108	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	108	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Retired.	108	None
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Omar Aguilar(2) 1970 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2025)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.	108	None
Richard A. Wurster(2) 1973 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Director and Chief Executive Officer (Jan. 2025-present), President (Oct. 2021-present), and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Nov. 2021-Dec. 2024), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021), Charles Schwab & Co., Inc.; President (Nov. 2021-Dec. 2024), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.	108	Director (2025‑present), The Charles Schwab Corporation
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Trustee (Jan. 2025-present), Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.
Jessica Seidlitz
1978
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust from 2013‑2017 and since 2023)	Chief Operating Officer and Chief Financial Officer (Sept. 2024-present), Managing Director (Nov. 2023-present), and Chief Compliance Officer (Nov. 2023-Dec. 2024), Charles Schwab Investment Management, Inc.; Managing Director (Jan. 2019-present), Charles Schwab & Co., Inc.; Chief Compliance Officer (Mar. 2021-June 2023), Schwab Wealth Advisory, Inc.; Chief Operating Officer (Sept. 2024–present), and Chief Compliance Officer (Oct. 2023-Dec. 2024), Schwab Funds, Laudus Trust and Schwab ETFs.
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.
Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

?
(2)
Mr. Aguilar and Mr. Wurster are Interested Trustees. Mr. Aguilar and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex. In addition, Mr. Wurster is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Richard A. Wurster, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
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The Board has concluded that Mr. Aguilar should serve as trustee of the Trust because of the experience he gained as chief executive officer, chief investment officer, and president of Schwab Asset Management, the Schwab Funds, Schwab ETFs and Laudus Funds, as well as his knowledge of and experience in financial and investment management services.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the funds’ investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
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Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2024, earned with respect to the funds in this SAI and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Omar Aguilar(1)	None	N/A	None
Richard A. Wurster	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer	$6,029	N/A	$352,500
Robert W. Burns	$6,029	N/A	$352,500
Nancy F. Heller	$6,029	N/A	$352,500
David L. Mahoney	$6,584	N/A	$385,000
Jane P. Moncreiff	$6,456	N/A	$377,500
Kimberly S. Patmore	$6,456	N/A	$377,500
J. Derek Penn	$6,029	N/A	$352,500

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2024.
Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Omar Aguilar(1)			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
Richard A. Wurster			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
INDEPENDENT TRUSTEES
Michael J. Beer			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
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Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
Robert W. Burns			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
Nancy F. Heller			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
David L. Mahoney			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
Jane P. Moncreiff			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
Kimberly S. Patmore			Over $100,000
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None
J. Derek Penn			None
	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab International Core Equity Fund	None
	Schwab Dividend Equity Fund	None
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	None

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

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As of December 31, 2024, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab or any subadvisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any sub-advisers or the distributor of the funds.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
26

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2025, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of each fund.
As of January 31, 2025, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of each fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab Large-Cap Growth Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 3000 Schwab Way Westlake, TX 76262	93.20%
Schwab Core Equity Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	93.87%
	Schwab Balanced Fund (SWOBX) 211 Main Street San Francisco, CA 94105	12.77	%(1)
Schwab International Core Equity Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	95.07%
	Schwab Target 2040 Fund (SWERX) 211 Main Street San Francisco, CA 94105	15.81	%(1)
	Schwab Target 2030 Fund (SWDRX) 211 Main Street San Francisco, CA 94105	9.47	%(1)
	Schwab Target 2035 Fund (SWIRX) 211 Main Street San Francisco, CA 94105	7.19	%(1)
Schwab Dividend Equity Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.86%
Schwab Small-Cap Equity Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	96.14%
	Schwab Balanced Fund (SWOBX)	9.61	%(1)
	Schwab Target 2040 Fund (SWERX)	7.99	%(1)
Schwab Health Care Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	89.82%

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of a fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
27

Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
As described below, the investment adviser is entitled to receive from each fund an annual fee, payable monthly, for its advisory and administrative services to each fund.
The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (expense cap). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s expense cap.
The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
Fund and Advisory Fee Schedule		2024	2023	2022	Expense Cap
Schwab Large‑Cap Growth Fund 0.72% of the fund’s average daily net assets	Net fees paid:	$2,795,144	$1,755,383	$1,762,104	0.99%
	Gross fees reduced by:	$27,975	$53,507	$72,581
Schwab Core Equity Fund 0.47% of the fund’s average daily net assets	Net fees paid:	$6,468,353	$5,921,359	$7,063,747	0.75%
	Gross fees reduced by:	$0	$0	$0
Schwab International Core Equity Fund 0.58% of the fund’s average daily net assets	Net fees paid:	$3,390,369	$3,126,261	$3,414,620	0.86%
	Gross fees reduced by:	$60,774	$11,923	$110,440
Schwab Dividend Equity Fund 0.62% of the fund’s average daily net assets	Net fees paid:	$3,156,059	$3,100,699	$3,668,947	0.89%
	Gross fees reduced by:	$0	$0	$55,121
Schwab Small‑Cap Equity Fund 0.81% of the fund’s average daily net assets	Net fees paid:	$4,711,320	$4,263,263	$4,823,124	1.12%
	Gross fees reduced by:	$0	$0	$0
Schwab Health Care Fund 0.54% of the fund’s average daily net assets not in excess of $500 million; 0.515% of such net assets over $500 million but not in excess of $1 billion; and 0.49% of such net assets over $1 billion	Net fees paid:	$4,288,555	$4,316,797	$4,489,115	0.82%
	Gross fees reduced by:	$0	$0	$0
Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 3000 Schwab Way, Westlake, TX 76262, is the principal underwriter for shares of the funds and is the Trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the funds, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the funds and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the funds. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the funds, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning a fund.
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These payments may relate to educational efforts regarding the funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the funds available to their customers or otherwise promote the funds, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the funds over other investments.
As of February 28, 2025, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Morgan Stanley Smith Barney LLC, OneDigital Investment Advisors LLC, Principal Life Insurance Company, Schwab Retirement Plan Services, Inc., Standard Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the funds and their shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the funds. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Shareholder Servicing Plan
The Trust’s Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables the funds to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the funds. Pursuant to the Plan, each fund is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab Large-Cap Growth Fund	0.25%
Schwab Core Equity Fund	0.25%
Schwab International Core Equity Fund	0.25%
Schwab Dividend Equity Fund	0.25%
Schwab Small-Cap Equity Fund	0.25%
Schwab Health Care Fund	0.25%
Pursuant to the Plan, the funds may pay service providers (including Schwab) that, pursuant to written agreements with Schwab or the Trust, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. The service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily NAV of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the Qualified Trustees). The Plan requires that Schwab or any person
29

authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board and (ii) the Qualified Trustees.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodians and Fund Accountant
Citibank, N.A. (Citibank), 388 Greenwich Street, New York, NY 10013 serves as custodian for the following funds:
Schwab Large-Cap Growth Fund
Schwab Dividend Equity Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as custodian for the following funds:
Schwab Core Equity Fund
Schwab International Core Equity Fund
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews each fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Other Services
With respect to the Schwab Active Equity Funds, Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which these funds might invest. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.
Securities Lending Activities
Citibank is the securities lending agent for the Schwab Large-Cap Growth Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund and Schwab Health Care Fund. Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending) is the securities lending agent for the Schwab Core Equity Fund and Schwab International Core Equity Fund. The securities lending agents provide services to the funds which include the following: locating borrowers, negotiating the loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.
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The table(s) below summarizes key information regarding the funds’ securities lending activities to the extent each fund engaged in securities lending during the most recent fiscal year.
	Schwab Large-Cap Growth Fund	Schwab Core Equity Fund	Schwab International Core Equity Fund	Schwab Dividend Equity Fund
Gross income from securities lending activities	$28,060	$25,473	$144,916	—
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$219	$235	$3,674	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$575	$539	$2,879	—
Administrative fees not included in revenue split	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—
Rebates (paid to borrower)	$24,356	$20,819	$91,241	—
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation paid for securities lending activities	$25,150	$21,593	$97,794	—
Net income from securities lending activities(1)	$2,910	$3,880	$47,122	—
	Schwab Small-Cap Equity Fund	Schwab Health Care Fund
Gross income from securities lending activities	$28,831	—
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,472	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$504	—
Administrative fees not included in revenue split	—	—
Indemnification fees not included in revenue split	—	—
Rebates (paid to borrower)	$7,312	—
Other fees not included in revenue split	—	—
Aggregate fees/compensation paid for securities lending activities	$9,288	—
Net income from securities lending activities(1)	$19,543	—

(1)
“Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2024.
	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bill McMahon	0	$0	0	$0	48,387	$19,425,727,322
Iain Clayton	1	$303,885,363	0	$0	0	$0
Brian Hillburn	0	$0	0	$0	25,513	$10,977,310,410
Wei Li	1	$303,885,363	0	$0	0	$0
Gretchen Novak	0	$0	0	$0	25,513	$10,977,310,410
Jim Serhant	0	$0	0	$0	22,874	$8,448,416,912
Holly Emerson	1	$303,885,363	0	$0	0	$0
Elizabeth Xie(1)	1	$288,062,490	0	$0	0	$0

(1)
Elizabeth Xie became responsible for the day-to-day co-management of the Schwab International Core Equity Fund as of the date of this SAI. Information is reflected as of January 31, 2025.

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Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to an index fund, which seeks to track its index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers or traders may aggregate trade orders for the Other Managed Accounts, excluding separately managed accounts, with those of a fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which provide, among other things, that (i) Schwab Asset Management will not receive additional compensation or remuneration of any kind as a result of aggregating transactions; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis. For equity transactions, if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order and round lots. For fixed income transactions, aggregated orders are generally allocated after execution. For fixed income and money market fund accounts that have similar strategies, Schwab Asset Management determines allocations with the general purpose of achieving, as nearly as possible, performance and portfolio characteristic parity/ proportionality among such accounts over time. For fixed income and money market fund accounts that do not have similar strategies, Schwab Asset Management has target ranges for significant portfolio characteristics and determines allocations among such accounts in accordance with the target ranges in effect at the time of the trade. In addition, Schwab Asset Management may follow certain investment priorities to satisfy the investment targets for fixed income and money market funds that have investment mandates related to particular sectors.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:
There are two independent funding components for the Plan:
●
a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)
●
a portion based on corporate results
Investment Fund Performance
At the close of the year, each fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.
Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.
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Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.
Corporate Performance
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
Allocation of Discretionary Bonus
At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.
Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
●
Fund performance relative to performance measure
●
Risk management and mitigation
●
Individual performance against key objectives
●
Contribution to overall group results
●
Functioning as an active contributor to the firm’s success
●
Team work
●
Collaboration between Analysts and Portfolio Managers
●
Regulatory/Compliance management
The Portfolio Managers’ compensation is neither based on the value of the assets held in a fund’s portfolio or any Other Managed Account, nor flows into a fund’s portfolio or any Other Managed Account.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they managed as of October 31, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (1934 Act).
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Bill McMahon	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab Dividend Equity Fund	None
Iain Clayton	Schwab Core Equity Fund	$10,001-$50,000
	Schwab International Core Equity Fund	$10,001-$50,000
	Schwab Small-Cap Equity Fund	None
	Schwab Health Care Fund	$10,001-$50,000
Brian Hillburn	Schwab Core Equity Fund	$100,001-$500,000
Wei Li	Schwab International Core Equity Fund	$1-$10,000
	Schwab Dividend Equity Fund	$1-$10,000
	Schwab Small-Cap Equity Fund	$1-$10,000
	Schwab Health Care Fund	None
Gretchen Novak	Schwab Large-Cap Growth Fund	$50,001-$100,000
Jim Serhant	Schwab Dividend Equity Fund	$10,001-$50,000
Holly Emerson	Schwab Large-Cap Growth Fund	None
	Schwab Small-Cap Equity Fund	None
Elizabeth Xie(1)	Schwab International Core Equity Fund	None

(1)
Elizabeth Xie became responsible for the day-to-day co-management of the Schwab International Core Equity Fund as of the date of this SAI. Information is reflected as of January 31, 2025.

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BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded. Securities delivered in the processing of in-kind redemptions are also excluded from the calculation.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for each of the funds for the past two fiscal years is as follows.
Fund	2024	2023
Schwab Large-Cap Growth Fund	15%	17%
Schwab Core Equity Fund	30%	14%
Schwab International Core Equity Fund	64%	62%
Schwab Dividend Equity Fund	12%	8%
Schwab Small-Cap Equity Fund	106%(1)	43%
Schwab Health Care Fund	64%	53%

(1)
Schwab Small-Cap Equity Fund’s portfolio turnover increased due to increase in volatility of index constituents.

Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances,
34

these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions. Variances in brokerage commissions paid by a fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows and fluctuations in trading activity to meet shareholder purchase and redemption orders.
Fund	2024	2023	2022
Schwab Large-Cap Growth Fund	$10,337	$5,694	$4,691
Schwab Core Equity Fund	$80,665	$72,428	$141,125
Schwab International Core Equity Fund	$252,989	$241,817	$384,481
Schwab Dividend Equity Fund	$19,947	$28,035	$87,531
Schwab Small-Cap Equity Fund	$381,968(1)	$173,782	$260,768
Schwab Health Care Fund	$166,578	$158,235	$172,134

(1)
Schwab Small-Cap Equity Fund experienced increased brokerage commissions due to the increase in both purchases and sales of securities from investment activities.

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Regular Broker-Dealers
During the fiscal year, certain of the funds held securities issued by their respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of October 31, 2024.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Large-Cap Growth Fund	None	N/A
Schwab Core Equity Fund	None	N/A
Schwab International Core Equity Fund	Barclays Capital Inc.	$5,893,830
	UBS Securities LLC	$3,166,927
Schwab Dividend Equity Fund	J.P. Morgan Securities LLC	$24,411,200
	BofA Securities, Inc.	$10,455,000
Schwab Small-Cap Equity Fund	None	N/A
Schwab Health Care Fund	None	N/A
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information
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on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust with a Declaration of Trust entered into on May 6, 1993 and filed with the Commonwealth of Massachusetts on May 7, 1993.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its funds) by notice to the shareholders without shareholder approval.
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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the NAV as determined in accordance with the bylaws.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by a fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, exchange and redemption orders must be received by the funds in order to be executed that day at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
The funds have authorized one or more financial intermediaries, including Schwab, to accept on their behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the respective fund’s NAV per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. Currently, each fund does not have an investment minimum. The minimums may be changed without prior notice.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as
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the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectus.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by a fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. The shares of a fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of a fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by a fund or other date as communicated by the financial intermediary.
Pricing of Shares
Each business day, the funds calculate their share price, NAV per share, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
To the extent a fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.
The funds use approved pricing sources (including pricing services) to provide values for their portfolio securities. Values are generally determined by the approved pricing sources as follows: generally, securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking
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any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the funds’ Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
TAXATION
This discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate
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income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon or other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any corresponding interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gains (if any) that are reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gain dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gain dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
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If a fund makes a distribution to a shareholder in excess of a fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) may be classified as “excess inclusion income.” With respect to foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a fund to pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
Income that Schwab International Core Equity Fund, Schwab Dividend Equity Fund or Schwab Health Care Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If any of these funds has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Core Equity Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and that it will make this election. It is expected that the Schwab Dividend Equity Fund and the Schwab Health Care Fund will not have more than 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election.
Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign
42

currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
The Schwab International Core Equity Fund, Schwab Dividend Equity Fund and Schwab Health Care Fund may invest in non-U.S. corporations, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent any of these funds do invest in PFICs, they may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, these funds may be required to distribute amounts in excess of realized income and gains. To the extent these funds do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a fund’s economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in a fund.
43

APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2025

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2025

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and other governance issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and environmental and social areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including environmental, social, and governance-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
While the voting policy is in place to provide structure and guidance and ensure CSIM’s approach is consistent and repeatable, CSIM recognizes instances may arise that would benefit from additional research and analysis to determine CSIM’s policy recommendation. As such, CSIM reserves the right to use discretion and apply a case-by-case approach when determining its vote decision for any proposal that it believes warrants added scrutiny by the Investment Stewardship Team.
1

The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience, and skills contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A company board is not sufficiently diverse with respect to background, or the board has not provided a reasonable explanation of board diversity or lack thereof
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
A director approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns
●
The company has not provided explicit disclosure of board oversight of material risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring the separation of these roles unless certain circumstances are in place.
2

Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles include:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring an independent chair unless CSIM has concerns regarding a board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
●
There is a disconnect identified between executive pay and company performance
●
Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
●
Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
●
Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
3

●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
v.
Compensation-Related Shareholder Proposals
CSIM generally votes with management on compensation-related shareholder proposals. CSIM believes the responsibility for designing an effective executive compensation program lies with the board’s compensation committee, rather than shareholders. Therefore, rather than supporting policies proposed by shareholders, a more appropriate way for shareholders to express discontent with a company’s policies and practices is through the election of directors, the advisory vote on executive compensation, proposals regarding equity plans and/or other executive compensationspecific proposals.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile is problematic
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
4

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F.
ENVIRONMENTAL AND SOCIAL SHAREHOLDER PROPOSALS

Effective oversight of material environmental and social risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities on a case-by-case basis and considers supporting them if there is no evidence of board oversight, a political spending policy and/or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted,” unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, which are affiliated with such company, are participants in such meetings.
5

B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and complies with all reporting requirements.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.
6

Schwab Funds®
Schwab® Balanced Fund	SWOBX
Schwab MarketTrack Portfolios®
Schwab MarketTrack All Equity Portfolio™	SWEGX
Schwab MarketTrack Growth Portfolio™	SWHGX
Schwab MarketTrack Balanced Portfolio™	SWBGX
Schwab MarketTrack Conservative Portfolio™	SWCGX
Schwab® Target Funds
Schwab® Target 2010 Fund	SWBRX
Schwab® Target 2015 Fund	SWGRX
Schwab® Target 2020 Fund	SWCRX
Schwab® Target 2025 Fund	SWHRX
Schwab® Target 2030 Fund	SWDRX
Schwab® Target 2035 Fund	SWIRX
Schwab® Target 2040 Fund	SWERX
Schwab® Target 2045 Fund	SWMRX
Schwab® Target 2050 Fund	SWNRX
Schwab® Target 2055 Fund	SWORX
Schwab® Target 2060 Fund	SWPRX
Schwab® Target 2065 Fund	SWQRX
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated February 28, 2025 (as amended from time to time).
The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ Form N-CSR for the fiscal year ended October 31, 2024, are incorporated by reference into this SAI.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.
Each fund is a series of Schwab Capital Trust (the Trust). The funds are part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, is the investment adviser to the funds (investment adviser).
REG72330-12

INVESTMENT OBJECTIVES
The Schwab Balanced Fund seeks capital growth and income.
The Schwab MarketTrack All Equity Portfolio seeks high capital growth through an all-stock portfolio.
The Schwab MarketTrack Growth Portfolio seeks high capital growth with less volatility than an all-stock portfolio.
The Schwab MarketTrack Balanced Portfolio seeks both capital growth and income.
The Schwab MarketTrack Conservative Portfolio seeks income and more growth potential than an all-bond portfolio.
The Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio are referred to collectively as the Schwab MarketTrack Portfolios.
The Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund and Schwab Target 2065 Fund (collectively, the Schwab Target Funds) seek to provide capital appreciation and income consistent with their current asset allocation.
Change of Investment Objective
The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee that a fund will achieve its investment objective.
Change of Investment Strategy
While it is the Schwab MarketTrack All Equity Portfolio’s target allocation to invest 100% in stock investments, it is the fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
INVESTMENT STRATEGIES
The Schwab Balanced Fund, under normal circumstances, will invest at least 25% of its assets in equity securities, equity funds or investments with similar economic characteristics and at least 25% of its assets in fixed-income securities, fixed-income funds or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The Schwab Balanced Fund seeks to achieve its investment objective by generally investing in a diversified group of other affiliated Schwab mutual funds in accordance with its target portfolio allocation. The fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. The fund intends to invest in a combination of these underlying funds; however, the fund may invest a portion of its assets directly in equity and fixed-income securities, to maintain its asset allocations. These investments and the risks normally associated with these investments are discussed below.
Each Schwab MarketTrack Portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other affiliated Schwab Funds, including Schwab index funds and Schwab ETFs, which are managed using a variety of indexing strategies, and to a lesser degree in unaffiliated third party mutual funds and ETFs. Each Schwab MarketTrack Portfolio invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. Each Schwab MarketTrack Portfolio also may invest in securities other than shares of underlying funds, such as stocks, bonds, ETFs and cash equivalents including money market securities, and engage in certain investment techniques. These investments and the risks normally associated with these investments are discussed below.
Each Schwab Target Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab mutual funds. Each Schwab Target Fund may also invest in affiliated Schwab ETFs and unaffiliated third party mutual funds and ETFs. Each Schwab Target Fund invests in the underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, cash and cash equivalents (including money market funds) in accordance with their own investment objectives and policies. For each Schwab Target Fund, the target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Schwab Target Fund’s allocation to equity securities will decrease and its allocation to fixed-income securities will increase as the fund approaches its target retirement date. At the stated target date, each Schwab Target Fund’s allocation will be approximately 44.0% equity securities, 52.0% fixed-income securities and 4.0% cash and cash equivalents (including money market funds). Each Schwab Target Fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated target date. Each Schwab Target Fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed-income securities and money market securities. These investments and the risks normally associated with these investments are discussed below.
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Mutual Funds (open-end mutual funds) are registered investment companies that issue and redeem their shares on a continuous basis. Closed-End Funds are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each Schwab MarketTrack Portfolio will normally invest at least 50% of its assets in other affiliated Schwab Funds that are registered open-end investment companies.
Equity Funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Equity funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some equity funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The underlying equity fund(s) that the Schwab Balanced Fund, Schwab MarketTrack Portfolios and Schwab Target Funds may currently invest in are listed in each fund’s prospectus. An equity fund’s other investments and use of investment techniques also will affect its performance and portfolio value.
Small-Cap Equity Funds typically seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap equity funds generally make similar types of investments and employ similar types of techniques as other equity funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap equity funds, therefore, tend to be more volatile than equity funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The underlying small-cap equity fund(s) that the Schwab Balanced Fund, Schwab MarketTrack Portfolios and Schwab Target Funds may currently invest in are listed in each fund’s prospectus. For a more detailed discussion of the risks of small-cap stocks, please refer to “Equity Securities” later in the document.
International Equity Funds typically seek capital growth and invest primarily in equity securities of foreign issuers. Global equity funds invest primarily in equity securities of both domestic and foreign issuers. International and global equity funds generally make similar types of investments and employ similar types of investment techniques as other equity funds, except they focus on stocks of foreign issuers. Some international and global equity funds invest exclusively in foreign securities. Some of these funds may invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global equity funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The underlying international equity fund(s) that the Schwab Balanced Fund, Schwab MarketTrack Portfolios and Schwab Target Funds may currently invest in are listed in each fund’s prospectus. For a more detailed discussion of the risks of international stocks, please refer to “Foreign Securities” later in the document.
Fixed-Income Funds typically seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Fixed-income funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Fixed-income funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of fixed-income funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A fixed-income fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a fixed-income fund if the value of its securities are depreciated as a result of the higher market interest rates. In addition, when interest rates rise, bond prices fall as a general rule. This means that the value of an investor’s shares in a fixed-income fund could decline in response to a rise in interest rates. Fixed-income funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The underlying bond fund(s) that the Schwab Balanced Fund, Schwab MarketTrack Portfolios and Schwab Target Funds may currently invest in are listed in each fund’s prospectus. For a more detailed discussion of the risks of bonds, please refer to “Debt Securities” later in the document.
Money Market Funds typically seek current income by investing in money market securities. Certain money market funds seek a stable share price of $1.00, while others have a share price that fluctuates. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis. Certain underlying money market funds may impose a fee upon the sale of shares under certain circumstances. The Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds. These amendments may affect an underlying money market fund’s investment strategies, performance, yield,
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expenses, operations and continued viability. The underlying money market fund(s) that the Schwab Balanced Fund, Schwab MarketTrack Portfolios and Schwab Target Funds may currently invest in is listed in each fund’s prospectus. For a more detailed discussion of the risks of money market securities, please refer to “Money Market Securities” later in the document.
ETFs are investment companies that typically are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value (NAV). Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
INVESTMENTS, SECURITIES AND RISKS
The different types of investments that the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are also discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
From time to time a fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of a fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, a fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
Each of the Schwab Balanced Fund, Schwab MarketTrack Portfolios and Schwab Target Funds also may invest in securities other than shares of underlying funds, such as stocks, bonds, ETFs and money market securities, and engage in certain investment techniques, which are outlined below. For purposes of the descriptions below, references to “a fund” or “the funds” may include each underlying fund as well as the Schwab Balanced Fund, Schwab MarketTrack Portfolios and Schwab Target Funds. Not all securities or techniques discussed below are eligible investments for each fund.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the NAV of a fund’s shares and in its portfolio yield. A fund is required to comply with the asset coverage requirements of the 1940 Act, when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. Each fund will pay fees to the banks for using its lines.
Build America Bonds are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the Act). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies do not apply to Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.
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If a fund holds Build America Bonds, the fund may be eligible to receive a federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for federal income tax purposes and will be distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by a fund, the fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Certain underlying funds may concentrate their investments in a particular industry or group of industries.
Cyber Security Risk. As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the funds are potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause a fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect a fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding a fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting a fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to a fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving a fund’s third-party service providers (e.g., the funds’ custodian and transfer agent), trading counterparties or issuers in which a fund invests can also subject a fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures or breaches may result in financial losses to a fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which a fund invests could adversely impact such counterparties or issuers and cause a fund’s investment to lose value.
Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the funds do not directly control the cybersecurity systems of issuers in which a fund may invest, trading counterparties or third-party service providers to the funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the funds will not suffer losses relating to cyber attacks on the funds, their service providers, trading counterparties or the issuers in which a fund invests.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Debt securities may also experience price changes when interest rates are anticipated to change. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is known as prepayment risk and is more likely to occur in a falling interest rate environment. When borrowers pay off their debt securities sooner than expected, a fund would have to reinvest that money at the lower prevailing interest rate, which may reduce the returns of the fund. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term debt securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable
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reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.” The market for these securities has historically been less liquid and more volatile than for investment-grade securities.
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.”
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies and applicable regulatory authorities.
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A fund or underlying fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify a fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to a fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and a fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.
Forward Contracts are sales contracts between a buyer (holding the “long” position) and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodity Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin,” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The initial margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.
While a fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
Options Contracts generally provide the right, but not the obligation, to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
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A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date or dates in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset, in part, by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase. When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund’s attempt to exercise the put, a fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund’s overall average effective maturity. Standby commitments are types of puts.
A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. In addition, a fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
Options trading involves additional risks because of the low margin deposits required and the extremely high degree of leverage that options trading may involve. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its net assets.
Derivatives Regulatory Matters. In October 2020, the SEC adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to a fund’s use of such transactions. The rule requires a fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending
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collateral that may limit a fund’s securities lending activities. In addition, under the rule, a fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a fund or underlying fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on a fund. The investment adviser intends to monitor developments and seeks to manage the funds in a manner consistent with achieving the funds’ investment objectives, but there can be no assurance that it will be successful in doing so.
The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the funds’ investment adviser, with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If a fund’s investment adviser were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.
Swap Agreements are contracts between two parties that generally involve an exchange of payment streams calculated in relation to a rate, index,instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). Theunderlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities are contracts between two parties that generally involve an exchange of payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease a fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.
In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
Certain standardized swaps are subject to mandatory central clearing and exchange trading requirements. Unlike uncleared swaps, which are negotiated bilaterally and traded over-the-counter, cleared swaps must trade through a futures commission merchant and be cleared through a clearinghouse that serves as the central counterparty to the transaction. Funds post initial and variation margin for cleared swaps by making payments to their clearing member futures commission merchants. Depending on the size of the funds and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the funds to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which, once effective, may result in a fund and its counterparties posting higher margin amounts for uncleared swaps. Any type of swap agreement poses a risk for the funds and may cause them to lose money.
For purposes of applying the funds’ investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
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Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the imposition of sanctions, trade barriers, confiscations, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures or retaliatory actions imposed or negotiated by the countries with which they trade. Countries with emerging or developing securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the fund.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China based companies that incorporate in the People’s Republic of China (PRC) can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies depending on what stock exchange they are listed on. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. Class B Shares trade on either the Shanghai or Shenzhen stock exchanges and can only be traded by non-residents of the PRC or residents with appropriate foreign currency dealing accounts. They trade in U.S. dollars on the Shanghai exchange and in Hong Kong dollars on the Shenzhen exchange. Class A Shares trade on either the Shanghai or Shenzhen exchanges and are quoted in renminbi. Class A Shares may only be traded by residents of the PRC, or under the Qualified Foreign Institutional Investor (QFII) rules, or through the Stock Connect programs (Shanghai-Hong Kong or Shenzhen-Hong Kong). Finally, China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that a fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares. Further, there are quotas on the amount China A Shares available either to QFIIs or through the Stock Connect programs. These quotas are applicable to the entire market, not to a specific fund, but they impact the ability of a fund to implement its investment strategy.
Certain funds may invest a portion of their assets in certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the funds) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction, such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.
Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. As a result, investors face the risk that future actions by the Chinese government could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China
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could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities. If the Chinese government takes action affecting VIE structures, the market value of a fund’s associated portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the fund.
In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which a fund invests may be less reliable or complete than investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a fund to transact in such securities and may increase the transaction costs of a fund if the fund is required to seek other markets in which to transact in those securities.
Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which a fund invests.
There is the potential of increased tariffs and restrictions on trade between the United States and the PRC. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on PRC companies and a commensurately negative impact on a fund. In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries, including China. See “Market Disruptions Risk” and “Foreign Securities” risk.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, ADRs, GDRs, EDRs, interests in real estate investment trusts and business development companies (for more information on real estate investment trusts (REITs), see the section titled “Real Estate Investment Trusts”).
Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap. Small-cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
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Mid-cap stocks include common stocks issued by operating companies with market capitalizations that place them between the upper and lower end of the stock market, as well as the stocks of companies that are determined to be mid-sized based on several factors, including the capitalization of the company and the amount of revenues. REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments – large-cap stocks, for instance – a fund’s mid-cap holdings could reduce performance.
Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Initial Public Offering (IPO). A fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs) are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general
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partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (minimum quarterly distributions). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of
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the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than – and at times will perform differently from – large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Stock Substitution Strategy is a strategy, whereby certain underlying index funds may, in certain circumstances, substitute a similar stock for a security in their indexes.
Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, purchase and sell foreign currency options and foreign currency futures contracts and related options and engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (forwards) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure
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to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange options and contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange options and contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. A fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes. To the extent a foreign currency transaction involves a derivative instrument, the risks discussed under “Derivative Instruments,” above, also will apply.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s NAV per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. A fund’s investments in foreign securities may include securities of issuers domiciled in a foreign jurisdiction but which are listed on a U.S.
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exchange and included in the fund’s index, as well as securities generally available in foreign markets. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government or war could affect the value of foreign investments. Additionally, a country could experience a public health threat such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a fund’s liquidity and performance. Unilateral actions by a foreign government may also impact a fund’s ability to operate in full conformity with required U.S. regulations. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
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Foreign Institutions  involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
High-Yield Securities, also called lower quality bonds (junk bonds), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.
Also, the secondary market for high-yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high-yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.
Thus, high-yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high-yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund’s NAV and investment practices, the secondary market value for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.
Hybrid Instruments are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a fund. A fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Securities or Investments means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees (the Board) and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.
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Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. An underlying index fund normally will invest primarily in the securities of its index. Moreover, the underlying index fund seeks to invest so that its portfolio performs similarly to that of its index. Correlation for an underlying index fund is calculated using daily returns, according to a mathematical formula which measures correlation between the fund’s portfolio and index returns. An underlying index fund may rebalance its holdings in order to track its index more closely. A perfect correlation of 1.0 is unlikely as the fund incurs operating and trading expenses unlike its index.
There can be no guarantee that the performance of an underlying index fund will achieve a high degree of correlation with that of its index. A number of factors may affect an underlying index fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of an underlying index fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the underlying index fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the underlying index fund but not to the index.
Inflation/Deflation Risk. The funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.
Inflation-Protected Securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.
Inflation-protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. An underlying fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation-protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the expected rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (CPI-U), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. An underlying fund’s distributions to shareholders may include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where an underlying fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the underlying fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.
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International Bonds are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including ADRs and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.
Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
Large Transaction Risk. Certain accounts or Charles Schwab & Co., Inc. (Schwab or the distributor) affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether a fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including Schwab Asset Management as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.
A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the funds invest. Efforts to contain the spread of infectious disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
War, terrorism and related responses and events could cause substantial market volatility, disrupt fund operations and adversely affect fund performance. For example, Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Additionally, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect a fund’s performance.
U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the funds and issuers in which they invest. For example, if a bank in which a fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any
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potential impacts to the funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the funds and issuers in which they invest.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the funds may be required to dispose of portfolio investments at inopportune times or prices.
Money Market Securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short-term credit needs.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Banker’s Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value
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of the underlying securities and loss of income. Certain repurchase agreements a fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Mortgage-Backed Securities  (MBS) and other Asset-Backed Securities (ABS) may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, adjustable rate mortgages, collateralized mortgage obligations and stripped MBS. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). MBS may also be issued by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, “private lenders”). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement. To the extent that a fund invests in MBS issued by private lenders, such securities may be issued in the form of several tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than an MBS issued by a U.S. government agency or instrumentality. The investment adviser will consider the creditworthiness of the guarantee providers and/or credit enhancement providers in determining whether a MBS issued by a private lender meets a fund’s investment quality standards. There can be no guarantee that the enhancement provider or guarantor of a MBS can meet their obligations under the enhancement or guarantee arrangements.
The average life of a MBS is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Scheduled payments and prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.
The National Housing Act authorized Ginnie Mae to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the U.S. Department of Veterans Affairs. The Ginnie Mae guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
Freddie Mac was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. Fannie Mae was established in 1938 to create a secondary market in mortgages the FHA insures. Securities issued by Freddie Mac and Fannie Mae are not backed by the full faith and credit of the U.S. government.
For more information on securities issued by Fannie Mae and Freddie Mac, see “U.S. Government Securities.” On June 3, 2019, under the “Single Security Initiative” undertaken by the Federal Housing Finance Agency (FHFA) seeking to maximize the liquidity for both Fannie Mae and Freddie Mac MBS in the “to-be-announced” (TBA) market, Fannie Mae and Freddie Mac are expected to start issuing uniform MBS (UMBS) in place of their current offerings of TBA-eligible MBS. The effects of the issuance of UMBS on the market for MBS and on a fund’s ability to invest in UMBS are uncertain.
Commercial Mortgage-Backed Securities (CMBS) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Debt Obligations. A fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify
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for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) credit ratings by major credit rating agencies may be no indication of the creditworthiness of the security.
Collateralized Mortgage Obligation (CMO) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams, as well as private issuers.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO’s generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.
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CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the 1933 Act). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
Stripped Mortgage-Backed Securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Under certain circumstances these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
Mortgage Pass-Through Securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored entities, such as Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitles to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome relative to other fund investments.
For these reasons, a fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of TBA transactions. TBA refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in the fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions are generally conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decided on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. A fund may use TBA transactions in several ways. For example, a fund anticipates that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To help minimize this risk, a fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the fund’s investment adviser will monitor the creditworthiness of such counterparties. A fund may also acquire interests in mortgage pools through means other than TBA transactions.
A fund’s use of “TBA rolls” may cause the fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gains distributions to shareholders, which may be taxable, than if it acquired exposure to mortgage pools through means other than TBA transactions.
Generally, a fund intends to invest cash pending settlement of any TBA transactions in U.S. Treasury securities, money market instruments, repurchase agreements, or other high-quality, liquid short-term instruments, including money market funds.
Non-Publicly Traded Securities and Private Placements.  A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded
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securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Quality of Fixed-Income Investments will be principally investment-grade for a fund’s assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody’s, Standard & Poor’s Financial Services LLC (S&P) or Fitch Ratings, Inc. or are determined to be of similar investment quality by the investment manager.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section  4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Reverse Repurchase Agreements and Mortgage Dollar Rolls may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a fund’s portfolio securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.
A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. This transaction allows a fund to have the same price and duration exposure in the mortgage security while having the cash for the bonds for the given time period. Mortgage dollar roll transactions may be considered a borrowing by a fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund’s forward commitment to repurchase the subject security.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. When a fund is lending portfolio securities, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
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A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section titled “Business Development Companies” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) UITs that generally offer a fixed number of redeemable shares; and (5) money market funds that typically seek current income by investing in money market securities (see the sections titled “Money Market Funds” and “Money Market Securities” for more information). Certain open-end funds, closed-end funds and UITs are traded on exchanges (see the section titled “Exchange-Traded Funds” for more information).
To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of a fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.”
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (acquired fund), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the fund’s investment policies and restrictions and the conditions of the Rule.
Section 12(d)(1)(G) of the 1940 Act permits a fund to invest in acquired funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated acquired fund must have a policy prohibiting it from investing in other registered open-end funds under Section 12(d)(1)(F) or (G) of the 1940 Act and, under certain circumstances, limit itself from investing in other investment companies and private funds.
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Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. The limitation on a fund and its investment adviser and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund could limit a fund’s investment in an unaffiliated acquired fund or cause the fund to sell shares of the unaffiliated acquired fund, potentially at an inopportune time.
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.
Temporary Defensive Investments. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the funds may invest up to 100% of their assets in cash, money market instruments, repurchase agreements and other short-term obligations.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (Sallie Mae) and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and
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Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a fund.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The FHFA previously announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.
A default by the U.S. government on a portfolio investment could cause a fund’s share price or yield to fall. The risk of default may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on a fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, another major rating agency downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
In accordance with recommendations made by the Treasury Market Practices Group, to the extent a fund enters into transactions involving U.S. Treasury securities, agency debt instruments issued by Fannie Mae, Freddie Mac and the FHLB, and agency-pass-through MBS issued or guaranteed by Fannie Mae, Freddie Mac and Ginnie Mae, the fund may pay “fails charges” to or be owed “fails charges” from a counterparty, in connection with certain trade settlement charges.
Wrap Agreements may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.
Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund’s NAV. However, a fund’s NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, a fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund’s NAV. All of these factors might result in a decline in the value of a fund’s shares.
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities are debt securities that do not make cash interest payments throughout the period prior to maturity. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. A zero-coupon security pays no interest to its holders during its life. Step-coupon securities are debt securities that, instead of having a fixed coupon for the life of the security, have coupon or interest payments that may increase or decrease to predetermined rates at future dates. Some step-coupon securities are issued with
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no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. High-yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are especially sensitive to downward pricing pressures from rising interest rates and may require a fund to pay out imputed income without receiving the actual cash delivery. Thus, these types of high yield investments increase the chance that the fund may lose money. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a “regulated investment company” or “RIC” under the Internal Revenue Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
INVESTMENT LIMITATIONS AND RESTRICTIONS
Schwab Balanced Fund
The following investment limitations may be changed only by vote of a majority of the fund’s outstanding voting shares:
The fund may not:
(1)
Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.
(2)
Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.
(3)
Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.
The following investment policies and restrictions are non-fundamental and may be changed by the Board.
The fund may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Sell securities short except as in accordance with current SEC rules and interpretations.
(3)
Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(4)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(5)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(6)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(7)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
Schwab MarketTrack Portfolios
The following investment policies and restrictions may be changed only by a vote of a majority of each fund’s outstanding voting shares:
The Schwab MarketTrack All Equity Portfolio may not:
(1)
Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.
(2)
Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.
(3)
(i) Purchase or sell commodities, commodities contracts or real estate, (ii) lend or borrow money; (iii) issue senior securities; (iv) underwrite securities; or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.
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Each of the Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio may not:
(1)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.
(5)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(8)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board.
Each fund may not:
(1)
Sell securities short except as in accordance with current SEC rules and interpretations.
(2)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)
Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(4)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(5)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(6)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
In addition, the Schwab MarketTrack All Equity Portfolio may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Schwab Target Funds
The following investment policies and restrictions may be changed only by a vote of a majority of each fund’s outstanding voting shares:
Each fund may not:
(1)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
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(5)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following investment policies and restrictions are non-fundamental and may be changed by the Board.
Each fund may not:
(1)
Sell securities short except as in accordance with current SEC rules and interpretations.
(2)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs); (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (3) purchase securities of companies that deal in precious metals or interests therein.
(4)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(5)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(6)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are entered into in accordance with the conditions to applicable SEC requirements shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
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Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met five times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Schwab. A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of February 28, 2025, included 108 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired.	108	None
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	108	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting).	108	None
30

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	108	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Retired.	108	None
INTERESTED TRUSTEES
Omar Aguilar(2) 1970 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2025)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.	108	None
Richard A. Wurster(2) 1973 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Director and Chief Executive Officer (Jan. 2025-present), President (Oct. 2021-present), and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Nov. 2021-Dec. 2024), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021), Charles Schwab & Co., Inc.; President (Nov. 2021-Dec. 2024), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.	108	Director (2025‑present), The Charles Schwab Corporation
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Trustee (Jan. 2025-present), Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.
Jessica Seidlitz
1978
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust from 2013‑2017 and since 2023)	Chief Operating Officer and Chief Financial Officer (Sept. 2024-present), Managing Director (Nov. 2023-present), and Chief Compliance Officer (Nov. 2023-Dec. 2024), Charles Schwab Investment Management, Inc.; Managing Director (Jan. 2019-present), Charles Schwab & Co., Inc.; Chief Compliance Officer (Mar. 2021-June 2023), Schwab Wealth Advisory, Inc.; Chief Operating Officer (Sept. 2024–present), and Chief Compliance Officer (Oct. 2023-Dec. 2024), Schwab Funds, Laudus Trust and Schwab ETFs.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.
Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

?
(2)
Mr. Aguilar and Mr. Wurster are Interested Trustees. Mr. Aguilar and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex. In addition, Mr. Wurster is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Richard A. Wurster, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
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The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Aguilar should serve as trustee of the Trust because of the experience he gained as chief executive officer, chief investment officer, and president of Schwab Asset Management, the Schwab Funds, Schwab ETFs and Laudus Funds, as well as his knowledge of and experience in financial and investment management services.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees.
33

The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the funds’ investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2024, earned with respect to the funds in this SAI and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Omar Aguilar(1)	None	N/A	None
Richard A. Wurster	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer	$15,953	N/A	$352,500
Robert W. Burns	$15,953	N/A	$352,500
Nancy F. Heller	$15,953	N/A	$352,500
David L. Mahoney	$17,424	N/A	$385,000
Jane P. Moncreiff	$17,084	N/A	$377,500
Kimberly S. Patmore	$17,084	N/A	$377,500
J. Derek Penn	$15,953	N/A	$352,500

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

34

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2024.
Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Omar Aguilar(1)			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	Over $100,000
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
Richard A. Wurster			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
35

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Michael J. Beer			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
Robert W. Burns			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
36

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Nancy F. Heller			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
David L. Mahoney			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
37

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Jane P. Moncreiff			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
Kimberly S. Patmore			Over $100,000
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
38

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
J. Derek Penn			None
	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

As of December 31, 2024, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab or any subadvisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any subadvisers or the distributor of the funds.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2025, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of each fund.
As of January 31, 2025, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of each fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab Balanced Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 3000 Schwab Way Westlake, TX 76262	93.66%
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Fund	Name and Address	Percentage of Ownership
Schwab MarketTrack All Equity Portfolio	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	92.59%
Schwab MarketTrack Growth Portfolio	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	95.30%
Schwab MarketTrack Balanced Portfolio	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	96.01%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	5.32	%(1)
Schwab MarketTrack Conservative Portfolio	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	94.95%
Schwab Target 2010 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	96.52%
Schwab Target 2015 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.60%
	Roger P. Vincent MD Charles Schwab & Co., Inc. Cust c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 3000 Schwab Way Westlake, TX 76262	7.25	%(1)
	Marleen Sacks Charles Schwab & Co., Inc. Cust c/o Charles Schwab & Co., Inc. – Attn: Schwab Funds CLO 3000 Schwab Way Westlake, TX 76262	5.96	%(1)
	Empower Trust FBO The Childrens Hospital Association 403B c/o Fascore LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111‑5002	5.39%
Schwab Target 2020 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	92.18%
Schwab Target 2025 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.04%
Schwab Target 2030 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	92.78%
Schwab Target 2035 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	89.19%
	Empower Trust FBO The Childrens Hospital Association 403B c/o Fascore LLC	5.49%
Schwab Target 2040 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.38%
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Fund	Name and Address	Percentage of Ownership
Schwab Target 2045 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	77.86%
	Empower Trust FBO The Childrens Hospital Association 403B c/o Fascore LLC	18.39%
Schwab Target 2050 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	76.98%
	Empower Trust FBO The Childrens Hospital Association 403B c/o Fascore LLC	19.70%
	Charles Schwab Trust Bank	5.49	%(1)
Schwab Target 2055 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	66.98%
	Empower Trust FBO The Childrens Hospital Association 403B c/o Fascore LLC	29.51%
Schwab Target 2060 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	77.61%
	Empower Trust FBO The Childrens Hospital Association 403B c/o Fascore LLC	20.63%
Schwab Target 2065 Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	76.07%
	Empower Trust FBO The Childrens Hospital Association 403B c/o Fascore LLC	23.69%

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of a fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
Advisory Agreement
After an initial two-year term, the continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
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Schwab Balanced Fund
Schwab Asset Management does not receive a fee for the services it performs for the fund. However, Schwab Asset Management is entitled to receive an annual management fee from each of the underlying Schwab Funds.
Schwab Asset Management and its affiliates have agreed to maintain the “net operating expenses” of the fund (excluding interest, taxes and certain non-routine expenses) at 0.00% for so long as the investment adviser serves as adviser to the fund. This agreement is limited to the fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. This net operating expense agreement may only be amended or terminated with the approval of the Board.
Schwab MarketTrack Portfolios
As described below, Schwab Asset Management is entitled to receive from each Schwab MarketTrack Portfolio an annual fee, payable monthly, for its advisory and administrative services to each fund.
The table below sets forth the advisory fees paid by the funds to Schwab Asset Management for the past three fiscal years. The figures in the “net fees paid” row represent the actual amounts paid to Schwab Asset Management, which include the effect of any reductions due to the application of a fund’s expense limitation (expense cap). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to Schwab Asset Management were reduced due to the application of a fund’s expense cap.
Schwab Asset Management and its affiliates have agreed to maintain the “net operating expenses” of each fund (excluding interest, taxes and certain non-routine expenses) at 0.50% for so long as the investment adviser serves as adviser to the funds. This agreement is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by each fund through its investments in the underlying funds. This net operating expense agreement may only be amended or terminated with the approval of the Board.
Fund and Advisory Fee Schedule		2024	2023	2022	Expense Cap
Schwab MarketTrack All Equity Portfolio 0.13% of the fund’s average daily net assets	Net fees paid:	$1,129,480	$983,562	$1,011,089	0.50%
	Gross fees reduced by:	None	None	None
Schwab MarketTrack Growth Portfolio 0.13% of the fund’s average daily net assets	Net fees paid:	$1,205,428	$1,101,426	$1,156,133	0.50%
	Gross fees reduced by:	None	None	None
Schwab MarketTrack Balanced Portfolio 0.13% of the fund’s average daily net assets	Net fees paid:	$750,216	$706,324	$770,324	0.50%
	Gross fees reduced by:	None	None	None
Schwab MarketTrack Conservative Portfolio 0.13% of the fund’s average daily net assets	Net fees paid:	$264,952	$287,450	$373,899	0.50%
	Gross fees reduced by:	None	None	None
Schwab Target Funds
Schwab Asset Management does not receive a fee for the services it performs for the funds. However, Schwab Asset Management is entitled to receive an annual management fee from each of the underlying Schwab Funds and Schwab ETFs.
Schwab Asset Management and its affiliates have agreed to maintain the “net operating expenses” of each fund (excluding interest, taxes and certain non-routine expenses) at 0.00% for so long as the investment adviser serves as adviser to the funds. This agreement is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by each fund through its investments in the underlying funds. This net operating expense agreement may only be amended or terminated with the approval of the Board.
Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 3000 Schwab Way, Westlake, TX 76262, is the principal underwriter for shares of the funds and is the Trust’s agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the funds, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the funds and other
42

investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the funds. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the funds, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning a fund.
These payments may relate to educational efforts regarding the funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the funds available to their customers or otherwise promote the funds, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the funds over other investments.
As of February 28, 2025, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Morgan Stanley Smith Barney LLC, OneDigital Investment Advisors LLC, Principal Life Insurance Company, Schwab Retirement Plan Services, Inc., Standard Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the funds and their shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the funds. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Shareholder Servicing Plan
The Trust’s Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables the funds to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the funds. Pursuant to the Plan, certain funds are subject to an annual shareholder servicing fee, as set forth below:
Fund(1)	Shareholder Servicing Fee
Schwab MarketTrack All Equity Portfolio	0.25%
Schwab MarketTrack Growth Portfolio	0.25%
Schwab MarketTrack Balanced Portfolio	0.25%
Schwab MarketTrack Conservative Portfolio	0.25%

(1)
The Schwab Balanced Fund and Schwab Target Funds are not subject to any shareholder servicing fees under the Plan.

Pursuant to the Plan, the funds may pay service providers (including Schwab) that, pursuant to written agreements with Schwab or the Trust, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. The service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily NAV of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the Qualified Trustees). The Plan requires that Schwab or any person
43

authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board and (ii) the Qualified Trustees.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodians and Fund Accountant
Citibank, N.A. (Citibank), 388 Greenwich Street, New York, NY 10013 serves as custodian for the Schwab MarketTrack Portfolios and Schwab Target Funds.
State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as custodian for the Schwab Balanced Fund.
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews each fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Securities Lending Activities
As of the most recent fiscal year-end, the funds had not entered into a contract with a securities lending agent and were not engaged in securities lending.
PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2024.
	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Zifan Tang	18	$8,137,529,876	0	$0	0	$0
Drew Hayes	18	$8,137,529,876	0	$0	0	$0
Patrick Kwok	18	$8,137,529,876	0	$0	0	$0
Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers or traders may aggregate trade orders for the Other Managed Accounts, excluding separately managed accounts,
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with those of a fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which provide, among other things, that (i) Schwab Asset Management will not receive additional compensation or remuneration of any kind as a result of aggregating transactions; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis. For equity transactions, if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order and round lots. For fixed income transactions, aggregated orders are generally allocated after execution. For fixed income and money market fund accounts that have similar strategies, Schwab Asset Management determines allocations with the general purpose of achieving, as nearly as possible, performance and portfolio characteristic parity/ proportionality among such accounts over time. For fixed income and money market fund accounts that do not have similar strategies, Schwab Asset Management has target ranges for significant portfolio characteristics and determines allocations among such accounts in accordance with the target ranges in effect at the time of the trade. In addition, Schwab Asset Management may follow certain investment priorities to satisfy the investment targets for fixed income and money market funds that have investment mandates related to particular sectors.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Fund of Funds Information Barrier. The Portfolio Managers for any Schwab Fund or fund that invests in other Schwab Funds (Underlying Affiliated Funds) must make investment decisions without taking into consideration, or being in possession of, material non-public information about the Underlying Affiliated Funds. Despite a Portfolio Manager’s intention to not receive material, non-public information, Schwab Asset Management has established procedures to prevent Portfolio Managers from having access to and trading on material, non-public information regarding Underlying Affiliated Funds. Under these procedures, the adviser monitors Schwab fund of funds’ trading activity in Underlying Affiliated Funds, escalates breaches of information barriers and develops enhancements to information barriers as necessary. In the event that a Portfolio Manager comes into possession of material, non-public information about an Underlying Affiliated Fund, a Portfolio Manager’s ability to initiate transactions in that Underlying Affiliated Fund could potentially be restricted as a result of a Portfolio Manager’s possession of such information. The trading restriction could have an adverse effect on the ability of a fund managed by the Portfolio Manager to participate in any potential gains or avoid any potential losses in the restricted Underlying Affiliated Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Compensation. During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:
There are two independent funding components for the Plan:
●
a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)
●
a portion based on corporate results
Investment Fund Performance
At the close of the year, each fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.
Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.
Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.
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Corporate Performance
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
Allocation of Discretionary Bonus
At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.
Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
●
Fund performance relative to performance measure
●
Risk management and mitigation
●
Individual performance against key objectives
●
Contribution to overall group results
●
Functioning as an active contributor to the firm’s success
●
Team work
●
Collaboration between Analysts and Portfolio Managers
●
Regulatory/Compliance management
The Portfolio Managers’ compensation is neither based on the value of the assets held in a fund’s portfolio or any Other Managed Account, nor flows into a fund’s portfolio or any Other Managed Account.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they managed as of October 31, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the 1934 Act).
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Zifan Tang	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	$10,001-$50,000
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
Drew Hayes	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
46

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	$100,001-$500,000
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	None
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	None
Patrick Kwok	Schwab Balanced Fund	None
	Schwab MarketTrack All Equity Portfolio	None
	Schwab MarketTrack Growth Portfolio	None
	Schwab MarketTrack Balanced Portfolio	None
	Schwab MarketTrack Conservative Portfolio	None
	Schwab Target 2010 Fund	None
	Schwab Target 2015 Fund	None
	Schwab Target 2020 Fund	None
	Schwab Target 2025 Fund	None
	Schwab Target 2030 Fund	None
	Schwab Target 2035 Fund	None
	Schwab Target 2040 Fund	None
	Schwab Target 2045 Fund	None
	Schwab Target 2050 Fund	$50,001-$100,000
	Schwab Target 2055 Fund	None
	Schwab Target 2060 Fund	None
	Schwab Target 2065 Fund	$10,001-$50,000
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for each fund for the past two fiscal years is as follows:
	2024	2023
Schwab Balanced Fund	8%	10%
Schwab MarketTrack Portfolios
Schwab MarketTrack All Equity Portfolio	17%	10%
Schwab MarketTrack Growth Portfolio	17%	10%
Schwab MarketTrack Balanced Portfolio	16%	11%
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	2024	2023
Schwab MarketTrack Conservative Portfolio	12%	9%
Schwab Target Funds
Schwab Target 2010 Fund	11%	14%
Schwab Target 2015 Fund	9%	7%
Schwab Target 2020 Fund	8%	7%
Schwab Target 2025 Fund	12%	10%
Schwab Target 2030 Fund	12%	9%
Schwab Target 2035 Fund	11%	10%
Schwab Target 2040 Fund	10%	9%
Schwab Target 2045 Fund	6%	5%
Schwab Target 2050 Fund	2%	5%
Schwab Target 2055 Fund	4%	4%
Schwab Target 2060 Fund	2%	4%
Schwab Target 2065 Fund	7%	4%
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund may not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares (both unaffiliated ETFs and affiliated Schwab ETFs), or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct
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dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
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Brokerage Commissions
For each of the last three fiscal years, the below funds paid the following brokerage commissions.
Fund	2024	2023	2022
Schwab Balanced Fund	$0	$0	$0
Schwab MarketTrack Portfolios
Schwab MarketTrack All Equity Portfolio	$4,337(1)	$3,875(1)	$749(1)
Schwab MarketTrack Growth Portfolio	$4,029(1)	$3,000(1)	$847(1)
Schwab MarketTrack Balanced Portfolio	$2,121(1)	$1,376(1)	$907(1)
Schwab MarketTrack Conservative Portfolio	$559(1)	$512(1)	$344(1)
Schwab Target Funds
Schwab Target 2010 Fund	$0	$0	$0
Schwab Target 2015 Fund	$0	$0	$0
Schwab Target 2020 Fund	$0	$0	$0
Schwab Target 2025 Fund	$0	$0	$0
Schwab Target 2030 Fund	$0	$0	$0
Schwab Target 2035 Fund	$0	$0	$0
Schwab Target 2040 Fund	$0	$0	$0
Schwab Target 2045 Fund	$0	$0	$0
Schwab Target 2050 Fund	$0	$0	$0
Schwab Target 2055 Fund	$0	$0	$0
Schwab Target 2060 Fund	$0	$0	$0
Schwab Target 2065 Fund	$0	$0	$0

(1)
During the fiscal years ended October 31, 2022, October 31, 2023 and October 31, 2024, the fund invested in shares of the Schwab U.S. REIT ETF, which were subject to brokerage commissions.

Regular Broker-Dealers
During the fiscal year, the funds held securities issued by their respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of October 31, 2024.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Balanced Fund	None	N/A
Schwab MarketTrack Portfolios
Schwab MarketTrack All Equity Portfolio	None	N/A
Schwab MarketTrack Growth Portfolio	None	N/A
Schwab MarketTrack Balanced Portfolio	None	N/A
Schwab MarketTrack Conservative Portfolio	None	N/A
Schwab Target Funds
Schwab Target 2010 Fund	None	N/A
Schwab Target 2015 Fund	None	N/A
Schwab Target 2020 Fund	None	N/A
Schwab Target 2025 Fund	None	N/A
Schwab Target 2030 Fund	None	N/A
Schwab Target 2035 Fund	None	N/A
Schwab Target 2040 Fund	None	N/A
Schwab Target 2045 Fund	None	N/A
Schwab Target 2050 Fund	None	N/A
Schwab Target 2055 Fund	None	N/A
Schwab Target 2060 Fund	None	N/A
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Fund	Regular Broker-Dealer	Value of Holdings
Schwab Target 2065 Fund	None	N/A
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
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Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust with a Declaration of Trust entered into on May 6, 1993 and filed with the Commonwealth of Massachusetts on May 7, 1993.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the NAV as determined in accordance with the bylaws.
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Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open. The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Only orders that are received in good order by a fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, exchange and redemption orders must be received by the funds in order to be executed that day at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
The funds have authorized one or more financial intermediaries, including Schwab, to accept on their behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the respective fund’s NAV per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectus.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by a fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. The shares of a fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the
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market price of accepted securities at the time of valuation become the property of a fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by a fund or other date as communicated by the financial intermediary.
Pricing of Shares
Each business day, each fund calculates its share price, NAV per share, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
To the extent the funds invest in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund.
The funds use approved pricing sources (including pricing services) to provide values for their portfolio securities. Values are generally determined by the approved pricing sources as follows: generally, securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price as supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the funds’ Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
In accordance with the 1940 Act, the underlying funds in which the Schwab Balanced Fund, Schwab MarketTrack Portfolios, and Schwab Target Funds invest are valued at their respective NAV as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.
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TAXATION
This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
If a fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a fund as a RIC if it determines such course of action to be beneficial to shareholders.
Although each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into
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long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon or other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any corresponding interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gains (if any) that are reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gain dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gain dividend, be treated as a long-term capital loss.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports to be from dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
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In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.
The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Gain or loss on the sale or redemption of shares in a fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their shares.
A loss realized on a sale or exchange of shares of a fund may be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
At the beginning of every year, each fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the fund paid during the previous calendar year.
If a fund makes a distribution to a shareholder in excess of the fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gains and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, a portion of the income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) may be classified as “excess inclusion income.” With respect of foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund where, for example, (i) a fund invests in REITs that hold residual interests in REMICs, thereby causing the fund to derive “excess inclusion income,” or (ii) shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. In addition, tax may be imposed on a fund on the portion of any excess inclusion income allocable to any shareholders that are classified as “disqualified organizations.” There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
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For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a fund to pass through to non-corporate shareholders (whether investing directly or indirectly through a fund) the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
The funds can have income, gains or losses from any distributions or redemptions in the underlying funds. The funds cannot use gains distributed by one underlying fund to offset losses in another underlying fund. Redemptions of shares in an underlying fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on underlying fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the funds’ “fund of funds” structure could affect the amount, timing and character of distributions to shareholders.
Income that a Schwab MarketTrack Portfolio or Schwab Target Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If any of these funds has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in the Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab MarketTrack Portfolios and Schwab Target Funds will not have more than 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Each shareholder’s respective pro rata share of foreign taxes a Schwab MarketTrack Portfolio or Schwab Target Fund pays will, therefore, be netted against its share of the Schwab MarketTrack Portfolio or Schwab Target Fund’s gross income. To the extent, however, a Schwab MarketTrack Portfolio or Schwab Target Fund invests in an underlying mutual fund that elects to pass through foreign taxes, the Schwab MarketTrack Portfolio or Schwab Target Fund will be able to pass through the taxes paid by the underlying mutual fund in a given year, provided that at least 50% of the value of the Schwab MarketTrack Portfolio’s of Schwab Target Fund’s total assets is invested in underlying mutual funds at the end of each quarter of such taxable year.
The Schwab MarketTrack Portfolios and Schwab Target Funds may invest in non-U.S. corporations, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent any of these funds do invest in PFICs, they may elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, these funds may be required to distribute amounts in excess of realized income and gains. To the extent these funds do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a fund’s economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in a fund.
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APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2025

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2025

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and other governance issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and environmental and social areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including environmental, social, and governance-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
While the voting policy is in place to provide structure and guidance and ensure CSIM’s approach is consistent and repeatable, CSIM recognizes instances may arise that would benefit from additional research and analysis to determine CSIM’s policy recommendation. As such, CSIM reserves the right to use discretion and apply a case-by-case approach when determining its vote decision for any proposal that it believes warrants added scrutiny by the Investment Stewardship Team.
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The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience, and skills contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A company board is not sufficiently diverse with respect to background, or the board has not provided a reasonable explanation of board diversity or lack thereof
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
A director approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns
●
The company has not provided explicit disclosure of board oversight of material risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring the separation of these roles unless certain circumstances are in place.
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Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles include:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring an independent chair unless CSIM has concerns regarding a board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
●
There is a disconnect identified between executive pay and company performance
●
Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
●
Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
●
Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
3

●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
v.
Compensation-Related Shareholder Proposals
CSIM generally votes with management on compensation-related shareholder proposals. CSIM believes the responsibility for designing an effective executive compensation program lies with the board’s compensation committee, rather than shareholders. Therefore, rather than supporting policies proposed by shareholders, a more appropriate way for shareholders to express discontent with a company’s policies and practices is through the election of directors, the advisory vote on executive compensation, proposals regarding equity plans and/or other executive compensationspecific proposals.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile is problematic
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
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F.
ENVIRONMENTAL AND SOCIAL SHAREHOLDER PROPOSALS

Effective oversight of material environmental and social risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities on a case-by-case basis and considers supporting them if there is no evidence of board oversight, a political spending policy and/or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted,” unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, which are affiliated with such company, are participants in such meetings.
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B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and complies with all reporting requirements.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.
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Schwab Funds®
Schwab® S&P 500 Index Fund	SWPPX
Schwab 1000 Index® Fund	SNXFX
Schwab® Small-Cap Index Fund	SWSSX
Schwab® Total Stock Market Index Fund	SWTSX
Schwab® U.S. Large-Cap Growth Index Fund	SWLGX
Schwab® U.S. Large-Cap Value Index Fund	SWLVX
Schwab® U.S. Mid-Cap Index Fund	SWMCX
Schwab® International Index Fund	SWISX
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated February 28, 2025 (as amended from time to time).
The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ Form N-CSR for the fiscal year ended October 31, 2024, are incorporated by reference into this SAI.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.
Each fund, except for the Schwab 1000 Index Fund, is a series of Schwab Capital Trust, and the Schwab 1000 Index Fund is a series of Schwab Investments (each, a Trust, and collectively, the Trusts). The funds are part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, is the investment adviser to the funds (investment adviser).
REG72271-12

INVESTMENT OBJECTIVES
The Schwab S&P 500 Index Fund’s goal is to track the total return of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500® Index).
The Schwab 1000 Index Fund’s goal is to match the total return of the Schwab 1000 Index®, an index created to represent performance of publicly traded equity securities of the 1,000 largest U.S. companies.
The Schwab Small-Cap Index Fund’s goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.
The Schwab Total Stock Market Index Fund’s goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM.
The Schwab U.S. Large-Cap Growth Index Fund’s goal is to track the performance of a benchmark index that measures the total return of large capitalization U.S. growth stocks.
The Schwab U.S. Large-Cap Value Index Fund’s goal is to track the performance of a benchmark index that measures the total return of large capitalization U.S. value stocks.
The Schwab U.S. Mid-Cap Index Fund’s goal is to track the performance of a benchmark index that measures the total return of mid capitalization U.S. stocks.
The Schwab International Index Fund’s goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.
Change of Investment Objective
The investment objective for each of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.
The investment objective for each of the Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund is not fundamental and therefore may be changed by the fund’s Board of Trustees (the Board) without shareholder approval.
There is no guarantee that a fund will achieve its investment objective.
Change to Investment Policy of the Funds
The Schwab S&P 500 Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the S&P 500 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The S&P 500 Index is generally considered to be representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. The S&P 500 Index does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. S&P identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500 Index. There are four major industry sectors within the index: industrials, utilities, financials and transportation.
The Schwab 1000 Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an “operating company” (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions (depending on business demographics, exception may apply for certain companies incorporated offshore); (2) a liquid market for its common shares must exist on a U.S. exchange; and (3) its market value must place it among the top 1,000 such companies as measured by full float market capitalization (share price times the number of shares outstanding).
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The Schwab Small-Cap Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the Russell 2000® Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab Total Stock Market Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab U.S. Large-Cap Growth Index Fund will, under normal circumstances, invest at least 90% of its net assets in securities included in the Russell 1000 Growth® Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab U.S. Large-Cap Value Index Fund will, under normal circumstances, invest at least 90% of its net assets in securities included in the Russell 1000® Value Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab U.S. Mid-Cap Index Fund will, under normal circumstances, invest at least 90% of its net assets in securities included in the Russell Midcap® Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab International Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the MSCI EAFE® Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
Index Providers and Disclaimers
Description of Schwab 1000 Index. The Schwab 1000 Index was developed by Charles Schwab & Co., Inc. (Schwab or the funds’ distributor). Charles Schwab Invesment Management, Inc., dba Schwab Asset Management (the investment adviser), the funds’ investment adviser, and Schwab are separate but affiliated companies and subsidiaries of The Charles Schwab Corporation. Schwab receives no compensation from the investment adviser or the Schwab 1000 Index Fund for maintaining the index. In constructing the Schwab 1000 Index, Schwab has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the index. Schwab Asset Management has entered into an agreement with Schwab pursuant to which the investment adviser has been granted a license to the index which has in turn been sublicensed to the Schwab 1000 Index Fund at no cost to the fund.
Schwab reviews and, as necessary, revises the list of companies whose securities are included in the Schwab 1000 Index, usually annually. Under normal circumstances, the Schwab 1000 Index undergoes a quarterly rebalance to reflect outstanding share changes of the existing constituents. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify the index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spinoffs or bankruptcy filings made because of a company’s inability to continue operating as a going concern). As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
A particular stock’s weighting in the Schwab 1000 Index is based on its relative total float-adjusted market value (i.e., its market price per share times the number of free-float shares outstanding), divided by the total float-adjusted market capitalization of the index.
Schwab may change the Schwab 1000 Index inclusion criteria if it determines that doing so would cause the index to be more representative of the domestic equity market. The Board may select another index for the Schwab 1000 Index Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund’s shareholders.
Schwab 1000 Index Disclaimers. Schwab 1000 Index is the property of Schwab, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Index. The Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Schwab 1000 Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Schwab. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.
The fund which is based on the Schwab 1000 Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab 1000 Index or the fund particularly or the ability of the Schwab 1000 Index or
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the fund to track general market performance. S&P Dow Jones Indices’ only relationship to Schwab with respect to the Schwab 1000 Index is the licensing of the S&P Global BMI Index, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services on behalf of Schwab related to the Schwab 1000 Index without regard to Schwab or the fund. S&P Dow Jones Indices is not responsible for and has not participated in the creation of the fund, the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the Schwab 1000 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion or exclusion of a security within the Schwab 1000 Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice. S&P Dow Jones Indices does not act nor shall be deemed to be acting as a fiduciary in providing the S&P Global BMI Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE SCHWAB 1000 INDEX, INTELLECTUAL PROPERTY, SOFTWARE, OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SCHWAB, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SCHWAB 1000 INDEX, INTELLECTUAL PROPERTY, SOFTWARE, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SCHWAB, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Schwab S&P 500 Index Fund - Index Disclaimers - The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by Charles Schwab Investment Management, Inc. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Charles Schwab Investment Management.
The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Index Fund particularly, or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Schwab S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the Schwab S&P 500 Index Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Index Fund shares or in the determination or calculation of the equation by which the fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund’s shares.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Index Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Schwab Total Stock Market Index Fund - Index Disclaimers - “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC, and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
S&P Dow Jones Indices LLC, Dow Jones, S&P and their affiliates (collectively, S&PDJI) makes no representation or warranty, express or implied, to the owners of the Schwab Total Stock Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab Total Stock Market Index Fund particularly or the ability of the Dow Jones U.S. Total Stock Market Index (the Index) to track general market performance. S&P Dow Jones Indices’ only relationship to Charles Schwab Investment Management with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Charles Schwab Investment Management or the Schwab Total Stock Market Index Fund. S&PDJI have no obligation to take the needs of Charles Schwab Investment Management or the owners of the Schwab Total Stock Market Index Fund into consideration in determining, composing or calculating the Index. S&PDJI are not
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responsible for and have not participated in the determination of the prices, and amount of the Schwab Total Stock Market Index Fund or the timing of the issuance or sale of the Schwab Total Stock Market Index Fund or in the determination or calculation of the equation by which the Schwab Total Stock Market Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&PDJI have no obligation or liability in connection with the administration, marketing or trading of the Schwab Total Stock Market Index Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&PDJI to buy, sell, or hold such security, nor is it considered to be investment advice.
S&PDJI do not guarantee the adequacy, accuracy, timeliness and/or the completeness of the Index or any data related thereto or any communication, including, but not limited to, oral or written communication (including electronic communications) with respect thereto. S&PDJI shall not be subject to any damages or liability for any errors, omissions or delays therein. S&PDJI make no express or implied warranties, and expressly disclaim all warranties, of merchantability or fitness for a particular purpose or use or as to the results to be obtained by Charles Schwab Investment Management, owners of the Schwab Total Stock Market Index Fund or any other person or entity from the use of the Index or any data related thereto. Without limiting any of the foregoing, in no event whatsoever shall S&PDJI be liable for any indirect, special, incidental, punitive or consequential damages including, but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advise of the possibility of such damages, whether in contract, tort, strict liability or otherwise. There are no third party beneficiaries of any agreements or arrangements between S&P Dow Jones Indices, its affiliates and Charles Schwab Investment Management, other than to the licensors of S&PDJI.
Schwab Small-Cap Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund - Index Disclaimers - Charles Schwab Investment Management, the funds’ investment adviser, has entered into an agreement with Frank Russell Company (Russell), pursuant to which, the investment adviser has been granted a license to certain of the Russell indexes and the Russell trademarks, which has in turn been sublicensed to the Schwab Small-Cap Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund.
The Schwab Small-Cap Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Schwab Small-Cap Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell indexes.
Russell’s publication of the Russell indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell indexes are based. Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell indexes or any data included in the Russell indexes. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell indexes or any data included therein, or any security (or combination thereof) comprising the Russell indexes. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell index(es) or any data or any security (or combination thereof) included therein.
Schwab International Index Fund - Index Disclaimers - The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (MSCI), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the MSCI Parties). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by the investment adviser which has in turn been sublicensed to the fund.
None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the fund or any other person or entity regarding the advisability of investing in funds generally or in the fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the fund or the issuer or owners of the fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer or owners of the fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by or the consideration into which the fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the fund or any other person or entity in connection with the administration, marketing or offering of the fund.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability
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for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
INVESTMENT STRATEGIES, SECURITIES AND RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
From time to time a fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. For example, a fund may invest in certain types of securities to the extent its index does even if the types of securities have not been identified as part of the fund’s investment strategy. To the extent an investment becomes part of a fund’s investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, a fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value (NAV) of a fund’s shares and in its portfolio yield. A fund is required to comply with the asset coverage requirements of the Investment Company Act of 1940, as amended (the 1940 Act), when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. Each fund will pay fees to the banks for using its lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Each of the funds will not concentrate its investments in a particular industry or group of industries, unless the index it is designed to track is so concentrated.
Cyber Security Risk. As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the funds are potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause a fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect a fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding a fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting a fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to a fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving a fund’s third-party service providers (e.g., the funds’ custodian and transfer agent), trading counterparties or issuers in which a fund invests can also subject a fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures or breaches may result in financial losses to a fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which a fund invests could adversely impact such counterparties or issuers and cause a fund’s investment to lose value.
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Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the funds do not directly control the cybersecurity systems of issuers in which a fund may invest, trading counterparties or third-party service providers to the funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the funds will not suffer losses relating to cyber attacks on the funds, their service providers, trading counterparties or the issuers in which a fund invests.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Debt securities may also experience price changes when interest rates are anticipated to change. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is known as prepayment risk and is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. Prepayments are more likely to occur in a falling interest rate environment. When borrowers pay off their debt securities sooner than expected, a fund would have to reinvest that money at the lower prevailing interest rate, which may reduce the returns of a fund. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.” The market for these securities has historically been less liquid and more volatile than for investment-grade securities.
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.
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Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies and applicable regulatory authorities.
A fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify a fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to a fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and a fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodity Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin,” may be made daily, if necessary, as the value of the futures
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contracts fluctuates. This process is known as “marking-to-market.” The initial margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.
While a fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
Derivatives Regulatory Matters. In October 2020, the U.S. Securities and Exchange Commission (SEC) adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to a fund’s use of such transactions. The rule requires a fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a fund’s securities lending activities. In addition, under the rule, a fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on a fund. The investment adviser intends to monitor developments and seeks to manage the funds in a manner consistent with achieving the funds’ investment objectives, but there can be no assurance that it will be successful in doing so.
The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the funds’ investment adviser, with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If a fund’s investment adviser were no longer able to claim the
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exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.
Schwab S&P 500 Index Fund and Schwab U.S. Large-Cap Growth Index Fund – Each fund may become “non-diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. A fund that becomes a non-diversified mutual fund means that a relatively high percentage of assets of the fund may be invested in the obligations of a limited number of issuers. The value of shares of each fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each fund intends to be diversified in approximately the same proportion as its index. In addition, each fund intends to diversify its investments to the extent required to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the imposition of sanctions, trade barriers, confiscations, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures or retaliatory actions imposed or negotiated by the countries with which they trade. Countries with emerging or developing securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the fund.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China based companies that incorporate in the People’s Republic of China (PRC) can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies depending on what stock exchange they are listed on. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. Class B Shares trade on either the Shanghai or Shenzhen stock exchanges and can only be traded by non-residents of the PRC or residents with appropriate foreign currency dealing accounts. They trade in U.S. dollars on the Shanghai exchange and in Hong Kong dollars on the Shenzhen exchange. Class A Shares trade on either the Shanghai or Shenzhen exchanges and are quoted in renminbi. Class A Shares may only be traded by residents of the PRC, or under the Qualified Foreign Institutional Investor (QFII) rules, or through the Stock Connect programs (Shanghai-Hong Kong or Shenzhen-Hong Kong). Finally, China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that a fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares. Further, there are quotas on the amount China A Shares available either to QFIIs or through the Stock Connect programs. These quotas are applicable to the entire market, not to a specific fund, but they impact the ability of a fund to implement its investment strategy.
Certain funds may invest a portion of their assets in certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the funds) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction,
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such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.
Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. As a result, investors face the risk that future actions by the Chinese government could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities. If the Chinese government takes action affecting VIE structures, the market value of a fund’s associated portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the fund.
In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which a fund invests may be less reliable or complete than investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a fund to transact in such securities and may increase the transaction costs of a fund if the fund is required to seek other markets in which to transact in those securities.
Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which a fund invests.
There is the potential of increased tariffs and restrictions on trade between the United States and the PRC. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on PRC companies and a commensurately negative impact on a fund. In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries, including China. See “Market Disruptions Risk” and “Foreign Securities” risk.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts and business development companies. (For more information on depositary receipts, see the section titled “Depositary Receipts”).
Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product
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lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of
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the Internal Revenue Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than – and at times will perform differently from – large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering (IPO). A fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs) are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (minimum quarterly distributions). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to
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streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).
Exchange-Traded Funds (ETFs) are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption
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process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, purchase and sell foreign currency options and foreign currency futures contracts and related options and engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (forwards) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange options and contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange options and contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. A fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes. To the extent a foreign currency transaction involves a derivative instrument, the risks discussed under “Derivative Instruments,” above, also will apply.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
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Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s NAV per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. A fund’s investments in foreign securities may include securities of issuers domiciled in a foreign jurisdiction but which are listed on a U.S. exchange and included in the fund’s index, as well as securities generally available in foreign markets. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government or war could affect the value of foreign investments. Additionally, a country could experience a public health threat such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a fund’s liquidity and performance. Unilateral actions by a foreign government may also impact a fund’s ability to operate in full conformity with required U.S. regulations. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
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Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Foreign Institutions  involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Illiquid Securities or Investments means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.
Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each fund seeks to invest so that its portfolio performs similarly to that of its index. Correlation for each fund is calculated using daily returns, according to a mathematical formula which measures correlation between a fund’s portfolio and index returns. Each fund may rebalance its holdings in order to track its index more closely. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices.
There can be no guarantee that the performance of a fund will achieve a high degree of correlation with that of its index. A number of factors may affect a fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of a fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Inflation/Deflation Risk. The funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board.
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Large Transaction Risk. Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether a fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including Schwab Asset Management as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.
A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the funds invest. Efforts to contain the spread of infectious disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
War, terrorism and related responses and events could cause substantial market volatility, disrupt fund operations and adversely affect fund performance. For example, Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Additionally, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect a fund’s performance.
U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the funds and issuers in which they invest. For example, if a bank in which a fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the funds and issuers in which they invest.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the funds may be required to dispose of portfolio investments at inopportune times or prices.
Mid-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them between the upper and lower end of the stock market, as well as the stocks of companies that are determined to be mid-sized based on several factors, including the capitalization of the company and the amount of revenues. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of
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mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments – large-cap stocks, for instance – a fund’s mid-cap holdings could reduce performance.
Mid-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Mid-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively smaller management group. In addition, mid-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Mid-cap company stocks may pay low or no dividends. These factors and others may cause sharp changes in the value of a mid-cap company’s stock, and even cause some mid-cap companies to fail. While mid-cap stocks are generally considered to offer greater growth opportunities for investors than large-cap stocks, they involve greater risks and the share price of a fund that invests in mid-cap stocks may change sharply during the short term and long term.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Banker’s Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in aggregate, in excess of $100 million.
Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Certain repurchase agreements a fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements.  A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
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Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. When a fund is lending portfolio securities, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section titled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) unit investment trusts that generally offer a fixed number of redeemable shares; and (5) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the sub-section titled “Exchange-Traded Funds” under “Equity Securities” for more information).
To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.” Unlike securities of other investment companies, BDCs may be included in various indices by index providers. As a result, particularly to the extent a fund seeks to track the total return of its index by replicating the index (rather than employing sampling techniques), a fund may hold securities of BDCs and may be required to disclose acquired fund fees and expenses.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
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The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (acquired fund), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to a fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by a fund.
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.
Stock Substitution Strategy is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae), and the Federal Home Loan Banks, are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
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In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a fund.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The FHFA previously announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.
A default by the U.S. government on a portfolio investment could cause a fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, another major rating agency downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund may not:
(1)
Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
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(2)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. However, the Schwab S&P 500 Index Fund and the Schwab U.S. Large-Cap Growth Index Fund may become “non-diversified,” as defined under the 1940 Act, with respect to investments in an issuer or several issuers to the extent necessary to approximate the composition of the index each fund seeks to track to the extent permitted by law or regulatory relief.
(5)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund may not:
(1)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund may not:
(1)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each fund will concentrate to approximately the same extent that its benchmark index concentrates in the securities of such particular industry or group of industries.
In addition, each of the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.
In addition, the Schwab S&P 500 Index Fund may not:
(1)
Pledge, mortgage or hypothecate any of its assets, except as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, the Schwab 1000 Index Fund may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act.
The Schwab Total Stock Market Index Fund may not:
(1)
Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act.
(2)
Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.
(3)
(i) Purchase or sell commodities, commodities contracts, futures or real estate; (ii) lend or borrow money; (iii) issue senior securities; (iv) underwrite securities; or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board.
Each fund may not:
(1)
Sell securities short except as in accordance with current SEC rules and interpretations.
(2)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(4)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(5)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).
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(6)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
In addition, the Schwab Small-Cap Index Fund
(1)
Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Russell 2000 Index.
In addition, the Schwab International Index Fund
(1)
Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the MSCI EAFE Index.
In addition, the Schwab Total Stock Market Index Fund may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are entered into in accordance with the conditions to applicable SEC requirements shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met five times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of a Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Schwab. A trustee also may be considered an interested person of the Trusts under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
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As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of February 28, 2025, included 108 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trusts, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired.	108	None
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	108	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting).	108	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	108	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Retired.	108	None
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Omar Aguilar(2) 1970 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2025)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.	108	None
Richard A. Wurster(2) 1973 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Director and Chief Executive Officer (Jan. 2025-present), President (Oct. 2021-present), and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Nov. 2021-Dec. 2024), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021), Charles Schwab & Co., Inc.; President (Nov. 2021-Dec. 2024), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.	108	Director (2025‑present), The Charles Schwab Corporation
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Trustee (Jan. 2025-present), Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.
Jessica Seidlitz
1978
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust from 2013‑2017 and since 2023)	Chief Operating Officer and Chief Financial Officer (Sept. 2024-present), Managing Director (Nov. 2023-present), and Chief Compliance Officer (Nov. 2023-Dec. 2024), Charles Schwab Investment Management, Inc.; Managing Director (Jan. 2019-present), Charles Schwab & Co., Inc.; Chief Compliance Officer (Mar. 2021-June 2023), Schwab Wealth Advisory, Inc.; Chief Operating Officer (Sept. 2024–present), and Chief Compliance Officer (Oct. 2023-Dec. 2024), Schwab Funds, Laudus Trust and Schwab ETFs.
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.
Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

?
(2)
Mr. Aguilar and Mr. Wurster are Interested Trustees. Mr. Aguilar and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex. In addition, Mr. Wurster is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Richard A. Wurster, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trusts as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trusts (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trusts. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trusts constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trusts, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trusts may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trusts and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trusts provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trusts, and to exercise their business judgment in a manner that serves the best interests of the Trusts’ shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
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The Board has concluded that Mr. Aguilar should serve as trustee of the Trusts because of the experience he gained as chief executive officer, chief investment officer, and president of Schwab Asset Management, the Schwab Funds, Schwab ETFs and Laudus Funds, as well as his knowledge of and experience in financial and investment management services.
The Board has concluded that Mr. Beer should serve as trustee of the Trusts because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Burns should serve as trustee of the Trusts because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trusts because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trusts because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trusts because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trusts because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trusts because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trusts because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trusts’ financial reporting processes and compliance policies, procedures and processes, and the Trusts’ overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trusts’ independent auditors, and the implementation and operation of the Trusts’ valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trusts to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at the Trusts’ principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trusts and the performance of the funds’ investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
27

Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2024, earned with respect to the funds in this SAI and the Fund Complex. Trustee compensation for the funds is paid by Schwab Asset Management.
	Aggregate Compensation from:		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
Name of Trustee	The Funds that are a series of Schwab Capital Trust	The Fund that is a series of Schwab Investments
INTERESTED TRUSTEES
Omar Aguilar(1)	None	None	N/A	None
Richard A. Wurster	None	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer	$39,677	$7,557	N/A	$352,500
Robert W. Burns	$39,677	$7,557	N/A	$352,500
Nancy F. Heller	$39,677	$7,557	N/A	$352,500
David L. Mahoney	$43,339	$8,255	N/A	$385,000
Jane P. Moncreiff	$42,489	$8,093	N/A	$377,500
Kimberly S. Patmore	$42,489	$8,093	N/A	$377,500
J. Derek Penn	$39,677	$7,557	N/A	$352,500

(1)
Mr. Aguilar joined the Board effective January 1, 2025

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2024.
Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Omar Aguilar(1)			Over $100,000
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	Over $100,000
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	$50,000-$100,000
Richard A. Wurster			Over $100,000
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	Over $100,000
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	$50,001-$100,000
INDEPENDENT TRUSTEES
Michael J. Beer			Over $100,000
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
28

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None
Robert W. Burns			Over $100,000
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None
INDEPENDENT TRUSTEES
Nancy F. Heller			Over $100,000
	Schwab S&P 500 Index Fund	$50,001-$100,000
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	$10,001-$50,000
	Schwab Total Stock Market Index Fund	$10,001-$50,000
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None
David L. Mahoney			Over $100,000
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None
Jane P. Moncreiff			Over $100,000
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None
Kimberly S. Patmore			Over $100,000
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
29

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None
INDEPENDENT TRUSTEES
J. Derek Penn			None
	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

As of December 31, 2024, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab or any subadvisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any subadvisers or the distributor of the funds.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by a Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2025, the officers and trustees of the Trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of each fund.
As of January 31, 2025, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of each fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab S&P 500 Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 3000 Schwab Way Westlake, TX 76262	85.23%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	9.54	%(1)
30

Fund	Name and Address	Percentage of Ownership
Schwab 1000 Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	93.10%
	Charles Schwab Trust Bank	12.21	%(1)
Schwab Small-Cap Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	77.99%
	Kansas Postsecondary Education Savings Program Attn: SSB&T Custodian Fund 668 4500 Main SSt. Kansas City, MO 64111‑7709	5.21%
	Charles Schwab Trust Bank	8.29	%(1)
	Schwab Charitable Fund 211 Main Street San Francisco, CA 94105	7.55	%(1)
Schwab Total Stock Market Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.03%
	Schwab Charitable Fund	13.22	%(1)
Schwab U.S. Large-Cap Growth Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.67%
	Schwab Charitable Fund	5.15	%(1)
Schwab U.S. Large-Cap Value Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.47%
	Charles Schwab Trust Bank	5.57	%(1)
Schwab U.S. Mid-Cap Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	91.48%
	Charles Schwab Trust Bank	11.30	%(1)
Schwab International Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	76.78%
	Charles Schwab Trust Bank	15.61	%(1)

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of a fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as each fund’s investment adviser and administrator pursuant to an investment advisory and administration agreement (Advisory Agreement) between it and the Trusts. Schwab is an affiliate of Schwab Asset Management and is the Trusts’ distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
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Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
Pursuant to the Advisory Agreement between the investment adviser and each fund, Schwab Asset Management pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.
The investment adviser is entitled to receive a fee from each fund, payable monthly, for its advisory and administrative services to each fund. Under the Advisory Agreement as compensation for these services, Schwab Asset Management receives a management fee from each fund expressed as a percentage of the fund’s average daily net assets, as follows:
Fund	Advisory Fee Schedule
Schwab S&P 500 Index Fund	0.02%
Schwab 1000 Index Fund	0.05%
Schwab Small-Cap Index Fund	0.04%
Schwab Total Stock Market Index Fund	0.03%
Schwab U.S. Large-Cap Growth Index Fund	0.035%
Schwab U.S. Large-Cap Value Index Fund	0.035%
Schwab U.S. Mid-Cap Index Fund	0.04%
Schwab International Index Fund	0.06%
The following table shows the advisory fees paid by each fund to the investment adviser for the past three fiscal years.
Fund	2024	2023	2022
Schwab S&P 500 Index Fund	$18,192,902	$13,484,296	$12,965,469
Schwab 1000 Index Fund	$7,926,411	$6,377,808	$6,461,785
Schwab Small-Cap Index Fund	$2,363,135	$2,148,087	$2,306,027
Schwab Total Stock Market Index Fund	$6,858,876	$5,260,075	$5,132,595
Schwab U.S. Large-Cap Growth Index Fund	$791,262	$395,924	$311,233
Schwab U.S. Large-Cap Value Index Fund	$243,363	$221,361	$214,388
Schwab U.S. Mid-Cap Index Fund	$560,687	$415,161	$358,330
Schwab International Index Fund	$5,612,339	$5,085,069	$4,860,768
Distributor
Pursuant to a separate Second Amended and Restated Distribution Agreement between Schwab and each Trust, Schwab, located at 3000 Schwab Way, Westlake, TX 76262, is the principal underwriter for shares of the funds and is the Trusts’ agent for the purpose of the continuous offering of the funds’ shares. Schwab pays for the costs of delivering prospectus and shareholder reports used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreements; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal under writer for the funds, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the funds and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the funds. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the funds, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning a fund.
These payments may relate to educational efforts regarding the funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make
32

shares of the funds available to their customers or otherwise promote the funds, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the funds over other investments.
As of February 28, 2025, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Morgan Stanley Smith Barney LLC, OneDigital Investment Advisors LLC, Principal Life Insurance Company, Schwab Retirement Plan Services, Inc., Standard Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the funds and their shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the funds. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodians and Fund Accountant
Citibank, N.A. (Citibank), 388 Greenwich Street, New York, NY 10013 serves as custodian for the following funds:
Schwab Small-Cap Index Fund
Schwab International Index Fund
Citibank and Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serve as custodians for the following funds:
Schwab S&P 500 Index Fund
Schwab Total Stock Market Index Fund
State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as custodian for the following funds:
Schwab 1000 Index Fund
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews each fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trusts.
Securities Lending Activities
Citibank is the securities lending agent for the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund. Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending) is the securities lending agent for the Schwab 1000 Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund. The securities lending agents provide services to the funds which include the following: locating borrowers, negotiating the
33

loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.
The table(s) below summarizes key information regarding the funds’ securities lending activities to the extent each fund engaged in securities lending during the most recent fiscal year.
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund
Gross income from securities lending activities	$81,550	$784,655	$9,021,006	$3,063,271
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$841	$41,390	$483,018	$165,271
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$1,670	$7,739	$99,173	$32,375
Administrative fees not included in revenue split	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—
Rebates (paid to borrower)	$67,860	$191,143	$2,021,527	$669,837
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation paid for securities lending activities	$70,371	$240,272	$2,603,718	$867,483
Net income from securities lending activities(1)	$11,179	$544,383	$6,417,288	$2,195,788
	Schwab U.S. Large-Cap Growth Index Fund	Schwab U.S. Large-Cap Value Index Fund	Schwab U.S. Mid-Cap Index Fund	Schwab International Index Fund
Gross income from securities lending activities	$18,384	61,231	$268,081	$1,279,004
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$830	$3,559	$15,476	$42,095
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$301	$514	$2,362	$19,022
Administrative fees not included in revenue split	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—
Rebates (paid to borrower)	$5,430	$10,946	$47,719	$733,796
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation paid for securities lending activities	$6,561	$15,019	$65,557	$794,913
Net income from securities lending activities(1)	$11,823	$46,212	$202,524	$484,091

(1)
“Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2024.
	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher Bliss	27	$352,620,973,475	0	$0	16,319	$6,854,462,854
Jeremy Brown	15	$270,181,666,496	0	$0	0	$0
Joselle Duncan	12	$82,439,306,980	0	$0	0	$0
Jiwei Gu	12	$82,439,306,980	0	$0	0	$0
Mariela Jobson(1)	13	$85,085,647,556	0	$0	0	$0
34

	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ferian Juwono	15	$270,181,666,496	0	$0	0	$0
David Rios	13	$83,463,272,920	0	$0	0	$0
Agnes Zau	15	$270,181,666,496	0	$0	0	$0

(1)
Mariela Jobson became responsible for the day-to-day co-management of the Schwab International Index Fund as of the date of this SAI. Information is reflected as of January 31, 2025.

Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to an index fund, which seeks to track its index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers or traders may aggregate trade orders for the Other Managed Accounts, excluding separately managed accounts, with those of a fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which provide, among other things, that (i) Schwab Asset Management will not receive additional compensation or remuneration of any kind as a result of aggregating transactions; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis. For equity transactions, if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order and round lots. For fixed income transactions, aggregated orders are generally allocated after execution. For fixed income and money market fund accounts that have similar strategies, Schwab Asset Management determines allocations with the general purpose of achieving, as nearly as possible, performance and portfolio characteristic parity/ proportionality among such accounts over time. For fixed income and money market fund accounts that do not have similar strategies, Schwab Asset Management has target ranges for significant portfolio characteristics and determines allocations among such accounts in accordance with the target ranges in effect at the time of the trade. In addition, Schwab Asset Management may follow certain investment priorities to satisfy the investment targets for fixed income and money market funds that have investment mandates related to particular sectors.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:
There are two independent funding components for the Plan:
●
a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)
●
a portion based on corporate results
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Investment Fund Performance
At the close of the year, each fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.
Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.
Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.
Corporate Performance
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
Allocation of Discretionary Bonus
At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.
Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
●
Fund performance relative to performance measure
●
Risk management and mitigation
●
Individual performance against key objectives
●
Contribution to overall group results
●
Functioning as an active contributor to the firm’s success
●
Team work
●
Collaboration between Analysts and Portfolio Managers
●
Regulatory/Compliance management
The Portfolio Managers’ compensation is neither based on the value of the assets held in a fund’s portfolio or any Other Managed Account, nor flows into a fund’s portfolio or any Other Managed Account.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they managed as of October 31, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (1934 Act).
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Christopher Bliss	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
	Schwab International Index Fund	None
Jeremy Brown	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	$10,001-$50,000
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
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Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
Joselle Duncan	Schwab International Index Fund	$50,001-$100,000
Jiwei Gu	Schwab International Index Fund	None
Mariela Jobson(1)	Schwab International Index Fund	$10,001-$50,000
Ferian Juwono	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	None
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None
David Rios	Schwab International Index Fund	$50,001-$100,000
Agnes Zau	Schwab S&P 500 Index Fund	None
	Schwab 1000 Index Fund	$100,001-$500,000
	Schwab Small-Cap Index Fund	None
	Schwab Total Stock Market Index Fund	None
	Schwab U.S. Large-Cap Growth Index Fund	None
	Schwab U.S. Large-Cap Value Index Fund	None
	Schwab U.S. Mid-Cap Index Fund	None

(1)
Mariela Jobson became responsible for the day-to-day co-management of the Schwab International Index Fund as of the date of this SAI. Information is reflected as of January 31, 2025.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded. Securities delivered in the processing of in-kind redemptions are also excluded from the calculation.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for each of the funds for the past two fiscal years is as follows.
Fund	2024	2023
Schwab S&P 500 Index Fund	2%	2%
Schwab 1000 Index Fund	3%	3%
Schwab Small-Cap Index Fund	15%	10%
Schwab Total Stock Market Index Fund	2%	2%
Schwab U.S. Large-Cap Growth Index Fund	17%	20%
Schwab U.S. Large-Cap Value Index Fund	30%	42%
Schwab U.S. Mid-Cap Index Fund	13%	8%
Schwab International Index Fund	7%	13%
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Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
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The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions. Variances in brokerage commissions paid by a fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows.
Fund	2024	2023	2022
Schwab S&P 500 Index Fund	$769,706	$514,578	$571,395
Schwab 1000 Index Fund	$79,127	$76,226	$96,958
Schwab Small-Cap Index Fund	$844,962	$734,952	$1,020,163
Schwab Total Stock Market Index Fund	$314,150	$294,519	$359,021
Schwab U.S. Large-Cap Growth Index Fund	$63,239(1)	$41,558	$35,263
Schwab U.S. Large-Cap Value Index Fund	$53,125	$93,424(2)	$32,541
Schwab U.S. Mid-Cap Index Fund	$63,650	$44,552	$49,078
Schwab International Index Fund	$577,819	$772,087(2)	$584,913

(1)
The fund experienced increased brokerage commissions due to the increase in both purchases and sales of securities from investment activities.

?
(2)
The fund experienced increased brokerage commissions due to the increase in both purchases and sales of securities from investment activities, driven by index rebalances/annual reconstitution, corporate actions and transactions in fund shares.

Regular Broker-Dealers
During the fiscal year, certain of the funds held securities issued by their respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of October 31, 2024.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab S&P 500 Index Fund	J.P. Morgan Securities LLC	$1,357,966,428
	Goldman Sachs & Co. LLC	$351,682,450
	Morgan Stanley & Co. LLC	$311,466,184
	Citigroup Global Markets Inc.	$263,356,568
	Charles Schwab & Co., Inc.	$225,922,626
Schwab 1000 Index Fund	J.P. Morgan Securities LLC	$206,066,479
	BofA Securities, Inc.	$92,139,246
	Goldman Sachs & Co. LLC	$53,352,564
	Morgan Stanley & Co. LLC	$47,323,747
	Citigroup Global Markets Inc.	$40,001,910
	Charles Schwab & Co., Inc.	$34,260,471
	Jefferies LLC	$3,403,736
Schwab Small-Cap Index Fund	Piper Sandler & Co.	$11,840,552
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Fund	Regular Broker-Dealer	Value of Holdings
Schwab Total Stock Market Index Fund	J.P. Morgan Securities LLC	$291,357,215
	BofA Securities, Inc.	$130,141,874
	Wells Fargo Securities, LLC	$101,881,293
	Goldman Sachs & Co. LLC	$75,462,197
	Morgan Stanley & Co. LLC	$66,834,217
	Citigroup Global Markets Inc.	$56,438,542
	Charles Schwab & Co.	$48,402,176
	Jefferies LLC	$4,772,012
	Virtu Americas LLC	$1,202,579
Schwab U.S. Large-Cap Growth Index Fund	Goldman Sachs & Co. LLC	$4,643,023
	Morgan Stanley & Co. LLC	$843,626
	Charles Schwab & Co.	$1,058,129
Schwab U.S. Large-Cap Value Index Fund	J.P. Morgan Securities LLC	$19,342,103
	BofA Securities, Inc.	$8,631,773
	Morgan Stanley & Co. LLC	$3,862,290
	Citigroup Global Markets Inc.	$3,740,341
	Goldman Sachs & Co. LLC	$3,629,708
	Charles Schwab & Co.	$2,879,098
	Virtu Americas LLC	$73,840
Schwab U.S. Mid-Cap Index Fund	Stifel, Nicolaus & Company, Incorporated	$1,432,546
	Virtu Americas LLC	$350,374
Schwab International Index Fund	HSBC Securities (USA) Inc.	$99,958,425
	UBS Securities LLC	$59,258,742
	BNP Paribas Securities Corp.	$41,007,258
	Macquarie Capital (USA) Inc.	$32,483,757
	Barclays Capital Inc.	$26,898,401
	SG Americas Securities, LLC	$12,293,187

PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trusts are required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer
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concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUSTS
Each fund, except the Schwab 1000 Index Fund, is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust with a Declaration of Trust entered into on May 6, 1993 and filed with the Commonwealth of Massachusetts
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on May 7, 1993. The Schwab 1000 Index Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust with a Declaration of Trust entered into on October 25, 1990 and filed with the Commonwealth of Massachusetts on October 26, 1990.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of each Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or respresented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. Each Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, each Trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the NAV as determined in accordance with the bylaws.
Any series of a Trust may reorganize or merge with one or more other series of the Trusts or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the applicable Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by a fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, exchange and redemption orders must be received by the funds in order to be executed that day at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
The funds have authorized one or more financial intermediaries, including Schwab, to accept on their behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase, exchange or redemption order when
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an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the respective fund’s NAV per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
Each Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. Currently, each fund does not have an investment minimum. The minimums may be changed without prior notice.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectus.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by a fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. The shares of a fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of a fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by a fund or other date as communicated by the financial intermediary.
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Pricing of Shares
Each business day, the funds calculate their share price, NAV per share, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
To the extent a fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.
The funds use approved pricing sources (including pricing services) to provide values for their portfolio securities. Values are generally determined by the approved pricing sources as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the funds’ Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
TAXATION
This discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trusts’ other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
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Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon or other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any corresponding interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
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Distributions from net capital gains (if any) that are reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gain dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gain dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
If a fund makes a distribution to a shareholder in excess of the fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) may be classified as “excess inclusion income.” With respect to foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A fund is permitted to pass through to shareholders the character of ordinary REIT
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dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a fund to pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
Income that the Schwab International Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and that it will make this election.
The Schwab International Index Fund may invest in non-U.S. corporations, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent a fund does invest in a PFIC, it may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, the fund may be required to distribute amounts in excess of realized income and gains. To the extent a fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a fund’s economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in a fund.
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APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2025

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2025

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and other governance issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and environmental and social areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including environmental, social, and governance-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
While the voting policy is in place to provide structure and guidance and ensure CSIM’s approach is consistent and repeatable, CSIM recognizes instances may arise that would benefit from additional research and analysis to determine CSIM’s policy recommendation. As such, CSIM reserves the right to use discretion and apply a case-by-case approach when determining its vote decision for any proposal that it believes warrants added scrutiny by the Investment Stewardship Team.
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The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience, and skills contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
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A company board is not sufficiently diverse with respect to background, or the board has not provided a reasonable explanation of board diversity or lack thereof
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Non-independent directors serve on the nominating, compensation or audit committees
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A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
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A director approved executive compensation schemes that appear misaligned with shareholders’ interests
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A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns
●
The company has not provided explicit disclosure of board oversight of material risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
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A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
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Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
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Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring the separation of these roles unless certain circumstances are in place.
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Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles include:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
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The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring an independent chair unless CSIM has concerns regarding a board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
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The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
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There is a disconnect identified between executive pay and company performance
●
Executive compensation is out of line with industry peers considering the company’s performance over time
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Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
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Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
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Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
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●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
v.
Compensation-Related Shareholder Proposals
CSIM generally votes with management on compensation-related shareholder proposals. CSIM believes the responsibility for designing an effective executive compensation program lies with the board’s compensation committee, rather than shareholders. Therefore, rather than supporting policies proposed by shareholders, a more appropriate way for shareholders to express discontent with a company’s policies and practices is through the election of directors, the advisory vote on executive compensation, proposals regarding equity plans and/or other executive compensationspecific proposals.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile is problematic
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
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F.
ENVIRONMENTAL AND SOCIAL SHAREHOLDER PROPOSALS

Effective oversight of material environmental and social risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities on a case-by-case basis and considers supporting them if there is no evidence of board oversight, a political spending policy and/or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted,” unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, which are affiliated with such company, are participants in such meetings.
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B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and complies with all reporting requirements.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.
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Schwab Funds®
Schwab® Fundamental U.S. Large Company Index Fund (formerly, Schwab® Fundamental US Large Company Index Fund)	SFLNX
Schwab® Fundamental U.S. Small Company Index Fund (formerly, Schwab® Fundamental US Small Company Index Fund)	SFSNX
Schwab® Fundamental International Equity Index Fund (formerly, Schwab® Fundamental International Large Company Index Fund)	SFNNX
Schwab® Fundamental International Small Equity Index Fund (formerly, Schwab® Fundamental International Small Company Index Fund)	SFILX
Schwab® Fundamental Emerging Markets Equity Index Fund (formerly, Schwab® Fundamental Emerging Markets Large Company Index Fund)	SFENX
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated February 28, 2025 (as amended from time to time).
The funds’ audited financial statements and the report of the independent registered public accounting firm thereon from the funds’ Form N-CSR for the fiscal year ended October 31, 2024 are incorporated by reference into this SAI.
For a free copy of any of these documents, to request other information, or ask questions about the funds, call 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.
Each fund is a series of Schwab Capital Trust (the Trust). The funds are part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, is the investment adviser to the funds (investment adviser).
REG70150-15

INVESTMENT OBJECTIVES
The Schwab Fundamental U.S. Large Company Index Fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large U.S. companies based on their fundamental size and weight.
The Schwab Fundamental U.S. Small Company Index Fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small U.S. companies based on their fundamental size and weight.
The Schwab Fundamental International Equity Index Fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large non-U.S. developed market companies based on their fundamental size and weight.
The Schwab Fundamental International Small Equity Index Fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of small non-U.S. developed market companies based on their fundamental size and weight.
The Schwab Fundamental Emerging Markets Equity Index Fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of large sized companies, based on their fundamental size and weight, in emerging market countries.
The Schwab Fundamental U.S. Large Company Index Fund, Schwab Fundamental U.S. Small Company Index Fund, Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund are collectively referred to as “Fundamental Index Funds.”
Change of Investment Objective
Each fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees (the Board) without shareholder approval. There is no guarantee that a fund will achieve its investment objective.
Change to Investment Policy of the Funds
It is the Schwab Fundamental U.S. Large Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity US Large Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental U.S. Small Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity US Small Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental International Equity Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity Developed ex US Large Index, which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental International Small Equity Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the RAFI Fundamental High Liquidity Developed ex US Small Index, which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental Emerging Markets Equity Index Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stocks included in the RAFI Fundamental High Liquidity Emerging Markets Index, including depositary receipts representing securities of the index, which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Description of the RAFI™ Fundamental High Liquidity Index Series
Each RAFI Fundamental High Liquidity Index is part of the RAFI Fundamental High Liquidity Index Series. RAFI Indices, LLC (RAFI) is the creator of the RAFI Fundamental High Liquidity Index Series.
The RAFI Fundamental High Liquidity Index Series is created from the RAFI Global Equity Investable Universe. This RAFI Global Equity Investable Universe consists of all common equity securities traded on primary eligible exchanges, and preferred shares in countries where preferred shares are economically equivalent to common, issued by companies that are assigned to countries classified by RAFI as developed and emerging markets. RAFI assigns companies to countries and promulgates that assignment to securities. The starting rules for country assignment are based on country of primary listing, domicile, and incorporation. If a company’s primary listing is on a stock exchange in the same country as the company is domiciled and incorporated, then the company is assigned to that country. If the country of domicile is different from the country of incorporation and the primary listing is in the country of domicile, then the company is assigned to the country of primary listing and domicile.
1

If the country of primary listing is different from the country of domicile and the country of primary listing is in the country of incorporation, then the company is assigned to the country of primary listing and incorporation. If the country of domicile is the same as the country of incorporation, but is different from the country of primary listing, then the company is assigned to the country of domicile and incorporation. If the country of primary listing, domicile, and incorporation all differ, and for exceptions to these rules, country assignment is based on other factors including domicile of parent company, management location, source of sales, trading volume, and reporting currency.
Each index in the RAFI Fundamental High Liquidity Index Series selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks. Constituents are scored (the fundamental score) and weighted based on fundamental measures of company size, then further divided into large company and small company indexes, as applicable. Company size is determined by averaging three key non-price measures using publicly available accounting data from the last five years. The weighting of the constituents by fundamental scores is determined during the annual reconstitution which occurs in March. This annual reconstitution is implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. Weights are calculated and assigned by RAFI. The method for calculating the components of each index in the RAFI Fundamental High Liquidity Index Series is subject to change.
The funds’ investment adviser, has entered into an agreement with RAFI, pursuant to which, the investment adviser has been granted a license to certain indexes within the RAFI Fundamental High Liquidity Index Series and the RAFI trademarks, which has in turn been sublicensed to the Fundamental Index Funds. Fees payable under the license agreement are paid by the investment adviser.
Each RAFI Fundamental High Liquidity Index is a service mark of RAFI or its affiliates and are used by the Fundamental Index Funds under license. The intellectual and other property rights to the RAFI Fundamental High Liquidity Indexes are owned by or licensed to RAFI. The Fundamental Index Funds are not sponsored, endorsed, sold or promoted by RAFI or its affiliates, its agents or service providers (including any calculation agent for the RAFI Fundamental High Liquidity Indexes and any data providers, collectively, “RAFI and its agents”).
The content contained in each RAFI Fundamental High Liquidity Index is presented for information purposes only and does not contain or constitute financial or investment advice in any form. The inclusion of a security or other financial instrument in a RAFI Fundamental High Liquidity Index should not be taken as a recommendation to buy, sell or hold such security or financial instrument. RAFI and its agents make no representations or warranties regarding the advisability of investing in the Fundamental Index Funds or the ability of a RAFI Fundamental High Liquidity Index to provide any particular market performance. RAFI is not acting as an investment adviser to any investor and has no fiduciary duties to investors in connection with any RAFI Fundamental High Liquidity Index or the Fundamental Index Funds. RAFI and its agents are not responsible for and have not participated in the development, marketing, issuance or management of the Fundamental Index Funds and will not have any obligation or liability to the shareholders of the Fundamental Index Funds. RAFI reserves the right, at any time and without notice, to alter, amend, terminate or in any way change each RAFI Fundamental High Liquidity Index’s methodology.
RAFI and its agents obtain information from sources they consider reliable but do not guarantee the accuracy, timeliness and/or completeness of any RAFI Fundamental High Liquidity Index or any data included therein (the “RAFI Data”). The RAFI Data is provided “as is” and on an “as available” basis without representation or warranty of any kind, express or implied, that the RAFI Data will be uninterrupted or error-free. RAFI and its agents disclaim all warranties and representations, including any warranties of merchantability, fitness for a particular purpose or use, title or noninfringement, with respect to the RAFI Data. In no event will RAFI and its agents be liable for any damages, including direct, indirect, special, punitive and consequential damages (including lost profits), even if notified of the possibility of such damages. Any decision to purchase or invest in a Fundamental Index Fund is at the risk of each investor.
Description of the Russell RAFI™ Index Series (the funds’ former Index Series). Each Russell RAFI Index strategy is part of the Russell RAFI Index Series. Each Russell RAFI Index strategy is compiled and calculated by Frank Russell Company (Russell) in conjunction with Research Affiliates LLC (RA), and the method of calculating the components of the indices is subject to change. Each Russell RAFI Index strategy selects and weights stocks according to fundamental measures of company size: adjusted sales, retained operating cash flow, and dividends plus buybacks. The Russell RAFI Index Series has a partial quarterly reconstitution. The weighting of the constituents by fundamental scores is determined during the March annual reconstitution. However, this annual reconstitution is spread out equally each quarter. Splitting the index into four equivalent parts (tranches) adds investment capacity.
The Russell RAFI Index Series is created from the leading FTSE Global Total Cap Index. Constituents are scored and weighted based on fundamental measures of company size, then further divided into large company and small company fundamental indexes. Company size is determined by averaging three key non-price measures using publicly available accounting data from the last five years. Weights are calculated and assigned by RA.
The Russell RAFI US Large Company Index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the U.S. companies within the FTSE Global Total Cap Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Russell RAFI US Large Company Index.
The Russell RAFI US Small Company Index measures the performance of the small company size segment by fundamental overall company scores (scores), which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. Securities are grouped in order
2

of decreasing score and each company receives a weight based on its percentage of the total scores of the U.S. companies within the FTSE Global Total Cap Index. Companies are split at the 87.5% point based on fundamental weights. Companies below this breakpoint make up the Russell RAFI US Small Company Index.
The Russell RAFI Developed ex US Large Company Index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the developed ex U.S. companies within the FTSE Global Total Cap Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Russell RAFI Developed ex US Large Company Index.
The Russell RAFI Developed ex US Small Company Index measures the performance of the small company size segment by fundamental overall company scores (scores), which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the developed ex U.S. companies within the FTSE Global Total Cap Index. Companies are split at the 87.5% point based on fundamental weights. Companies below this breakpoint make up the Russell RAFI Developed ex US Small Company Index.
The Russell RAFI Emerging Markets Large Company Index measures the performance of the large company size segment by fundamental overall company scores (scores), which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the emerging markets companies within the FTSE Global Total Cap Index. Companies are split at the 87.5% point based on fundamental weights. Companies above this breakpoint make up the Russell RAFI Emerging Markets Large Company Index.
The funds’ investment adviser, entered into an agreement with Russell, pursuant to which, the investment adviser was granted a license to certain indexes within the Russell RAFI Index Series and the Russell trademarks, which was in turn sublicensed to the funds. Fees payable under the license agreement were paid by the investment adviser.
Russell and RA have entered into a strategic alliance with respect to the Russell RAFI Index Series. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series and the indexes within the Russell RAFI Index Series are used by the funds under license. Russell and RA jointly own all trademark and service mark rights in and to the Russell RAFI Index Series. RA is the owner of the trademarks, service marks, patents and copyrights related to the Fundamental Index and the Fundamental Index methodology.
None of the Fundamental Index Funds are promoted, sponsored or endorsed by, nor in any way affiliated with Russell or RA. Russell and RA are not responsible for and have not reviewed the Fundamental Index Funds nor any associated literature or publications and Russell and RA make no representations or warranties, express or implied, as to their accuracy, or completeness, or otherwise.
Russell and RA reserve the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell RAFI Index Series. Russell and RA have no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell RAFI Index strategies.
Russell’s publication, in conjunction with RA, of the Russell RAFI Index Series in no way suggests or implies an opinion by Russell or RA as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell RAFI Index strategies are based. Russell and RA make no representations, warranties, or guarantees as to the accuracy, completeness, reliability, or otherwise of the Russell RAFI Index strategies or any data included in the Russell RAFI Index strategies. Russell and RA make no representations, warranties or guarantees regarding the use, or the results of use, of the Russell RAFI Index strategies or any data included therein, or any security (or combination thereof) comprising the Russell RAFI Index strategies. Russell and RA make no other express or implied warranties, and expressly disclaim any warranties, of any kind, including without limitation, any warranties of merchantability or fitness for a particular purpose with respect to the Russell RAFI Index Series or any data or any security (or combination thereof) included therein.
INVESTMENT STRATEGIES, SECURITIES AND RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
From time to time a fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. For example, a fund may invest in certain types of securities to the extent its index does even if the types of securities have not been identified as part of the fund’s investment strategy. To the extent an investment becomes part of a fund’s investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, a fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
3

Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value (NAV) of a fund’s shares and in its portfolio yield. A fund is required to comply with the asset coverage requirements of the Investment Company Act of 1940, as amended (the 1940 Act), when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. Each fund will pay fees to the banks for using its lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. Each of the funds will not concentrate its investments in a particular industry or group of industries, unless the index it is designed to track is so concentrated.
Cyber Security Risk. As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the funds are potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause a fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect a fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding a fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting a fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to a fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving a fund’s third-party service providers (e.g., the funds’ custodian and transfer agent), trading counterparties or issuers in which a fund invests can also subject a fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures or breaches may result in financial losses to a fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which a fund invests could adversely impact such counterparties or issuers and cause a fund’s investment to lose value.
Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the funds do not directly control the cybersecurity systems of issuers in which a fund may invest, trading counterparties or third-party service providers to the funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the funds will not suffer losses relating to cyber attacks on the funds, their service providers, trading counterparties or the issuers in which a fund invests.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating- rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Debt securities may also experience price changes when interest rates are anticipated to change. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is known as prepayment risk and is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. Prepayments are more likely to occur in a falling interest rate environment. When borrowers pay off their debt securities sooner than expected, a fund would have to reinvest that money at the lower prevailing interest rate, which may reduce the returns of a fund. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known
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as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems the debt securities prior to final maturity, a fund may have to replace these securities with lower yielding securities, which could result in a lower return.
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in a fund’s portfolio adjust to a rise in interest rates, a fund’s share price may fall. In the event that a fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; withholding taxes on income, or possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps,
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floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies and applicable regulatory authorities.
A fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify a fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to a fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and a fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodity Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin,” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The initial margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.
While a fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
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Derivatives Regulatory Matters. In October 2020, the U.S. Securities and Exchange Commission (SEC) adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to a fund’s use of such transactions. The rule requires a fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a fund’s securities lending activities. In addition, under the rule, a fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on a fund. The investment adviser intends to monitor developments and seeks to manage the funds in a manner consistent with achieving the funds’ investment objectives, but there can be no assurance that it will be successful in doing so.
The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the funds’ investment adviser, with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If a fund’s investment adviser were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the imposition of sanctions, trade barriers, confiscations, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures or retaliatory actions imposed or negotiated by the countries with which they trade. Countries with emerging or developing securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the fund.
In addition to the risks of investing in emerging market country debt securities, a fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability
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or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments.
Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China based companies that incorporate in the People’s Republic of China (PRC) can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies depending on what stock exchange they are listed on. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. Class B Shares trade on either the Shanghai or Shenzhen stock exchanges and can only be traded by non-residents of the PRC or residents with appropriate foreign currency dealing accounts. They trade in U.S. dollars on the Shanghai exchange and in Hong Kong dollars on the Shenzhen exchange. Class A Shares trade on either the Shanghai or Shenzhen exchanges and are quoted in renminbi. Class A Shares may only be traded by residents of the PRC, or under the Qualified Foreign Institutional Investor (QFII) rules, or through the Stock Connect programs (Shanghai-Hong Kong or Shenzhen-Hong Kong). Finally, China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that a fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares. Further, there are quotas on the amount China A Shares available either to QFIIs or through the Stock Connect programs. These quotas are applicable to the entire market, not to a specific fund, but they impact the ability of a fund to implement its investment strategy.
Certain funds may invest a portion of their assets in certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the funds) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction, such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.
Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. As a result, investors face the risk that future actions by the Chinese government could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities. If the Chinese government takes action affecting VIE structures, the market value of a fund’s associated portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the fund.
In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which a fund invests may be less reliable or complete than investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a fund to transact in such securities and may increase the transaction costs of a fund if the fund is required to seek other markets in which to transact in those securities.
Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which a fund invests.
There is the potential of increased tariffs and restrictions on trade between the United States and the PRC. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative
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impact on PRC companies and a commensurately negative impact on a fund. In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries, including China. See “Market Disruptions Risk” and “Foreign Securities” risk.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts and business development companies. (For more information on depositary receipts, see the section titled “Depositary Receipts”).
Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
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Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than – and at times will perform differently from – large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering (IPO). A fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies
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that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs) are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (minimum quarterly distributions). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
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Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).
Exchange-Traded Funds (ETFs) are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, purchase and sell foreign currency options and foreign currency futures contracts and related options and engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (forwards) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange options and contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange options and contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain
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losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. A fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes. To the extent a foreign currency transaction involves a derivative instrument, the risks discussed under “Derivative Instruments,” above, also will apply.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s NAV per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. A fund’s investments in foreign securities may include securities of issuers domiciled in a foreign jurisdiction but which are listed on a U.S. exchange and included in the fund’s index, as well as securities generally available in foreign markets. Foreign securities in which a fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government or war could affect the value of foreign investments. Additionally, a country could experience a public health threat such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed
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settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a fund’s liquidity and performance. Unilateral actions by a foreign government may also impact a fund’s ability to operate in full conformity with required U.S. regulations. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm a fund’s performance.
Foreign Institutions  involve additional risks. The funds may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have effects on the value of securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of these securities. In addition, there may be difficulties in obtaining or enforcing judgments against foreign institutions that issue or support securities in which a fund may invest. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Illiquid Securities or Investments means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.
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Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each fund seeks to invest so that its portfolio performs similarly to that of its index. Correlation for each fund is calculated using daily returns, according to a mathematical formula which measures correlation between a fund’s portfolio and index returns. Each fund may rebalance its holdings in order to track its index more closely. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices.
There can be no guarantee that the performance of a fund will achieve a high degree of correlation with that of its index. A number of factors may affect a fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of a fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Inflation/Deflation Risk. The funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the funds that permits the funds to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board.
Large Transaction Risk. Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether a fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including Schwab Asset Management as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.
A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the funds invest. Efforts to contain the spread of infectious disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
War, terrorism and related responses and events could cause substantial market volatility, disrupt fund operations and adversely affect fund performance. For example, Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Additionally, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect a fund’s performance.
U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the funds and issuers in which they invest. For example, if a bank in which a fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that
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provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the funds and issuers in which they invest.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the funds may be required to dispose of portfolio investments at inopportune times or prices.
Mid-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them between the upper and lower end of the stock market, as well as the stocks of companies that are determined to be mid-sized based on several factors, including the capitalization of the company and the amount of revenues. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments – large-cap stocks, for instance – a fund’s mid-cap holdings could reduce performance.
Mid-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Mid-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively smaller management group. In addition, mid-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Mid-cap company stocks may pay low or no dividends. These factors and others may cause sharp changes in the value of a mid-cap company’s stock, and even cause some mid-cap companies to fail. While mid-cap stocks are generally considered to offer greater growth opportunities for investors than large-cap stocks, they involve greater risks and the share price of a fund that invests in mid-cap stocks may change sharply during the short term and long term.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Banker’s Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
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Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The funds will not invest in fixed time deposits that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Certain repurchase agreements a fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements.  A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. When a fund is lending portfolio securities, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign
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securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by a fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) business development companies that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section titled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) unit investment trusts that generally offer a fixed number of redeemable shares; and (5) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the sub-section titled “Exchange-Traded Funds” under “Equity Securities” for more information).
To the extent a fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.” Unlike securities of other investment companies, BDCs may be included in various indices by index providers. As a result, particularly to the extent a fund seeks to track the total return of its index by replicating the index (rather than employing sampling techniques), a fund may hold securities of BDCs and may be required to disclose acquired fund fees and expenses.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (acquired fund), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to a fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by a fund.
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Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.
Stock Substitution Strategy is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae), and the Federal Home Loan Banks, are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a fund.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when
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the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The FHFA previously announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.
A default by the U.S. government on a portfolio investment could cause a fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, another major rating agency downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each fund may not:
(1)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by (or not prohibited by) the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board.
Each fund may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Sell securities short except as in accordance with current SEC rules and interpretations.
(3)
Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(4)
Borrow money except that a fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(5)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(6)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that the index the fund is designed to track is also so concentrated).
(7)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that a fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.
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The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are entered into in accordance with the conditions to applicable SEC requirements shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met five times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Charles Schwab & Co., Inc. (Schwab or the distributor). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of February 28, 2025, included 108 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the funds in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
21

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired.	108	None
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	108	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting).	108	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	108	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Retired.	108	None
INTERESTED TRUSTEES
Omar Aguilar(2) 1970 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2025)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.	108	None
22

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Richard A. Wurster(2) 1973 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Director and Chief Executive Officer (Jan. 2025-present), President (Oct. 2021-present), and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Nov. 2021-Dec. 2024), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021), Charles Schwab & Co., Inc.; President (Nov. 2021-Dec. 2024), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.	108	Director (2025‑present), The Charles Schwab Corporation
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Trustee (Jan. 2025-present), Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.
Jessica Seidlitz
1978
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust from 2013‑2017 and since 2023)	Chief Operating Officer and Chief Financial Officer (Sept. 2024-present), Managing Director (Nov. 2023-present), and Chief Compliance Officer (Nov. 2023-Dec. 2024), Charles Schwab Investment Management, Inc.; Managing Director (Jan. 2019-present), Charles Schwab & Co., Inc.; Chief Compliance Officer (Mar. 2021-June 2023), Schwab Wealth Advisory, Inc.; Chief Operating Officer (Sept. 2024–present), and Chief Compliance Officer (Oct. 2023-Dec. 2024), Schwab Funds, Laudus Trust and Schwab ETFs.
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.
Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

?
(2)
Mr. Aguilar and Mr. Wurster are Interested Trustees. Mr. Aguilar and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex. In addition, Mr. Wurster is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Richard A. Wurster, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
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The Board has concluded that Mr. Aguilar should serve as trustee of the Trust because of the experience he gained as chief executive officer, chief investment officer, and president of Schwab Asset Management, the Schwab Funds, Schwab ETFs and Laudus Funds, as well as his knowledge of and experience in financial and investment management services.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the funds’ investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
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Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2024, earned with respect to the funds in this SAI and the Fund Complex. Trustee compensation for the funds is paid by Schwab Asset Management.
Name of Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Omar Aguilar(1)	None	N/A	None
Richard A. Wurster	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer	$7,776	N/A	$352,500
Robert W. Burns	$7,776	N/A	$352,500
Nancy F. Heller	$7,776	N/A	$352,500
David L. Mahoney	$8,493	N/A	$385,000
Jane P. Moncreiff	$8,328	N/A	$377,500
Kimberly S. Patmore	$8,328	N/A	$377,500
J. Derek Penn	$7,776	N/A	$352,500

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2024.
Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Omar Aguilar(1)			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	$10,001-$50,000
	Schwab Fundamental U.S. Small Company Index Fund	$1 - $10,000
	Schwab Fundamental International Equity Index Fund	$1 - $10,000
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Richard A. Wurster			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	$50,001-$100,000
	Schwab Fundamental International Small Equity Index Fund	$50,001-$100,000
	Schwab Fundamental Emerging Markets Equity Index Fund	$50,001-$100,000
INDEPENDENT TRUSTEES
Michael J. Beer			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Robert W. Burns			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
26

Name of Trustee	Dollar Range of Trustee Ownership of the Funds Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Nancy F. Heller			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	$10,001-$50,000
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
David L. Mahoney			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Jane P. Moncreiff			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Kimberly S. Patmore			Over $100,000
	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
INDEPENDENT TRUSTEES
J. Derek Penn			None
	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

As of December 31, 2024, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab or any subadvisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any subadvisers or the distributor of the funds.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be
27

purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2025, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of each fund.
As of January 31, 2025, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of each fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab Fundamental U.S. Large Company Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 3000 Schwab Way Westlake, TX 76262	67.77%
	Charles Schwab Trust Bank 2360 Corporate Circle Suite 400 Henderson, NV 89074	6.74	%(1)
Schwab Fundamental U.S. Small Company Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	86.86%
	Charles Schwab Trust Bank	14.28	%(1)
Schwab Fundamental International Equity Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	63.98%
	Charles Schwab Trust Bank	9.48	%(1)
Schwab Fundamental International Small Equity Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	87.20%
	Charles Schwab Trust Bank	10.31	%(1)
	Schwab MarketTrack All Equity Portfolio 211 Main Street San Francisco, CA 94105	8.48	%(1)
	Schwab MarketTrack Growth Portfolio 211 Main Street San Francisco, CA 94105	5.80	%(1)
Schwab Fundamental Emerging Markets Equity Index Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N	76.19%
	Charles Schwab Trust Bank	7.23	%(1)
	Schwab MarketTrack All Equity Portfolio	5.19	%(1)

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of a fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as each fund’s investment adviser and administrator pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
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Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
Pursuant to the Advisory Agreement between the investment adviser and each fund, Schwab Asset Management pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.
The investment adviser is entitled to receive a fee from each fund, payable monthly, for its advisory and administrative services to each fund. Under the Advisory Agreement as compensation for these services, Schwab Asset Management receives a management fee from each fund expressed as a percentage of the fund’s average daily net assets, as follows:
Fund	Advisory Fee Schedule
Schwab Fundamental U.S. Large Company Index Fund	0.25%
Schwab Fundamental U.S. Small Company Index Fund	0.25%
Schwab Fundamental International Equity Index Fund	0.25%
Schwab Fundamental International Small Equity Index Fund	0.39%
Schwab Fundamental Emerging Markets Equity Index Fund	0.39%
The following table shows the advisory fees paid by the funds to Schwab Asset Management for the past three fiscal years.
Fund	2024	2023	2022
Schwab Fundamental U.S. Large Company Index Fund	$21,169,346	$17,069,762	$16,882,430
Schwab Fundamental U.S. Small Company Index Fund	$4,595,768	$4,119,154	$4,347,447
Schwab Fundamental International Equity Index Fund	$6,529,958	$4,892,183	$3,735,441
Schwab Fundamental International Small Equity Index Fund	$2,254,455	$2,260,775	$2,382,862
Schwab Fundamental Emerging Markets Equity Index Fund	$3,259,416	$2,792,211	$2,620,279
Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 3000 Schwab Way, Westlake, TX 76262, is the principal underwriter for shares of the funds and is the Trust’s agent for the purpose of the continuous offering of the funds’ shares. Schwab pays for the costs of delivering prospectus and shareholder reports used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the funds, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the funds and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the funds. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the funds, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning a fund.
These payments may relate to educational efforts regarding the funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the funds available to their customers or otherwise promote the funds, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
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Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the funds over other investments.
As of February 28, 2025, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Morgan Stanley Smith Barney LLC, OneDigital Investment Advisors LLC, Principal Life Insurance Company, Schwab Retirement Plan Services, Inc., Standard Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the funds and their shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the funds. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodians and Fund Accountant
Citibank, N.A. (Citibank), 388 Greenwich Street, New York, NY 10013, and Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 serve as custodians for the following funds:
Schwab Fundamental International Equity Index Fund
Schwab Fundamental International Small Equity Index Fund
Schwab Fundamental Emerging Markets Equity Index Fund
State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as custodian for the following funds:
Schwab Fundamental U.S. Large Company Index Fund
Schwab Fundamental U.S. Small Company Index Fund
State Street also serves as fund accountant for each of the funds.
The custodians are responsible for the daily safekeeping of securities and cash held by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews each fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Securities Lending Activities
Citibank is the securities lending agent for the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund and Schwab Fundamental Emerging Markets Equity Index Fund. Goldman Sachs Bank USA (DBA Goldman Sachs Agency Lending) is the securities lending agent for the Schwab Fundamental U.S. Large Company Index Fund and Schwab Fundamental U.S. Small Company Index Fund. The securities lending agents provide services to the funds which include the following: locating borrowers, negotiating the loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.
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The table below summarizes key information regarding the funds’ securities lending activities to the extent each fund engaged in securities lending during the most recent fiscal year.
	Schwab Fundamental U.S. Large Company Index Fund	Schwab Fundamental U.S. Small Company Index Fund	Schwab Fundamental International Equity Index Fund	Schwab Fundamental International Small Equity Index Fund	Schwab Fundamental Emerging Markets Equity Index Fund
Gross income from securities lending activities	$324,796	$1,798,488	$735,140	$440,392	$242,389
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$14,379	$109,736	$30,042	$29,073	$15,749
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$4,932	$13,148	$9,636	$4,545	$3,292
Administrative fees not included in revenue split	—	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—	—
Rebates (paid to borrower)	$127,361	$256,552	$349,742	$72,410	$42,093
Other fees not included in revenue split	—	—	—	—	—
Aggregate fees/compensation paid for securities lending activities	$146,672	$379,436	$389,420	$106,028	$61,134
Net income from securities lending activities(1)	$178,124	$1,419,052	$345,720	$334,364	$181,255

(1)
“Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2024.
	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher Bliss	30	$505,726,359,250	0	$0	16,319	$6,854,462,854
Jeremy Brown	20	$417,857,589,886	0	$0	0	$0
Joselle Duncan	10	$87,868,769,364	0	$0	0	$0
Jiwei Gu	10	$87,868,769,364	0	$0	0	$0
Mariela Jobson	11	$88,892,735,304	0	$0	0	$0
Ferian Juwono	20	$417,857,589,886	0	$0	0	$0
David Rios	11	$88,892,735,304	0	$0	0	$0
Agnes Zau	20	$417,857,589,886	0	$0	0	$0
Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to an index fund, which seeks to track its index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers or traders may aggregate trade orders for the Other Managed Accounts, excluding separately managed accounts, with those of a fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which
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provide, among other things, that (i) Schwab Asset Management will not receive additional compensation or remuneration of any kind as a result of aggregating transactions; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis. For equity transactions, if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order and round lots. For fixed income transactions, aggregated orders are generally allocated after execution. For fixed income and money market fund accounts that have similar strategies, Schwab Asset Management determines allocations with the general purpose of achieving, as nearly as possible, performance and portfolio characteristic parity/ proportionality among such accounts over time. For fixed income and money market fund accounts that do not have similar strategies, Schwab Asset Management has target ranges for significant portfolio characteristics and determines allocations among such accounts in accordance with the target ranges in effect at the time of the trade. In addition, Schwab Asset Management may follow certain investment priorities to satisfy the investment targets for fixed income and money market funds that have investment mandates related to particular sectors.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:
There are two independent funding components for the Plan:
●
a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)
●
a portion based on corporate results
Investment Fund Performance
At the close of the year, each fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.
Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.
Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.
Corporate Performance
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
Allocation of Discretionary Bonus
At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.
Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
●
Fund performance relative to performance measure
●
Risk management and mitigation
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●
Individual performance against key objectives
●
Contribution to overall group results
●
Functioning as an active contributor to the firm’s success
●
Team work
●
Collaboration between Analysts and Portfolio Managers
●
Regulatory/Compliance management
The Portfolio Managers’ compensation is neither based on the value of the assets held in a fund’s portfolio or any Other Managed Account, nor flows into a fund’s portfolio or any Other Managed Account.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they managed as of October 31, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the 1934 Act).
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Christopher Bliss	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Jeremy Brown	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	$50,001-$100,000
Joselle Duncan	Schwab Fundamental International Equity Index Fund	$1-$10,000
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Jiwei Gu	Schwab Fundamental International Equity Index Fund	None
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Mariela Jobson	Schwab Fundamental International Equity Index Fund	$1-$10,000
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Ferian Juwono	Schwab Fundamental U.S. Large Company Index Fund	None
	Schwab Fundamental U.S. Small Company Index Fund	None
David Rios	Schwab Fundamental International Equity Index Fund	$10,001-$50,000
	Schwab Fundamental International Small Equity Index Fund	None
	Schwab Fundamental Emerging Markets Equity Index Fund	None
Agnes Zau	Schwab Fundamental U.S. Large Company Index Fund	$10,001-$50,000
	Schwab Fundamental U.S. Small Company Index Fund	None
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded. Securities delivered in the processing of in-kind redemptions are also excluded from the calculation.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
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Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for each of the funds for the past two fiscal years is as follows.
Fund	2024	2023
Schwab Fundamental U.S. Large Company Index Fund	8%	7%
Schwab Fundamental U.S. Small Company Index Fund	40%(1)	22%
Schwab Fundamental International Equity Index Fund	12%	15%
Schwab Fundamental International Small Equity Index Fund	29%	23%
Schwab Fundamental Emerging Markets Equity Index Fund	20%	20%

(1)
The fund experienced increased portfolio turnover as a result of higher index turnover, driven by index rebalances, corporate actions and transactions in fund shares.

Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated
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by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions. Variances in brokerage commissions paid by a fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows.
Funds	2024	2023	2022
Schwab Fundamental U.S. Large Company Index Fund	$264,534	$208,984	$257,910
Schwab Fundamental U.S. Small Company Index Fund	$456,294(1)	$342,269	$369,227
Schwab Fundamental International Equity Index Fund	$319,786	$280,913	$292,649
Schwab Fundamental International Small Equity Index Fund	$74,101	$76,272(2)	$110,753
Schwab Fundamental Emerging Markets Equity Index Fund	$203,197	$173,127(2)	$258,648

(1)
The fund experienced increased brokerage commissions due to the increase in both purchases and sales of securities from investment activities.

(2)
The fund experienced decreased brokerage commissions as a result of lower security transactions from investment activities, which has lowered the amount of fund transactions in index rebalances/annual reconstitution.

Regular Broker-Dealers
During the fiscal year, the funds held securities issued by their respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of October 31, 2024.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Fundamental U.S. Large Company Index Fund	J.P. Morgan Securities LLC	$180,983,971
	BofA Securities, Inc.	$114,691,768
	Citigroup Global Markets Inc.	$100,689,660
	Goldman Sachs & Co. LLC	$52,859,628
	Morgan Stanley & Co. LLC	$39,521,861
	Charles Schwab & Co., Inc.	$10,859,939
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Fund	Regular Broker-Dealer	Value of Holdings
Schwab Fundamental U.S. Small Company Index Fund	Virtu Americas LLC	$3,576,902
Schwab Fundamental International Equity Index Fund	HSBC Securities (USA) Inc.	$23,070,110
	RBC Capital Markets, LLC	$16,518,390
	BNP Paribas Securities Corp.	$16,436,449
	Barclays Capital Inc.	$11,397,716
	Scotia Capital (USA) Inc.	$10,929,565
	UBS Securities LLC	$9,880,836
	SG Americas Securities, LLC	$9,206,205
Schwab Fundamental International Small Equity Index Fund	None	N/A
Schwab Fundamental Emerging Markets Equity Index Fund	Santander Investment Securities Inc.	$784,899
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving
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this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust with a Declaration of Trust entered into on May 6, 1993 and filed with the Commonwealth of Massachusetts on May 7, 1993.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its funds) by notice to the shareholders without shareholder approval.
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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the NAV as determined in accordance with the bylaws.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by a fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, exchange and redemption orders must be received by the funds in order to be executed that day at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
The funds have authorized one or more financial intermediaries, including Schwab, to accept on their behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the funds’ behalf. The funds will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the respective fund’s NAV per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. Currently, each fund does not have an investment minimum. The minimums may be changed without prior notice.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as
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the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectus.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by a fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. The shares of a fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of a fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares are set forth in the funds’ prospectus. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by a fund or other date as communicated by the financial intermediary.
Pricing of Shares
Each business day, the funds calculate their share price, NAV per share, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.
To the extent a fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.
The funds use approved pricing sources (including pricing services) to provide values for their portfolio securities. Values are generally determined by the approved pricing sources as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any
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sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the funds’ Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
TAXATION
This discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a RIC by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
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A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon or other securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any corresponding interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gains (if any) that are reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gain dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gain dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
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If a fund makes a distribution to a shareholder in excess of the fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gains dividends generally are not subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gains dividends, and long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) may be classified as “excess inclusion income”. With respect to foreign shareholders, no exception or reduction in withholding tax will apply to such excess inclusion income.
The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a fund to pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
Income that the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, or Schwab Fundamental Emerging Markets Equity Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that each of the Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and that it will make this election.
The Schwab Fundamental International Equity Index Fund, Schwab Fundamental International Small Equity Index Fund, and Schwab Fundamental Emerging Markets Equity Index Fund may invest in non-U.S. corporations, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of,
42

or the receipt of “excess distributions” with respect to, such equity investments. To the extent a fund does invest in a PFIC, it may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, these funds may be required to distribute amounts in excess of realized income and gains. To the extent a fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a fund’s economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a fund. Under these rules, foreign exchange gain or loss realized by a fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in a fund.
43

APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2025

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2025

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and other governance issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and environmental and social areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including environmental, social, and governance-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
While the voting policy is in place to provide structure and guidance and ensure CSIM’s approach is consistent and repeatable, CSIM recognizes instances may arise that would benefit from additional research and analysis to determine CSIM’s policy recommendation. As such, CSIM reserves the right to use discretion and apply a case-by-case approach when determining its vote decision for any proposal that it believes warrants added scrutiny by the Investment Stewardship Team.
1

The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience, and skills contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A company board is not sufficiently diverse with respect to background, or the board has not provided a reasonable explanation of board diversity or lack thereof
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
A director approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns
●
The company has not provided explicit disclosure of board oversight of material risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring the separation of these roles unless certain circumstances are in place.
2

Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles include:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring an independent chair unless CSIM has concerns regarding a board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
●
There is a disconnect identified between executive pay and company performance
●
Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
●
Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
●
Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
3

●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
v.
Compensation-Related Shareholder Proposals
CSIM generally votes with management on compensation-related shareholder proposals. CSIM believes the responsibility for designing an effective executive compensation program lies with the board’s compensation committee, rather than shareholders. Therefore, rather than supporting policies proposed by shareholders, a more appropriate way for shareholders to express discontent with a company’s policies and practices is through the election of directors, the advisory vote on executive compensation, proposals regarding equity plans and/or other executive compensationspecific proposals.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile is problematic
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
4

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F.
ENVIRONMENTAL AND SOCIAL SHAREHOLDER PROPOSALS

Effective oversight of material environmental and social risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities on a case-by-case basis and considers supporting them if there is no evidence of board oversight, a political spending policy and/or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted,” unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, which are affiliated with such company, are participants in such meetings.
5

B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and complies with all reporting requirements.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.
6

Schwab Funds®
Schwab® International Opportunities Fund	SWMIX
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund’s prospectus dated February 28, 2025 (as amended from time to time).
The fund’s audited financial statements and the report of the independent registered public accounting firm thereon from the fund’s Form N-CSR for the fiscal year ended October 31, 2024, are incorporated by reference into this SAI.
For a free copy of any of these documents, to request other information, or ask questions about the fund, call 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit www.schwabassetmanagement.com/prospectus for a free copy of these documents.
The fund is a series of Schwab Capital Trust (the Trust). The fund is part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, is the investment adviser to the fund (investment adviser).
REG38768-28

INVESTMENT OBJECTIVE
Schwab International Opportunities Fund seeks long-term capital appreciation.
Change of Investment Objective
The fund’s investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund.
There is no guarantee the fund will achieve its objective.
Investment Policy of the Fund
It is the Schwab International Opportunities Fund’s policy that, under normal circumstances, it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets, but may invest in companies from emerging markets as well.
Disclaimers
The Schwab International Opportunities Fund has been developed solely by Schwab Asset Management. The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the LSE Group). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the FTSE Developed ex US Quality Factor Index (the Index) vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the fund or the suitability of the Index for the purpose to which it is being put by Schwab Asset Management.
INVESTMENT STRATEGIES, SECURITIES AND RISKS
The fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, manages a portion of the fund and acts as “manager of managers” for the fund. In its manager of managers role, Schwab Asset Management, subject to approval by the fund’s Board of Trustees (the Board), hires investment managers to manage portions of the fund’s assets.
Schwab Asset Management, manages a portion of the fund by primarily investing in stocks that are included in the FTSE Developed ex US Quality Factor Index. The index is comprised of securities within the FTSE Developed ex US Index and is designed to reflect the performance of the Quality equity risk premia factor. The index applies a consistent and transparent methodology to select and weight constituents by applying the Quality factor together with industry and country constraints to the market capitalization weight of index constituents. Because it may not be possible or practical to purchase all of the stocks included in the index, Schwab Asset Management seeks to track the total return of the index by using sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, performance attributes, dividend yield, price/earnings ratio, risk factors, industry factors and other characteristics.
The different types of investments that the fund typically may invest in, the investment techniques it may use and the risks normally associated with these investments are discussed below. The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval, unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require the fund to sell an investment if it could not then make the same investment.
The fund will make investments that are intended to help achieve its investment objective.
From time to time the fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of the fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, the fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
Banker’s Acceptances or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in the aggregate inexcess of $100 million.
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Borrowing. The fund may borrow for temporary or emergency purposes; for example, the fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value (NAV) of the fund’s shares and in its portfolio yield. The fund can avoid leverage by not purchasing securities while borrowings are outstanding. The fund is required to comply with the asset coverage requirements of the Investment Company Act of 1940, as amended (the 1940 Act), when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, the fund may be required to pledge additional collateral to avoid liquidation of those assets.
The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund may use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. The fund will pay a fee to the bank for using the lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities.
Cyber Security Risk. As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the fund is potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause the fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect the fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding the fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting the fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving the fund’s third-party service providers (e.g., the fund’s custodian and transfer agent), trading counterparties or issuers in which the fund invests can also subject the fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures or breaches may result in financial losses to the fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which the fund invests could adversely impact such counterparties or issuers and cause the fund’s investment to lose value.
Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the fund does not directly control the cybersecurity systems of issuers in which the fund may invest, trading counterparties or third-party service providers to the fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the fund will not suffer losses relating to cyber attacks on the fund, their service providers, trading counterparties or the issuers in which the fund invests.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Debt securities may also experience price changes when interest rates are anticipated to change. Certain debt securities have call features that allow issuers to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. If an issuer redeems the debt securities prior to final maturity, the fund may have to replace these securities with lower yielding securities, which could result in a lower return. This is known as prepayment risk and is more likely to occur in a falling interest rate environment. When borrowers pay off their debt securities sooner than expected, the fund would have to reinvest that money at the lower prevailing
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interest rate, which may reduce the returns of the fund. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which the fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in the fund’s portfolio adjust to a rise in interest rates, the fund’s share price may fall. In the event that the fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.” The market for these securities has historically been less liquid and more volatile than for investment-grade securities.
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The fund may use derivatives, principally futures contracts, primarily to seek returns on the fund’s otherwise uninvested cash assets.
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A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser or investment manager expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser or investment manager may utilize these new derivative instruments and techniques to the extent that they are consistent with the fund’s investment objective and permitted by the fund’s investment limitations, operating policies and applicable regulatory authorities.
The fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify a fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to a fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and a fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.
Options Contracts generally provide the right, but not the obligation, to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date or dates in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset, in part, by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase. When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon the fund’s attempt to exercise the put, the fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for the fund. This also could lengthen the fund’s overall average effective maturity. Standby commitments are types of puts.
The fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. In addition, the fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may
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interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.
Swap Agreements are contracts between two parties that generally involve an exchange of payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease the fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the fund, the fund must be prepared to make such payments when they are due. The fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.
In addition, the fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
Certain standardized swaps are subject to mandatory central clearing and exchange trading requirements. Unlike uncleared swaps, which are negotiated bilaterally and traded over-the-counter, cleared swaps must trade through a futures commission merchant and be cleared through a clearinghouse that serves as the central counterparty to the transaction. The fund posts initial and variation margin for cleared swaps by making payments to its clearing member futures commission merchants. Depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the fund to support its obligations under a similar bilateral swap. However, the Commodity Futures Trading Commission (CFTC) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which, once effective, may result in the fund and its counterparties posting higher margin amounts for uncleared swaps. Any type of swap agreement poses a risk for the fund and may cause it to lose money.
For purposes of applying the fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Derivatives Regulatory Matters. In October 2020, the Securities and Exchange Commission (SEC) adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the fund’s use of such transactions. The rule requires the fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when the fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the fund satisfies the limited derivatives users exception, but for
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funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the fund’s securities lending activities. In addition, under the rule, the fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). The fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on the fund. The investment adviser intends to monitor developments and seeks to manage the fund in a manner consistent with achieving the fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which the fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the investment adviser, with respect to the fund’s operation. Therefore, the fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If the fund’s investment adviser were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If the fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.
The fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the imposition of sanctions, trade barriers, confiscations, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures or retaliatory actions imposed or negotiated by the countries with which they trade. Countries with emerging or developing securities markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the fund.
In addition to the risks of investing in emerging market country debt securities, the fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.
Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China based companies that incorporate in the People’s Republic of China (PRC) can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies depending on what stock exchange they are listed on. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. Class B Shares trade on either the Shanghai or Shenzhen stock exchanges and can only be traded by non-residents of the PRC or residents with appropriate foreign currency dealing accounts. They trade in U.S. dollars on the Shanghai exchange and in Hong Kong dollars on the Shenzhen exchange. Class A Shares trade on either the Shanghai or Shenzhen exchanges and are quoted in renminbi. Class A
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Shares may only be traded by residents of the PRC, or under the Qualified Foreign Institutional Investor (QFII) rules, or through the Stock Connect programs (Shanghai-Hong Kong or Shenzhen-Hong Kong). Finally, China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that the fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares. Further, there are quotas on the amount China A Shares available either to QFIIs or through the Stock Connect programs. These quotas are applicable to the entire market, not to a specific fund, but they impact the ability of the fund to implement its investment strategy.
The fund may invest a portion of its assets in certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction, such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.
Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. As a result, investors face the risk that future actions by the Chinese government could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities. If the Chinese government takes action affecting VIE structures, the market value of the fund’s associated portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the fund.
In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which the fund invests may be less reliable or complete than investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the fund to transact in such securities and may increase the transaction costs of the fund if the fund is required to seek other markets in which to transact in those securities.
Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which the fund invests.
There is the potential of increased tariffs and restrictions on trade between the United States and the PRC. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on PRC companies and a commensurately negative impact on a fund. In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries, including China. See “Market Disruptions Risk” and “Foreign Securities” risk.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts (ADRs, EDRs and GDRs), interests in real estate investment trusts and interests in business development companies. (For more information on real estate
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investment trusts (REITs), see the section titled “Real Estate Investment Trusts,” for more information on depositary receipts, see the section titled “Depositary Receipts,” and for more information on business development companies, see the section titled “Business Development Companies”).
Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. It is possible for small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and the fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of the fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However,
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preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than – and at times will perform differently from – large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of the fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering (IPO). The fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. The fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs) are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
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MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (minimum quarterly distributions). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors
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may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).
Exchange-Traded Funds (ETFs) are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Foreign Currency Transactions. The fund may invest in foreign currency-denominated securities, purchase and sell foreign currency options and foreign currency futures contracts and related options and engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (forwards). The fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
The fund may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.
The fund also may engage in forward foreign currency exchange options and contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, the fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).
Buying and selling foreign currency exchange options and contracts involves costs and may result in losses. The ability of the fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund’s holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause the fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. The fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes. To the extent a foreign currency transaction involves a derivative instrument, the risks discussed under “Derivative Instruments”, above, also will apply.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of the fund and the fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser or investment manager desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
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Cross Hedge. If a particular currency is expected to decrease against another currency, the fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser or investment manager wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or investment manager thinks that the fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser or investment manager might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When the fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the fund’s NAV per share.
Tax Consequences of Hedging. Under applicable tax law, the fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. The fund’s investments in foreign securities may include securities of issuers domiciled in a foreign jurisdiction but which are listed on a U.S. exchange and included in the fund’s index, as well as securities generally available in foreign markets. Foreign securities in which the fund may invest include those issued by foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government or war could affect the value of foreign investments. Additionally, a country could experience a public health threat such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.
In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned
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country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the fund’s liquidity and performance. Unilateral actions by a foreign government may also impact a fund’s ability to operate in full conformity with required U.S. regulations. As a result, such restrictions may limit the fund’s ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
As the fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm the fund’s performance.
Forward Contracts are sales contracts between a buyer (holding the “long” position) and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin,” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The initial margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.
While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent the fund also invests in futures in order to simulate full investment, these same risks apply.
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When interest rates are rising or securities prices are falling, the fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, the fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. The fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the fund has acquired or expects to acquire.
Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
Illiquid Securities or Investments means any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of the fund’s investments is monitored under the supervision and direction of the Board and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.
Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. The portion of the fund tracking a particular index normally will be invested primarily in the securities of its index. Moreover, that portion of the fund tracking a particular index seeks to invest so that its portfolio performs similarly to that of its index. Correlation for the portion of the fund tracking a particular index is calculated using daily returns, according to a mathematical formula which measures correlation between that portion of the fund’s portfolio and index returns. The portion of the fund tracking a particular index may rebalance its holdings in order to track its index more closely. A perfect correlation of 1.0 is unlikely as the fund incurs operating and trading expenses unlike indices.
Inflation/Deflation Risk. The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the fund that permits the fund to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Fund.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.
Large Transaction Risk. Certain accounts or Charles Schwab & Co., Inc. (Schwab or the distributor) affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether the fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the fund to lose value. These events can also impair the technology and other operational systems upon which the fund’s service providers, including Schwab Asset Management as the fund’s investment adviser, rely, and could otherwise disrupt the fund’s service providers’ ability to fulfill their obligations to the fund.
A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and
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liquidity constraints in many markets, including those in which the fund invests. Efforts to contain the spread of infectious disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
War, terrorism and related responses and events could cause substantial market volatility, disrupt fund operations and adversely affect fund performance. For example, Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Additionally, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect the fund’s performance.
U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the fund and issuers in which it invests. For example, if a bank in which the fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the fund and issuers in which it invests.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the fund may be required to dispose of portfolio investments at inopportune times or prices.
Money Market Securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short-term credit needs.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When the fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
The fund may keep a portion of its assets in cash for business operations. The fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. The fund may also invest in money market securities to the extent it is consistent with its investment objective.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits, in the aggregate, in excess of $100 million.
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Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The fund will not invest in fixed time deposits, that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Certain repurchase agreements the fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements.  The fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements. When the fund is lending portfolio securities, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral.
The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).
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Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent the fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) BDCs that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section titled “Business Development Companies” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; (4) UITs that generally offer a fixed number of redeemable shares; and (5) money market funds that typically seek current income by investing in money market securities (see the section titled “Money Market Securities” for more information). Certain open-end funds, closed-end funds and UITs are traded on exchanges (see the section titled “Exchange-Traded Funds” for more information).
To the extent the fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired fund fees and expenses.”
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the fund’s total assets will be invested in the securities of any one acquired investment company (“acquired fund”), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by the fund.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The fund may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or an investment manager) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent the fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by the fund.
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Short Sales may be used by the fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, the fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which the fund sells a security it does not own. To complete such transaction, the fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the fund replaces the borrowed securities.
The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If the fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.
Temporary Defensive Strategies. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the fund’s objectives. The fund will do so only if the investment adviser or investment managers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When the fund engages in such activities, it may not achieve its investment objective.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae) and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and
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Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the fund.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The FHFA previously announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the fund’s investments to lose value.
A default by the U.S. government on a portfolio investment could cause the fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by the fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, another major rating agency downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations may be changed only by vote of a majority of the fund’s outstanding shares.
The Schwab International Opportunities Fund may not:
(1)
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(3)
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(4)
Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(5)
Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(6)
Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(7)
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 ⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are entered into in accordance with the conditions to applicable SEC requirements shall not be regarded as borrowings for the purposes of the fund’s investment restriction.
Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions.
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Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund’s Board.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board.
The fund may not:
(1)
Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
(2)
Sell securities short except as in accordance with current SEC rules and interpretations.
(3)
Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(4)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(5)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(6)
Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
(7)
Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require the fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUND
The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met five times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Charles Schwab & Co., Inc. (Schwab or the distributor). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
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As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of February 28, 2025, included 108 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the fund in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired.	108	None
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	108	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting).	108	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	108	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Retired.	108	None
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Omar Aguilar(2) 1970 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2025)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.	108	None
Richard A. Wurster(2) 1973 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Director and Chief Executive Officer (Jan. 2025-present), President (Oct. 2021-present), and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Nov. 2021-Dec. 2024), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021), Charles Schwab & Co., Inc.; President (Nov. 2021-Dec. 2024), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.	108	Director (2025‑present), The Charles Schwab Corporation
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Director (Oct. 2024-present), Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-July 2024), Charles Schwab Investment Advisory, Inc.; Trustee (Jan. 2025-present), Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.
Jessica Seidlitz
1978
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust from 2013‑2017 and since 2023)	Chief Operating Officer and Chief Financial Officer (Sept. 2024-present), Managing Director (Nov. 2023-present), and Chief Compliance Officer (Nov. 2023-Dec. 2024), Charles Schwab Investment Management, Inc.; Managing Director (Jan. 2019-present), Charles Schwab & Co., Inc.; Chief Compliance Officer (Mar. 2021-June 2023), Schwab Wealth Advisory, Inc.; Chief Operating Officer (Sept. 2024–present), and Chief Compliance Officer (Oct. 2023-Dec. 2024), Schwab Funds, Laudus Trust and Schwab ETFs.
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.
Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs.
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Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

?
(2)
Mr. Aguilar and Mr. Wurster are Interested Trustees. Mr. Aguilar and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex. In addition, Mr. Wurster is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Richard A. Wurster, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the fund. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of the fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the fund’s Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the fund can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the fund, its management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s investment objective. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
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The Board has concluded that Mr. Aguilar should serve as trustee of the Trust because of the experience he gained as chief executive officer, chief investment officer, and president of Schwab Asset Management, the Schwab Funds, Schwab ETFs and Laudus Funds, as well as his knowledge of and experience in financial and investment management services.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.
●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the fund’s investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
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Trustee Compensation
The following table provides trustee compensation for the fiscal year ended October 31, 2024, earned with respect to the fund in this SAI and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Fund in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Omar Aguilar(1)	None	N/A	None
Richard A. Wurster	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer	$1,090	N/A	$352,500
Robert W. Burns	$1,090	N/A	$352,500
Nancy F. Heller	$1,090	N/A	$352,500
David L. Mahoney	$1,191	N/A	$385,000
Jane P. Moncreiff	$1,168	N/A	$377,500
Kimberly S. Patmore	$1,168	N/A	$377,500
J. Derek Penn	$1,090	N/A	$352,500

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

Securities Beneficially Owned by Each Trustee
The following table provides each trustee’s equity ownership of the fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2024:
Name of Trustee	Dollar Range of Trustee Ownership of the Fund Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Omar Aguilar(1)	Schwab International Opportunities Fund	Over $100,000	Over $100,000
Richard A. Wurster	Schwab International Opportunities Fund	None	Over $100,000
INDEPENDENT TRUSTEES
Michael J. Beer	Schwab International Opportunities Fund	None	Over $100,000
Robert W. Burns	Schwab International Opportunities Fund	None	Over $100,000
Nancy F. Heller	Schwab International Opportunities Fund	None	Over $100,000
David L. Mahoney	Schwab International Opportunities Fund	None	Over $100,000
INDEPENDENT TRUSTEES
Jane P. Moncreiff	Schwab International Opportunities Fund	None	Over $100,000
Kimberly S. Patmore	Schwab International Opportunities Fund	None	Over $100,000
J. Derek Penn	Schwab International Opportunities Fund	None	None

(1)
Mr. Aguilar joined the Board effective January 1, 2025.

As of December 31, 2024, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab or any investment managers or the distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any investment managers or the distributor of the fund.
Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The fund, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be
25

purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
In addition, each investment manager has adopted a Code of Ethics and, subject to certain conditions, each investment manager’s Code of Ethics permits directors or officers of the investment manager to buy or sell securities for their own account, including securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment manager’s chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2025, the officers and trustees of the Trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.
As of January 31, 2025, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of the fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percentage of Ownership
Schwab International Opportunities Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 3000 Schwab Way Westlake, TX 76262	71.92%
	Schwab Target 2040 Fund (SWERX) 211 Main Street San Francisco, CA 94105	12.88	%(1)
	Schwab Target 2030 Fund (SWDRX) 211 Main Street San Francisco, CA 94105	7.92	%(1)
	National Financial Services LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 5th FL 200 Liberty Street 1 World Financial Center New York, NY 10281‑1003	7.75%
	Schwab Balanced Fund (SWOBX) 211 Main Street San Francisco, CA 94105	6.45	%(1)
	Ascensus FBO American Century Kansas Post‑Secondary Education Savings Program Attn: SSB&T Custodian Fund 694 4500 Main Street Kansas City, MO 64111‑7709	6.37%
	Schwab Target 2035 Fund (SWIRX) 211 Main Street San Francisco, CA 94105	5.89	%(1)

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of the fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser and Investment Managers
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as the fund’s investment adviser and administrator pursuant to an investment advisory and administration agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.
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Advisory Agreement
The continuation of the fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
The fund is actively managed by a team of dedicated investment professionals, led by Schwab Asset Management, who serves as the “manager of managers,” and a team of investment managers, each of which manages a portion of the assets of the fund. Schwab Asset Management oversees the advisory services provided to the fund. Schwab Asset Management also manages a portion of the fund’s assets including the fund’s cash position. Pursuant to separate sub-advisory agreements, and under the supervision of Schwab Asset Management and the fund’s Board, a number of investment managers are responsible for the day-to-day investment management of a discrete portion of the assets of the fund. The investment managers also are responsible for managing their employees who provide services to the fund. Subject to Board review, Schwab Asset Management allocates and, when appropriate, reallocates the fund’s assets among investment managers, monitors and evaluates investment manager performance, and oversees investment manager compliance with the fund’s investment objectives, policies and restrictions.
The following are the investment managers for the fund.
American Century Investment Management, Inc. (American Century) serves as investment manager to the fund. American Century has been managing mutual funds since 1958. American Century’s principal office is located at 4500 Main Street, Kansas City, MO 64111.
American Century is a wholly owned, direct subsidiary of American Century Companies, Inc. The Stowers Institute for Medical Research (SIMR) controls American Century Companies, Inc. by virtue of its beneficial ownership of more than 25% of the voting securities of American Century Companies, Inc. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Baillie Gifford Overseas Limited (Baillie Gifford) serves as investment manager to the fund. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co., which is generally engaged in the business of investment management. Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the U.K. by the Financial Conduct Authority. Its principal address is located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland.
Columbia Management Investment Advisers, LLC (Columbia) serves as investment manager to the fund. Columbia was incorporated in Minnesota in 1985 and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs. Columbia Management Investment Advisers, LLC, is located at 290 Congress Street, Boston, MA 02210.
Harris Associates L.P. (Harris Associates) serves as investment manager to the fund. Harris Associates is a limited partnership managed by its general partner, Harris Associates, Inc. (HAI). Harris Associates and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group. Together with its predecessor firms, Harris Associates has advised and managed mutual funds since 1976. The principal office of Harris Associates is located at 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606.
As described below, Schwab Asset Management is entitled to receive from the fund a graduated annual fee, payable monthly, for its advisory and administrative services to the fund. The table below sets forth the advisory fees paid by the fund to Schwab Asset Management for the past three fiscal years ended October 31. The figures in the “net fees paid” row represent the actual amounts paid to Schwab Asset Management, which include the effect of any reductions due to the application of the fund’s expense limitation (expense cap). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to Schwab Asset Management were reduced due to the application of the fund’s expense cap.
The expense cap is not intended to cover all fund expenses, and the fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the fund, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
The investment adviser pays the investment managers their fees out of the amount it receives from the fund.
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Fund and Advisory Fee Schedule		2024 (In dollars and as a percent of the fund’s average net assets)	2023 (In dollars and as a percent of the fund’s average net assets)	2022 (In dollars and as a percent of the fund’s average net assets)	Expense Limitation(2)
Schwab International Opportunities Fund 0.63% of the fund’s average daily net assets(1)	Net fees paid to the investment adviser:	$6,490,291	$6,620,901	$9,562,131	0.86%
	Gross fees reduced by:	$0	$0	$1,020,837
	Fees paid to the investment managers by the investment adviser:	$3,610,255	$4,148,437	$5,427,754
		0.35%	0.39%	0.44%

(1)
Prior to February 25, 2022, the advisory fee schedule was 1.29% of the fund’s average daily net assets not in excess of $500 million, 1.275% of such net assets in excess of $500 million and less than $1 billion, and 1.25% of such net assets over $1 billion.

(2)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (including acquired fund fees and expenses, but excluding interest, taxes, and certain non-routine expenses) of the fund to the percentage shown in this column for so long as the investment adviser serves as the adviser to the fund. Prior to February 25, 2022, the investment adviser and its affiliates had agreed to limit the total annual fund operating expenses (including acquired fund fees and expenses, but excluding interest, taxes, and certain non-routine expenses) of the fund to 1.25% of the fund’s daily NAV for so long as the investment adviser serves as the adviser to the fund. The agreement may only be amended or terminated with approval of the fund’s Board.

Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 3000 Schwab Way, Westlake, TX 76262, is the principal underwriter for shares of the fund and is the Trust’s agent for the purpose of the continuous offering of the fund’s shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the fund, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the fund and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the fund. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the fund, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning the fund.
These payments may relate to educational efforts regarding the fund, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the fund available to their customers or otherwise promote the fund, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the fund over other investments.
As of February 28, 2025, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Morgan Stanley Smith Barney LLC, OneDigital Investment Advisors LLC, Principal Life Insurance Company, Schwab Retirement Plan Services, Inc., Standard Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the fund and its shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the fund. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities
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and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Shareholder Servicing Plan
The Trust’s Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the fund. Pursuant to the Plan, the fund is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab International Opportunities Fund	0.20%
Pursuant to the Plan, the fund may pay service providers (including Schwab) that, pursuant to written agreements with Schwab or the Trust, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. The service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of the fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily NAV of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
The Plan shall continue in effect for the fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the Qualified Trustees). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board and (ii) the Qualified Trustees.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the fund’s transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the fund’s shares.
Custodian and Fund Accountant
State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the fund’s custodian and fund accountant.
The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund accountant maintains all books and records related to the fund’s transactions.
Independent Registered Public Accounting Firm
The fund’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the fund and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews the fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Securities Lending Activities
The fund’s securities lending agent is Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending). The securities lending agent provides services to the fund which include the following: locating borrowers, negotiating the loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.
The table below summarizes key information regarding the fund’s securities lending activities to the extent the fund engaged in securities lending during the most recent fiscal year.
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Schwab International Opportunities Fund
Gross income from securities lending activities	$15,172
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$602
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$208
Administrative fees not included in revenue split	—
Indemnification fees not included in revenue split	—
Rebates (paid to borrower)	$5,928
Other fees not included in revenue split	—
Aggregate fees/compensation paid for securities lending activities	$6,738
Net income from securities lending activities(1)	$8,434

(1)
“Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

PORTFOLIO MANAGERS
Schwab Asset Management is responsible for monitoring and coordinating the overall management of the fund.
Other Accounts. In addition to the fund, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2024.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Greves	1	$2,224,533,940	0	$0	0	$0
Tony Creasy	1	$2,224,533,940	0	$0	0	$0
Mariela Jobson(1)	13	$94,095,486,119	0	$0	0	$0
David Rios	13	$92,298,045,389	0	$0	0	$0

(1)
Mariela Jobson became responsible for the day-to-day co-management of the Schwab International Opportunities Fund as of the date of this SAI. Information is reflected as of January 31, 2025.

Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as the fund, track the same index the fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the fund. Because of their positions with the fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective benchmark indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers or traders may aggregate trade orders for the Other Managed Accounts, excluding separately managed accounts, with those of the fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which provide, among other things, that (i) Schwab Asset Management will not receive additional compensation or remuneration of any kind as a result of aggregating transactions; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis. For equity transactions, if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order and round lots. For fixed income transactions, aggregated orders are generally allocated after
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execution. For fixed income and money market fund accounts that have similar strategies, Schwab Asset Management determines allocations with the general purpose of achieving, as nearly as possible, performance and portfolio characteristic parity/ proportionality among such accounts over time. For fixed income and money market fund accounts that do not have similar strategies, Schwab Asset Management has target ranges for significant portfolio characteristics and determines allocations among such accounts in accordance with the target ranges in effect at the time of the trade. In addition, Schwab Asset Management may follow certain investment priorities to satisfy the investment targets for fixed income and money market funds that have investment mandates related to particular sectors.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of the fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for the fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for the fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:
There are two independent funding components for the Plan:
●
a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)
●
a portion based on corporate results
Investment Fund Performance
At the close of the year, the fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.
Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.
Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.
Corporate Performance
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
Allocation of Discretionary Bonus
At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.
Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
●
Fund performance relative to performance measure
●
Risk management and mitigation
●
Individual performance against key objectives
●
Contribution to overall group results
●
Functioning as an active contributor to the firm’s success
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●
Team work
●
Collaboration between Analysts and Portfolio Managers
●
Regulatory/Compliance management
The Portfolio Managers’ compensation is neither based on the value of the assets held in the fund’s portfolio or any Other Managed Account, nor flows into the fund’s portfolio or any Other Managed Account.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the fund they managed as of October 31, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the 1934 Act).
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
John Greves	Schwab International Opportunities Fund	$100,001-$500,000
Tony Creasy	Schwab International Opportunities Fund	$100,001-$500,000
Mariela Jobson(1)	Schwab International Opportunities Fund	None
David Rios	Schwab International Opportunities Fund	None

(1)
Mariela Jobson became responsible for the day-to-day co-management of the Schwab International Opportunities Fund as of the date of this SAI. Information is reflected as of January 31, 2025.

Investment Manager Portfolio Manager Disclosure
American Century
Other Accounts. In addition to the fund, Messrs. Gurwich, Laffan and Patel are also responsible for the day-to-day management of certain other accounts, as indicated in the following table. These accounts do not have an advisory fee based on the performance of the account. The information below is provided as of October 31, 2024.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Trevor Gurwich	3	$1,086,700,933	10	$1,320,373,889	10	$1,740,244,423
Federico Laffan	3	$1,086,700,933	10	$1,320,373,889	10	$1,740,244,423
Pratik Patel	2	$1,001,444,299	5	$236,502,831	5	$790,181,391
Conflicts of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange-traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
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American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Compensation. American Century portfolio manager compensation is structured to align the interest of the portfolio manager with those of the shareholders whose assets they manage. As of October 31, 2024, the compensation includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus, which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the American Century Companies, Inc. stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
Ownership of Fund Shares. As of October 31, 2024, Trevor Gurwich and Pratik Patel did not own any shares of the fund. However, Federico Laffan beneficially owned shares of the fund in the dollar range of $1-$10,000.
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Baillie Gifford
Other Accounts. In addition to the fund, the portfolio manager(s) below are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2024.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Spencer Adair	4	$5,849,549,773	17	$14,593,635,707	44	$21,978,633,275
Lawrence Burns	6	$37,777,909,471	7	$19,196,423,445	33	$13,396,377,892
Paulina McPadden	2	$1,067,885,304	1	$60,744,528	4	$267,439,7423
Accounts where compensation is based on account performance.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Spencer Adair	2	$4,984,902,642	5	$1,607,304,009	4	$964,681,622
Lawrence Burns	3	$33,852,471,007	1	$111,914,830	1	$83,680,284
Paulina McPadden	1	$985,550,938	0	$0	0	$0
Material Conflicts of Interest. Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients, including the fund. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the fund and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
Compensation. The remuneration for non-partner Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements (i) base salary, (ii) an Annual Performance Award and (iii) a Long-Term Profit Award. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.
The Annual Performance Award (APA) for non-partner Investment Managers is measured and determined as follows:
●
80% of the APA arrangement is determined by the investment performance of the investment team, the Portfolio Construction Groups (PCGs), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting Baillie Gifford’s emphasis on long term investing.
●
20% of the APA arrangement is determined by the firm’s Net Promoter Score, emphasizing the importance of client service and the role all staff play in this.
Within the firm each Investment Team and the PCG have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with by each Head of Department following consultation with the Remuneration Committee and the Investment Leadership Groups.
The Long-Term Profit Award (LTPA) element delivers a share of the firm’s profitability to each member of staff. The level of award each individual receives is determined by their role and contribution to the long-term performance of the firm.
All Investment Managers defer between 20% and 40% of their total annual variable remuneration (both APA and LTPA elements). Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s investment policy.
Partner remuneration comprises a fixed base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis of the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to partners, who therefore provide for benefits from their own personal funds.
Ownership of Fund Shares. As of October 31, 2024, the portfolio manager(s) did not beneficially own any of the fund’s shares.
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Columbia
Other Accounts. In addition to the fund, the portfolio managers are also responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2024.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Fred Copper	8	$8,920,000,000	1	$145,260,000	38	$816,290,000
Paul DiGiacomo	7	$8,100,000,000	1	$145,260,000	38	$816,120,000
Daisuke Nomoto	7	$8,100,000,000	6	$1,530,000,000	39	$1,710,000,000
Accounts where compensation is based on account performance.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Fred Copper	0	$0	0	$0	0	$0
Paul DiGiacomo	0	$0	0	$0	0	$0
Daisuke Nomoto	0	$0	0	$0	1	$229,710,000
Material Conflicts of Interest. Like other investment professionals with multiple clients, the fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. Columbia has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as Columbia’s hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.
Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When Columbia determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, the fund may not be able to invest in privately-placed securities in which other accounts advised by Columbia using a similar style, including performance fee accounts, are able to invest, even when Columbia believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to Columbia’s Code of Ethics and certain limited exceptions, including for investments in Columbia’s hedge funds, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the funds advised by Columbia.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the fund and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. Columbia and its investment advisory affiliates (“Participating Affiliates”) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically Columbia does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by Columbia. Similarly, a Participating Affiliate typically does not coordinate trading activities with Columbia with respect to accounts of Columbia unless Columbia is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that Columbia and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for Columbia’s accounts (including the fund) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the fund may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact fund performance.
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“Cross trades,” in which a portfolio manager sells a particular security held by the fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia has adopted compliance procedures that provide that any transactions between the fund and another account managed by Columbia are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts managed by its portfolio managers. Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the fund.
The fund’s portfolio managers also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which Columbia’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Columbia and its affiliates.
In addition, a portfolio manager’s responsibilities may include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
Compensation. Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds advised by Columbia (“Columbia Funds”), in most cases including the Columbia Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Under the Columbia annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to Columbia’s controls and Code of Conduct.
Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by Columbia. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
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For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
Ownership of Fund Shares. As of October 31, 2024, the portfolio managers did not beneficially own any of the fund’s shares.
Harris Associates
Other Accounts. In addition to the fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2024. Harris Associates is manager to five accounts whose advisory fees are partially based on performance metrics.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David G. Herro	12	$23,464,717,073	40	$14,818,305,233	19	$2,240,589,375
Eric Liu	10	$21,891,742,647	36	$14,311,585,032	15	$2,017,381,414
Mike L. Manelli	8	$20,795,445,174	7	$1,270,237,939	9	$1,038,379,552
Accounts where compensation is based on account performance.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David G. Herro	0	$0	4	$835,344,088	1	$247,124,529
Eric Liu	0	$0	4	$835,344,088	1	$247,124,529
Mike L. Manelli	0	$0	0	$0	0	$0
Material Conflicts of Interest. Actual or apparent conflicts may arise when Harris Associates manages the fund and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. Portfolio managers may be privy to the size, timing and possible market impact of trades of multiple accounts, which may be detrimental to other accounts managed by Harris, including the fund. A portfolio manager may execute transactions for another fund or account that may be contrary to a fund’s investments or that may adversely impact the value of a fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the fund, or sells a stock for some accounts while buying the stock for others. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the fund, will generally participate on a pro rata basis.
Harris Associates has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Compensation. Each of Harris Associates’ portfolio managers are compensated solely by Harris Associates, the investment manager. Compensation for each of the portfolio managers is based on Harris Associates’ assessment of the individual’s long-term contribution to the investment success of Harris Associates. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris Associates and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris Associates’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management. Performance is measured in a number of ways, including by portfolio and by strategy, and is compared to one or more benchmarks, including, but not limited to:
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S&P 500, S&P MidCap 400, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Bloomberg (60% S&P 500 and 40% Bloomberg Aggregate Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris Associates’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is also measured over short- and long-term periods, including one year, three years, five years, ten years, since an account’s inception or since the portfolio manager has been managing the account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris Associates in that role. Mr. Manelli and Mr. Liu serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris Associates, such as a role in investment through leadership and management of Harris Associates, are taken into account in the overall compensation process.
Ownership of Fund Shares. As of October 31, 2024, the portfolio managers did not beneficially own any of the fund’s shares.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, a fund with high turnover (such as 100% or more) tends to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for the fund for the past two fiscal years is as follows:
Fund	2024	2023
Schwab International Opportunities Fund	57%	63%
Portfolio Transactions
The investment adviser and investment managers make decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser and investment managers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The price the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund invests are traded primarily in the OTC market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.
The investment adviser and investment managers seek to obtain the best execution for the fund’s portfolio transactions. The investment adviser or the investment managers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that the fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that the fund will receive the volume-weighted average price (VWAP)
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for a security for a given trading day (or portion thereof) when the investment adviser or the investment managers believe that VWAP execution is in the fund’s best interest. In addition, the investment adviser and the investment managers have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser and investment managers may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or an investment manager believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and investment manager may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser or the investment managers may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser or investment manager may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser or investment manager will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser or a investment manager will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or an investment manager faces a potential conflict of interest, but the investment adviser and investment managers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser and investment managers may purchase for the fund, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or investment managers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser and investment managers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the fund to trade directly with other institutional holders. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.
The investment adviser and investment managers may aggregate securities sales or purchases among two or more funds. The investment adviser and investment managers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of the fund are aggregated with other accounts managed by the investment adviser and investment managers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the investment managers) as its broker for executing orders for the fund on securities exchanges, the investment adviser and the investment managers follow procedures, adopted by the fund’s Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
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Brokerage Commissions
For each of the last three fiscal years, the fund paid the following brokerage commissions. Variances in brokerage commissions paid by the fund from year to year are due to increases and decreases in portfolio turnover in response to asset flows.
Fund	2024	2023	2022
Schwab International Opportunities Fund	$552,643	$548,002	$706,593
Regular Broker-Dealers
During the fiscal year, the fund held securities issued by its respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of October 31, 2024.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab International Opportunities Fund	BNP Paribas Securities Corp.	$7,328,149
	SG Americas Securities, LLC	$2,353,379
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually the fund’s complete proxy voting record on Form N-PX. The fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. The fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, investment manager (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, investment manager or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s investment manager, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, investment managers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any investment manager to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to
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the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
The fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust with a Declaration of Trust entered into on May 6, 1993 and filed with the Commonwealth of Massachusetts on May 7, 1993.
The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its funds) by notice to the shareholders without shareholder approval.
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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the NAV as determined in accordance with the bylaws.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Fund
The fund is open each day that the New York Stock Exchange (NYSE) is open. The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by the fund’s transfer agent no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase, redemption and exchange orders must be received by the fund’s transfer agent that day in order to be executed that day at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
The fund has authorized one or more financial intermediaries, including Schwab, to accept on its behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the fund’s NAV per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the fund or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the fund’s transfer agent.
The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.
The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
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The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the fund’s policies regarding “market timing” is included in the prospectus.
In certain circumstances, shares of the fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. The fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Fund
Methods to purchase and redeem shares are set forth in the fund’s prospectus. An exchange order involves the redemption of all or a portion of the shares of the fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The fund and Schwab reserve certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing the fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing the fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by the fund or other date as communicated by the financial intermediary.
Pricing of Shares
Each business day, the fund calculates its share price, NAV per share, as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of the fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
To the extent the fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.
The fund uses approved pricing sources (including pricing services) to provide values for its portfolio securities. Values are generally determined by the approved pricing sources as follows: generally, securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Generally, securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on
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the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the fund’s Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
TAXATION
This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Fund
It is the fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
The fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the fund must, among other requirements, distribute annually to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of the fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. The fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser or investment manager might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.
The fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund’s assets, convert short term capital losses into long term capital losses or otherwise affect the character of the fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.
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The fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. The fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon or other securities which are sold at original issue discount and thus do not make periodic cash interest payments, the fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any corresponding interest payments on such obligations during that period. Because the fund distributes all of its net investment income to its shareholders, the fund may have to sell fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.
Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by the fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund must also satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gains (if any) that are reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of the fund. However, if you receive a capital gain dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gain dividend, be treated as a long-term capital loss.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The fund will inform you of the amount of your ordinary income dividends and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in the fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.
If the fund makes a distribution to a shareholder in excess of the fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a
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subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the U.S. Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding taxes if the fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain dividends and long-term capital gains, and any gains from the sale or other disposition of shares of the fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in the fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, a portion of the income, if any, derived by the fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) may be classified as “excess inclusion income.” With respect to foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the fund from holding investments in REITs that hold residual interests in REMICs, and the fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. The fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for the fund to pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the fund to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
Income the fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the fund has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Internal Revenue Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the fund will have more than 50% of the value of its assets invested in foreign securities at the close of its taxable years, and that it will be permitted to make this election.
The fund may invest in non-U.S. corporations, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Internal Revenue Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent the fund does invest in PFICs, it may be eligible to elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, the fund may be required to distribute amounts in excess of realized income and gains. To the extent the fund does invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund’s shareholders. Therefore, the payment of this tax would reduce the fund’s economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
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Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by the fund. Under these rules, foreign exchange gain or loss realized by the fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. Foreign currency losses could result in distributions of ordinary income being reclassified as a return of capital for tax purposes.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.
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APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2025

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2025

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and other governance issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and environmental and social areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including environmental, social, and governance-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
While the voting policy is in place to provide structure and guidance and ensure CSIM’s approach is consistent and repeatable, CSIM recognizes instances may arise that would benefit from additional research and analysis to determine CSIM’s policy recommendation. As such, CSIM reserves the right to use discretion and apply a case-by-case approach when determining its vote decision for any proposal that it believes warrants added scrutiny by the Investment Stewardship Team.
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The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience, and skills contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A company board is not sufficiently diverse with respect to background, or the board has not provided a reasonable explanation of board diversity or lack thereof
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
A director approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns
●
The company has not provided explicit disclosure of board oversight of material risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring the separation of these roles unless certain circumstances are in place.
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Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles include:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support shareholder proposals requiring an independent chair unless CSIM has concerns regarding a board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
●
There is a disconnect identified between executive pay and company performance
●
Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
●
Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
●
Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
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●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
v.
Compensation-Related Shareholder Proposals
CSIM generally votes with management on compensation-related shareholder proposals. CSIM believes the responsibility for designing an effective executive compensation program lies with the board’s compensation committee, rather than shareholders. Therefore, rather than supporting policies proposed by shareholders, a more appropriate way for shareholders to express discontent with a company’s policies and practices is through the election of directors, the advisory vote on executive compensation, proposals regarding equity plans and/or other executive compensationspecific proposals.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile is problematic
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
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F.
ENVIRONMENTAL AND SOCIAL SHAREHOLDER PROPOSALS

Effective oversight of material environmental and social risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental and social issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental and social issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities on a case-by-case basis and considers supporting them if there is no evidence of board oversight, a political spending policy and/or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted,” unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, which are affiliated with such company, are participants in such meetings.
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B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and complies with all reporting requirements.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.
6

Schwab Capital Trust
PEA No. 230
Part C: Other Information
ITEM 28.
EXHIBITS.

(a)	Amended and Restated Agreement and Declaration of Trust, dated November 29, 2005, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on April 28, 2006 (hereinafter referred to as PEA No. 81).
(b)	Second Amended and Restated Bylaws of the Registrant, adopted as of February 24, 2021, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 208 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 25, 2021 (hereinafter referred to as PEA No. 208).
(c)(i)	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of the Amended and Restated Agreement and Declaration of Trust, dated November 29, 2005, referenced in Exhibit (a) above, are incorporated herein by reference to Exhibit (a) of PEA No. 81.
(c)(ii)	Article 9 and Article 11 of the Second Amended and Restated Bylaws, are incorporated herein by reference to Exhibit (b) of PEA No. 208.
(d)(i)	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the Investment Adviser or CSIM), dated June 15, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on December 17, 1997.
(d)(i)(a)	Amended Schedules A and B, dated February 25, 2022, to the Investment Advisory and Administration Agreement between Registrant and CSIM, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(i)(a) of Post-Effective Amendment No. 213 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 25, 2022 (hereinafter referred to as PEA No. 213).
(d)(i)(b)	Amended and Restated Advisory Agreement between Registrant and CSIM, dated June 6, 2017, is incorporated herein by reference to Exhibit (d)(i)(b) of Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on June 16, 2017.
(d)(i)(c)	Amended Schedule A, dated February 25, 2021, to the Amended and Restated Advisory Agreement between Registrant and CSIM, dated June 6, 2017, is incorporated herein by reference to Exhibit (d)(i)(c) of PEA No. 208.
(d)(ii)	Administration Agreement between Registrant and CSIM, dated August 18, 2016, is incorporated herein by reference to Exhibit (d)(xxi) of Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on August 17, 2016 (hereinafter referred to as PEA No. 160).
(d)(ii)(a)	Amendment No. 1, dated February 25, 2021, to the Administration Agreement between Registrant and CSIM, dated August 18, 2016, is incorporated herein by reference to Exhibit (d)(ii)(a) of PEA No. 208.
(d)(iii)	Amended and Restated Investment Advisory and Administration Agreement between Registrant and CSIM, dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(xxiv) of Post-Effective Amendment No. 166 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on April 20, 2017.
(d)(iv)	Schedule A to the Amended and Restated Investment Advisory and Administration Agreement between Registrant and CSIM, dated December 1, 2017, is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 180 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on December 1, 2017.
(d)(iv)(a)	Schedule B to the Amended and Restated Investment Advisory and Administration Agreement between Registrant and CSIM, dated December 20, 2018, is incorporated herein by reference to Exhibit (d)(iv)(a) of Post-Effective Amendment No. 190 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 28, 2019 (hereinafter referred to as PEA No. 190).
(d)(v)	Investment Sub-Advisory Agreement between the Investment Adviser and Harris Associates LP (Harris Associates), dated January 11, 2002, is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 192 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on April 26, 2019 (hereinafter referred to as PEA No. 192).
(d)(v)(a)	Amendment, dated March 26, 2003, to Investment Sub-Advisory Agreement between the Investment Adviser and Harris Associates is incorporated herein by reference to Exhibit (d)(xxii) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 26, 2004.
(d)(v)(b)	Amendment, dated December 2, 2004, to Investment Sub-Advisory Agreement between the Investment Adviser and Harris Associates is incorporated herein by reference to Exhibit (d)(xvii) of Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 25, 2011 (hereinafter referred to as PEA No. 106).

(d)(v)(c)	Amendment to Schedule A, dated February 1, 2006, to Investment Sub-Advisory Agreement between the Investment Adviser and Harris Associates is incorporated herein by reference to Exhibit (d)(v)(a) of PEA No. 190.
(d)(v)(d)	Amendment to Schedule B, dated December 10, 2021, to Investment Sub-Advisory Agreement between the Investment Adviser and Harris Associates is incorporated herein by reference to Exhibit (d)(v)(d) of PEA No. 213.
(d)(vi)	Investment Sub-Advisory Agreement between the Investment Adviser and Columbia Management Investment Advisers, LLC (Columbia), dated September 26, 2023, is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 224 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on December 11, 2023 (hereinafter referred to as PEA No. 224).
(d)(vii)	Investment Sub-Advisory Agreement between the Investment Adviser and American Century Investment Management, Inc. (American Century), dated June 3, 2010, is incorporated herein by reference to Exhibit (d)(x) of PEA No. 106.
(d)(vii)(a)	Amendment, dated July 16, 2010, to Investment Sub-Advisory Agreement between the Investment Adviser and American Century is incorporated herein by reference to Exhibit (d)(xvi) of PEA No. 106.
(d)(vii)(b)	Amendment to Schedule B, dated June 30, 2023, to Investment Sub-Advisory Agreement between the Investment Adviser and American Century is incorporated herein by reference to Exhibit (d)(vii)(b) of Post-Effective Amendment No. 229 to Registrant’s Registration Statement on Form N-1A (file No. 811-07704) electronically filed with the SEC on July 26, 2024.
(d)(viii)	Investment Sub-Advisory Agreement between the Investment Adviser and Baillie Gifford Overseas Limited (Baillie Gifford), dated December 12, 2019, is incorporated herein by reference to Exhibit (d)(x) of Post-Effective Amendment No. 199 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 28, 2020.
(d)(ix)	Expense Limitation Agreement by and between Registrant, the Investment Adviser and Charles Schwab & Co., Inc. (Schwab), dated July 1, 2009, is incorporated herein by reference to Exhibit (d)(xxi) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on December 10, 2009.
(d)(ix)(a)	Schedule A, dated February 25, 2022, to the Expense Limitation Agreement by and between Registrant, the Investment Adviser and Schwab, dated July 1, 2009, is incorporated herein by reference to Exhibit (d)(ix)(a) of PEA No. 213.
(d)(ix)(b)	Expense Limitation Agreement among Registrant, the Investment Adviser and Schwab, dated August 18, 2016, is incorporated herein by reference to Exhibit (d)(xxii) of PEA No. 160.
(d)(ix)(c)	Schedule A, dated February 25, 2021, to the Expense Limitation Agreement among Registrant, the Investment Adviser and Schwab, dated August 18, 2016, is incorporated herein by reference to Exhibit (d)(xi)(c) of PEA No. 208.
(d)(ix)(d)	Expense Limitation Agreement among Registrant, the Investment Adviser and Schwab, dated February 25, 2022, is incorporated herein by reference to Exhibit (d)(ix)(d) of PEA No. 213.
(e)(i)	Second Amended and Restated Distribution Agreement between Registrant and Schwab, dated December 11, 2015, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 151 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 24, 2016 (hereinafter referred to as PEA No. 151).
(e)(i)(a)	Amended Schedule A, dated February 25, 2021, to the Second Amended and Restated Distribution Agreement between Registrant and Schwab, dated December 11, 2015, is incorporated herein by reference to Exhibit (e)(i)(a) of PEA No. 208.
(f)	Inapplicable.
(g)(i)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (Brown Brothers), dated April 1, 2007, is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 123 to Registrant’s Registration Statement Form N-1A (File No. 811-07704) electronically filed with the SEC on January 13, 2013.
(g)(i)(a)	Amended Schedule 1, dated February 25, 2021, to the Custodian Services Agreement between Registrant and Brown Brothers is incorporated herein by reference to Exhibit (g)(i)(a) of PEA No. 208.
(g)(ii)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company (State Street), dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(ix) of Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 27, 2006 (hereinafter referred to as PEA No. 79).
(g)(ii)(a)	Amended Appendix A and Appendix B, dated September 28, 2022, to the Amended and Restated Master Custodian Agreement between Registrant and State Street, is incorporated herein by reference to Exhibit (g)(ii)(a) of Post-Effective Amendment No. 220 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 27, 2023 (hereinafter referred to as PEA No. 220).
(g)(ii)(b)	Amendment, dated April 30, 2021, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is filed herein as Exhibit (g)(ii)(b).
(g)(ii)(c)	Amendment, dated December 11, 2024, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is filed herein as Exhibit (g)(ii)(c).
(g)(iii)	Global Custody Services Agreement between Registrant and Citibank, N.A., dated February 2, 2022, is incorporated herein by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on June 22, 2022 (hereinafter referred to as PEA No. 215).

(h)(i)	License Agreement between Registrant and Standard & Poor’s is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on February 26, 1999.
(h)(ii)	Transfer Agency and Service Agreement, dated November 12, 2020, between Registrant and BNY Mellon Investment Servicing (US) Inc., is incorporated herein by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 209 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on April 28, 2021.
(h)(ii)(a)	Amendment No. 1, dated March 2, 2021, to the Transfer Agency and Service Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., is incorporated herein by reference to Exhibit (h)(ii)(a) of PEA No. 224.
(h)(ii)(b)	Amendment No. 2, dated April 28, 2023, to the Transfer Agency and Service Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., is incorporated herein by reference to Exhibit (h)(ii)(b) of PEA No. 224.
(h)(iii)	Amended and Restated Shareholder Servicing Plan, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(iv) of PEA No. 151.
(h)(iii)(a)	Amended Schedule A, dated July 1, 2022, to the Amended and Restated Shareholder Servicing Plan, is incorporated herein by reference to Exhibit (h)(iii)(a) of PEA No. 220.
(h)(iv)	Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(i) of PEA No. 79.
(h)(iv)(a)	Amendment, dated September 28, 2022, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(iv)(a) of PEA No. 220.
(h)(iv)(b)	Amendment, dated November 14, 2024, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is filed herein as Exhibit (h)(iv)(b).
(h)(v)	Form of Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(v) of PEA No. 213.
(i)	Opinion and Consent of Counsel is filed herein as Exhibit (i).
(j)(i)	Consent of Deloitte & Touche LLP is filed herein as Exhibit (j)(i).
(j)(ii)	Power of Attorney executed by Omar Aguilar, dated January 1, 2025, is filed herein as Exhibit (j)(ii).
(j)(iii)	Power of Attorney executed by Robert W. Burns, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(v) of PEA No. 151.
(j)(iv)	Power of Attorney executed by David L. Mahoney, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(viii) of PEA No. 151.
(j)(v)	Power of Attorney executed by Kimberly S. Patmore, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(x) of PEA No. 151.
(j)(vi)	Power of Attorney executed by Nancy F. Heller, dated June 1, 2018, is incorporated herein by reference to Exhibit (j)(xi) of Post Effective Amendment No. 186 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on June 26, 2018.
(j)(vii)	Power of Attorney executed by Jane P. Moncreiff, dated January 28, 2019, is incorporated herein by reference to Exhibit (j)(xiii) of PEA No. 190.
(j)(viii)	Power of Attorney executed by Dana S. Smith, dated January 11, 2023, is incorporated herein by reference to Exhibit (j)(ix) of PEA No. 220.
(j)(ix)	Registrant, Certified Resolution regarding Powers of Attorney, dated June 10, 2020 is incorporated herein by reference to Exhibit (j)(xv) of Post-Effective Amendment No. 203 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on June 26, 2020.
(j)(x)	Power of Attorney executed by Jean Derek Penn, dated June 1, 2021, is incorporated herein by reference to Exhibit (j)(xiv) of Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on June 25, 2021.
(j)(xi)	Power of Attorney executed by Michael J. Beer, dated September 26, 2022, is incorporated herein by reference to Exhibit (j)(xii) of PEA No. 220.
(j)(xii)	Power of Attorney executed by Richard A. Wurster, dated January 1, 2025, is filed herein as Exhibit (j)(xii).
(k)	Inapplicable.
(l)	Inapplicable.
(m)	Inapplicable.
(n)	Inapplicable.
(o)	Inapplicable.

(p)(i)	Joint Code of Ethics for the Registrant, Investment Adviser and Schwab, dated June 6, 2024, is incorporated herein by reference to Exhibt (p)(i) of Post-Effective Amendment No. 228 to Registrant’s Registration Statement on Form N-1A (File No. 811-07704) electronically filed with the SEC on June 21, 2024 (hereinafter referred to as PEA No. 228).
(p)(ii)	Code of Ethics for American Century, investment subadviser to the Schwab International Opportunities Fund, dated February 2, 2024, is incorporated herein by reference to Exhibit (p)(ii) of PEA No. 228.
(p)(iii)	Code of Ethics for Harris Associates, investment subadviser to the Schwab International Opportunities Fund, dated October 30, 2024, is filed herein as Exhibit (p)(iii).
(p)(iv)	Code of Ethics for Columbia, investment subadviser to the Schwab International Opportunities Fund, dated December 2024, is filed herein as Exhibit (p)(iv).
(p)(v)	Code of Ethics for Baillie Gifford, investment subadviser to the Schwab International Opportunities Fund, dated July 2024, is filed herein as Exhibit (p)(v).
EX-101	Inline Interactive Data File - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
EX-101.INS	XBRL Taxonomy Instance Document
EX-101.SCH	XBRL Taxonomy Schema Document
EX-101.CAL	XBRL Taxonomy Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Label Linkbase Document
EX-101.PRE	XBRL Taxonomy Presentation Linkbase Document

ITEM 29.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Board of Trustees of the Registrant is identical to the boards of trustees of The Charles Schwab Family of Funds, Schwab Investments, Schwab Strategic Trust, Schwab Annuity Portfolios, and Laudus Trust. Each such trust has Charles Schwab Investment Management, Inc. as its investment adviser. In addition, the officers of the Registrant are also identical to those of each such other trust. As a result, the above-named trusts may be deemed to be under common control with the Registrant. Nonetheless, the Registrant takes the position that it is not under common control with such other trusts because the power residing in the respective trusts’ boards and officers arises as a result of an official position with each such trust.
ITEM 30.
INDEMNIFICATION.

Article VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (a) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (1940 Act), and its own terms, said Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases Nos. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the 1933 Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
ITEM 31.
BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Registrant’s investment adviser is Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, a Delaware corporation, organized in October 1989 with a principal place of business at 211 Main Street, San Francisco, CA 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust; investment adviser to Laudus Trust; investment adviser and/or administrator to any other open-end management investment companies that Schwab may sponsor in the future; and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.
Name and Position with Adviser	Name of Other Company	Capacity
Omar Aguilar, Director, Chief Executive Officer, President and Chief Investment Officer	Schwab ETFs	Trustee, Chief Executive Officer, President and Chief Investment Officer
	Schwab Funds	Trustee, Chief Executive Officer, President and Chief Investment Officer
	Laudus Trust	Trustee, Chief Executive Officer, President and Chief Investment Officer
Patrick Cassidy, Managing Director and Chief Investment Officer	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
	Schwab ETFs	Vice President and Chief Investment Officer
Mark Hunter, Managing Director and Chief Compliance Officer	Charles Schwab & Co., Inc	Managing Director
	Schwab ETFs	Chief Compliance Officer
	Schwab Funds	Chief Compliance Officer
	Laudus Trust	Chief Compliance Officer
Catherine MacGregor, Managing Director and Chief Legal Officer	Charles Schwab & Co., Inc.	Managing Director
	Schwab ETFs	Secretary and Chief Legal Officer
	Schwab Funds	Secretary and Chief Legal Officer
	Laudus Trust	Vice President, Chief Legal Officer and Clerk
William P. McMahon, Jr., Managing Director and Chief Investment Officer	Schwab ETFs	Vice President and Chief Investment Officer
	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
Jessica Seidlitz, Managing Director, Chief Operating Officer, and Chief Financial Officer	Schwab Funds	Chief Operating Officer
	Schwab ETFs	Chief Operating Officer
	Laudus Trust	Chief Operating Officer
	Charles Schwab & Co., Inc.	Managing Director
Michael D. Verdeschi, Director	The Charles Schwab Corporation	Managing Director and Chief Financial Officer
	Charles Schwab & Co., Inc.	Director, Managing Director and Chief Financial Officer
	Family Wealth Alliance, Inc.	Managing Director and Chief Financial Officer
	Ameritrade Holding LLC	Manager
	Schwab Holdings, Inc.	Director, Managing Director and Chief Financial Officer
	Charles Schwab Global Holdings, Inc.	Managing Director and Chief Financial Officer
	Performance Technologies, Inc.	Managing Director and Chief Financial Officer
	Schwab (SIS) Holdings, Inc. I	Managing Director and Chief Financial Officer
	Schwab Technology Holdings, Inc.	Managing Director and Chief Financial Officer
Richard A. Wurster, Director	Schwab Funds	Chairman and Trustee
	Schwab ETFs	Chairman and Trustee
	Laudus Trust	Chairman and Trustee
	The Charles Schwab Corporation	Director, Chief Executive Officer and President

ITEM 32.
PRINCIPAL UNDERWRITERS.

(a) Schwab acts as principal underwriter and distributor of Registrant’s shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios and may act as such for any other investment company which Schwab may sponsor in the future.
(b) Information with respect to Schwab’s directors and officers is as follows:

Name	Position and Offices with the Underwriter	Position and Offices with the Registrant
Jonathan M. Craig	President and Director; Managing Director and Head of Investor Services and Marketing	None
Steven H. Anderson	Managing Director and Head of Workplace Services	None
Jonathan Beatty	Director; Managing Director and Head of Advisor Services	None
Jason C. Clague	Managing Director and Head of Operations	None
Neesha K. Hathi	Managing Director – Wealth and Advice Solutions	None
Timothy C. Heier	Managing Director and Chief Technology Officer	None
Dennis W. Howard	Managing Director and Chief Information Officer	None
Lisa Kidd Hunt	Managing Director and Head of International Services	None
Shannon Jurecka	Managing Director and Head of Human Resources	None
James Kostulias	Managing Director – Trading Services	None
Mitchell N. Mantua	Managing Director and General Auditor	None
Peter J. Morgan III	Managing Director, General Counsel and Corporate Secretary	None
Nigel J. Murtagh	Managing Director and Chief Risk Officer	None
Michael D. Verdeschi	Director; Managing Director and Chief Financial Officer	None
The principal business address of all directors and officers of Schwab is 3000 Schwab Way, Westlake, TX 76262.
(c) None.
ITEM 33.
LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, and the Rules thereunder are maintained at the offices of: Registrant and Registrant’s investment adviser and administrator, Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, CA 94105; Registrant’s principal underwriter, Charles Schwab & Co., Inc., 3000 Schwab Way, Westlake, TX 76262; Registrant’s custodian for certain funds, including Schwab Fundamental Emerging Markets Large Company Index Fund, Citibank, N.A., 388 Greenwich Street, New York, NY 10013; Registrant’s custodian for Schwab Fundamental Emerging Markets Large Company Index Fund, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, Registrant’s custodian for the balance of the funds and fund accountant, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016; Registrant’s transfer agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581; and Registrant’s sub-advisors: American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111; Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland; Columbia Management Investment Advisers, LLC, 290 Congress Street, Boston, MA 02210; Harris Associates L.P., 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606. Terminated sub-advisors are required to hold all previously generated fund records in accordance with the 1940 Act.
ITEM 34.
MANAGEMENT SERVICES.

None.
ITEM 35.
UNDERTAKINGS.

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 230 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 230 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 27th day of February, 2025.
SCHWAB CAPITAL TRUST Registrant
Omar Aguilar * Omar Aguilar, Chief Executive Officer, President and Chief Investment Officer
Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 230 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 27th day of February, 2025.
Signature	Title
Richard A. Wurster* Richard A. Wurster	Chairman and Trustee
Michael J. Beer* Michael J. Beer	Trustee
Robert W. Burns* Robert W. Burns	Trustee
Nancy F. Heller* Nancy F. Heller	Trustee
David L. Mahoney* David L. Mahoney	Trustee
Jane P. Moncreiff* Jane P. Moncreiff	Trustee
Kimberly S. Patmore* Kimberly S. Patmore	Trustee
J. Derek Penn* J. Derek Penn	Trustee
Omar Aguilar* Omar Aguilar	Trustee, Chief Executive Officer, President and Chief Investment Officer
Dana S. Smith* Dana S. Smith	Treasurer and Chief Financial Officer
*By:	/s/ Douglas P. Dick Douglas P. Dick, Attorney‑in‑Fact Pursuant to Power of Attorney